As filed with the Securities and Exchange Commission on December 30, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-05632
                                                     ---------


                           Fremont Mutual Funds, Inc.
               (Exact name of registrant as specified in charter)


                          333 Market Street, Suite 2600
                             San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                             Tina Thomas, Secretary
                           Fremont Mutual Funds, Inc.
                          333 Market Street, Suite 2600
                             San Francisco, CA 94105
                     (Name and address of agent for service)

                                    Copy to:
                            Robert A. Robertson, Esq.
                                   Dechert LLP
                        4675 MacArthur Court, Suite 1400
                          Newport Beach, CA 92660-8842


                                 (415) 284-8733
               Registrant's telephone number, including area code


Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

Item 1. Report to Stockholders.
-------------------------------


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
          FREMONT MUTUAL FUNDS, INC.
          -----------------------------------------------------------
                                     Annual Report | October 31, 2004
--------------------------------------------------------------------------------

                                                 fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM E. DOUGLAS TAYLOR,
PRESIDENT & CEO OF FREMONT INVESTMENT ADVISORS
--------------------------------------------------------------------------------

[PHOTO]

"We at FIA are extremely grateful to you and the many thousands of other investors, who have 'stayed the course' with us during the past two years..."

Dear Fremont Funds Shareholders,

While in the past, the annual shareholders' letter has been directed to the events of the past year, it now seems appropriate to put some perspective on the past two-to-three years in order to bring sense to the past year and perhaps provide some insight into the future.

In retrospect, the high technology bubble of the late '90s provided the incubator for the dramatic stock market decline and concomitant recession. Exacerbating this were the events of September 11, 2001 when some 3,000 citizens became the victims of terrorist attacks. The U.S. reaction to this was strong and immediate, serving notice on the world that this sort of lawlessness would not go unchecked. In 2003, we saw a rebound in the world economies and in most capital markets. This has carried over to 2004, albeit at more modest levels. For the two years ending October 31, 2004, the stock market, as measured by the Standard & Poor's (S&P) 500, is up 15.0%, annualized, besting the S&P 500's historic annualized return that approximates 10% per year.

The Fremont Funds have performed well during this two-year period, with three of the five domestic equity funds besting the S&P 500 annualized total return, i.e., Fremont Large Cap Value Fund, up 25.3%; Fremont U.S. Micro-Cap Fund, up 22.9%; and Fremont U.S. Small Cap Fund, up 20.4%. The Fremont Bond Fund, sub-advised by Bill Gross at PIMCO (whom we believe is one of the best bond managers in the country), is up 6.4%, versus his benchmark (the Lehman U.S. Aggregate Index), up 5.2%.

Average Annual Returns as of October 31, 2004
                                                             Since     Inception
                          1 Year    5 Years    10 Years    Inception     Date
--------------------------------------------------------------------------------
Fremont Global Fund        9.27%     0.96%       6.34%       7.36%     11/18/88
--------------------------------------------------------------------------------
Fremont Large Cap
Value Fund                12.96%       --          --       -4.29%     12/29/00
--------------------------------------------------------------------------------
Fremont U.S.
Small Cap Fund             3.16%    -3.29%         --        4.73%     09/24/97
--------------------------------------------------------------------------------
Fremont U.S.
Micro-Cap Fund            -1.00%     5.23%      18.04%      17.81%     06/30/94
--------------------------------------------------------------------------------
Fremont Real Estate
Securities Fund           29.56%    16.72%         --        8.61%     12/31/97
--------------------------------------------------------------------------------
Fremont Bond Fund          6.45%     8.37%       8.57%       7.46%     04/30/93
--------------------------------------------------------------------------------
Fremont California
Intermediate
Tax-Free Fund              6.39%     5.73%       5.88%       5.90%     11/16/90
--------------------------------------------------------------------------------
Fremont Money
Market Fund                0.84%     2.82%       4.09%       4.62%     11/18/88
--------------------------------------------------------------------------------

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

--------------------------------------------------------------------------------

It is significant to note that the Fremont California Intermediate Tax-Free Fund has produced strong performance since a new manager (Evergreen) was selected early in 2003. The annualized total return two-year performance is 5.4%, compared to 4.3% for its benchmark. Also, the Fremont Money Market Fund continues to deliver returns significantly higher than its benchmark and peer-group funds (See page 23). It has also been a wonderful time to invest in real estate securities. The Fremont Real Estate Securities Fund is up at an annual total return rate of 31.1% for the past two years. Finally, the Fremont Global Fund, one of Fremont's first funds, was restructured in early 2003 and has performed well, up 14.0% versus its benchmark, up 12.6% in annualized total return.

I joined Fremont Investment Advisors, Inc. (FIA) in January 2003, to guide the company through restructuring and eventual sale. To that end, we were pleased to announce FIA's sale this past July to Affiliated Managers Group, Inc. (AMG). AMG will acquire our mutual fund assets through its Managers Funds platform, whose culture, reputation and business model are very similar to our own. Moreover, we see operational continuity because many of FIA's key employees who provide investment management and shareholder services are moving to Managers. The combined fund line-up is greatly enhanced, giving you, the investor, more choices for your investment dollar. We're looking forward to concluding this transaction within the next couple of months, given the necessary approvals.

In November 2004, FIA reached an agreement with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) resolving the market timing issues raised by those regulators. See the press release at www.fremontfunds.com. As a result of this settlement, FIA is well-positioned to move to completion of its sale.

We at FIA are extremely grateful to you and the many thousands of other investors who have "stayed the course" with us during the past two years as we went through the sales process and settled with the regulators. As we survey the future, we are looking forward to joining with Managers Funds, confident in the high quality of the services it has to offer you, and very optimistic about the investment opportunities that we expect are going to be made available to you in the coming years.

Sincerely,


/s/ E. Douglas Taylor

E. Douglas Taylor
President & CEO
Fremont Investment Advisors

For fund performance, please see individual fund pages that follow.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILES AND LETTERS TO SHAREHOLDERS
Fremont Global Fund                                                          2
Fremont International Growth Fund                                            4
Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund)           6
Fremont Large Cap Growth Fund (formerly Fremont New Era Growth Fund)         8
Fremont Structured Core Fund                                                10
Fremont U.S. Small Cap Fund                                                 12
Fremont U.S. Micro-Cap Fund                                                 14
Fremont Real Estate Securities Fund                                         16
Fremont Bond Fund                                                           18
Fremont California Intermediate Tax-Free Fund                               20
Fremont Money Market Fund                                                   22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                     26

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS
Fremont Global Fund                                                         27
Fremont International Growth Fund                                           32
Fremont Large Cap Value Fund                                                33
Fremont Large Cap Growth Fund                                               35
Fremont Structured Core Fund                                                36
Fremont U.S. Small Cap Fund                                                 38
Fremont U.S. Micro-Cap Fund                                                 40
Fremont Real Estate Securities Fund                                         42
Fremont Bond Fund                                                           43
Fremont California Intermediate Tax-Free Fund                               48
Fremont Money Market Fund                                                   50
Notes to Schedules of Investments in Securities and Net Assets,
  Portfolio Abbreviations and Currency Abbreviations                        52
Country Diversification                                                     53

COMBINED FINANCIAL STATEMENTS
Statements of Assets and Liabilities                                        54
Statements of Operations                                                    58
Statements of Changes in Net Assets                                         62

FINANCIAL HIGHLIGHTS                                                        68

NOTES TO FINANCIAL STATEMENTS                                               75

TAX DESIGNATION                                                             87

DIRECTORS AND OFFICERS                                                      88

OTHER INFORMATION                                                           90

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

FREMONT GLOBAL FUND
--------------------------------------------------------------------------------

The Fremont Asset Allocation Committee, Portfolio Managers Fremont Investment Advisors, Inc.

[PHOTO]            [PHOTO]
E. Douglas Taylor, Sandie Kinchen

FUND PROFILE

Fremont Global Fund offers investors a balanced approach to global investing. The Fund management team understands the reward potential and, perhaps more importantly, the risks in global financial markets. Through country diversification, prudent allocation between stocks, bonds and cash, and disciplined securities selection, the Fund seeks to maximize total return (including income and capital gains) while reducing risk by investing in multiple categories of U.S. and foreign securities.

      The Fund's portfolio management team employs a three-step investment process. First, Fund management develops global economic and financial forecasts. Next, financial market data is examined to determine the most advantageous mix of stocks, bonds and cash. Finally, each portfolio manager selects individual securities based on intensive quantitative and fundamental analysis.

--------------------------------------------------------------------------------
Fund sub-advisors as of October 31, 2004:

o     Armstrong Shaw Associates
o     First Quadrant LP
o     Jarislowsky Fraser Ltd.
o     Kern Capital Management LLC
o     Northstar Capital Management
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS

For the six months ended October 31, 2004, the Fremont Global Fund returned 3.48% compared to the Global Fund's benchmark's 3.40% gain. For the 12 months ended on the same date, the Fund returned 9.27% versus the benchmark's 8.73% return.

      The Fund's overweighting in domestic and international equities, and underweighting in global fixed income throughout fiscal 2004 enhanced relative returns. Energy and utilities sector investments made the greatest contribution to absolute returns in the domestic equities portfolio, which outperformed the Russell 3000. Our international equities holdings outperformed our domestic equities portfolio, but modestly underperformed the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE). Nearly half of EAFE's 18.83% return over the last 12 months was the result of the weakening of the U.S. dollar versus the pound, euro, and yen (a weaker dollar translates into higher dollar denominated returns from foreign investments). Most of our fixed income strategies--overweighting corporate bonds versus government securities, maintaining exposure to dollar-denominated emerging market bonds, overweighting inflation linked (IL) bonds, and our 10%-15% unhedged currency exposure--worked to shareholders' advantage. Shortening the fixed income portfolio's duration in anticipation of higher longer-term interest rates that never materialized worked against us. The positives outweighed the negatives and our fixed income portfolio outperformed its benchmark.

      At the end of fiscal 2004, the Fund was overweighted in U.S. equities (57.2% versus a neutral 55%) and international equities (11.4% versus a neutral 10%). It was underweighted in global fixed income (30.6% versus a neutral 33%). The remaining 0.8% was in cash equivalents.

      Although over the 12 months ended October 31 (our fiscal 2004), domestic equity returns approximated their historical average annualized gain, most investors have been bemoaning lackluster calendar year-to-date 2004 returns. Why have U.S. stocks moved sideways over the first 10 months of 2004? Investors have largely ignored the strong economy and impressive corporate profit growth and focused instead on negative headlines from Iraq, rapidly rising oil prices, and heated political rhetoric from what appeared to be a "too close to call" presidential election.

      Well, the election was conclusive and without any unpleasant incident. Although Iraq remains unsettled, America and its coalition partners are turning up the heat on the insurgents. Oil prices have trended lower. This good news spawned a big stock market rally in the first week of November. While we believe the stock market can continue to make progress in the year ahead, we believe there are reasons to remain cautious.

      Although oil prices have retreated from record highs, we believe energy will remain expensive, bottoming out in the $35-$40 per barrel range. In that price range, energy will continue to drag on the economy and eventually contribute to inflation on the consumer level. The home refinancing boom, which has helped finance consumer spending, has largely run its course and the consumer savings rate is anemic. So, unless we see job growth accelerate, consumer spending may slacken. Business spending has been quite strong in recent quarters and with corporate cash at record levels, there is plenty of money left for additional business investment. But, with excess capacity in many industries and more efficient, less labor-intensive operating procedures (productivity), companies may take a pause in the current high single-digit business investment growth.

      Our conclusion is that in 2005, gross domestic product (GDP) growth will be somewhat lower than the 4.3% estimates for full year 2004. We are more concerned that corporate earnings growth may slow next year. To date, many companies have been able to satisfy increased end demand without hiring more people. Rapidly rising revenues combined with stable labor costs have expanded profit margins and leveraged earnings. As strong October job growth data indicates, corporate America is starting to


2  FREMONT MUTUAL FUNDS
hire again, and if companies continue to find it difficult to pass increased energy and materials costs on to their customers, profit margins will get squeezed and net profits may fall short of expectations.

      Of course, we could experience some pleasant surprises that would make us more bullish. Although Americans are accustomed to hearing nothing but bad news from Iraq, we could see conditions improve in the year ahead. If Iraq can be stabilized to a degree that allows us to start bringing the troops back home, it would be a shot in the arm for the economy and investor sentiment. The passage and signing into law of the American Jobs Creation Act on October 22, went virtually unnoticed as both parties cranked up the rhetoric in the weeks prior to the November 2 election. This legislation provides a one-year window in which U.S. based multinational companies can repatriate earnings from foreign operations at reduced tax rate from 35% to 5.25% provided the money is spent on hiring or retraining American workers and capital investment. If the big multinationals take advantage of this window and repatriate half of their profits parked overseas, it could produce a $200 billion-$300 billion windfall to boost job growth and stimulate domestic investment. With job growth already starting to pick up, we may very well see a stronger economy in 2005 than we are anticipating.

      In closing, we are cautiously optimistic regarding the prospects for global equities markets in the year ahead. As evidenced by our overweighting in equities and underweighting in bonds, we believe stocks currently have reasonable risk/ reward characteristics and we expect they will outperform relative to bonds.

Sincerely,


/s/ E. Douglas Taylor, /s/ Sandie Kinchen

Fremont Investment Advisors

FREMONT GLOBAL FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/04
--------------------------------------------------------------------------------

[WORLD MAP GRAPH]

United States                          65.3%
Canada                                  3.7%
Latin America                           2.0%
Europe                                 24.8%
Middle East                             0.8%
Japan                                   1.3%
Pacific Rim (Excluding Japan)           2.1%

   ANNUAL RETURNS

    [BAR CHART]

11/01/94-
10/31/95     +12.78%

11/01/95-
10/31/96     +13.72%

11/01/96-
10/31/97     +13.01%

11/01/97-
10/31/98      +3.62%

11/01/98-
10/31/99     +17.37%

11/01/99-
10/31/00      +8.86%

11/01/00-
10/31/01     -17.77%

11/01/01-
10/31/02      -9.85%

11/01/02-
10/31/03     +18.94%

11/01/03-
10/31/04      +9.27%

TOP TEN HOLDINGS

U.S. Treasury Inflation Indexed Bond,
 3.500%, 01/15/11 .............................    1.9%
Government of France, 3.000%, 07/25/12 ........    1.9%
Government of France, 3.000%, 07/25/09 ........    1.9%
U.K. Gilt, 2.500%, 07/26/16 ...................    1.8%
U.S. Treasury Inflation Indexed Bond,
 3.875%, 04/15/29 .............................    1.4%
Citigroup, Inc ................................    1.3%
Canada Government, 4.250%, 12/01/21 ...........    1.3%
Bank of America Corp ..........................    1.2%
American Express Co ...........................    1.1%
Pfizer, Inc ...................................    1.1%
                                          TOTAL   14.9%

GROWTH OF $10,000(1)

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                                                           Citigroup Non-U.S. Govt. Bond Index
                   Fremont      S&P 500     Lehman Bros. Intermediate       MSCI        (formerly Salomon Non-U.S. Govt. Bond Index)
                  Global Fund   Index*       U.S. Govt./Credit Index*    EAFE Index*               (Currency Hedged)*
                  ------------------------------------------------------------------------------------------------------------------
31-Oct-94          $ 10,000     $ 10,000          $ 10,000                $ 10,000                     $ 10,000
30-Nov-94           $ 9,802      $ 9,633           $ 9,955                 $ 9,519                     $ 10,130
31-Dec-94           $ 9,828      $ 9,775           $ 9,990                 $ 9,579                     $ 10,134
31-Jan-95           $ 9,720     $ 10,028          $ 10,158                 $ 9,211                     $ 10,241
28-Feb-95           $ 9,843     $ 10,416          $ 10,368                 $ 9,184                     $ 10,372
31-Mar-95          $ 10,058     $ 10,724          $ 10,427                 $ 9,758                     $ 10,601
30-Apr-95          $ 10,273     $ 11,041          $ 10,556                $ 10,124                     $ 10,770
31-May-95          $ 10,639     $ 11,478          $ 10,875                $ 10,004                     $ 11,115
30-Jun-95          $ 10,763     $ 11,747          $ 10,948                 $ 9,829                     $ 11,098
31-Jul-95          $ 11,089     $ 12,139          $ 10,949                $ 10,441                     $ 11,230
31-Aug-95          $ 11,066     $ 12,167          $ 11,049                $ 10,043                     $ 11,310
30-Sep-95          $ 11,239     $ 12,674          $ 11,128                $ 10,239                     $ 11,496
31-Oct-95          $ 11,278     $ 12,638          $ 11,252                 $ 9,964                     $ 11,615
30-Nov-95          $ 11,444     $ 13,194          $ 11,399                $ 10,241                     $ 11,852
31-Dec-95          $ 11,722     $ 13,439          $ 11,519                $ 10,654                     $ 11,952
31-Jan-96          $ 12,095     $ 13,901          $ 11,618                $ 10,697                     $ 12,084
29-Feb-96          $ 12,053     $ 14,035          $ 11,482                $ 10,734                     $ 11,949
31-Mar-96          $ 12,095     $ 14,170          $ 11,424                $ 10,961                     $ 12,065
30-Apr-96          $ 12,351     $ 14,378          $ 11,383                $ 11,280                     $ 12,183
31-May-96          $ 12,435     $ 14,749          $ 11,374                $ 11,073                     $ 12,275
30-Jun-96          $ 12,518     $ 14,805          $ 11,495                $ 11,135                     $ 12,376
31-Jul-96          $ 12,192     $ 14,151          $ 11,529                $ 10,810                     $ 12,459
31-Aug-96          $ 12,352     $ 14,449          $ 11,539                $ 10,833                     $ 12,633
30-Sep-96          $ 12,749     $ 15,263          $ 11,699                $ 11,121                     $ 12,888
31-Oct-96          $ 12,825     $ 15,684          $ 11,906                $ 11,008                     $ 13,099
30-Nov-96          $ 13,394     $ 16,869          $ 12,063                $ 11,446                     $ 13,343
31-Dec-96          $ 13,359     $ 16,535          $ 11,986                $ 11,298                     $ 13,364
31-Jan-97          $ 13,621     $ 17,568          $ 12,033                $ 10,903                     $ 13,527
28-Feb-97          $ 13,718     $ 17,705          $ 12,056                $ 11,081                     $ 13,614
31-Mar-97          $ 13,408     $ 16,978          $ 11,972                $ 11,121                     $ 13,563
30-Apr-97          $ 13,642     $ 17,991          $ 12,114                $ 11,180                     $ 13,693
31-May-97          $ 14,229     $ 19,087          $ 12,214                $ 11,908                     $ 13,758
30-Jun-97          $ 14,669     $ 19,942          $ 12,325                $ 12,565                     $ 13,988
31-Jul-97          $ 15,418     $ 21,529          $ 12,576                $ 12,768                     $ 14,200
31-Aug-97          $ 14,679     $ 20,323          $ 12,513                $ 11,814                     $ 14,230
30-Sep-97          $ 15,271     $ 21,436          $ 12,658                $ 12,476                     $ 14,466
31-Oct-97          $ 14,493     $ 20,720          $ 12,798                $ 11,517                     $ 14,566
30-Nov-97          $ 14,575     $ 21,679          $ 12,827                $ 11,400                     $ 14,666
31-Dec-97          $ 14,686     $ 22,051          $ 12,929                $ 11,499                     $ 14,844
31-Jan-98          $ 14,560     $ 22,295          $ 13,099                $ 12,025                     $ 15,026
28-Feb-98          $ 15,334     $ 23,903          $ 13,088                $ 12,797                     $ 15,160
31-Mar-98          $ 15,826     $ 25,127          $ 13,130                $ 13,191                     $ 15,296
30-Apr-98          $ 16,005     $ 25,380          $ 13,196                $ 13,295                     $ 15,377
31-May-98          $ 15,815     $ 24,944          $ 13,292                $ 13,231                     $ 15,589
30-Jun-98          $ 15,826     $ 25,957          $ 13,377                $ 13,331                     $ 15,650
31-Jul-98          $ 15,677     $ 25,681          $ 13,424                $ 13,466                     $ 15,790
31-Aug-98          $ 13,923     $ 21,968          $ 13,635                $ 11,798                     $ 16,094
30-Sep-98          $ 14,412     $ 23,375          $ 13,977                $ 11,436                     $ 16,465
31-Oct-98          $ 15,018     $ 25,276          $ 13,963                $ 12,628                     $ 16,457
30-Nov-98          $ 15,645     $ 26,808          $ 13,961                $ 13,275                     $ 16,612
31-Dec-98          $ 16,155     $ 28,353          $ 14,017                $ 13,799                     $ 16,556
31-Jan-99          $ 16,339     $ 29,539          $ 14,094                $ 13,758                     $ 16,762
28-Feb-99          $ 15,961     $ 28,620          $ 13,887                $ 13,430                     $ 16,664
31-Mar-99          $ 16,384     $ 29,765          $ 13,991                $ 13,991                     $ 16,861
30-Apr-99          $ 16,812     $ 30,917          $ 14,035                $ 14,558                     $ 17,075
31-May-99          $ 16,477     $ 30,187          $ 13,927                $ 13,808                     $ 17,031
30-Jun-99          $ 17,077     $ 31,862          $ 13,936                $ 14,346                     $ 16,755
31-Jul-99          $ 16,984     $ 30,868          $ 13,924                $ 14,773                     $ 16,728
31-Aug-99          $ 17,019     $ 30,714          $ 13,935                $ 14,827                     $ 16,762
30-Sep-99          $ 17,042     $ 29,872          $ 14,065                $ 14,976                     $ 16,835
31-Oct-99          $ 17,627     $ 31,763          $ 14,101                $ 15,537                     $ 16,874
30-Nov-99          $ 18,285     $ 32,411          $ 14,118                $ 16,077                     $ 16,972
31-Dec-99          $ 19,766     $ 34,320          $ 14,072                $ 17,519                     $ 17,032
31-Jan-00          $ 19,250     $ 32,597          $ 14,019                $ 16,406                     $ 17,049
29-Feb-00          $ 20,309     $ 31,981          $ 14,134                $ 16,848                     $ 17,164
31-Mar-00          $ 20,645     $ 35,109          $ 14,281                $ 17,501                     $ 17,404
30-Apr-00          $ 19,848     $ 34,052          $ 14,249                $ 16,580                     $ 17,489
31-May-00          $ 19,299     $ 33,354          $ 14,271                $ 16,176                     $ 17,629
30-Jun-00          $ 20,109     $ 34,178          $ 14,523                $ 16,808                     $ 17,720
31-Jul-00          $ 19,714     $ 33,644          $ 14,633                $ 16,103                     $ 17,849
31-Aug-00          $ 20,518     $ 35,730          $ 14,806                $ 16,244                     $ 17,857
30-Sep-00          $ 19,740     $ 33,844          $ 14,940                $ 15,453                     $ 18,010
31-Oct-00          $ 19,190     $ 33,701          $ 15,009                $ 15,088                     $ 18,154
30-Nov-00          $ 18,168     $ 31,044          $ 15,213                $ 14,522                     $ 18,463
31-Dec-00          $ 18,462     $ 31,196          $ 15,493                $ 15,038                     $ 18,674
31-Jan-01          $ 19,038     $ 32,303          $ 15,747                $ 15,043                     $ 18,886
28-Feb-01          $ 17,620     $ 29,357          $ 15,897                $ 13,918                     $ 19,041
31-Mar-01          $ 16,689     $ 27,498          $ 16,019                $ 12,991                     $ 19,188
30-Apr-01          $ 17,561     $ 29,634          $ 15,978                $ 13,893                     $ 19,055
31-May-01          $ 17,457     $ 29,833          $ 16,067                $ 13,403                     $ 19,148
30-Jun-01          $ 17,236     $ 29,107          $ 16,126                $ 12,855                     $ 19,261
31-Jul-01          $ 16,999     $ 28,820          $ 16,462                $ 12,621                     $ 19,434
31-Aug-01          $ 16,466     $ 27,016          $ 16,626                $ 12,301                     $ 19,592
30-Sep-01          $ 15,270     $ 24,835          $ 16,869                $ 11,055                     $ 19,681
31-Oct-01          $ 15,780     $ 25,308          $ 17,149                $ 11,338                     $ 20,038
30-Nov-01          $ 16,507     $ 27,251          $ 16,978                $ 11,756                     $ 19,945
31-Dec-01          $ 16,560     $ 27,490          $ 16,884                $ 11,826                     $ 19,816
31-Jan-02          $ 16,351     $ 27,089          $ 16,972                $ 11,198                     $ 19,808
28-Feb-02          $ 16,067     $ 26,567          $ 17,106                $ 11,276                     $ 19,832
31-Mar-02          $ 16,538     $ 27,567          $ 16,846                $ 11,886                     $ 19,738
30-Apr-02          $ 16,119     $ 25,895          $ 17,124                $ 11,965                     $ 19,898
31-May-02          $ 16,059     $ 25,705          $ 17,295                $ 12,117                     $ 19,925
30-Jun-02          $ 15,375     $ 23,874          $ 17,444                $ 11,634                     $ 20,183
31-Jul-02          $ 14,477     $ 22,013          $ 17,650                $ 10,486                     $ 20,367
31-Aug-02          $ 14,626     $ 22,158          $ 17,913                $ 10,462                     $ 20,614
30-Sep-02          $ 13,718     $ 19,750          $ 18,234                 $ 9,338                     $ 20,849
31-Oct-02          $ 14,227     $ 21,488          $ 18,163                 $ 9,840                     $ 20,827
30-Nov-02          $ 14,766     $ 22,754          $ 18,146                $ 10,287                     $ 20,874
31-Dec-02          $ 14,411     $ 21,418          $ 18,542                 $ 9,941                     $ 21,173
31-Jan-03          $ 14,260     $ 20,857          $ 18,540                 $ 9,526                     $ 21,336
28-Feb-03          $ 14,140     $ 20,544          $ 18,801                 $ 9,307                     $ 21,479
31-Mar-03          $ 14,174     $ 20,744          $ 18,820                 $ 9,124                     $ 21,453
30-Apr-03          $ 14,943     $ 22,453          $ 18,963                $ 10,019                     $ 21,498
31-May-03          $ 15,770     $ 23,636          $ 19,344                $ 10,626                     $ 21,844
30-Jun-03          $ 15,990     $ 23,939          $ 19,331                $ 10,883                     $ 21,735
31-Jul-03          $ 16,020     $ 24,360          $ 18,806                $ 11,146                     $ 21,491
31-Aug-03          $ 16,246     $ 24,835          $ 18,851                $ 11,415                     $ 21,343
30-Sep-03          $ 16,329     $ 24,572          $ 19,328                $ 11,766                     $ 21,565
31-Oct-03          $ 16,935     $ 25,963          $ 19,147                $ 12,499                     $ 21,768
30-Nov-03          $ 17,085     $ 26,191          $ 19,173                $ 12,777                     $ 21,792
31-Dec-03          $ 17,692     $ 27,564          $ 19,340                $ 13,775                     $ 21,979
31-Jan-04          $ 18,070     $ 28,071          $ 19,468                $ 13,969                     $ 22,082
29-Feb-04          $ 18,313     $ 28,461          $ 19,666                $ 14,292                     $ 22,290
31-Mar-04          $ 18,274     $ 28,031          $ 19,820                $ 14,372                     $ 22,348
30-Apr-04          $ 17,865     $ 27,591          $ 19,350                $ 14,047                     $ 22,171
31-May-04          $ 18,017     $ 27,969          $ 19,263                $ 14,095                     $ 22,134
30-Jun-04          $ 18,281     $ 28,513          $ 19,321                $ 14,403                     $ 22,107
31-Jul-04          $ 17,812     $ 27,569          $ 19,483                $ 13,936                     $ 22,200
31-Aug-04          $ 17,919     $ 27,681          $ 19,808                $ 13,997                     $ 22,511
30-Sep-04          $ 18,214     $ 27,980          $ 19,842                $ 14,363                     $ 22,632
31-Oct-04          $ 18,487     $ 28,409          $ 19,975                $ 14,853                     $ 22,775

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/04

                                           1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
Fremont Global Fund                         9.27%          0.96%          6.34%

Citigroup Non-US Govt. Bond
Index                                       4.62%          5.78%          8.37%

Lehman Bros. Intermediate
U.S. Govt./Credit Index                     4.33%          7.21%          7.16%

S&P 500 Index                               9.42%         -2.21%         11.03%

MSCI EAFE Index                            18.83%         -0.89%          4.04%

Fremont Global Fund Benchmark               8.73%          1.85%          9.47%

(1) Assumes initial investment of $10,000 on October 31, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the S&P 500 Index, the Citigroup Non-U.S. Government Bond Index (currency hedged), the Lehman Brothers Intermediate U.S. Government/Credit Index, the Morgan Stanley Capital International EAFE Index, or the Fremont Global Fund Benchmark.

      International investing presents certain risks such as changing market conditions, currency fluctuations, and economic and political instability.

*     See definitions on page 24.

      See expense examples on page 25.


                                                         FREMONT MUTUAL FUNDS  3

FREMONT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Management Team
Jarislowsky Fraser Limited

[PHOTO]                  [PHOTO]
David (Kim) Kertland and Michel Brutti

FUND PROFILE

Under the stewardship of Jarislowsky Fraser Limited (JFL), the Fremont International Growth Fund is a diversified portfolio of international large capitalization equities believed to have superior capital appreciation potential. Headquartered in Montreal, Canada, JFL has been investing in the global equities markets since 1966. Its 31 investment professionals have an average of 16 years experience. JFL's investment process is best described as a disciplined, value conscious approach to the international large cap growth stock market.

TO OUR SHAREHOLDERS

For the six months ending October 31, 2004 the Fremont International Growth Fund gained 3.52% compared to the Morgan Stanley Capital International Europe, Australasia, and Far East (EAFE) Index's 5.74% advance. For full-year fiscal 2004, the Fund returned 15.20% versus EAFE's 18.83% gain.

      In fiscal 2004, international equities outperformed U.S. stocks for a variety of reasons, the most pronounced being the U.S. dollar's weakness against the pound sterling, euro, and yen. Over the last twelve months, the pound has gained 8.4%, the euro has gained 10.4% and the yen has gained 3.9% versus the U.S. dollar. The weaker dollar effectively magnifies dollar denominated returns from foreign investments. This in turn, encourages investment in international equities, a significant reversal of the trend we experienced in the second half of the 1990s, when the big bull market in the U.S. dollar discouraged investment in foreign securities. This year's lackluster performance of U.S. equities has also served to increase the flow of funds into international stocks. Finally, although economic growth in Europe has lagged the U.S., the U.K. and Europe are not plagued by the large current account deficit that could ultimately undermine the U.S. economy and likely further weaken the U. S. dollar against most foreign currencies.

      The Fund's lagging performance relative to its EAFE benchmark was a function of two factors; the substantial underweighting in Japan during the first half of fiscal 2004 when the Japanese stock market rallied strongly, and our bias toward less economically sensitive industry groups such as healthcare and consumer staples, which underperformed more cyclical sectors such as industrials and materials. Our modest overweighting in energy was a positive for relative performance. However, we had no exposure to the utilities, EAFE's second best performing sector.

      We remain underweighted in Japan. The explosive economic growth in China has helped pull the Japanese economy out of a long-lived recession. But, China is determined to cool down its super-heated economy and appears to be making some progress toward this objective. We believe this will have a negative impact on Japan. In addition, slower growth in the U.S. may further dent Japan's export oriented economy. Domestic spending in Japan remains weak, its financial infrastructure is still fragile (banks that by American or European accounting standards are technically insolvent), and there are limited indications the government can deliver on long-promised economic reforms.

      We have established several new portfolio positions this year. Smith & Nephew is a U.K. based medical devices company with a strong stable of products. It is a global leader in arthroscopy/rigid endoscopy, orthopedics and advanced wound care. There are high barriers to entry in each of these specialty businesses. The company is fundamentally solid and operates in a sector with sustainable long-term growth prospects. With a P/E* of 20x 2005 estimated earnings, Smith & Nephew stock is materially cheaper than its peers.

      While best known as a cellular handset manufacturer, Ericsson, another new position, is also the world leader in mobile telecom infrastructure. Telecom companies are increasing their capital expenditures to build out the third generation of mobile and data communication systems (3G networks capable of transferring data at speeds that allow for a wide range of new applications, such as picture messaging and video-conferencing). We don't think this growth engine is fully discounted in Ericsson stock, which is trading at just 13 times 2005 earnings estimates.

      We don't have any direct investments in Chinese equities. We prefer to gain exposure to China through multinational companies that have experience in managing assets in emerging economies. The additional benefit is that these companies trade on recognized exchanges in developed countries. Some examples of current holdings providing an entry to China are Heineken and TVB.


4  FREMONT MUTUAL FUNDS

      Looking ahead, we expect expensive energy along with the absence of recent years' aggressive monetary and fiscal stimulus to be a drag on the U.S. economy. As we anticipated, U.S. economic growth is decelerating and we expect below trend line growth in the year ahead. Expensive energy and the slowing U.S. economy will have a negative impact on the U.K. and Europe as well, where we expect economic growth to be sluggish. While this is not the kind of economic scenario likely to produce attractive gains in the equities markets, we believe it does favor portfolios like ours that are overweighted in less economically sensitive sectors such as healthcare and consumer staples. Even in a slow growth economy, consumers must spend on health care (prescription drugs, necessary medical services, and over-the-counter medications), food and beverage, and household supplies. In addition, we believe the U.S. dollar will weaken further against major foreign currencies, translating into more attractive U.S. dollar denominated returns for U.S. investors.

Sincerely,


/s/ David S. Kertland

Kim Kertland
Jarislowsky Fraser Limited

FREMONT INTERNATIONAL GROWTH FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/04
--------------------------------------------------------------------------------

  [WORLD MAP GRAPH]

Canada               4.2%
United States        1.5%
Europe              76.7%
Japan                7.8%
Pacific Rim          9.8%

   ANNUAL RETURNS

     [BAR CHART]

11/01/94-
10/31/95     +0.13%

11/01/95-
10/31/96     +7.07%

11/01/96-
10/31/97     -0.01%

11/01/97-
10/31/98     +0.80%

11/01/98-
10/31/99    +38.70%

11/01/99-
10/31/00     -2.54%

11/01/00-
10/31/01    -32.21%

11/01/01-
10/31/02    -15.69%

11/01/02-
10/31/03    +16.19%

11/01/03-
10/31/04    +15.20%

TOP TEN HOLDINGS

HSBC Holdings PLC ..............................................            3.3%
Vodafone Group PLC ADR .........................................            3.1%
Diageo PLC .....................................................            3.1%
Royal Dutch Petroleum Co. ADR ..................................            3.0%
Nestle SA ......................................................            2.9%
Reed Elsevier PLC ..............................................            2.9%
Royal Bank of Scotland Group PLC ...............................            2.9%
Novartis AG ....................................................            2.8%
Coca-Cola Amatil Ltd ...........................................            2.8%
L'Air Liquide SA ...............................................            2.8%
                                                           TOTAL           29.6%

GROWTH OF $10,000(1)

[The following table was depicted as a mountain chart in the printed material.]

             Fremont International    MSCI
                  Growth Fund       EAFE Index*
             ----------------------------------
31-Oct-94          $ 10,000         $ 10,000
30-Nov-94           $ 9,520          $ 9,519
31-Dec-94           $ 9,471          $ 9,579
31-Jan-95           $ 8,817          $ 9,211
28-Feb-95           $ 8,991          $ 9,184
31-Mar-95           $ 9,175          $ 9,758
30-Apr-95           $ 9,481         $ 10,124
31-May-95           $ 9,727         $ 10,004
30-Jun-95           $ 9,931          $ 9,829
31-Jul-95          $ 10,493         $ 10,441
31-Aug-95          $ 10,237         $ 10,043
30-Sep-95          $ 10,309         $ 10,239
31-Oct-95          $ 10,013          $ 9,964
30-Nov-95           $ 9,920         $ 10,241
31-Dec-95          $ 10,154         $ 10,654
31-Jan-96          $ 10,504         $ 10,697
29-Feb-96          $ 10,669         $ 10,734
31-Mar-96          $ 10,752         $ 10,961
30-Apr-96          $ 11,174         $ 11,280
31-May-96          $ 11,071         $ 11,073
30-Jun-96          $ 11,257         $ 11,135
31-Jul-96          $ 10,669         $ 10,810
31-Aug-96          $ 10,855         $ 10,833
30-Sep-96          $ 11,113         $ 11,121
31-Oct-96          $ 10,721         $ 11,008
30-Nov-96          $ 11,257         $ 11,446
31-Dec-96          $ 11,475         $ 11,298
31-Jan-97          $ 11,485         $ 10,903
28-Feb-97          $ 11,506         $ 11,081
31-Mar-97          $ 11,268         $ 11,121
30-Apr-97          $ 11,165         $ 11,180
31-May-97          $ 11,826         $ 11,908
30-Jun-97          $ 12,260         $ 12,565
31-Jul-97          $ 12,829         $ 12,768
31-Aug-97          $ 11,454         $ 11,814
30-Sep-97          $ 11,888         $ 12,476
31-Oct-97          $ 10,720         $ 11,517
30-Nov-97          $ 10,482         $ 11,400
31-Dec-97          $ 10,513         $ 11,499
31-Jan-98          $ 10,659         $ 12,025
28-Feb-98          $ 11,589         $ 12,797
31-Mar-98          $ 11,757         $ 13,191
30-Apr-98          $ 11,945         $ 13,295
31-May-98          $ 11,778         $ 13,231
30-Jun-98          $ 11,642         $ 13,331
31-Jul-98          $ 11,704         $ 13,466
31-Aug-98           $ 9,896         $ 11,798
30-Sep-98           $ 9,928         $ 11,436
31-Oct-98          $ 10,806         $ 12,628
30-Nov-98          $ 11,318         $ 13,275
31-Dec-98          $ 11,545         $ 13,799
31-Jan-99          $ 12,070         $ 13,758
28-Feb-99          $ 11,750         $ 13,430
31-Mar-99          $ 12,345         $ 13,991
30-Apr-99          $ 12,950         $ 14,558
31-May-99          $ 12,516         $ 13,808
30-Jun-99          $ 13,522         $ 14,346
31-Jul-99          $ 13,979         $ 14,773
31-Aug-99          $ 14,173         $ 14,827
30-Sep-99          $ 14,402         $ 14,976
31-Oct-99          $ 14,987         $ 15,537
30-Nov-99          $ 15,944         $ 16,077
31-Dec-99          $ 18,160         $ 17,519
31-Jan-00          $ 17,708         $ 16,406
29-Feb-00          $ 18,362         $ 16,848
31-Mar-00          $ 18,790         $ 17,501
30-Apr-00          $ 17,673         $ 16,580
31-May-00          $ 16,769         $ 16,176
30-Jun-00          $ 17,554         $ 16,808
31-Jul-00          $ 16,460         $ 16,103
31-Aug-00          $ 16,853         $ 16,244
30-Sep-00          $ 15,498         $ 15,453
31-Oct-00          $ 14,607         $ 15,088
30-Nov-00          $ 13,968         $ 14,522
31-Dec-00          $ 14,034         $ 15,038
31-Jan-01          $ 14,267         $ 15,043
28-Feb-01          $ 13,024         $ 13,918
31-Mar-01          $ 12,209         $ 12,991
30-Apr-01          $ 13,283         $ 13,893
31-May-01          $ 12,636         $ 13,403
30-Jun-01          $ 12,027         $ 12,855
31-Jul-01          $ 11,613         $ 12,621
31-Aug-01          $ 11,199         $ 12,301
30-Sep-01           $ 9,606         $ 11,055
31-Oct-01           $ 9,902         $ 11,338
30-Nov-01          $ 10,536         $ 11,756
31-Dec-01          $ 10,647         $ 11,826
31-Jan-02           $ 9,973         $ 11,198
28-Feb-02           $ 9,854         $ 11,276
31-Mar-02          $ 10,303         $ 11,886
30-Apr-02          $ 10,250         $ 11,965
31-May-02          $ 10,369         $ 12,117
30-Jun-02           $ 9,828         $ 11,634
31-Jul-02           $ 8,731         $ 10,486
31-Aug-02           $ 8,771         $ 10,462
30-Sep-02           $ 7,899          $ 9,338
31-Oct-02           $ 8,348          $ 9,840
30-Nov-02           $ 8,520         $ 10,287
31-Dec-02           $ 8,301          $ 9,941
31-Jan-03           $ 7,964          $ 9,526
28-Feb-03           $ 7,588          $ 9,307
31-Mar-03           $ 7,574          $ 9,124
30-Apr-03           $ 8,206         $ 10,019
31-May-03           $ 8,677         $ 10,626
30-Jun-03           $ 8,853         $ 10,883
31-Jul-03           $ 8,933         $ 11,146
31-Aug-03           $ 9,055         $ 11,415
30-Sep-03           $ 9,297         $ 11,766
31-Oct-03           $ 9,700         $ 12,499
30-Nov-03          $ 10,009         $ 12,777
31-Dec-03          $ 10,713         $ 13,775
31-Jan-04          $ 10,835         $ 13,969
29-Feb-04          $ 11,147         $ 14,292
31-Mar-04          $ 10,849         $ 14,372
30-Apr-04          $ 10,794         $ 14,047
31-May-04          $ 10,998         $ 14,095
30-Jun-04          $ 11,161         $ 14,403
31-Jul-04          $ 10,672         $ 13,936
31-Aug-04          $ 10,632         $ 13,997
30-Sep-04          $ 10,849         $ 14,363
31-Oct-04          $ 11,174         $ 14,853

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/04

                                           1 Year       5 Years        10 Years
--------------------------------------------------------------------------------
Fremont International Growth Fund          15.20%        -5.70%          1.12%

MSCI EAFE Index                            18.83%        -0.89%          4.04%

(1) Assumes initial investment of $10,000 on October 31, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Morgan Stanley Capital International EAFE Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

      International investing presents certain risks such as changing market conditions, currency fluctuations, and economic and political instability. Jarislowsky Fraser Limited assumed management of the Fund on June 28, 2002.

*     See definitions on page 24.

      See expense examples on page 25.


                                                         FREMONT MUTUAL FUNDS  5

FREMONT LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

Portfolio Management Team
AllianceBernstein

[PHOTO]       [PHOTO]       [PHOTO]
Paul Rissman, Frank Caruso, Aryeh Glatter,
[PHOTO]       [PHOTO]
Susanne Lent, Craig Ayers

FUND PROFILE

The Fremont Large Cap Value Fund seeks capital appreciation through investing in undervalued large cap stocks. The five-person Portfolio Management team at sub-advisor AllianceBernstein employs a proprietary stock selection strategy developed by team leaders Paul Rissman and Frank Caruso in 1995. The portfolio managers are supported by a staff of 42 domestic equity analysts covering approximately 700 companies representing 90% of the capitalization of the Russell 1000 Value Index. Formed in 2000 with the merger of leading growth stock manager Alliance Capital and premier value manager Sanford C. Bernstein & Co., Inc., AllianceBernstein manages $494 billion in total assets as of October 31, 2004, with approximately 59% in equities.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2004, the Fremont Large Cap Value Fund returned 2.07% compared to the Russell 1000 Value Index's 6.75% gain. For full-year fiscal 2004, the Fund returned 12.96% versus the Russell 1000 Value's 15.45%.

      Through the first six months of this 12-month reporting period, the Fund had a healthy lead over its Russell 1000 Value benchmark. Strong first half performance was largely a function of good stock selection across sector categories, an overweighting in energy, and the takeover of two major holdings. Lagging performance in the second half resulted from an underweighting in interest rate sensitive sectors (especially regional banks and utilities), which performed quite well, an overweighting in the underperforming health care sector, and toward the very end of fiscal 2004, the sharp sell-off in insurance stocks.

      Although we believe energy prices will retreat from record high levels, we expect to remain neutrally weighted in the energy sector. If OPEC continues to increase production, bringing supply and demand into better balance, and the "terror premium" on oil declines, we believe oil prices could come down to as low as $35 per barrel within the next year. However, that is still a sufficiently high price to sustain attractive earnings growth for the energy companies in our portfolio.

      Our stock selection in health care was quite good. Demonstrating that it is often as important not to own certain stocks--not owning Merck was one of our better decisions. However, our overweighting in this lagging sector penalized relative returns. In our opinion, the aging population in the U.S. and other developed nations will drive robust demand for health care products and services over the next decade. However, fears that health care services and pharmaceuticals pricing may come under pressure, have overshadowed the powerfully positive demographics supporting sustainable above average long-term earnings growth. On a relative value basis, we believe quality healthcare companies are now quite attractively valued by historical norms.

      We were underweighted interest rate sensitive sectors including regional banks, which we viewed as overpriced prior to this year's run-up and now trade at historically high valuations. We thought rising short-term interest rates and a flattening yield curve would hurt the regional banks. Despite three 25 basis point Fed rate hikes, the yield curve remained relatively steep, preserving regional banks' profitability. The group also benefited from merger and acquisition activity. We were also underweighted utilities, a group that performed well as utilities' above equity market average yields remained more attractive compared to low bond yields. Interest rate sensitive sectors now appear relatively unattractive.

      New York Attorney General Eliot Spitzer's recently announced investigation of the insurance business spawned an indiscriminate sell-off in insurance stocks. The initial focus of the investigation is on price collusion among insurance brokers, an oligarchic industry controlled by a handful of large companies. However, the investigation will probably eventually scrutinize what role if any insurance underwriters may have had in fixing prices. The investigation has been focused mainly on the insurance brokers where we do not have any holdings. We do have positions in leading underwriters including AIG, ACE and Axis Capital. In recent weeks, we have spent an enormous amount of time conducting our own analysis of the situation. We are gaining conviction that the leading underwriters were not substantively involved in the price fixing scandal.

      Midway through 2003, we took profits in high beta* growth stocks that had performed exceptionally well over the previous three quarters. We invested a significant portion of the proceeds in mega-cap stable growth companies such as Microsoft, Home Depot and General Electric, which in our opinion had become attractive on a relative value basis for the first time in the past decade. To date, this tactic has failed to buoy rela-


6  FREMONT MUTUAL FUNDS
tive performance. We think the uninspiring performance of these stocks (and the broad market in general) is a function of investors' general distrust in the economy and future earnings growth. We believe as energy prices eventually come down, the economy will regain traction. Historically, as long as corporate earnings have grown at a respectable pace, stocks have performed well during periods of rising interest rates and inflation. We believe history is likely to repeat itself in the year ahead, with good earnings growth trumping higher interest rates and inflation.

Sincerely,


/s/ Craig Ayers

Craig Ayers and the AllianceBernstein
Portfolio Management Team

FREMONT LARGE CAP VALUE FUND
SECTOR DIVERSIFICATION
AS OF 10/31/04
--------------------------------------------------------------------------------

        [PIE CHART]

Cash                             0.9%
Financial Services (Other)      16.7%
Other                           29.5%
Energy                          13.8%
Consumer Non-Durables            8.0%
Health Care                     12.1%
Consumer Services                8.2%
Financial Services (Banks)      10.8%

       ANNUAL RETURNS

        [BAR CHART]

12/29/00-
10/31/01*      -20.90%

11/01/01-
10/31/02       -24.63%

11/01/02-
10/31/03       +25.51%

11/01/03-
10/31/04       +12.96%

*Unannualized.

TOP TEN HOLDINGS

Citigroup, Inc .....................................................    4.0%
JPMorgan Chase & Co ................................................    4.0%
American International Group, Inc ..................................    3.7%
Bank of America Corp ...............................................    3.7%
BP PLC ADR .........................................................    3.4%
General Electric Co ................................................    3.4%
ConocoPhillips .....................................................    3.3%
Viacom, Inc. (Class B) .............................................    3.1%
Union Pacific Corp .................................................    2.7%
Microsoft Corp .....................................................    2.7%
                                                               TOTAL   34.0%

GROWTH OF $10,000(1)

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                      Fremont Large Cap                 Russell 1000
                          Value Fund                    Value Index**
                      -----------------------------------------------
29-Dec-00                  $ 10,000                       $ 10,000
31-Dec-00                  $ 10,000                       $ 10,000
31-Jan-01                  $ 10,460                       $ 10,038
28-Feb-01                   $ 9,540                        $ 9,759
31-Mar-01                   $ 8,930                        $ 9,414
30-Apr-01                   $ 9,620                        $ 9,876
31-May-01                   $ 9,550                       $ 10,098
30-Jun-01                   $ 9,370                        $ 9,874
31-Jul-01                   $ 9,110                        $ 9,853
31-Aug-01                   $ 8,450                        $ 9,458
30-Sep-01                   $ 7,580                        $ 8,792
31-Oct-01                   $ 7,910                        $ 8,716
30-Nov-01                   $ 8,650                        $ 9,223
31-Dec-01                   $ 8,442                        $ 9,441
31-Jan-02                   $ 8,492                        $ 9,368
28-Feb-02                   $ 8,152                        $ 9,383
31-Mar-02                   $ 8,252                        $ 9,827
30-Apr-02                   $ 7,612                        $ 9,490
31-May-02                   $ 7,582                        $ 9,537
30-Jun-02                   $ 6,792                        $ 8,990
31-Jul-02                   $ 6,351                        $ 8,154
31-Aug-02                   $ 6,291                        $ 8,215
30-Sep-02                   $ 5,381                        $ 7,301
31-Oct-02                   $ 5,961                        $ 7,842
30-Nov-02                   $ 6,582                        $ 8,336
31-Dec-02                   $ 6,018                        $ 7,975
31-Jan-03                   $ 6,088                        $ 7,782
28-Feb-03                   $ 5,958                        $ 7,574
31-Mar-03                   $ 6,038                        $ 7,587
30-Apr-03                   $ 6,499                        $ 8,254
31-May-03                   $ 6,971                        $ 8,788
30-Jun-03                   $ 7,001                        $ 8,897
31-Jul-03                   $ 7,151                        $ 9,030
31-Aug-03                   $ 7,221                        $ 9,171
30-Sep-03                   $ 7,181                        $ 9,081
31-Oct-03                   $ 7,482                        $ 9,637
30-Nov-03                   $ 7,532                        $ 9,768
31-Dec-03                   $ 8,067                       $ 10,369
31-Jan-04                   $ 8,269                       $ 10,552
29-Feb-04                   $ 8,430                       $ 10,778
31-Mar-04                   $ 8,380                       $ 10,683
30-Apr-04                   $ 8,279                       $ 10,422
31-May-04                   $ 8,279                       $ 10,528
30-Jun-04                   $ 8,450                       $ 10,777
31-Jul-04                   $ 8,269                       $ 10,625
31-Aug-04                   $ 8,299                       $ 10,777
30-Sep-04                   $ 8,390                       $ 10,944
31-Oct-04                   $ 8,450                       $ 11,126

AVERAGE ANNUAL RETURN FOR PERIODS ENDED 10/31/04
                                                                 Since Inception
                                      1 Year           3 Years      (12/29/00)
--------------------------------------------------------------------------------
Fremont Large Cap Value Fund          12.96%             2.23%       -4.29%
Russell 1000 Value Index              15.45%             8.48%        2.82%

(1) Assumes initial investment of $10,000 on December 29, 2000. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 1000 Value Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

      There are risks associated with investing in a concentrated fund, and the value of the portfolio will be greatly affected by the declines of the value of a single stock. AllianceBernstein assumed management of the Fund on March 31, 2003.

**    See definitions on page 24.

      See expense examples on page 25.


                                                         FREMONT MUTUAL FUNDS  7

FREMONT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers H. Kent Mergler
and Stephen K. Mergler
Northstar Capital Management

[PHOTO]             [PHOTO]
H. Kent Mergler and Stephen K. Mergler

FUND PROFILE

Managed by Northstar Capital Management, the Fremont Large Cap Growth Fund is a concentrated portfolio of large capitalization growth stocks selected on the basis of rigorous quantitative and qualitative research. Northstar employs a "quality growth" strategy focusing on leading companies in their respective industry groups trading at reasonable valuations relative to superior earnings growth rates. The Northstar Capital Management team was formed in 1992 and has an excellent track record managing large cap growth stock portfolios for private clients.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2004, the Fremont Large Cap Growth Fund gained 3.52% compared to the S&P 500 Index's 2.96% return. For the 12 months ended on the same date, the Fund gained 8.54% versus the S&P 500's 9.42%.

      The Fund got off to a very slow start in the first two months of fiscal 2004 (November and December, 2003), the end of an extended period in which lower quality stocks materially outperformed. However, beginning on January 1, investors appeared to have collectively decided that it was time to upgrade their portfolios. Not surprisingly, from January 1 through the end of fiscal 2004 (October 31), the Fund made up a lot of ground on the S&P 500. We almost caught the benchmark at fiscal year end, but ended up a step behind.

      With the exception of the energy sector in which our two holdings, B. J. Services and Smith International, performed quite well, there wasn't much of a sector theme to performance this year. Our best performer for the year was Symantec, the producer of the popular Norton AntiVirus software for personal computers. Our worst performer was tech blue chip Cisco Systems. Harman International, the consumer electronics company that produces the "infotainment" systems now becoming a popular option feature in high-end automobiles, finished near the top of our performance list. Starbucks, which continues to grow earnings nicely satisfying America's appetite for an expensive cup of coffee, was another big winner for us this year. Bond rating leader Moody's and luxury leather goods producer Coach, both spin-offs from bigger companies (Dun & Bradstreet and Sara Lee) also performed well.

      In general, the smaller large cap stocks in the portfolio (holdings in the $5-$20 billion market capitalization range) performed significantly better than mega-cap blue chips such as GE, Wal-Mart, Pfizer, and Cisco. While this is partially a function of generally better earnings growth, it also appears that investors are climbing up the market capitalization ladder. Micro-cap and small cap stocks were the first to take off when the market turned near the late summer of 2002. Mid cap stocks performed very well in late 2003 and the first half of calendar 2004. Now it appears to be smaller large cap stocks' turn to lead. Were this trend to continue, one would expect the largest of the large cap stocks to gain performance momentum in the year ahead. However, we must also consider the possibility that market-leading performance of the very largest growth companies may be a phenomena of the 1990s not to be repeated in the foreseeable future.

      The overwhelming majority of our portfolio holdings continue to meet our fundamental expectations. As of October 31, 2004, 24 of 34 portfolio companies have reported third quarter earnings so far. Of these, nineteen of the 24 have exceeded Institutional Brokerage Estimate Services (IBES) consensus earnings estimates, four have equaled IBES estimates and only one has fallen short of consensus expectations.

      Fremont Funds' off-calendar fiscal year offers a an interesting perspective compared to the industry standard of calendar years. With the S&P 500 and NASDAQ nearly flat through the first ten months of calendar 2004, a lot of investors are down in the mouth. However, over the trailing 12 months ended on October 31, we've enjoyed respectable equities returns, with the S&P 500 up 9.42% (just a hair below the long-term average annualized return for equities). Investors also appear to be disappointed that Gross Domestic Product (GDP) growth came in at "just" 3.7% and the consensus is expecting "only" mid-teen percentage earnings gains in third quarter 2004. We don't think this is anything to be depressed about. We note that according to the International Monetary Fund
(IMF), we are now experiencing the strongest synchronized global economic growth in 28 years. While we have seen an uptick in inflation, it does not appear to be a serious problem likely to put real upward pressure on interest rates.

      So, in view of all this relatively good news, why have stocks moved sideways in calendar 2004? Investors have had a lot of


8  FREMONT MUTUAL FUNDS
distractions, not the least of which has been a whole lot of election year political rhetoric with one party claiming the economy is just fine and the other warning that it is going to hell in a hand basket. Like the just concluded presidential election, this year's flat market reflects the fact that about half the people believe the former and the other half agree with the latter. Now that this hotly contested election is over, perhaps investors will step back and more accurately assess what we view as a healthy economy and recognize that the stock market is offering good value.

Sincerely,


/s/ H. Kent Mergler, /s/ Stephen K. Mergler

H. Kent Mergler and Stephen K. Mergler
Portfolio Co-Managers
Northstar Capital Management, Inc.

FREMONT LARGE CAP GROWTH
FUND SECTOR DIVERSIFICATION
AS OF 10/31/04
--------------------------------------------------------------------------------

             [PIE CHART]

Cash                                1.5%
Health Care                        16.4%
Other                              29.5%
Financial Services (Other)         14.8%
Business Equipment & Services       5.4%
Retail                             10.1%
Technology (Equipment)              6.0%
Consumer Non-Durables               7.7%
Technology (Software)               8.6%

  ANNUAL RETURNS

   [BAR CHART]

12/31/01+-
10/31/02     -22.90%*

11/01/02-
10/31/03      +8.92%

11/01/03-
10/31/04      +8.54%

*Unannualized.

TOP TEN HOLDINGS

eBay, Inc ................................................     4.0%
Moody's Corp .............................................     4.0%
Starbucks Corp ...........................................     3.8%
Symantec Corp ............................................     3.7%
Capital One Financial Corp ...............................     3.7%
American Express Co ......................................     3.6%
AMBAC Financial Group, Inc ...............................     3.5%
Wachovia Corp ............................................     3.5%
Dell, Inc ................................................     3.4%
International Game Technology ............................     3.3%
                                                     TOTAL    36.5%

GROWTH OF $10,000(1)

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                     Fremont Large Cap       S&P 500
                        Growth Fund           Index*
                     ---------------------------------
31-Dec-01                  $ 10,000         $ 10,000
31-Jan-02                   $ 9,660          $ 9,854
28-Feb-02                   $ 9,350          $ 9,664
31-Mar-02                   $ 9,470         $ 10,028
30-Apr-02                   $ 9,250          $ 9,420
31-May-02                   $ 9,130          $ 9,351
30-Jun-02                   $ 8,830          $ 8,685
31-Jul-02                   $ 8,130          $ 8,008
31-Aug-02                   $ 8,190          $ 8,060
30-Sep-02                   $ 7,710          $ 7,184
31-Oct-02                   $ 7,960          $ 7,817
30-Nov-02                   $ 7,750          $ 8,277
31-Dec-02                   $ 7,420          $ 7,791
31-Jan-03                   $ 7,220          $ 7,587
28-Feb-03                   $ 7,110          $ 7,474
31-Mar-03                   $ 7,320          $ 7,546
30-Apr-03                   $ 7,640          $ 8,168
31-May-03                   $ 7,780          $ 8,598
30-Jun-03                   $ 7,860          $ 8,708
31-Jul-03                   $ 8,040          $ 8,862
31-Aug-03                   $ 8,250          $ 9,034
30-Sep-03                   $ 8,220          $ 8,939
31-Oct-03                   $ 8,670          $ 9,445
30-Nov-03                   $ 8,680          $ 9,528
31-Dec-03                   $ 8,790         $ 10,027
31-Jan-04                   $ 9,120         $ 10,211
29-Feb-04                   $ 9,250         $ 10,353
31-Mar-04                   $ 9,321         $ 10,197
30-Apr-04                   $ 9,090         $ 10,037
31-May-04                   $ 9,310         $ 10,174
30-Jun-04                   $ 9,471         $ 10,372
31-Jul-04                   $ 9,001         $ 10,029
31-Aug-04                   $ 8,971         $ 10,070
30-Sep-04                   $ 9,331         $ 10,179
31-Oct-04                   $ 9,411         $ 10,334

AVERAGE ANNUAL RETURN FOR PERIODS ENDED 10/31/04

                                              Since Inception
                                  1 Year         (12/31/01+)
--------------------------------------------------------------------------------
Fremont Large Cap Growth Fund      8.54%           -2.12%

S&P 500 Index                      9.42%            1.17%

+ Initial public offering date. The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The Financial Highlights reflect the December 31, 2001 stock split.

(1) Assumes initial investment of $10,000 on December 31, 2001. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the S&P 500 Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

      There are risks associated with investing in a concentrated fund, and the value of the portfolio will be greatly affected by the declines of the value of a single stock.

*     See definitions on page 24.

      See expense examples on page 25.


                                                         FREMONT MUTUAL FUNDS  9

FREMONT STRUCTURED CORE FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers Christopher Luck, CFA and R. Max Darnell, CFA
First Quadrant LP

[PHOTO]                   [PHOTO]
Christopher Luck, CFA and R. Max Darnell, CFA

FUND PROFILE

The Fremont Structured Core Fund invests principally in large capitalization U.S. stocks. The goal is to outperform the Russell 3000 Index and the average of its large cap core stock fund peer group.

      Sub-advisor First Quadrant LP manages approximately $4.5 billion in U.S. equities portfolios primarily for institutions such as corporate pension plans and endowment funds. First Quadrant employs a quantitative approach, combining top down macroeconomic analysis and stock specific selection models. The objective is to identify market sectors and individual stocks with the best risk/reward characteristics.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2004, the Fremont Structured Core Fund returned 4.50% compared to the Russell 3000 Index's 3.17% gain. The S&P 500 advanced 2.96% over the same time period. For the 12 months ended on the same date, the Fund returned 10.52% versus the Russell 3000's 9.51% and the S&P 500's 9.42%.

      First Quadrant took over management of the Fund on May 7, one week into the second half of fiscal 2004. So, we are not fully aware of what transpired in the first half of fiscal 2004. It would appear that an overweighting in the underperforming technology and financials sectors was responsible for the Fund trailing the Russell 3000.

      Since this is our first opportunity to formally address shareholders, we will begin by detailing our investment approach. First and foremost, we are quantitative investors, analyzing data rather than making traditional stock selection judgements. We begin by assessing dominant macro-economic trends, seeking to determine the investment style (growth or value, large cap or small cap, for example) and market sectors most likely to outperform. We then focus on stock selection. We have a set of quantitative models that grade stocks based on a wide variety of fundamental data including earnings quality, profitability, financial strength and liquidity, pension fund liabilities, corporate activities such as stock repurchase programs and insider trading, and earnings revision, surprise, and momentum. Ideally, our portfolio will favor the appropriate style dimensions, be overweighted in the appropriate sectors, and hold the appropriate stocks. Of course, this isn't always the ideal world. However, we have confidence that our rigorous quantitative analysis can help us achieve our objective of superior long-term performance.

      The Fund portfolio is broadly diversified. We will overweight sectors that our quantitative models favor, but will not make the kind of significant sector bets that we believe can derail performance. The Fund will usually own between 100-125 individual stocks. The portfolio will sometimes be biased toward growth stocks and at other times favor value stocks. However, recognizing that the very best companies in the most fundamentally attractive market sectors can still be overpriced, we will always be valuation sensitive.

      In the second half of fiscal year 2004, value stocks significantly outperformed growth stocks as the Federal Reserve began tightening and the economy decelerated. In general our value tilt enhanced relative returns. Our overweighting in the top performing energy and utilities sectors also contributed to relative performance. We continue to like both sectors. With global demand for energy outpacing supply growth, we believe energy prices will remain at levels that will sustain strong earnings growth for energy companies. Our stock selection models currently favor exploration and production companies over the major integrated oils. Utilities stocks have benefited from the reduction of the tax rate on equity dividends to 15%. We believe the fundamental outlook for utilities companies remains strong and valuations are still reasonable. Utilities stocks may also benefit from further consolidation in what remains a fragmented industry.

      The portfolio was overweighted in the lagging healthcare sector. Although our stock selection models favored health care services companies (HMOs and hospitals), which fared much better than pharmaceuticals stocks, in aggregate, our health care investments dragged on returns. Despite disappointing recent performance, we remain overweighted high quality health care services companies that due to favorable demographics (the aging of America) should be able to consistently grow earnings at attractive rates. Because the sector has stumbled over the last six months, we believe valuations are now even more compelling.

      A modest overweighting in the financials sector, primarily stock broker/asset management companies, thrifts, and insurance companies, was neutral to modestly


10  FREMONT MUTUAL FUNDS
negative. Unfortunately, we didn't own many regional banks, the best performers in the financials sector in the second half of fiscal 2004, because rising short-term interest rates and the flattening yield curve appeared to threaten earnings.

      We have experienced an unusual investment environment over the last year with the market trapped in a narrow trading range, low volatility, and low stock dispersion (in general, winners didn't do that much better than losers). In second half 2004, favoring the right style (value) and being overweighted in the right sectors (energy and utilities) helped the Fund outperform its benchmark. In a more normalized market environment, we believe our stock selection models would make a more significant contribution to relative returns.

      We remain relatively cautious on equities in the near-term, as there remain a number of risks to U.S. and global economic growth. We remain committed to a disciplined approach to identify mis-priced securities, and continue to focus on trying to outperform the market for the shareholders of the Fund.

Sincerely,


/s/ Christopher Luck

Christopher Luck
First Quandrant LP

FREMONT STRUCTURED CORE FUND
SECTOR DIVERSIFICATION
AS OF 10/31/04
--------------------------------------------------------------------------------

                  [PIE CHART]

Cash                                          0.8%
Other                                        13.5%
Health Care                                  15.1%
Technology (Components)                       5.2%
Financial Services (Other)                   11.7%
Retail                                        6.1%
Business Equipment & Services                 6.4%
Financial Services (Banks)                   10.6%
Technology (Equipment)                        6.5%
Utilities                                     7.5%
Consumer Non-Durables                         8.5%
Energy                                        8.1%

    ANNUAL RETURNS

     [BAR CHART]

11/01/94-
10/31/95      +28.12%

11/01/95-
10/31/96      +22.06%

11/01/96-
10/31/97      +29.26%

11/01/97-
10/31/98       +7.30%

11/01/98-
10/31/99      +24.24%

11/01/99-
10/31/00       +7.18%

11/01/00-
10/31/01      -26.07%

11/01/01-
10/31/02      -16.65%

11/01/02-
10/31/03      +18.37%

11/01/03-
10/31/04      +10.52%

TOP TEN HOLDINGS

Citigroup, Inc .........................................       3.6%
Pfizer, Inc ............................................       3.3%
Bank of America Corp ...................................       3.2%
Merrill Lynch & Co., Inc ...............................       2.8%
SPX Corp ...............................................       2.5%
UnitedHealth Group, Inc ................................       2.5%
JPMorgan Chase & Co ....................................       2.4%
ConocoPhillips .........................................       2.1%
Northrop Grumman Corp ..................................       2.0%
CenturyTel, Inc ........................................       2.0%
                                                   TOTAL      26.4%

GROWTH OF $10,000(1)

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  Fremont Structured     S&P 500        Russell
                       Core Fund          Index*      3000 Index*
                  -----------------------------------------------
  31-Oct-94            $ 10,000         $ 10,000        $ 10,000
  30-Nov-94             $ 9,685          $ 9,633         $ 9,635
  31-Dec-94             $ 9,880          $ 9,775         $ 9,785
  31-Jan-95             $ 9,919         $ 10,028        $ 10,000
  28-Feb-95            $ 10,242         $ 10,416        $ 10,408
  31-Mar-95            $ 10,515         $ 10,724        $ 10,666
  30-Apr-95            $ 10,740         $ 11,041        $ 10,945
  31-May-95            $ 11,092         $ 11,478        $ 11,343
  30-Jun-95            $ 11,639         $ 11,747        $ 11,671
  31-Jul-95            $ 12,157         $ 12,139        $ 12,140
  31-Aug-95            $ 12,323         $ 12,167        $ 12,247
  30-Sep-95            $ 12,802         $ 12,674        $ 12,722
  31-Oct-95            $ 12,812         $ 12,638        $ 12,612
  30-Nov-95            $ 13,224         $ 13,194        $ 13,171
  31-Dec-95            $ 13,200         $ 13,439        $ 13,387
  31-Jan-96            $ 13,584         $ 13,901        $ 13,775
  29-Feb-96            $ 13,750         $ 14,035        $ 13,978
  31-Mar-96            $ 13,698         $ 14,170        $ 14,119
  30-Apr-96            $ 14,112         $ 14,378        $ 14,386
  31-May-96            $ 14,600         $ 14,749        $ 14,755
  30-Jun-96            $ 14,683         $ 14,805        $ 14,707
  31-Jul-96            $ 13,967         $ 14,151        $ 13,937
  31-Aug-96            $ 14,216         $ 14,449        $ 14,360
  30-Sep-96            $ 15,253         $ 15,263        $ 15,141
  31-Oct-96            $ 15,638         $ 15,684        $ 15,418
  30-Nov-96            $ 16,773         $ 16,869        $ 16,506
  31-Dec-96            $ 16,513         $ 16,535        $ 16,307
  31-Jan-97            $ 17,263         $ 17,568        $ 17,209
  28-Feb-97            $ 17,367         $ 17,705        $ 17,228
  31-Mar-97            $ 16,758         $ 16,978        $ 16,449
  30-Apr-97            $ 17,380         $ 17,991        $ 17,259
  31-May-97            $ 18,376         $ 19,087        $ 18,438
  30-Jun-97            $ 19,036         $ 19,942        $ 19,204
  31-Jul-97            $ 20,692         $ 21,529        $ 20,710
  31-Aug-97            $ 19,838         $ 20,323        $ 19,870
  30-Sep-97            $ 20,951         $ 21,436        $ 20,996
  31-Oct-97            $ 20,214         $ 20,720        $ 20,291
  30-Nov-97            $ 20,889         $ 21,679        $ 21,068
  31-Dec-97            $ 21,294         $ 22,051        $ 21,490
  31-Jan-98            $ 20,963         $ 22,295        $ 21,601
  28-Feb-98            $ 22,426         $ 23,903        $ 23,147
  31-Mar-98            $ 23,434         $ 25,127        $ 24,294
  30-Apr-98            $ 23,710         $ 25,380        $ 24,533
  31-May-98            $ 23,309         $ 24,944        $ 23,927
  30-Jun-98            $ 23,337         $ 25,957        $ 24,736
  31-Jul-98            $ 22,730         $ 25,681        $ 24,287
  31-Aug-98            $ 18,686         $ 21,968        $ 20,567
  30-Sep-98            $ 20,204         $ 23,375        $ 21,970
  31-Oct-98            $ 21,688         $ 25,276        $ 23,637
  30-Nov-98            $ 22,999         $ 26,808        $ 25,083
  31-Dec-98            $ 24,675         $ 28,353        $ 26,677
  31-Jan-99            $ 25,833         $ 29,539        $ 27,584
  28-Feb-99            $ 24,804         $ 28,620        $ 26,606
  31-Mar-99            $ 25,463         $ 29,765        $ 27,583
  30-Apr-99            $ 26,315         $ 30,917        $ 28,828
  31-May-99            $ 25,672         $ 30,187        $ 28,280
  30-Jun-99            $ 27,456         $ 31,862        $ 29,709
  31-Jul-99            $ 26,331         $ 30,868        $ 28,808
  31-Aug-99            $ 26,090         $ 30,714        $ 28,481
  30-Sep-99            $ 25,447         $ 29,872        $ 27,753
  31-Oct-99            $ 26,946         $ 31,763        $ 29,494
  30-Nov-99            $ 27,273         $ 32,411        $ 30,319
  31-Dec-99            $ 28,918         $ 34,320        $ 32,254
  31-Jan-00            $ 27,232         $ 32,597        $ 30,989
  29-Feb-00            $ 26,923         $ 31,981        $ 31,276
  31-Mar-00            $ 29,752         $ 35,109        $ 33,727
  30-Apr-00            $ 28,863         $ 34,052        $ 32,538
  31-May-00            $ 28,356         $ 33,354        $ 31,624
  30-Jun-00            $ 28,882         $ 34,178        $ 32,560
  31-Jul-00            $ 28,682         $ 33,644        $ 31,985
  31-Aug-00            $ 30,586         $ 35,730        $ 34,357
  30-Sep-00            $ 29,353         $ 33,844        $ 32,801
  31-Oct-00            $ 28,882         $ 33,701        $ 32,334
  30-Nov-00            $ 26,492         $ 31,044        $ 29,354
  31-Dec-00            $ 26,563         $ 31,196        $ 29,847
  31-Jan-01            $ 27,347         $ 32,303        $ 30,868
  28-Feb-01            $ 24,800         $ 29,357        $ 28,048
  31-Mar-01            $ 23,468         $ 27,498        $ 26,220
  30-Apr-01            $ 25,407         $ 29,634        $ 28,322
  31-May-01            $ 25,486         $ 29,833        $ 28,550
  30-Jun-01            $ 24,820         $ 29,107        $ 28,023
  31-Jul-01            $ 24,604         $ 28,820        $ 27,562
  31-Aug-01            $ 22,841         $ 27,016        $ 25,934
  30-Sep-01            $ 20,921         $ 24,835        $ 23,646
  31-Oct-01            $ 21,352         $ 25,308        $ 24,196
  30-Nov-01            $ 22,704         $ 27,251        $ 26,060
  31-Dec-01            $ 22,980         $ 27,490        $ 26,427
  31-Jan-02            $ 22,743         $ 27,089        $ 26,096
  28-Feb-02            $ 22,211         $ 26,567        $ 25,562
  31-Mar-02            $ 22,999         $ 27,567        $ 26,683
  30-Apr-02            $ 22,093         $ 25,895        $ 25,283
  31-May-02            $ 21,955         $ 25,705        $ 24,990
  30-Jun-02            $ 20,418         $ 23,874        $ 23,191
  31-Jul-02            $ 18,821         $ 22,013        $ 21,348
  31-Aug-02            $ 18,959         $ 22,158        $ 21,449
  30-Sep-02            $ 16,890         $ 19,750        $ 19,195
  31-Oct-02            $ 17,796         $ 21,488        $ 20,723
  30-Nov-02            $ 18,466         $ 22,754        $ 21,977
  31-Dec-02            $ 17,406         $ 21,418        $ 20,735
  31-Jan-03            $ 16,928         $ 20,857        $ 20,227
  28-Feb-03            $ 16,570         $ 20,544        $ 19,895
  31-Mar-03            $ 16,789         $ 20,744        $ 20,104
  30-Apr-03            $ 18,181         $ 22,453        $ 21,746
  31-May-03            $ 19,176         $ 23,636        $ 23,058
  30-Jun-03            $ 19,394         $ 23,939        $ 23,369
  31-Jul-03            $ 19,652         $ 24,360        $ 23,905
  31-Aug-03            $ 19,951         $ 24,835        $ 24,435
  30-Sep-03            $ 19,991         $ 24,572        $ 24,170
  31-Oct-03            $ 21,065         $ 25,963        $ 25,633
  30-Nov-03            $ 21,225         $ 26,191        $ 25,986
  31-Dec-03            $ 22,120         $ 27,564        $ 27,174
  31-Jan-04            $ 22,560         $ 28,071        $ 27,741
  29-Feb-04            $ 22,901         $ 28,461        $ 28,115
  31-Mar-04            $ 22,661         $ 28,031        $ 27,781
  30-Apr-04            $ 22,280         $ 27,591        $ 27,207
  31-May-04            $ 22,581         $ 27,969        $ 27,601
  30-Jun-04            $ 23,001         $ 28,513        $ 28,150
  31-Jul-04            $ 22,200         $ 27,569        $ 27,085
  31-Aug-04            $ 22,400         $ 27,681        $ 27,197
  30-Sep-04            $ 22,922         $ 27,980        $ 27,615
  31-Oct-04            $ 23,283         $ 28,409        $ 28,069

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/04

                                  1 Year      5 Years       10 Years
--------------------------------------------------------------------------------
Fremont Structured Core Fund      10.52%       -2.88%          8.82%

Russell 3000 Index                 9.51%       -0.99%         10.87%

S&P 500 Index                      9.42%       -2.21%         11.03%

(1) Assumes initial investment of $10,000 on October 31, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 3000 Index or the S&P 500 Index.

      First Quadrant assumed management of the Fund on May 7, 2004.

*     See definitions on page 24.

      See expense examples on page 25.


                                                        FREMONT MUTUAL FUNDS  11

FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Yvette Bockstein and Grant Babyak
TimesSquare Capital Management

[PHOTO]              [PHOTO]
Yvette Bockstein and Grant Babyak

FUND PROFILE

U.S. small cap growth stocks offer tremendous long-term investment opportunity. The Fremont U.S. Small Cap Fund is dedicated to identifying small, relatively unknown companies with the potential to become larger and more successful over time.

      The small cap equities team at TimesSquare Capital Management was one of the first portfolio management groups dedicated exclusively to small and mid-cap stock research, and today manages approximately $5 billion in assets for institutions including corporate pension plans, endowment funds, charitable foundations, and multi-employer clients.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2004, the Fremont U.S. Small Cap Fund declined 1.42% versus the Russell 2000 Growth Index's 1.46% gain. For the 12 months ended on the same date, the Fund returned 3.16%, underperforming the benchmark's 5.53% advance.

      In general, fiscal 2004 was a year of fits and starts. From the end of January through June, we experienced a choppy market as investors responded to the daily headlines on Iraq, the release of mixed economic data, volatile oil prices, the shifting interest rate outlook, and election year political rhetoric. Then in July and August, the small cap growth stock market sold off sharply, with technology stocks getting hit particularly hard. Despite retreating 17% in just two months, a strong rebound in September helped the Russell 2000 Growth Index close the second half with a modest gain. At the end of first half fiscal 2004, the Fund had a decent lead on the Russell 2000 Growth Index. However, we lost relative performance ground in the second half, as our conservatively postured portfolio did not rebound as strongly in September.

      In sharp contrast to 2003, speculative small caps dramatically underperformed this year. For example, in second half fiscal 2004, small cap growth companies with no earnings (23% of the Russell 2000 Growth Index) declined 8% versus the Index's 1.46% gain. More volatile stocks (those with beta* above 1.5) also underperformed the benchmark by a wide margin. Finally, investors' love affair with fast growth companies ended, as evidenced by the fact that small cap stocks with earnings growth rates of 15% or less actually outperformed companies with above 15% average annualized earnings growth rates. We think steady earners will continue to outperform in what will likely be a slower growth economy in the year ahead.

      Small cap stocks outperformed large cap stocks in fiscal 2004, with the Russell 2000 returning 11.7% versus the Russell 1000's 9.3% gain. But, the excellent performance of small cap value stocks deserves credit for extending the Russell 2000's winning streak versus its large cap cousin.

      The portfolio's underweighting in the smallest of the small caps and higher beta* stocks enhanced returns. In general, our sector allocation (a function of our bottom-up stock selection process rather than an active asset allocation strategy) worked in our favor, especially the portfolio's overweighting in financial services and underweighting in technology. With investors favoring small cap companies with substance rather than just sizzle, our bias toward higher quality, consistently profitable companies was also a performance positive. We enjoyed excellent gains in our energy sector investments, with oil services firm Hydril and exploration and production company Denbury Resources standing out. Shipping logistics company UTI Worldwide contributed significantly to returns. Other top performers include credit card processor Alliance Data System, kidney dialysis services provider Davita, and veterinary services company VCA Antech.

      Several of our biggest disappointments, especially during September when the Fund significantly underperformed its benchmark, came from the healthcare sector. Ligand Pharmaceuticals and Bradley Pharmaceuticals declined sharply on revenue growth shortfalls. Pediatrix Medical tumbled when it reported a shift in revenue to less profitable Medicaid reimbursed business. Several of our consumer discretionary sector investments also penalized performance. Alliance Gaming got hit when it lowered 2004-2005 earnings guidance. Corinthian Colleges and Education Management slid when the for-profit education business came under a regulatory cloud.

      We are not economists. However, we always pay close attention to what the managements of our portfolio companies tell us about business conditions in their respective industries. The recent message is that business is good, but appears to be slowing. This is certainly consistent with the deceleration in Gross Domestic Product (GDP) growth from 6.3% in 2003 to 3.7% in calendar third quarter 2004. We suspect due in part to expensive energy, GDP


12  FREMONT MUTUAL FUNDS
growth may decelerate further in fourth quarter 2004 and first half 2005. Slower economic growth will very likely translate into slower corporate earnings growth. The question of the day is whether this is fully discounted in stock prices.

      With small caps outperforming large cap stocks for more than five years, some market observers have concluded that they believe large caps will gain the upper hand in the years ahead. We are not so sure, but concede that in what we expect to be a slower growth environment, small cap growth stocks may no longer have the wind at their back. Never the less, we believe investors will pay a premium for small companies with visible earnings growth--the type of stocks we favor. As always, selectivity will remain the key to performance.

Sincerely,


/s/ Grant Babyak

Grant Babyak and the TimesSquare
Small Cap Equities Management Team

FREMONT U.S. SMALL CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/04
--------------------------------------------------------------------------------

                [PIE CHART]

Cash                                    4.4%
Other                                  13.0%
Business Equipment & Services          25.2%
Financial Services (Other)              6.1%
Financial Services (Banks)              6.3%
Consumer Services                       8.2%
Health Care                            15.8%
Technology (Equipment)                  8.6%
Technology (Software)                  12.4%

   ANNUAL RETURNS

     [BAR CHART]

09/24/97-       -4.06%
10/31/97*

11/01/97-
10/31/98        -7.29%

11/01/98-      +84.60%**
10/31/99

11/01/99-      +27.75%
10/31/00

11/01/00-
10/31/01       -33.73%

11/01/01-
10/31/02       -31.05%

11/01/02-
10/31/03       +40.47%

11/01/03-
10/31/04        +3.16%

*Unannualized.

TOP TEN HOLDINGS

DaVita, Inc .....................................................       3.7%
Alliance Data Systems Corp ......................................       3.5%
SCP Pool Corp ...................................................       2.9%
Education Management Corp .......................................       2.6%
Getty Images, Inc ...............................................       2.1%
Corporate Executive Board Co ....................................       2.1%
Investors Financial Services Corp ...............................       2.1%
Global Payments, Inc ............................................       2.0%
Markel Corp .....................................................       2.0%
Pediatrix Medical Group, Inc ....................................       1.5%
                                                            TOTAL      24.5%

GROWTH OF $10,000(1)

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                    Fremont U.S.                Russell 2000
                   Small Cap Fund              Growth Index***
           ----------------------------------------------------------------
24-Sep-97             $ 10,000                    $ 10,000
30-Sep-97             $ 10,060                    $ 10,121
31-Oct-97              $ 9,594                     $ 9,513
30-Nov-97              $ 9,474                     $ 9,287
31-Dec-97              $ 9,557                     $ 9,292
31-Jan-98              $ 9,547                     $ 9,168
28-Feb-98             $ 10,510                     $ 9,977
31-Mar-98             $ 11,021                    $ 10,396
30-Apr-98             $ 10,961                    $ 10,460
31-May-98             $ 10,169                     $ 9,700
30-Jun-98             $ 10,660                     $ 9,799
31-Jul-98              $ 9,717                     $ 8,981
31-Aug-98              $ 7,481                     $ 6,908
30-Sep-98              $ 7,992                     $ 7,608
31-Oct-98              $ 8,895                     $ 8,005
30-Nov-98              $ 9,777                     $ 8,626
31-Dec-98             $ 11,242                     $ 9,406
31-Jan-99             $ 11,803                     $ 9,830
28-Feb-99             $ 10,740                     $ 8,930
31-Mar-99             $ 11,683                     $ 9,248
30-Apr-99             $ 12,274                    $ 10,065
31-May-99             $ 12,525                    $ 10,081
30-Jun-99             $ 13,729                    $ 10,612
31-Jul-99             $ 14,621                    $ 10,284
31-Aug-99             $ 14,561                     $ 9,899
30-Sep-99             $ 15,614                    $ 10,091
31-Oct-99             $ 16,420                    $ 10,349
30-Nov-99             $ 19,894                    $ 11,443
31-Dec-99             $ 25,320                    $ 13,460
31-Jan-00             $ 23,390                    $ 13,335
29-Feb-00             $ 29,859                    $ 16,438
31-Mar-00             $ 26,777                    $ 14,710
30-Apr-00             $ 22,699                    $ 13,225
31-May-00             $ 20,864                    $ 12,066
30-Jun-00             $ 23,401                    $ 13,625
31-Jul-00             $ 22,237                    $ 12,457
31-Aug-00             $ 25,320                    $ 13,768
30-Sep-00             $ 23,139                    $ 13,084
31-Oct-00             $ 20,978                    $ 12,021
30-Nov-00             $ 17,130                     $ 9,838
31-Dec-00             $ 18,518                    $ 10,440
31-Jan-01             $ 19,832                    $ 11,285
28-Feb-01             $ 16,491                     $ 9,738
31-Mar-01             $ 14,902                     $ 8,853
30-Apr-01             $ 17,592                     $ 9,936
31-May-01             $ 17,567                    $ 10,167
30-Jun-01             $ 18,381                    $ 10,444
31-Jul-01             $ 17,392                     $ 9,553
31-Aug-01             $ 15,540                     $ 8,956
30-Sep-01             $ 12,174                     $ 7,511
31-Oct-01             $ 13,901                     $ 8,233
30-Nov-01             $ 15,252                     $ 8,921
31-Dec-01             $ 16,066                     $ 9,476
31-Jan-02             $ 15,002                     $ 9,139
28-Feb-02             $ 13,338                     $ 8,548
31-Mar-02             $ 14,589                     $ 9,291
30-Apr-02             $ 13,964                     $ 9,090
31-May-02             $ 12,412                     $ 8,558
30-Jun-02             $ 11,311                     $ 7,832
31-Jul-02              $ 9,572                     $ 6,629
31-Aug-02              $ 9,760                     $ 6,625
30-Sep-02              $ 9,046                     $ 6,147
31-Oct-02              $ 9,584                     $ 6,458
30-Nov-02             $ 10,635                     $ 7,098
31-Dec-02              $ 9,659                     $ 6,608
31-Jan-03              $ 9,309                     $ 6,428
28-Feb-03              $ 9,171                     $ 6,257
31-Mar-03              $ 9,284                     $ 6,351
30-Apr-03             $ 10,235                     $ 6,952
31-May-03             $ 11,174                     $ 7,736
30-Jun-03             $ 11,587                     $ 7,885
31-Jul-03             $ 12,088                     $ 8,481
31-Aug-03             $ 12,789                     $ 8,936
30-Sep-03             $ 12,338                     $ 8,710
31-Oct-03             $ 13,465                     $ 9,463
30-Nov-03             $ 13,878                     $ 9,771
31-Dec-03             $ 13,941                     $ 9,815
31-Jan-04             $ 14,429                    $ 10,331
29-Feb-04             $ 14,303                    $ 10,315
31-Mar-04             $ 14,428                    $ 10,364
30-Apr-04             $ 14,090                     $ 9,843
31-May-04             $ 14,103                    $ 10,039
30-Jun-04             $ 14,403                    $ 10,373
31-Jul-04             $ 13,352                     $ 9,442
31-Aug-04             $ 13,177                     $ 9,239
30-Sep-04             $ 13,427                     $ 9,750
31-Oct-04             $ 13,890                     $ 9,987

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/04
                                                              Since Inception
                                 1 Year        5 Years          (09/24/97)
--------------------------------------------------------------------------------
Fremont U.S. Small Cap Fund      3.16%         -3.29%              4.73%

Russell 2000 Growth Index        5.53%         -0.71%             -0.02%

(1) Assumes initial investment of $10,000 on September 24, 1997. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 2000 Growth Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

      Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within an industry, limited earnings history and a reliance on one or a limited number of products. TimesSquare assumed management of the Fund on December 31, 2002.

** The returns shown were achieved in a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved.

***   See definitions on page 24.

      See expense examples on page 25.


                                                        FREMONT MUTUAL FUNDS  13

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G.
Kern Kern Capital Management LLC

[PHOTO]
Robert E. Kern, Jr. and David G. Kern, CFA

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

      Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss their strategies for future growth.

      Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2004, the Fremont U.S. Micro-Cap Fund declined 4.20%, compared to a 1.46% gain for the Russell 2000 Growth Index. For the 12 months ended on the same date, the Fund declined 1.00% versus a 5.53% gain for the benchmark.

      After posting positive returns and modestly lagging its Russell 2000 Growth Index benchmark in first half fiscal 2004, the Fund hit a rough patch in the third fiscal quarter (May through July), when the Fund declined 9.18% versus a 4.08% loss for the benchmark. Most of the damage was the result of a sharp sell-off in technology and a big decline in the Fund's largest holding in the health care sector. In general, investing in old-line industries such as energy and materials was much more productive than investing in innovative sectors such as technology and health care. Through the first three quarters of calendar 2004, energy and basic materials stocks were up 32.6% and 16.9%, respectively, while tech stocks declined 12.3% and health care stocks retreated 3.4%. However, the disappointing short-term performance of tech and health care has not altered our conviction that over the long term, we believe that investing in the four innovative sectors we focus on (technology, health care, consumer, and services) will generate impressive returns.

      As we always do during challenging periods, we concentrated the portfolio in those companies in which we have the highest degree of confidence and believe will attract the most favorable attention when investor confidence is restored. Examples in the tech sector include ATMI and Form Factor. ATMI is well positioned to exploit the ongoing transition from aluminum to copper interconnections in semiconductors. Form Factor, which we purchased when it went public in June 2003, has developed advanced probe card technology for testing increasingly complex semiconductor devices. What both companies have in common is that their prospects are tied to significant technological advances in their niches rather than the need for increased capacity driven by end demand.

      Although we generally avoid discussing either big winners or losers in the portfolio, some comments on NeoPharm, one of the Fund's largest holdings and poorest performers in the second half of the fiscal year, are in order. It would take us several pages to fully detail the causes for the stock's decline. Importantly, however, none of the issues that have unsettled investors and sent the stock plummeting relate to the reason we invested in NeoPharm--its very promising drug for brain cancer now in Phase III testing. We believe the company is on the right track and expect more data supporting the drug's effectiveness to be available over the next six months. If the data is as positive as some physicians think it could be, this year's biggest loser could become a big winner in the years ahead.

      Although fiscal 2004 performance disappointed, there were some bright spots in the portfolio. Our services sector holdings held up relatively well in a tough market and we had positive returns from our consumer and special situation category investments. We also had three portfolio companies (Kroll, BHA Group Holdings, and Computer Access Technology) taken over at a nice premium to our purchase prices. Through the years, portfolio performance has been enhanced by the takeover of innovative micro-cap companies by larger players in their respective industries. We believe one of the unintended consequences of the Sarbanes-Oxley Act is that the added expense of complying with its requirements will tend to drive small companies into the arms of larger competitors.

      At the end of fiscal 2004, we had increased our allocation to technology from 31% at mid-year to 40%, near our historical maximum. This was a reflection of increasingly attractive valuations for high quality niche companies, which in our opinion, have outstanding long-term growth prospects. We modestly reduced our weighting in health care from 22% to 21%,


14  FREMONT MUTUAL FUNDS
consumer from 13% to 11%, services from 15% to 11%, and special situations from 6% to 5%. The remaining 12% of assets was in cash reserves.

      The end of the second quarter of calendar 2004 marked an important milestone for the Fremont U.S. Micro-Cap Fund--its ten-year anniversary. We are pleased to report that over the ten years ended June 30, 2004, the Fund has a ten-year average annualized return of 19.03% versus 7.15% for its Russell 2000 Growth Index benchmark. It was not smooth sailing all the way. We were challenged periodically by the kind of inhospitable market we faced in the second half of this fiscal year. Importantly, however, we maintained our patience and discipline and were generously rewarded. We trust that over the longer term, we will continue to survive the tough times and prosper during better market environments.

Sincerely,


/s/ Robert E. Kern, Jr., /s/ David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/04
--------------------------------------------------------------------------------

                [PIE CHART]

Cash                                   11.8%
Health Care                            21.1%
Other                                   7.8%
Technology (Software)                   5.6%
Retail                                  5.8%
Technology (Equipment)                 20.6%
Business Equipment & Services          11.5%
Technology (Components)                15.8%

    ANNUAL RETURNS

     [BAR CHART]

11/01/94-
10/31/95         +38.68%

11/01/95-
10/31/96         +41.46%

11/01/96-
10/31/97         +28.80%

11/01/97-
10/31/98         -23.45%

11/01/98-
10/31/99        +110.46%*

11/01/99-
10/31/00         +46.07%

11/01/00-
10/31/01         -20.05%

11/01/01-
10/31/02         -26.92%

11/01/02-
10/31/03         +52.69%

11/01/03-
10/31/04          -1.00%

TOP TEN HOLDINGS

ArthroCare Corp ..........................................      4.0%
Eclipsys Corp ............................................      3.7%
Intuitive Surgical, Inc ..................................      3.5%
Anaren, Inc ..............................................      2.8%
ATMI, Inc ................................................      2.8%
Gymboree Corp ............................................      2.7%
CoStar Group, Inc ........................................      2.3%
AudioCodes Ltd ...........................................      2.2%
Ceragon Networks Ltd .....................................      2.2%
Regeneration Technologies, Inc ...........................      2.1%
                                                     TOTAL     28.3%

GROWTH OF $10,000(1)

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Fremont U.S.                          Russell 2000
                   Micro-Cap Fund                       Growth Index**
                   ---------------------------------------------------
31-Oct-94              $ 10,000                              $ 10,000
30-Nov-94               $ 9,652                               $ 9,595
31-Dec-94               $ 9,797                               $ 9,823
31-Jan-95               $ 9,990                               $ 9,623
28-Feb-95              $ 10,300                              $ 10,067
31-Mar-95              $ 10,735                              $ 10,361
30-Apr-95              $ 10,996                              $ 10,517
31-May-95              $ 11,499                              $ 10,655
30-Jun-95              $ 12,060                              $ 11,389
31-Jul-95              $ 12,882                              $ 12,277
31-Aug-95              $ 13,694                              $ 12,428
30-Sep-95              $ 14,043                              $ 12,684
31-Oct-95              $ 13,868                              $ 12,060
30-Nov-95              $ 14,497                              $ 12,593
31-Dec-95              $ 15,091                              $ 12,872
31-Jan-96              $ 15,611                              $ 12,765
29-Feb-96              $ 16,650                              $ 13,347
31-Mar-96              $ 17,190                              $ 13,611
30-Apr-96              $ 19,149                              $ 14,656
31-May-96              $ 20,758                              $ 15,408
30-Jun-96              $ 19,979                              $ 14,406
31-Jul-96              $ 18,240                              $ 12,648
31-Aug-96              $ 19,359                              $ 13,584
30-Sep-96              $ 20,278                              $ 14,284
31-Oct-96              $ 19,619                              $ 13,667
30-Nov-96              $ 20,998                              $ 14,048
31-Dec-96              $ 22,441                              $ 14,321
31-Jan-97              $ 23,579                              $ 14,679
28-Feb-97              $ 22,211                              $ 13,793
31-Mar-97              $ 20,280                              $ 12,819
30-Apr-97              $ 19,727                              $ 12,671
31-May-97              $ 22,180                              $ 14,576
30-Jun-97              $ 23,693                              $ 15,070
31-Jul-97              $ 24,581                              $ 15,842
31-Aug-97              $ 25,531                              $ 16,317
30-Sep-97              $ 27,566                              $ 17,619
31-Oct-97              $ 25,270                              $ 16,561
30-Nov-97              $ 24,735                              $ 16,166
31-Dec-97              $ 24,009                              $ 16,175
31-Jan-98              $ 23,417                              $ 15,960
28-Feb-98              $ 25,062                              $ 17,369
31-Mar-98              $ 26,104                              $ 18,097
30-Apr-98              $ 26,471                              $ 18,208
31-May-98              $ 25,074                              $ 16,885
30-Jun-98              $ 24,151                              $ 17,058
31-Jul-98              $ 21,842                              $ 15,633
31-Aug-98              $ 16,728                              $ 12,025
30-Sep-98              $ 17,142                              $ 13,244
31-Oct-98              $ 19,344                              $ 13,934
30-Nov-98              $ 21,913                              $ 15,015
31-Dec-98              $ 24,695                              $ 16,374
31-Jan-99              $ 26,791                              $ 17,111
28-Feb-99              $ 25,157                              $ 15,546
31-Mar-99              $ 25,844                              $ 16,099
30-Apr-99              $ 28,283                              $ 17,521
31-May-99              $ 30,473                              $ 17,549
30-Jun-99              $ 33,882                              $ 18,473
31-Jul-99              $ 34,593                              $ 17,902
31-Aug-99              $ 34,664                              $ 17,232
30-Sep-99              $ 37,860                              $ 17,565
31-Oct-99              $ 40,712                              $ 18,015
30-Nov-99              $ 47,215                              $ 19,919
31-Dec-99              $ 56,677                              $ 23,430
31-Jan-00              $ 60,710                              $ 23,212
29-Feb-00              $ 76,366                              $ 28,613
31-Mar-00              $ 68,574                              $ 25,605
30-Apr-00              $ 59,932                              $ 23,020
31-May-00              $ 56,475                              $ 21,004
30-Jun-00              $ 70,144                              $ 23,718
31-Jul-00              $ 67,350                              $ 21,685
31-Aug-00              $ 70,749                              $ 23,966
30-Sep-00              $ 65,060                              $ 22,775
31-Oct-00              $ 59,487                              $ 20,927
30-Nov-00              $ 49,765                              $ 17,127
31-Dec-00              $ 50,655                              $ 18,175
31-Jan-01              $ 56,820                              $ 19,646
28-Feb-01              $ 47,884                              $ 16,953
31-Mar-01              $ 43,737                              $ 15,412
30-Apr-01              $ 48,846                              $ 17,299
31-May-01              $ 52,013                              $ 17,699
30-Jun-01              $ 54,746                              $ 18,182
31-Jul-01              $ 52,767                              $ 16,631
31-Aug-01              $ 50,297                              $ 15,592
30-Sep-01              $ 42,040                              $ 13,076
31-Oct-01              $ 47,545                              $ 14,334
30-Nov-01              $ 50,599                              $ 15,531
31-Dec-01              $ 53,332                              $ 16,498
31-Jan-02              $ 51,278                              $ 15,911
28-Feb-02              $ 46,828                              $ 14,881
31-Mar-02              $ 51,900                              $ 16,174
30-Apr-02              $ 48,940                              $ 15,825
31-May-02              $ 45,151                              $ 14,899
30-Jun-02              $ 41,569                              $ 13,636
31-Jul-02              $ 36,120                              $ 11,540
31-Aug-02              $ 35,875                              $ 11,535
30-Sep-02              $ 33,821                              $ 10,702
31-Oct-02              $ 34,763                              $ 11,243
30-Nov-02              $ 39,005                              $ 12,357
31-Dec-02              $ 35,781                              $ 11,505
31-Jan-03              $ 35,310                              $ 11,192
28-Feb-03              $ 34,443                              $ 10,893
31-Mar-03              $ 35,102                              $ 11,058
30-Apr-03              $ 37,949                              $ 12,104
31-May-03              $ 42,871                              $ 13,468
30-Jun-03              $ 44,830                              $ 13,728
31-Jul-03              $ 47,713                              $ 14,766
31-Aug-03              $ 49,054                              $ 15,559
30-Sep-03              $ 48,470                              $ 15,165
31-Oct-03              $ 53,050                              $ 16,475
30-Nov-03              $ 55,310                              $ 17,013
31-Dec-03              $ 56,046                              $ 17,089
31-Jan-04              $ 58,798                              $ 17,986
29-Feb-04              $ 57,387                              $ 17,959
31-Mar-04              $ 56,991                              $ 18,044
30-Apr-04              $ 54,825                              $ 17,138
31-May-04              $ 53,186                              $ 17,479
30-Jun-04              $ 55,111                              $ 18,061
31-Jul-04              $ 49,793                              $ 16,439
31-Aug-04              $ 48,682                              $ 16,085
30-Sep-04              $ 52,416                              $ 16,975
31-Oct-04              $ 52,530                              $ 17,387

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/04

                                        1 Year       5 Years     10 Years
--------------------------------------------------------------------------------
Fremont U.S. Micro-Cap Fund             -1.00%        5.23%       18.04%

Russell 2000 Growth Index                5.53%       -0.71%        5.68%

(1) Assumes initial investment of $10,000 on October 31, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 2000 Growth Index.

      Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within an industry, limited earnings history and a reliance on one or a limited number of products.

* The returns shown were achieved in a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved.

**    See definitions on page 24.

      See expense examples on page 25.


                                                        FREMONT MUTUAL FUNDS  15

FREMONT REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Todd Briddell, Dean Frankel, CFA
Peter Zabierek
Urdang Securities Management

[PHOTO]        [PHOTO]
Todd Briddell, Dean Frankel, CFA and
[PHOTO]
Peter Zabierek

FUND PROFILE

Through the years, real estate has created numerous fortunes for wealthy investors. With an increasing percentage of commercial real estate assets in the hands of publicly traded companies, investors with more limited financial resources can now participate in one of the world's most profitable enterprises. The Fremont Real Estate Securities Fund was created to provide investors diversification and professionally managed access to this promising market sector.

      Urdang Securities Management is a wholly owned subsidiary of Urdang Capital Management, a real estate advisory company with $2 billion in private real estate assets under management. Urdang Securities was founded in 1995 and currently manages approximately $1 billion in real estate securities portfolios.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2004, the Fremont Real Estate Fund returned 24.90% compared to the Dow Jones Wilshire REIT Index's 26.71% advance. For the 12 months ended on the same date, the Fund returned 29.56% versus the benchmark's 30.37%.

      REITs quickly bounced back from a sell off in April, when benchmark indices fell 18%, and rallied through the balance of fiscal 2004. Although the Fund delivered strong returns for this 12-month reporting period, it modestly underperformed its benchmark. Lagging fiscal year performance was primarily due to transitioning the Fund's sub-advisor (Urdang took over management of the Fund on March 26, 2004) and our more recent decision to position the portfolio somewhat more defensively in anticipation of an increase in interest rates over the next year. When the economy hit a soft patch in the summer and the yield of the 10-Year Treasury Bond declined from 4.8% to 4.0%, the portfolio outperformed the broad equities market, but underperformed the REIT market. The fact that we did not own Rouse, which was taken over by General Growth Properties at a 33% premium, and that we were underweighted strip shopping centers, which performed especially well partially due to the excitement generated by this acquisition, also restrained relative returns. The Fund's overweighting in the top-performing hotel sector and underweighting in the lagging office sector enhanced returns. We also did a reasonably good job with stock selection across the property sector spectrum.

      Commercial real estate industry fundamentals are improving across the board. The biggest turnaround has been in the hotel sector, which has enjoyed strong revenue growth for nearly a year and where we are expecting earnings growth in excess of 20% in 2005. New supply has been limited, especially in full-service hotels, while demand has been increasing steadily. After a multi-year decline following 9/11, we expect a multi-year advance led by hotel companies with properties concentrated on the east and west coasts. In addition to particularly strong fundamentals, valuations are compelling versus other property sectors. Consequently we remain overweighted in hotel REITs.

      Fundamentally, apartments have also suffered through a multi-year downturn exacerbated by the low mortgage rates that have allowed millions of former renters to become home buyers. Low capitalization rates have also made apartments cheaper to build than to buy, resulting in supply growth not justified by demand. However, demand is finally starting to improve, and because apartment companies are offering fewer concessions (a free first month's rent, etc.) "effective" rental rates have begun to rise. In the year ahead, we believe supply and demand will come into better balance, accelerating the fundamental improvement in the apartments sector. We are overweighted apartments, because we don't think the good news is fully reflected in valuations.

      In the industrial sector, vacancy rates are declining at a pace that should produce rental rate increases in the year ahead. The fundamentals in the regional malls sector couldn't get much better with the rental rates of renewed leases increasing by around 20%. Strip shopping centers are also doing well. However, we think there is greater risk in this property category. Wal-Mart is moving into the grocery business in a big way. That poses a threat to the many strip malls in which grocery stores are anchor tenants. The portfolio is neutral weighted in the industrials and retail sectors, primarily because we believe good fundamentals are already discounted in REIT prices.

      The portfolio is underweighted in the office sector, because we do not expect to see fundamentals turning positive until late 2005 or early 2006. Office is a "late cycle" sector, because leases are so long. Despite six quarters of good economic growth, office vacancy rates are still high and rents are being rolled down as leases are being renewed. Based on net asset value estimates, office REITs are cheap relative to other


16  FREMONT MUTUAL FUNDS
property categories. However, this reflects the fact that fundamentals are improving more slowly.

      In general, based on historical valuation parameters, REITs are no longer cheap. However, as we mentioned, fundamentals are improving in virtually every property category. So, future earnings and dividend growth should help compensate for any potential contraction in valuation multiples. Also, REITs continue to enjoy strong cash in-flows. According to AMG Data, as of the end of calendar third quarter 2004, REIT mutual fund assets totaled $36.9 billion or 1.076% of all assets held in equity mutual funds. This represents a 34% increase from year-end 2004 levels. Institutions (banks, insurance companies, corporate pension funds) also continue to increase their allocation to REITs. More money being put into a relatively finite universe of securities certainly helps support REIT prices.

      In closing, over the last four years, REITs have been the best performing equity market sector and delivered well above average historical returns. We think it would be optimistic to expect future returns to be as generous as those we have enjoyed in recent years. However, over the longer-term, we believe REITs can produce returns in line with the broad equities market while diminishing overall portfolio risk.

Sincerely,


/s/ Todd Briddell

Todd Briddell
Portfolio Co-Manager

FREMONT REAL ESTATE SECURITIES FUND
SECTOR DIVERSIFICATION
AS OF 10/31/04
--------------------------------------------------------------------------------

           [PIE CHART]

Cash                            1.5%
Other                          14.5%
REIT (Office)                  21.9%
REOC (Hotel)                    5.7%
REIT (Diversified)              6.6%
REIT (Apartment)               17.7%
REIT (Industrial)               6.7%
REIT (Shopping Center)         10.3%
REIT (Mall)                    15.1%

    ANNUAL RETURNS

     [BAR CHART]

12/31/97-
10/31/98*             -18.78%

11/01/98-
10/31/99              -0.07%

11/01/99-
10/31/00              +10.59%

11/01/00-
10/31/01              +10.43%

11/01/01-
10/31/02              +3.12%

11/01/02-
10/31/03              +32.75%

11/01/03-
10/31/04              +29.56%

*Unannualized.

TOP TEN HOLDINGS

Prologis ....................................................      4.6%
Starwood Hotels & Resorts Worldwide, Inc ....................      4.4%
Simon Property Group, Inc ...................................      4.0%
Macerich Co. (The) ..........................................      4.0%
Vornado Realty Trust ........................................      3.8%
Equity Residential ..........................................      3.6%
AvalonBay Communities, Inc ..................................      3.5%
Developers Diversified Realty Corp ..........................      3.5%
Boston Properties, Inc ......................................      3.4%
Pennsylvania Real Estate Investment Trust ...................      2.8%
                                                        TOTAL     37.6%

GROWTH OF $10,000(1)

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Fremont Real Estate       S&P 500        Dow Jones Wilshire
                     Securities Fund         Index**           REIT Index**
                   -----------------------------------------------------------
31-Dec-97              $ 10,000             $ 10,000             $ 10,000
31-Jan-98               $ 9,940             $ 10,111              $ 9,881
28-Feb-98               $ 9,910             $ 10,840              $ 9,679
31-Mar-98              $ 10,180             $ 11,395              $ 9,900
30-Apr-98               $ 9,940             $ 11,510              $ 9,561
31-May-98               $ 9,760             $ 11,312              $ 9,490
30-Jun-98               $ 9,640             $ 11,771              $ 9,488
31-Jul-98               $ 9,200             $ 11,646              $ 8,818
31-Aug-98               $ 8,210              $ 9,962              $ 7,990
30-Sep-98               $ 8,510             $ 10,600              $ 8,478
31-Oct-98               $ 8,122             $ 11,462              $ 8,315
30-Nov-98               $ 8,245             $ 12,157              $ 8,451
31-Dec-98               $ 8,225             $ 12,858              $ 8,300
31-Jan-99               $ 8,131             $ 13,395              $ 8,081
28-Feb-99               $ 7,955             $ 12,979              $ 7,960
31-Mar-99               $ 7,893             $ 13,498              $ 7,959
30-Apr-99               $ 8,588             $ 14,020              $ 8,726
31-May-99               $ 8,914             $ 13,689              $ 8,958
30-Jun-99               $ 9,103             $ 14,449              $ 8,799
31-Jul-99               $ 8,794             $ 13,998              $ 8,500
31-Aug-99               $ 8,538             $ 13,928              $ 8,438
30-Sep-99               $ 8,463             $ 13,547              $ 8,071
31-Oct-99               $ 8,117             $ 14,404              $ 7,902
30-Nov-99               $ 8,247             $ 14,698              $ 7,790
31-Dec-99               $ 8,412             $ 15,563              $ 8,085
31-Jan-00               $ 8,236             $ 14,782              $ 8,136
29-Feb-00               $ 8,126             $ 14,503              $ 8,009
31-Mar-00               $ 8,236             $ 15,921              $ 8,326
30-Apr-00               $ 8,683             $ 15,442              $ 8,916
31-May-00               $ 8,739             $ 15,125              $ 9,030
30-Jun-00               $ 9,063             $ 15,499              $ 9,259
31-Jul-00               $ 9,530             $ 15,257             $ 10,130
31-Aug-00               $ 9,302             $ 16,203              $ 9,750
30-Sep-00               $ 9,553             $ 15,348             $ 10,125
31-Oct-00               $ 8,976             $ 15,283              $ 9,691
30-Nov-00               $ 8,919             $ 14,078              $ 9,893
31-Dec-00               $ 9,357             $ 14,147             $ 10,593
31-Jan-01               $ 9,626             $ 14,649             $ 10,591
28-Feb-01               $ 9,568             $ 13,313             $ 10,416
31-Mar-01               $ 9,392             $ 12,470             $ 10,485
30-Apr-01               $ 9,640             $ 13,439             $ 10,716
31-May-01               $ 9,769             $ 13,529             $ 10,977
30-Jun-01              $ 10,359             $ 13,199             $ 11,627
31-Jul-01              $ 10,227             $ 13,070             $ 11,393
31-Aug-01              $ 10,587             $ 12,251             $ 11,847
30-Sep-01              $ 10,371             $ 11,262             $ 11,348
31-Oct-01               $ 9,913             $ 11,477             $ 10,944
30-Nov-01              $ 10,408             $ 12,358             $ 11,605
31-Dec-01              $ 10,697             $ 12,466             $ 11,902
31-Jan-02              $ 10,538             $ 12,284             $ 11,856
28-Feb-02              $ 10,648             $ 12,048             $ 12,115
31-Mar-02              $ 11,351             $ 12,501             $ 12,898
30-Apr-02              $ 11,339             $ 11,743             $ 12,973
31-May-02              $ 11,547             $ 11,657             $ 13,147
30-Jun-02              $ 11,865             $ 10,826             $ 13,494
31-Jul-02              $ 11,210              $ 9,983             $ 12,764
31-Aug-02              $ 11,309             $ 10,048             $ 12,775
30-Sep-02              $ 10,827              $ 8,956             $ 12,268
31-Oct-02              $ 10,223              $ 9,745             $ 11,610
30-Nov-02              $ 10,776             $ 10,319             $ 12,164
31-Dec-02              $ 10,906              $ 9,713             $ 12,330
31-Jan-03              $ 10,560              $ 9,458             $ 11,971
28-Feb-03              $ 10,778              $ 9,317             $ 12,189
31-Mar-03              $ 11,073              $ 9,407             $ 12,485
30-Apr-03              $ 11,439             $ 10,182             $ 12,966
31-May-03              $ 11,976             $ 10,719             $ 13,700
30-Jun-03              $ 12,223             $ 10,856             $ 13,995
31-Jul-03              $ 12,875             $ 11,047             $ 14,740
31-Aug-03              $ 12,995             $ 11,262             $ 14,862
30-Sep-03              $ 13,382             $ 11,143             $ 15,386
31-Oct-03              $ 13,571             $ 11,774             $ 15,613
30-Nov-03              $ 14,203             $ 11,877             $ 16,302
31-Dec-03              $ 14,594             $ 12,500             $ 16,791
31-Jan-04              $ 15,158             $ 12,730             $ 17,462
29-Feb-04              $ 15,481             $ 12,907             $ 17,751
31-Mar-04              $ 16,396             $ 12,712             $ 18,817
30-Apr-04              $ 14,078             $ 12,512             $ 16,063
31-May-04              $ 15,027             $ 12,684             $ 17,288
30-Jun-04              $ 15,474             $ 12,930             $ 17,805
31-Jul-04              $ 15,651             $ 12,502             $ 17,894
31-Aug-04              $ 16,673             $ 12,553             $ 19,372
30-Sep-04              $ 16,659             $ 12,689             $ 19,279
31-Oct-04              $ 17,583             $ 12,883             $ 20,353

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/04

                                                               Since Inception
                                      1 Year       5 Years       (12/31/97)
--------------------------------------------------------------------------------
Fremont Real Estate Securities Fund   29.56%       16.72%           8.61%

Dow Jones Wilshire REIT Index         30.37%       20.84%          10.96%

S&P 500 Index                          9.42%       -2.21%           3.78%

(1) Assumes initial investment of $10,000 on December 31, 1997. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Dow Jones Wilshire REIT Index or the S&P 500 Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

      The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as interest rate and default risks, changing general and local economic, financial competitive, and environmental conditions. There are risks associated with investing in a concentrated fund, and the value of the portfolio will be greatly affected by the declines of the value of a single stock. Urdang Securities Management assumed management of the Fund on March 26, 2004.

**    See definitions on page 24.

      See expense examples on page 25.


                                                        FREMONT MUTUAL FUNDS  17

FREMONT BOND FUND
--------------------------------------------------------------------------------

Portfolio Manager
Bill Gross
Founder & Managing Director
Pacific Investment Management
Company (PIMCO)

[PHOTO]
Bill Gross

FUND PROFILE

The Fremont Bond Fund invests in high quality corporate, mortgage-backed, non-U.S., and government bonds. The Fund's goal is to consistently provide attractive risk-adjusted returns relative to the broad fixed-income market.

      Three main principles embody the Fund's investment philosophy: first, portfolio strategy is driven by longer-term trends in interest rates (three-to five-year economic, demographic, and political forecasts are updated annually to identify their potential impact on long-term interest rate trends); second, consistent performance can be achieved by avoiding extreme swings in portfolio maturity/duration; and lastly, emphasis is placed on adding value through the analysis of traditional variables such as sector, coupon, and credit quality.

      Portfolio Manager Bill Gross, founder and managing director of Pacific Investment Management Company (PIMCO), has 34 years of professional fixed income investment experience. In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages over $428 billion in fixed income investments for institutional clients.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2004, the Fremont Bond Fund returned 4.74% compared to the Lehman Brothers U.S. Aggregate Bond Index's 4.24%. For full-year fiscal 2004, the Fund returned 6.45% versus the benchmark's 5.53%.

      During the fiscal year, diversifying beyond core index sectors helped protect the portfolio during a difficult market environment. Active management across a wide spectrum of strategies: "rolling down" a steep yield curve, select mortgages and corporates, TIPs, Eurozone issues and emerging markets contributed to the portfolio's outperformance during the year. A mortgage underweight was negative as mortgages gained amid banks' aggressive purchasing which helped yield premiums tighten; however, this effect was more than offset by positive security selection. An allocation to real return bonds helped performance, as these assets outperformed Treasuries of comparable duration. Emerging market bonds boosted returns, as credit fundamentals within the asset class continued to improve. Non-U.S. holdings, mainly Eurozone exposure, added value amid expectations for low growth and inflation in Europe. Conversely, an underweight in corporate bonds detracted from results as profits and margins improved, however, positive security selection mitigated some of this impact.

      At the start of the fiscal period, the market's mood was optimistic about growth, as business investment revived and massive fiscal stimulus helped sustain the consumer. However, in the first quarter of 2004, concern about the durability of the U.S. economic recovery pushed interest rates lower. Demand for relatively safe assets also rose amid renewed fears of terrorist attacks after the Madrid bombing. This sentiment shifted in the second quarter, as employment reports showed strength and markets became convinced that the Federal Reserve would soon begin a long anticipated tightening cycle. At the end of June, the Fed made its first upward move in nearly four years with a 25 basis points rate hike. Two additional hikes followed over the summer and Fed Funds closed out the 12-month fiscal period at 1.75%. Signs of rising inflation, primarily higher oil prices and slower productivity, fueled anxiety that central banks may need to move aggressively to combat it. The Fed helped to calm markets by commenting that it would raise rates gradually. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of market expectations.

      We believe the global economy will muddle along over the next several quarters, with neither a boom nor a bust likely to emerge. The U.S., Japan and China are expected to grow faster than Europe. Interest rates in the U.S. are expected to be range-bound within 30-40 basis points on either side of current levels. Important aspects of the current outlook are: 1) More business investment will be needed to bolster global demand growth now that fiscal and monetary stimulus is fading. Companies in the U.S. and Japan have ample liquidity to boost investment after repairing their balance sheets over the last several years, but a lack of confidence about future growth and lingering excess capacity will subdue the "animal spirits" of corporate executives. 2) Some growth in investment will be needed just to maintain the capital stock of Corporate America, whose current spending is not keeping pace with depreciation. Growth in consumer spending is expected to remain a net positive, as a modest pickup in hiring will support disposable incomes. 3) European exports have responded positively to growth abroad. Still, the Eurozone may be hampered by a relatively soft consumer sector that is being held back by anemic growth in employment and incomes. Japan's growth is expected to remain balanced between external and internal demand now that Japanese consumers have reemerged after a long dormant period; and 4) We believe higher oil prices will also exert inflationary pressure worldwide. Still, the adverse impact of rising oil prices will be more muted than in the past.

      The global economy looks stable with prospects for modest growth, low volatility


18  FREMONT MUTUAL FUNDS
in financial markets and range-bound interest rates. PIMCO remains concerned, however, about a tilt in the direction of either deflation or inflation. A prudent approach in this environment is to stay defensive and well diversified to avoid negative consequences of being on the wrong side of any market dislocation. Key strategies will include: 1) Tactically Flexible Interest Rate Strategies - Rates are more likely to rise than fall over a secular, or three to five year time frame. We will therefore be wary of extending duration beyond benchmark levels; 2) Structural Yield Curve Exposure - While short/intermediate maturities are close to full valuation, we plan to retain a modest structural emphasis here; 3) Retain Underweight of Core U.S. Sectors - Tight corporate yield premiums offer too little reward to bear the risk of negative credit events if the economy were to slow. Mortgage-backed bonds are fully valued for now as a result of unusually heavy demand from banks, which are taking advantage of mortgages' attractive "carry" in a steep yield curve environment; 4) Out-of-Index Alternatives - Better risk/reward trade-offs can be found outside of core sectors. At current break-even inflation levels, real return bonds continue to provide an effective hedge against secular inflation risk. We believe municipal bonds offer attractive yields versus Treasuries on a historical basis and pose less credit risk than corporates; and 5) PIMCO expects the large U.S. current account deficit to exert downward pressure on the U.S. dollar over a secular time frame. We will express this view via modest exposure to currencies likely to rise because of improving economic fundamentals, such as the yen and select emerging market currencies.

      We remain committed to our investment process and will continue to manage the portfolio based on our long-term outlook for the bond market and overall economy.

Sincerly,


/s/ William Gross

William Gross
Portfolio Manager

FREMONT BOND FUND
PORTFOLIO CREDIT QUALITY
AS OF 10/31/04
--------------------------------------------------------------------------------

     [PIE CHART]

Bb and lower       7.9%
Baa                7.9%
Aaa               81.6%
A                  2.6%

    ANNUAL RETURNS

     [BAR CHART]

11/01/94-
10/31/95      +16.49%

11/01/95-
10/31/96      +8.18%

11/01/96-
10/31/97      +9.54%

11/01/97-
10/31/98      +10.31%

11/01/98-
10/31/99      +0.01%

11/01/99-
10/31/00      +8.33%

11/01/00-
10/31/01      +15.79%

11/01/01-
10/31/02      +5.43%

11/01/02-
10/31/03      +6.20%

11/01/03-
10/31/04      +6.45%

DURATION WEIGHTED TOP TEN HOLDINGS

10-yr U.S. Long Bond Futures,
   903 Contracts, Exp. 12/20/04 ..................................   16.4%
10-yr Euro-Bund Futures, 456 Contracts,
   Exp. 12/08/04 .................................................   13.3%
3-months U.S. Dollar LIBOR Swap,
   Fixed Rate 4.000%, Maturity 12/15/09 ..........................    9.4%
30-yr U.S. Long Bond Futures, 203 Contracts,
   Exp. 12/20/04 .................................................    6.8%
U.S. Treasury Inflation Indexed Bond,
   0.875%, 04/15/10 ..............................................    5.4%
FNMA TBA, 5.000%, 11/18/19 .......................................    5.2%
Euro Dollar Futures, 765 Contracts,
   Exp. 09/19/05 .................................................    5.0%
U.S. Treasury Inflation Indexed Bond,
   3.875%, 01/15/09 ..............................................    3.6%
Euro Dollar Futures, 207 Contracts,
   Exp. 12/15/04 .................................................    3.3%
6-months Euro Dollar LIBOR Swap,
   Fixed Rate 6.000%, Maturity 06/18/34 ..........................    3.0%
                                                             TOTAL   71.4%

GROWTH OF $10,000(1)

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                              Lehman Bros. U.S.
              Fremont Bond Fund             Aggregate Bond Index*
              ------------------------------------------------------
31-Oct-94         $ 10,000                       $ 10,000
30-Nov-94          $ 9,970                        $ 9,978
31-Dec-94          $ 9,968                       $ 10,047
31-Jan-95         $ 10,191                       $ 10,246
28-Feb-95         $ 10,470                       $ 10,490
31-Mar-95         $ 10,569                       $ 10,554
30-Apr-95         $ 10,769                       $ 10,701
31-May-95         $ 11,172                       $ 11,116
30-Jun-95         $ 11,243                       $ 11,197
31-Jul-95         $ 11,207                       $ 11,172
31-Aug-95         $ 11,341                       $ 11,307
30-Sep-95         $ 11,473                       $ 11,417
31-Oct-95         $ 11,649                       $ 11,565
30-Nov-95         $ 11,895                       $ 11,739
31-Dec-95         $ 12,086                       $ 11,903
31-Jan-96         $ 12,209                       $ 11,982
29-Feb-96         $ 11,876                       $ 11,773
31-Mar-96         $ 11,834                       $ 11,691
30-Apr-96         $ 11,782                       $ 11,625
31-May-96         $ 11,707                       $ 11,602
30-Jun-96         $ 11,905                       $ 11,758
31-Jul-96         $ 11,914                       $ 11,789
31-Aug-96         $ 11,938                       $ 11,769
30-Sep-96         $ 12,252                       $ 11,974
31-Oct-96         $ 12,602                       $ 12,240
30-Nov-96         $ 12,814                       $ 12,449
31-Dec-96         $ 12,718                       $ 12,333
31-Jan-97         $ 12,738                       $ 12,372
28-Feb-97         $ 12,752                       $ 12,403
31-Mar-97         $ 12,635                       $ 12,265
30-Apr-97         $ 12,887                       $ 12,449
31-May-97         $ 13,010                       $ 12,567
30-Jun-97         $ 13,182                       $ 12,717
31-Jul-97         $ 13,583                       $ 13,060
31-Aug-97         $ 13,428                       $ 12,949
30-Sep-97         $ 13,627                       $ 13,141
31-Oct-97         $ 13,804                       $ 13,331
30-Nov-97         $ 13,804                       $ 13,392
31-Dec-97         $ 13,952                       $ 13,528
31-Jan-98         $ 14,159                       $ 13,701
28-Feb-98         $ 14,128                       $ 13,690
31-Mar-98         $ 14,167                       $ 13,737
30-Apr-98         $ 14,251                       $ 13,808
31-May-98         $ 14,394                       $ 13,939
30-Jun-98         $ 14,494                       $ 14,058
31-Jul-98         $ 14,572                       $ 14,087
31-Aug-98         $ 14,797                       $ 14,317
30-Sep-98         $ 15,255                       $ 14,652
31-Oct-98         $ 15,227                       $ 14,574
30-Nov-98         $ 15,301                       $ 14,657
31-Dec-98         $ 15,347                       $ 14,701
31-Jan-99         $ 15,459                       $ 14,806
28-Feb-99         $ 15,153                       $ 14,546
31-Mar-99         $ 15,303                       $ 14,626
30-Apr-99         $ 15,346                       $ 14,673
31-May-99         $ 15,164                       $ 14,544
30-Jun-99         $ 15,072                       $ 14,498
31-Jul-99         $ 14,984                       $ 14,435
31-Aug-99         $ 14,939                       $ 14,428
30-Sep-99         $ 15,153                       $ 14,595
31-Oct-99         $ 15,229                       $ 14,649
30-Nov-99         $ 15,260                       $ 14,648
31-Dec-99         $ 15,156                       $ 14,578
31-Jan-00         $ 15,135                       $ 14,529
29-Feb-00         $ 15,299                       $ 14,705
31-Mar-00         $ 15,599                       $ 14,899
30-Apr-00         $ 15,601                       $ 14,856
31-May-00         $ 15,585                       $ 14,849
30-Jun-00         $ 15,902                       $ 15,158
31-Jul-00         $ 16,048                       $ 15,296
31-Aug-00         $ 16,371                       $ 15,517
30-Sep-00         $ 16,365                       $ 15,615
31-Oct-00         $ 16,497                       $ 15,718
30-Nov-00         $ 16,828                       $ 15,976
31-Dec-00         $ 17,091                       $ 16,273
31-Jan-01         $ 17,326                       $ 16,538
28-Feb-01         $ 17,507                       $ 16,682
31-Mar-01         $ 17,612                       $ 16,766
30-Apr-01         $ 17,480                       $ 16,695
31-May-01         $ 17,590                       $ 16,795
30-Jun-01         $ 17,598                       $ 16,859
31-Jul-01         $ 18,183                       $ 17,237
31-Aug-01         $ 18,398                       $ 17,435
30-Sep-01         $ 18,719                       $ 17,637
31-Oct-01         $ 19,102                       $ 18,006
30-Nov-01         $ 18,829                       $ 17,757
31-Dec-01         $ 18,761                       $ 17,644
31-Jan-02         $ 18,951                       $ 17,787
28-Feb-02         $ 19,234                       $ 17,959
31-Mar-02         $ 18,840                       $ 17,661
30-Apr-02         $ 19,171                       $ 18,004
31-May-02         $ 19,311                       $ 18,157
30-Jun-02         $ 19,306                       $ 18,315
31-Jul-02         $ 19,476                       $ 18,536
31-Aug-02         $ 19,853                       $ 18,850
30-Sep-02         $ 20,077                       $ 19,155
31-Oct-02         $ 20,120                       $ 19,067
30-Nov-02         $ 20,187                       $ 19,061
31-Dec-02         $ 20,598                       $ 19,456
31-Jan-03         $ 20,679                       $ 19,473
28-Feb-03         $ 21,005                       $ 19,742
31-Mar-03         $ 21,020                       $ 19,726
30-Apr-03         $ 21,262                       $ 19,890
31-May-03         $ 21,664                       $ 20,261
30-Jun-03         $ 21,612                       $ 20,221
31-Jul-03         $ 20,795                       $ 19,541
31-Aug-03         $ 20,994                       $ 19,670
30-Sep-03         $ 21,540                       $ 20,191
31-Oct-03         $ 21,394                       $ 20,003
30-Nov-03         $ 21,447                       $ 20,051
31-Dec-03         $ 21,696                       $ 20,256
31-Jan-04         $ 21,859                       $ 20,418
29-Feb-04         $ 22,119                       $ 20,638
31-Mar-04         $ 22,333                       $ 20,793
30-Apr-04         $ 21,741                       $ 20,252
31-May-04         $ 21,165                       $ 20,171
30-Jun-04         $ 21,286                       $ 20,286
31-Jul-04         $ 21,520                       $ 20,487
31-Aug-04         $ 21,970                       $ 20,879
30-Sep-04         $ 22,067                       $ 20,935
31-Oct-04         $ 22,259                       $ 21,111

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/04

                              1 Year             5 Years           10 Years
--------------------------------------------------------------------------------
Fremont Bond Fund             6.45%               8.37%              8.57%

Lehman Bros. U.S.
Aggregate Bond Index          5.53%               7.58%              7.76%

(1) Assumes initial investment of $10,000 on October 31, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Lehman Brothers Aggregate Bond Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

*     See definitions on page 24.

      See expense examples on page 25.


                                                        FREMONT MUTUAL FUNDS  19

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

Portfolio Manager
Michael Pietronico
Evergreen Investment Management
Company LLC

[PHOTO]
Michael Pietronico

FUND PROFILE

The Fremont California Intermediate Tax-Free Fund seeks double tax-free income for California residents through investing in high credit quality California municipal securities.

      Portfolio Manager Michael Pietronico is an active manager, quick to respond to changes in the municipal securities market place. Preservation of principal is his first priority. Consequently, he carefully monitors the credit quality of individual holdings and is quick to sell securities he believes may be downgraded either by the markets or the credit rating agencies. Mr. Pietronico also focuses on changing interest rate trends and actively adjusts average maturity and duration to position the portfolio at the most opportunistic point in the yield curve.

      Founded in 1983, sub-advisor Evergreen Investment Management Company LLC manages over $7 billion in fixed income assets for private clients.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2004, the Fremont California Intermediate Tax-Free Fund returned 5.89% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 3.24%. For full-year fiscal 2004, the Fund returned 6.39% versus the benchmark's 3.27%.

      California municipals and the Fund posted positive total returns through the first five months of this reporting period. Then in April and May the Fund was hit by the double whammy of the broad bond market sell-off in response to exceptionally strong March and April employment data and anticipation of a supply bulge from a referendum approving the issuance of $7.8 billion of California Economic Recovery Bonds--the largest municipal securities issuance in history. Although the Fund had no exposure to State general obligation bonds (GO's) and a 50% weighting in essential purpose revenue bonds, the portfolio still sustained substantial damage. However, the California municipals market came back strong over the last five months of fiscal 2004 and the Fund performed particularly well.

      We credit the Fund's strong absolute and relative performance in the latter part of fiscal 2004 to our strategy of underweighting the shorter end of the yield curve (1-7 years) and overweighting the longer end (12-15 years). Our rationale was that shorter maturity/duration bonds would be more sensitive to Federal Reserve Rate hikes, and because we expected core inflation to remain muted, we believed pricing in longer maturity/duration bonds would remain firm. Indeed, three 25 basis point (0.25%) Fed rate hikes (June, August, and September) undermined the shorter end of the market, but pricing in the long end held steady, providing a boost for portfolio performance.

      We remain underweighted in the short end of the market, because we believe the Fed is committed to at least one and perhaps two more Fed Funds Rate hikes this year. We are overweighted in the long end, because we believe due in large part to very expensive energy, we will see below trend economic growth and minimal inflation in 2005.

      The California economy is performing in line with national economic trends. Southern California is benefiting from strength in the aerospace and filmed entertainment industries. Northern California is being bolstered by the healthy agricultural sector. Although Silicon Valley hasn't bounced back yet, the incredibly strong housing market in Northern California has helped compensate. The successful issuance of $7.8 billion in California Economic Recovery Bonds eliminated the State's liquidity crisis and in May 2004, State GO's were upgraded by Moody's from BAA1 to A3. The budget that was passed this summer managed to preserve state services without raising taxes, but failed to address what many view as structural deficit problems. It appears California is hoping that its economy will be strong enough to "grow" out of deficit by increasing tax revenues. If this doesn't occur over the next year or two, the state government is going to have to mount a bi-partisan effort to curb spending and raise taxes. While this isn't good news for California citizens in the highest tax bracket who are already sending 9% of their income to Sacramento, it would make double tax-free California municipal securities an even more attractive investment.

      At the close of this reporting period, the Fund still had no exposure to State GO's. Carefully selected general obligation bonds from financially strong municipalities composed 50% of the portfolio. Essential purpose (water, sewer, and electric) revenue bonds represented 32% of the portfolio. The remaining 18% was in high quality revenue bonds. The average credit quality of our holdings was AAA, reflecting our commitment to quality.

      In closing, after the bond market's strong rebound in the last five months of fiscal 2004, we don't see much more room for capital appreciation in the year ahead. The Fed will likely continue to raise artificially low short-term interest rates at "a measured pace." Some market observers believe the


20  FREMONT MUTUAL FUNDS

Fed's target is a 3% Fed Funds Rate. That may be true, but we doubt the Fed will risk putting more pressure on an already slowing economy to reach this target. More importantly in view of the maturity/duration of our portfolio (underweight the short and overweight the long end of the market), we believe the diminished threat of inflation, in what we expect to be a very slow growth economy, can produce positive yield based returns in the year ahead.

Sincerely,


/s/ Michael Pietronico

Michael Pietronico
Portfolio Manager

FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND
PORTFOLIO CREDIT QUALITY
AS OF 10/31/04
--------------------------------------------------------------------------------

      [PIE CHART]

Aa                  8.0%
Not Rated           1.2%
Aaa                90.8%

    ANNUAL RETURNS

     [BAR CHART]

11/01/94-
10/31/95         +12.77%

11/01/95-
10/31/96          +4.63%

11/01/96-
10/31/97          +6.75%

11/01/97-
10/31/98          +7.16%

11/01/98-
10/31/99          -0.68%

11/01/99-
10/31/00          +6.78%

11/01/00-
10/31/01          +7.49%

11/01/01-
10/31/02          +3.65%

11/01/02-
10/31/03          +4.46%

11/01/03-
10/31/04          +6.39%

TOP TEN HOLDINGS

Los Angeles County Sanitation Districts
  Financing Authority, Series A (FSA Insured) ..................    4.3%
Los Angeles CA Series A (MBIA Insured) .........................    4.3%
Sacramento MUD, Electric Revenue
  1997 Series L (MBIA Insured) .................................    4.3%
San Diego Unified School District,
  Election 1998 Series E (FSA Insured) .........................    3.6%
Los Angeles CA Series A (MBIA Insured) .........................    3.3%
Contra Costa California Water District, Water
  Revenue Refunding, Series M (FSA Insured) ....................    3.3%
San Jose Evergreen Community College
  District Series A (AMBAC Insured) ............................    3.2%
Contra Costa Water Authority (FGIC Insured) ....................    2.6%
Lodi Unified School District (MBIA Insured) ....................    2.3%
San Diego Unified School District Series C
  (FSA Insured) ................................................    2.3%
                                                           TOTAL   33.5%

GROWTH OF $10,000(1)

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

           Lehman Bros. 5-Year Municipal      Fremont California Intermediate
                   Bond Index*                          Tax-Free Fund
--------------------------------------------------------------------------------
31-Oct-94          $ 10,000                               $ 10,000
30-Nov-94           $ 9,835                                $ 9,909
31-Dec-94           $ 9,993                               $ 10,020
31-Jan-95          $ 10,214                               $ 10,144
28-Feb-95          $ 10,515                               $ 10,322
31-Mar-95          $ 10,633                               $ 10,428
30-Apr-95          $ 10,654                               $ 10,468
31-May-95          $ 10,943                               $ 10,688
30-Jun-95          $ 10,869                               $ 10,707
31-Jul-95          $ 10,964                               $ 10,837
31-Aug-95          $ 11,082                               $ 10,936
30-Sep-95          $ 11,128                               $ 10,963
31-Oct-95          $ 11,277                               $ 11,030
30-Nov-95          $ 11,395                               $ 11,130
31-Dec-95          $ 11,481                               $ 11,187
31-Jan-96          $ 11,610                               $ 11,299
29-Feb-96          $ 11,559                               $ 11,267
31-Mar-96          $ 11,405                               $ 11,188
30-Apr-96          $ 11,409                               $ 11,187
31-May-96          $ 11,395                               $ 11,182
30-Jun-96          $ 11,459                               $ 11,248
31-Jul-96          $ 11,604                               $ 11,330
31-Aug-96          $ 11,589                               $ 11,341
30-Sep-96          $ 11,675                               $ 11,434
31-Oct-96          $ 11,799                               $ 11,533
30-Nov-96          $ 11,977                               $ 11,682
31-Dec-96          $ 11,946                               $ 11,660
31-Jan-97          $ 11,952                               $ 11,700
28-Feb-97          $ 12,030                               $ 11,785
31-Mar-97          $ 11,920                               $ 11,657
30-Apr-97          $ 11,979                               $ 11,707
31-May-97          $ 12,164                               $ 11,851
30-Jun-97          $ 12,266                               $ 11,942
31-Jul-97          $ 12,530                               $ 12,152
31-Aug-97          $ 12,432                               $ 12,089
30-Sep-97          $ 12,569                               $ 12,197
31-Oct-97          $ 12,595                               $ 12,260
30-Nov-97          $ 12,654                               $ 12,298
31-Dec-97          $ 12,814                               $ 12,404
31-Jan-98          $ 12,922                               $ 12,517
28-Feb-98          $ 12,944                               $ 12,536
31-Mar-98          $ 12,934                               $ 12,548
30-Apr-98          $ 12,866                               $ 12,495
31-May-98          $ 13,033                               $ 12,645
30-Jun-98          $ 13,070                               $ 12,688
31-Jul-98          $ 13,123                               $ 12,733
31-Aug-98          $ 13,312                               $ 12,889
30-Sep-98          $ 13,517                               $ 13,021
31-Oct-98          $ 13,496                               $ 13,059
30-Nov-98          $ 13,545                               $ 13,082
31-Dec-98          $ 13,546                               $ 13,128
31-Jan-99          $ 13,714                               $ 13,267
28-Feb-99          $ 13,651                               $ 13,253
31-Mar-99          $ 13,667                               $ 13,264
30-Apr-99          $ 13,680                               $ 13,304
31-May-99          $ 13,610                               $ 13,250
30-Jun-99          $ 13,440                               $ 13,100
31-Jul-99          $ 13,507                               $ 13,181
31-Aug-99          $ 13,471                               $ 13,175
30-Sep-99          $ 13,511                               $ 13,223
31-Oct-99          $ 13,405                               $ 13,191
30-Nov-99          $ 13,533                               $ 13,268
31-Dec-99          $ 13,416                               $ 13,224
31-Jan-00          $ 13,442                               $ 13,218
29-Feb-00          $ 13,569                               $ 13,262
31-Mar-00          $ 13,781                               $ 13,383
30-Apr-00          $ 13,677                               $ 13,352
31-May-00          $ 13,681                               $ 13,349
30-Jun-00          $ 13,971                               $ 13,593
31-Jul-00          $ 14,114                               $ 13,737
31-Aug-00          $ 14,284                               $ 13,886
30-Sep-00          $ 14,234                               $ 13,861
31-Oct-00          $ 14,314                               $ 13,958
30-Nov-00          $ 14,390                               $ 14,019
31-Dec-00          $ 14,593                               $ 14,244
31-Jan-01          $ 14,741                               $ 14,490
28-Feb-01          $ 14,765                               $ 14,530
31-Mar-01          $ 14,809                               $ 14,649
30-Apr-01          $ 14,634                               $ 14,567
31-May-01          $ 14,799                               $ 14,718
30-Jun-01          $ 14,884                               $ 14,793
31-Jul-01          $ 15,007                               $ 14,952
31-Aug-01          $ 15,288                               $ 15,154
30-Sep-01          $ 15,255                               $ 15,199
31-Oct-01          $ 15,376                               $ 15,325
30-Nov-01          $ 15,337                               $ 15,204
31-Dec-01          $ 15,283                               $ 15,129
31-Jan-02          $ 15,451                               $ 15,373
28-Feb-02          $ 15,573                               $ 15,547
31-Mar-02          $ 15,379                               $ 15,216
30-Apr-02          $ 15,547                               $ 15,568
31-May-02          $ 15,634                               $ 15,672
30-Jun-02          $ 15,699                               $ 15,843
31-Jul-02          $ 15,798                               $ 16,014
31-Aug-02          $ 15,959                               $ 16,168
30-Sep-02          $ 16,225                               $ 16,393
31-Oct-02          $ 15,937                               $ 16,226
30-Nov-02          $ 15,923                               $ 16,210
31-Dec-02          $ 16,159                               $ 16,532
31-Jan-03          $ 16,101                               $ 16,560
28-Feb-03          $ 16,328                               $ 16,740
31-Mar-03          $ 16,337                               $ 16,716
30-Apr-03          $ 16,477                               $ 16,794
31-May-03          $ 16,927                               $ 17,063
30-Jun-03          $ 16,715                               $ 17,019
31-Jul-03          $ 16,105                               $ 16,649
31-Aug-03          $ 16,226                               $ 16,765
30-Sep-03          $ 16,736                               $ 17,191
31-Oct-03          $ 16,652                               $ 17,077
30-Nov-03          $ 16,792                               $ 17,148
31-Dec-03          $ 16,976                               $ 17,214
31-Jan-04          $ 17,044                               $ 17,295
29-Feb-04          $ 17,385                               $ 17,506
31-Mar-04          $ 17,237                               $ 17,433
30-Apr-04          $ 16,731                               $ 17,084
31-May-04          $ 16,685                               $ 16,997
30-Jun-04          $ 16,767                               $ 17,060
31-Jul-04          $ 17,009                               $ 17,217
31-Aug-04          $ 17,390                               $ 17,518
30-Sep-04          $ 17,504                               $ 17,541
31-Oct-04          $ 17,715                               $ 17,637

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/04

                                    1 Year       5 Years        10 Years
--------------------------------------------------------------------------------
Fremont California
Intermediate Tax-Free Fund          6.39%         5.73%           5.88%

Lehman Bros. 5-Year Municipal
Bond Index                          3.27%         5.98%           5.84%

(1) Assumes initial investment of $10,000 on October 31, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Lehman Brothers 5-year Municipal Bond Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

      This Fund is intended for investment by California residents. A portion of the Fund's distributions may be subject to federal, state or local taxes or the alternative minimum tax (AMT). There are risks associated with investing in a concentrated fund, and the value of the portfolio will be greatly affected by the declines of the value of a single security. Evergreen Investment Management assumed management of the Fund on March 24, 2003.

*     See definitions on page 24.

      See expense examples on page 25.


                                                        FREMONT MUTUAL FUNDS  21

FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Manager
Norman Gee
Fremont Investment Advisors, Inc.

[PHOTO]
Norman Gee

FUND PROFILE

The Fremont Money Market Fund invests primarily in high quality short-term debt securities (commercial paper) issued by U.S. corporations and U.S. subsidiaries of foreign corporations. The Fund will also take small positions in other investment-grade short-term debt instruments such as Yankee CDs (dollar denominated certificates of deposit in foreign banks).

      Portfolio Manager Norman Gee strives to add value through price-sensitive trading and by identifying undervalued high quality money market securities. He will also make conservative adjustments to the portfolio's average maturity in an attempt to enhance total portfolio yield.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2004, the Fremont Money Market Fund returned 0.49% compared to the iMoneyNet's Money Market First Tier Taxable Average's 0.36%. For the twelve months ended on the same date, the Fund returned 0.84% versus the benchmark's 0.55%.

      Money fund yields remained stable through the first five months of this reporting period, but increased in April, when the release of a surprisingly strong March job report convinced investors the Federal Reserve would begin hiking short-term interest rates prior to the November elections. Another strong job report in May forced the Fed's hand and it hiked the Fed Funds Rate 25 basis points (0.25%) following its June meeting. Although job growth slowed this summer, the Fed instituted a 25 basis point (0.25%) hike in August and another in September, putting the Fed Funds Rate at 1.75%. Despite mixed economic signals this fall, the Fed remains biased toward raising rates at a "measured pace" until short-term rates are at a more "normalized" level. The money markets appear to be pricing in two more 25 basis point (0.25%) rate hikes, one in November and another in December, before the Fed takes a breather. We suspect the Fed's ultimate target is a 3% Fed Funds Rate, but that it won't risk further weakening the economy to hit this target.

      We shortened the Fund's average maturity from a range of 65-75 days during the first five months of fiscal 2004 to a low of 60 days in August in response to Fed tightening and to be prepared to take advantage of the money market fund managers' annual Christmas gift. This gift comes in the form of corporations flooding the market with short-term commercial paper in November and December so that they can maximize the cash on their books at year-end. In order to move all this paper, corporations have to price it attractively. So, in the late summer and early fall, we loaded up on short maturity paper so that we can roll it over into the good bargains issued in November and December.

      Looking ahead, we believe economic growth may remain uninspiring. The housing market is starting to slow, not because mortgage rates are moving higher, but rather because demand is slackening. Taking advantage of recent years' low mortgage rates, most of the Generation X'ers have already bought homes. Also, in the next few years, you will see supply increase as the baby boom generation sells their suburban homes and heads for the Sunbelt. Although as the household survey labor data shows, small businesses are creating jobs, large corporations are still announcing layoffs. This has dented consumer confidence, which remains relatively high, but well below peak levels. Finally, high energy prices are crimping consumers discretionary income. After retreating in late summer, gasoline prices are rising again and in some areas of the country are back above $2 per gallon. As we enter the winter, home heating bills will also be increasing. Our conclusion is that consumer spending will remain somewhat soft in the year ahead.

      Corporate America is awash in cash, and once all the uncertainty generated by the too close to call presidential election is eliminated, increased business spending could help reinvigorate the economy. However, businesses may have a hard time finding things to spend their cash reserves on. There is still excess capacity in most manufacturing businesses. Technology driven productivity gains are allowing companies to meet end demand for product without significantly increasing their payrolls. Merger and acquisition activity appears to be slowing, indicating that the number of attractive business bargains is diminishing.

      In the year ahead, we believe we will likely see an up-tick in inflation from companies passing on higher materials and energy costs on to their customers. But, in general, there is still limited pricing flexibility in most industries, and unless the labor market firms considerably we can't envision inflationary wage pressure. Consequently, we don't view inflation as a significant problem.


22  FREMONT MUTUAL FUNDS

      At the close of this reporting period, the Fund portfolio is heavily weighted in the short end of the money market maturity spectrum in anticipation of a few more Fed rate hikes and to take advantage of the aforementioned holiday bargains the money markets always provide. Once the holiday season is over and we gain conviction that the Fed is finished tightening, we will probably rebuild positions in the long end, "barbelling" the portfolio and extending its average maturity to enhance yield.

Sincerely,


/s/ Norman Gee

Norman Gee
Portfolio Manager

FREMONT MONEY MARKET FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/04
--------------------------------------------------------------------------------

      [PIE CHART]

Netherlands         1.6%
Luxembourg          2.4%
Denmark             1.6%
Australia           3.1%
Norway              3.2%
Sweden              3.2%
Canada              5.5%
United States      46.5%
Japan               6.3%
Switzerland         6.3%
Germany             7.7%
United Kingdom     12.6%

   ANNUAL RETURNS

     [BAR CHART]

11/01/94-
10/31/95     +5.84%

11/01/95-
10/31/96     +5.34%

11/01/96-
10/31/97     +5.39%

11/01/97-
10/31/98     +5.45%

11/01/98-
10/31/99     +4.89%

11/01/99-
10/31/00     +5.99%

11/01/00-
10/31/01     +4.67%

11/01/01-
10/31/02     +1.77%

11/01/02-
10/31/03     +0.93%

11/01/03-
10/31/04     +0.84%

TOP TEN HOLDINGS

KFW International Finance, CP ..................................      2.4%
Allianz of America Finance Corp., CP ...........................      1.6%
Sharp Electronics Corp., CP ....................................      1.6%
FCDN, AN .......................................................      1.6%
Prudential Funding LLC, CP .....................................      1.6%
American Express Credit Corp., CP ..............................      1.6%
Exxon Asset Management Co., CP .................................      1.6%
FHLB, AN .......................................................      1.6%
Toyota Credit de Puerto Rico Corp., CP .........................      1.6%
Sharp Electronics Corp., CP ....................................      1.6%
                                                           TOTAL     16.8%

GROWTH OF $10,000(1)

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 Fremont Money      90-Day          iMoneyNet Money Market Fund
                  Market Fund     U.S. T-Bills      First Tier Taxable Average*
--------------------------------------------------------------------------------
31-Oct-94          $ 10,000        $ 10,000                $ 10,000
30-Nov-94          $ 10,041        $ 10,042                $ 10,037
31-Dec-94          $ 10,091        $ 10,088                $ 10,077
31-Jan-95          $ 10,137        $ 10,135                $ 10,119
28-Feb-95          $ 10,182        $ 10,179                $ 10,164
31-Mar-95          $ 10,237        $ 10,229                $ 10,210
30-Apr-95          $ 10,284        $ 10,278                $ 10,255
31-May-95          $ 10,335        $ 10,329                $ 10,300
30-Jun-95          $ 10,388        $ 10,377                $ 10,346
31-Jul-95          $ 10,436        $ 10,428                $ 10,390
31-Aug-95          $ 10,486        $ 10,477                $ 10,434
30-Sep-95          $ 10,536        $ 10,524                $ 10,479
31-Oct-95          $ 10,584        $ 10,572                $ 10,523
30-Nov-95          $ 10,632        $ 10,622                $ 10,567
31-Dec-95          $ 10,683        $ 10,680                $ 10,611
31-Jan-96          $ 10,731        $ 10,730                $ 10,655
29-Feb-96          $ 10,775        $ 10,772                $ 10,696
31-Mar-96          $ 10,821        $ 10,812                $ 10,737
30-Apr-96          $ 10,866        $ 10,858                $ 10,778
31-May-96          $ 10,916        $ 10,906                $ 10,819
30-Jun-96          $ 10,958        $ 10,950                $ 10,860
31-Jul-96          $ 11,006        $ 11,000                $ 10,902
31-Aug-96          $ 11,057        $ 11,050                $ 10,944
30-Sep-96          $ 11,101        $ 11,102                $ 10,986
31-Oct-96          $ 11,149        $ 11,149                $ 11,032
30-Nov-96          $ 11,198        $ 11,197                $ 11,075
31-Dec-96          $ 11,247        $ 11,246                $ 11,118
31-Jan-97          $ 11,298        $ 11,298                $ 11,161
28-Feb-97          $ 11,343        $ 11,342                $ 11,205
31-Mar-97          $ 11,389        $ 11,389                $ 11,248
30-Apr-97          $ 11,439        $ 11,444                $ 11,296
31-May-97          $ 11,493        $ 11,503                $ 11,341
30-Jun-97          $ 11,542        $ 11,545                $ 11,387
31-Jul-97          $ 11,594        $ 11,596                $ 11,433
31-Aug-97          $ 11,648        $ 11,646                $ 11,479
30-Sep-97          $ 11,697        $ 11,699                $ 11,525
31-Oct-97          $ 11,750        $ 11,749                $ 11,571
30-Nov-97          $ 11,802        $ 11,795                $ 11,618
31-Dec-97          $ 11,858        $ 11,846                $ 11,665
31-Jan-98          $ 11,913        $ 11,901                $ 11,713
28-Feb-98          $ 11,961        $ 11,943                $ 11,764
31-Mar-98          $ 12,014        $ 12,000                $ 11,811
30-Apr-98          $ 12,066        $ 12,054                $ 11,858
31-May-98          $ 12,119        $ 12,104                $ 11,906
30-Jun-98          $ 12,172        $ 12,155                $ 11,954
31-Jul-98          $ 12,231        $ 12,208                $ 12,002
31-Aug-98          $ 12,282        $ 12,264                $ 12,050
30-Sep-98          $ 12,336        $ 12,327                $ 12,098
31-Oct-98          $ 12,390        $ 12,375                $ 12,144
30-Nov-98          $ 12,442        $ 12,416                $ 12,193
31-Dec-98          $ 12,500        $ 12,465                $ 12,238
31-Jan-99          $ 12,547        $ 12,510                $ 12,282
28-Feb-99          $ 12,592        $ 12,546                $ 12,325
31-Mar-99          $ 12,641        $ 12,597                $ 12,368
30-Apr-99          $ 12,689        $ 12,643                $ 12,411
31-May-99          $ 12,737        $ 12,692                $ 12,453
30-Jun-99          $ 12,785        $ 12,745                $ 12,496
31-Jul-99          $ 12,837        $ 12,797                $ 12,541
31-Aug-99          $ 12,888        $ 12,848                $ 12,587
30-Sep-99          $ 12,940        $ 12,909                $ 12,634
31-Oct-99          $ 12,997        $ 12,960                $ 12,683
30-Nov-99          $ 13,053        $ 13,012                $ 12,733
31-Dec-99          $ 13,117        $ 13,070                $ 12,786
31-Jan-00          $ 13,175        $ 13,126                $ 12,839
29-Feb-00          $ 13,234        $ 13,184                $ 12,893
31-Mar-00          $ 13,300        $ 13,252                $ 12,948
30-Apr-00          $ 13,358        $ 13,314                $ 13,004
31-May-00          $ 13,424        $ 13,395                $ 13,063
30-Jun-00          $ 13,496        $ 13,453                $ 13,125
31-Jul-00          $ 13,563        $ 13,514                $ 13,187
31-Aug-00          $ 13,634        $ 13,584                $ 13,251
30-Sep-00          $ 13,706        $ 13,656                $ 13,314
31-Oct-00          $ 13,776        $ 13,727                $ 13,378
30-Nov-00          $ 13,846        $ 13,802                $ 13,442
31-Dec-00          $ 13,921        $ 13,878                $ 13,506
31-Jan-01          $ 13,990        $ 13,969                $ 13,568
28-Feb-01          $ 14,050        $ 14,023                $ 13,625
31-Mar-01          $ 14,113        $ 14,087                $ 13,677
30-Apr-01          $ 14,166        $ 14,149                $ 13,726
31-May-01          $ 14,218        $ 14,204                $ 13,770
30-Jun-01          $ 14,266        $ 14,245                $ 13,810
31-Jul-01          $ 14,308        $ 14,292                $ 13,847
31-Aug-01          $ 14,354        $ 14,338                $ 13,882
30-Sep-01          $ 14,387        $ 14,399                $ 13,914
31-Oct-01          $ 14,419        $ 14,437                $ 13,940
30-Nov-01          $ 14,448        $ 14,469                $ 13,961
31-Dec-01          $ 14,473        $ 14,491                $ 13,978
31-Jan-02          $ 14,497        $ 14,512                $ 13,994
28-Feb-02          $ 14,518        $ 14,532                $ 14,008
31-Mar-02          $ 14,540        $ 14,554                $ 14,024
30-Apr-02          $ 14,562        $ 14,576                $ 14,040
31-May-02          $ 14,583        $ 14,602                $ 14,053
30-Jun-02          $ 14,601        $ 14,624                $ 14,067
31-Jul-02          $ 14,621        $ 14,646                $ 14,080
31-Aug-02          $ 14,641        $ 14,666                $ 14,091
30-Sep-02          $ 14,657        $ 14,690                $ 14,103
31-Oct-02          $ 14,674        $ 14,712                $ 14,115
30-Nov-02          $ 14,691        $ 14,735                $ 14,126
31-Dec-02          $ 14,706        $ 14,753                $ 14,135
31-Jan-03          $ 14,720        $ 14,767                $ 14,143
28-Feb-03          $ 14,731        $ 14,780                $ 14,150
31-Mar-03          $ 14,742        $ 14,797                $ 14,157
30-Apr-03          $ 14,754        $ 14,811                $ 14,163
31-May-03          $ 14,765        $ 14,826                $ 14,170
30-Jun-03          $ 14,776        $ 14,847                $ 14,176
31-Jul-03          $ 14,786        $ 14,857                $ 14,181
31-Aug-03          $ 14,795        $ 14,869                $ 14,185
30-Sep-03          $ 14,804        $ 14,879                $ 14,190
31-Oct-03          $ 14,813        $ 14,891                $ 14,194
30-Nov-03          $ 14,822        $ 14,903                $ 14,199
31-Dec-03          $ 14,830        $ 14,918                $ 14,204
31-Jan-04          $ 14,839        $ 14,930                $ 14,208
29-Feb-04          $ 14,847        $ 14,940                $ 14,213
31-Mar-04          $ 14,856        $ 14,952                $ 14,217
30-Apr-04          $ 14,865        $ 14,964                $ 14,221
31-May-04          $ 14,874        $ 14,978                $ 14,226
30-Jun-04          $ 14,882        $ 14,988                $ 14,231
31-Jul-04          $ 14,894        $ 15,005                $ 14,239
31-Aug-04          $ 14,906        $ 15,023                $ 14,247
30-Sep-04          $ 14,921        $ 15,043                $ 14,257
31-Oct-04          $ 14,938        $ 15,062                $ 14,268

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/04

                               1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Fremont Money Market Fund       0.84%          2.82%          4.09%

90-Day U.S. T-Bills             1.16%          3.06%          4.18%

iMoney Net Money Market
First Tier Taxable Average      0.55%          2.39%          3.62%

(1) Assumes initial investment of $10,000 on October 31, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends. Management fees and other expenses are not incorporated in the 90-day T-Bill's performance.

      An investment in the Fremont Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fremont Money Market Fund seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

*     See definitions on page 24.

      See expense examples on page 25.


                                                        FREMONT MUTUAL FUNDS  23

                           FREMONT MUTUAL FUNDS, INC.
                                  Definitions+

Beta - Measures the sensitivity of rates of return on a fund to general market movements.

Citigroup Non-U.S. Government Bond Index (Formerly Salomon Smith Barney Non-U.S. Government Bond Index) - Tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the United Kingdom.

Dow Jones Wilshire REIT Index - Measures U.S. publicly traded Real Estate Investment Trusts.

Fremont Global Fund Benchmark - A benchmark comprised of various broad-based indexes which are blended together to represent the performance of the Fremont Global Fund's neutral mix of investments. The Fund's neutral mix of investments, which represents the Fremont Asset Allocation Committee's target asset allocation for the Fund, is 55% Russell 3000(R) Index, 33% JP Morgan Global Government Bond Index (Hedged), 10% Morgan Stanley Capital International Europe, Australasia & Far East (MSCI EAFE) Index and 2% 90-Day U.S. Treasury Bills.

iMoneyNet Money Market First Tier Taxable Average - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

Lehman Brothers 5-Year Municipal Bond Index - An index that provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with 4-6 year maturities. The index tracks general obligation, revenue, insured and prerefunded bonds with a minimum credit rating of Baa by Moody's.

Lehman Brothers U.S. Aggregate Bond Index - An index of U.S. investment grade fixed-rate bond market, including both government and corporate bonds.

Lehman Brothers Intermediate U.S. Government/Credit Index - An index of all investment grade government and corporate bonds with a maturity between 1 and 10 years.

Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - Composed of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom.

Price to Earnings (P/E) Ratio - Reflects the multiple of earnings at which a stock sells.

Russell 1000 Index - A comprehensive large cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Russell 1000 Value Index - Measures the performance of those Russell 1000 companies (see definition above) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

Russell 3000 Index - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

S&P 500 Index - Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

+Indexes are not available for investment and do not incur expenses.


24  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                          Expense Examples (Unaudited)

As shareholder of the Funds, you incur ongoing costs, including investment advisory and administrative fees, shareholder servicing fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

The table below presents your fund's expenses in two ways:

Actual Return - This section provides information about actual account values and actual expenses. The "Ending Account Value" shown is derived from the Funds' actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return - This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. This section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire redemption service fees. For the Fremont International Growth Fund, the ongoing costs do not include the redemption fee described in the prospectus. If these transactional costs were included, your costs would have been higher. The expenses assume that no shares were bought or sold during the period.

                                                Beginning       Ending        Expenses       Expense
                                              Account Value   Account Value  Paid During  Ratio During
Fund                                              5/1/04        10/31/04       Period*       Period*
------------------------------------------------------------------------------------------------------
Based on Actual Return
Fremont Global Fund                             $1,000.00      $1,034.80          $5.01        0.98%
Fremont International Growth Fund                1,000.00       1,035.20           7.67        1.50%
Fremont Large Cap Value Fund                     1,000.00       1,020.70           6.10        1.20%
Fremont Large Cap Growth Fund                    1,000.00       1,035.20           7.16        1.40%
Fremont Structured Core Fund                     1,000.00       1,045.00           4.01        0.78%
Fremont U.S. Small Cap Fund                      1,000.00         985.80           7.99        1.60%
Fremont U.S. Micro-Cap Fund                      1,000.00         958.00           8.02        1.63%
Fremont Real Estate Securities Fund              1,000.00       1,249.00           8.48        1.50%
Fremont Bond Fund                                1,000.00       1,047.40           3.09        0.60%
Fremont California Intermediate Tax-Free Fund    1,000.00       1,058.90           2.85        0.55%
Fremont Money Market Fund                        1,000.00       1,004.90           2.17        0.43%

Based on Hypothetical 5% Return
Fremont Global Fund                              1,000.00       1,020.21           4.98        0.98%
Fremont International Growth Fund                1,000.00       1,017.60           7.61        1.50%
Fremont Large Cap Value Fund                     1,000.00       1,019.10           6.09        1.20%
Fremont Large Cap Growth Fund                    1,000.00       1,018.10           7.10        1.40%
Fremont Structured Core Fund                     1,000.00       1,021.22           3.96        0.78%
Fremont U.S. Small Cap Fund                      1,000.00       1,017.09           8.11        1.60%
Fremont U.S. Micro-Cap Fund                      1,000.00       1,016.94           8.26        1.63%
Fremont Real Estate Securities Fund              1,000.00       1,017.60           7.61        1.50%
Fremont Bond Fund                                1,000.00       1,022.12           3.05        0.60%
Fremont California Intermediate Tax-Free Fund    1,000.00       1,022.37           2.80        0.55%
Fremont Money Market Fund                        1,000.00       1,022.97           2.19        0.43%

* Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366).


                                                        FREMONT MUTUAL FUNDS  25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Fremont Mutual Funds, Inc., (hereafter referred to as the "Funds") at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2004


26  FREMONT MUTUAL FUNDS

                               FREMONT GLOBAL FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                    Country         Value (000s)
           Shares  Security Description               Code            (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 67.6%

BUSINESS EQUIPMENT & SERVICES 4.1%

           30,900  WPP Group PLC                       UK            $    310
           40,100  Alloy, Inc.*                        US                 153
           12,700  Apollo Group, Inc. (Class A)*       US                 838
           24,100  Centra Software, Inc.*              US                  42
           17,400  Clean Harbors, Inc.*                US                 187
            2,300  Computer Sciences Corp.*            US                 114
            6,100  CoStar Group, Inc.*                 US                 246
           15,400  eBay, Inc.*                         US               1,503
            2,700  Equifax, Inc.                       US                  71
            5,400  Equinix, Inc.*                      US                 204
              100  Greenfield Online, Inc.*            US                   2
           18,300  H&R Block, Inc.                     US                 870
           14,600  Harris Interactive, Inc.*           US                  99
            7,000  IKON Office Solutions, Inc.         US                  73
            5,400  Infocrossing, Inc.*                 US                  79
            5,800  infoUSA, Inc.*                      US                  61
            4,200  Kanbay International, Inc.*         US                 100
           14,100  Lionbridge Technologies, Inc.*      US                  66
           80,500  Office Depot, Inc.*                 US               1,303
            9,000  Pemstar, Inc.*                      US                  15
           29,400  Pitney Bowes, Inc.                  US               1,286
            2,300  Ryder System, Inc.                  US                 115
           34,400  SPX Corp.                           US               1,319
           19,200  Yahoo!, Inc.*                       US                 695
                                                                     --------
                                                                        9,751
                                                                     --------
CAPITAL GOODS 0.9%

           11,200  AAON, Inc.*                         US                 165
              531  Black & Decker Corp.                US                  43
           19,700  Emerson Electric Co.                US               1,262
            2,850  Graco, Inc.                         US                  98
            2,700  Harsco Corp.                        US                 131
            9,900  IMPCO Technologies, Inc.*           US                  58
            3,200  Insituform Technologies, Inc.
                     (Class A)*                        US                  63
            1,972  Johnson Controls, Inc.              US                 113
            9,150  Northern Technologies
                     International Corp.               US                  59
            1,400  Rockwell Automation, Inc.           US                  58
            2,400  Sherwin-Williams Co. (The)          US                 103
                                                                     --------
                                                                        2,153
                                                                     --------
CONSUMER DURABLES 1.5%

           36,714  Luxottica Group SpA ADR             IT                 684
           15,300  Sony Corp. ADR                      JP                 533
           31,000  TI Automotive Ltd.(Class A)(d)(f)*  UK                  --
           37,000  Ford Motor Co.                      US                 482
           13,100  Harley-Davidson, Inc.               US                 754
            7,300  Harman International
                     Industries, Inc.                  US                 877
            3,300  Nautilus Group, Inc. (The)          US                  65
              900  Whirlpool Corp.                     US                  53
                                                                     --------
                                                                        3,448
                                                                     --------
CONSUMER NON-DURABLES 5.7%

          136,965  Coca-Cola Amatil Ltd.               AU                 754
            3,310  Nestle SA                           CH                 784
            6,530  Groupe Danone                       FR                 549
           10,260  L'Oreal SA                          FR                 702
            7,300  LVMH Moet Hennessy
                     Louis Vuitton SA                  FR                 501
           20,683  Kao Corp.                           JP                 477
           22,450  Heineken NV                         NL                 707
           84,987  Koninklijke Ahold NV*               NL                 590
           70,800  Cadbury Schweppes PLC               UK                 590
           63,635  Diageo PLC                          UK                 852
           66,500  Unilever PLC                        UK                 561
           20,800  Altria Group, Inc.                  US               1,008
            4,200  Anheuser-Busch Cos., Inc.           US                 210
            2,800  Avon Products, Inc.                 US                 111
            4,100  Campbell Soup Co.                   US                 110
           17,400  Coach, Inc.*                        US                 811
            4,400  Coca-Cola Co. (The)                 US                 179
            5,180  Coca-Cola Enterprises, Inc.         US                 108
            2,000  Energizer Holdings, Inc.*           US                  93
            2,800  Georgia-Pacific Corp.               US                  97
            3,818  Gillette Co. (The)                  US                 158
           23,000  Gymboree Corp.*                     US                 278
            4,100  Ingram Micro, Inc. (Class A)*       US                  71
            7,200  Kellogg Co.                         US                 310
           15,700  Kimberly-Clark Corp.                US                 937
            6,800  Pepsi Bottling Group, Inc.          US                 191
            5,600  PepsiAmericas, Inc.                 US                 113
           26,900  Procter & Gamble Co.                US               1,377
           12,200  Sara Lee Corp.                      US                 284
            1,000  Timberland Co. (The) (Class A)*     US                  61
            1,000  Universal Corp.                     US                  46
                                                                     --------
                                                                       13,620
                                                                     --------
CONSUMER SERVICES 4.3%

           72,085  Television Broadcasts Ltd.          HK                 308
           90,900  Reed Elsevier PLC                   UK                 813
            5,001  Caesars Entertainment, Inc.*        US                  89
           76,460  Cendant Corp.                       US               1,574
           53,400  Comcast Corp. (Special Class A)*    US               1,551
           33,000  Fox Entertainment Group, Inc.
                     (Class A)*                        US                 979
           12,200  Gannett Co., Inc.                   US               1,012
           30,600  International Game Technology       US               1,011
          109,800  Liberty Media Corp. (Class A)*      US                 979
              800  Media General, Inc. (Class A)       US                  47
              600  MGM Mirage*                         US                  32
            6,700  Monro Muffler, Inc.*                US                 163
           81,500  Time Warner, Inc.*                  US               1,356
            9,500  Walt Disney Co. (The)               US                 240
                                                                     --------
                                                                       10,154
                                                                     --------
ENERGY 4.5%

           11,760  Nexen, Inc.                         CA                 499
            6,700  Total SA ADR                        FR                 699
           15,000  Royal Dutch Petroleum Co., ADR      NL                 814
            9,200  BP PLC ADR                          UK                 536
            6,500  Anadarko Petroleum Corp.            US                 438
           12,600  Apache Corp.                        US                 639
            9,000  BJ Services Co.                     US                 459
           23,200  ChevronTexaco Corp.                 US               1,231

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  27

                               FREMONT GLOBAL FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                    Country         Value (000s)
           Shares  Security Description               Code            (Note 1)
--------------------------------------------------------------------------------

ENERGY (Cont.)

           12,800  ConocoPhillips                      US            $  1,079
           15,200  Devon Energy Corp.                  US               1,124
            1,100  EOG Resources, Inc.                 US                  73
            3,931  Exxon Mobil Corp.                   US                 193
            2,200  Hydril Co.*                         US                  97
           16,400  Kerr-McGee Corp.                    US                 971
            9,100  Occidental Petroleum Corp.          US                 508
            1,600  Pioneer Natural Resources Co.       US                  52
           11,000  Sempra Energy                       US                 369
           13,000  Smith International, Inc.*          US                 755
            6,000  Valero Energy Corp.                 US                 258
                                                                     --------
                                                                       10,794
                                                                     --------
FINANCIAL SERVICES (BANKS) 5.5%

           33,100  National Australia Bank Ltd.        AU                 700
            5,640  Bank of Nova Scotia                 CA                 183
            7,600  Deutsche Bank AG                    DE                 578
           62,400  Banco Santander Central
                     Hispano SA                        ES                 698
           55,000  HSBC Holdings PLC                   HK                 890
           26,900  Royal Bank of Scotland
                     Group PLC                         UK                 793
           64,100  Bank of America Corp.               US               2,871
           71,636  Citigroup, Inc.                     US               3,178
           14,200  Mellon Financial Corp.              US                 410
            2,100  National City Corp.                 US                  82
           43,822  Wachovia Corp.                      US               2,156
            9,400  Wells Fargo & Co.                   US                 561
                                                                     --------
                                                                       13,100
                                                                     --------
FINANCIAL SERVICES (OTHER) 9.5%

           10,010  Manulife Financial Corp.            CA                 467
            4,300  Allianz AG                          DE                 459
           24,600  ING Groep NV                        NL                 655
           27,100  Allstate Corp. (The)                US               1,303
           15,400  AMBAC Financial Group, Inc.         US               1,202
           50,500  American Express Co.                US               2,680
           26,981  American International Group, Inc.  US               1,638
            9,600  Bear Stearns Cos., Inc. (The)       US                 910
           17,300  Capital One Financial Corp.         US               1,276
           19,100  Chubb Corp. (The)                   US               1,378
            3,900  CIT Group, Inc.                     US                 158
            1,600  Doral Financial Group               US                  67
           25,468  Fannie Mae                          US               1,787
           31,800  JPMorgan Chase & Co.                US               1,227
            4,600  Knight Trading Group, Inc.
                     (Class A)*                        US                  48
            2,000  MBIA, Inc.                          US                 116
           40,600  Merrill Lynch & Co., Inc.           US               2,190
           20,276  Moody's Corp.                       US               1,578
           25,000  Morgan Stanley                      US               1,277
            4,400  PMI Group, Inc. (The)               US                 171
            2,400  Progressive Corp.                   US                 224
            1,400  SAFECO Corp.                        US                  65
            5,000  SLM Corp.                           US                 226
            6,100  St. Paul Travelers Cos., Inc. (The) US                 207
           34,500  Washington Mutual, Inc.             US               1,335
                                                                     --------
                                                                       22,644
                                                                     --------
HEALTH CARE 10.7%

           16,200  Novartis AG                         CH                 776
            7,000  Roche Holding AG                    CH                 716
            5,610  Synthes, Inc.                       CH                 599
            9,100  Fresenius Medical Care AG           DE                 698
           10,950  Novo-Nordisk AS (Class B)           DK                 546
           10,732  Cie Generale d'Optiquie Essilor
                     International SA                  FR                 730
            6,400  Sanofi-Aventis                      FR                 468
            3,000  ICON PLC ADR*                       IE                  99
           11,173  Takeda Pharmaceutical Co. Ltd.      JP                 539
           29,200  GlaxoSmithKline PLC                 UK                 615
           55,780  Smith & Nephew PLC                  UK                 475
           30,700  Abbott Laboratories                 US               1,309
           13,000  Alcon, Inc.                         US                 926
           18,100  Amgen, Inc.*                        US               1,028
            7,800  Andrx Corp.*                        US                 169
            3,200  Angiodynamics, Inc.*                US                  29
           14,500  Anthem, Inc.*                       US               1,166
           25,200  Applera Corp. - Applied
                     Biosystems Group                  US                 481
           14,600  ArthroCare Corp.*                   US                 450
            2,700  Atherogenics, Inc.*                 US                  81
            3,200  Bard (C.R.), Inc.                   US                 182
            1,400  Bausch & Lomb, Inc.                 US                  85
            2,800  Baxter International, Inc.          US                  86
            3,204  Becton, Dickinson & Co.             US                 168
           42,800  Bristol-Myers Squibb Co.            US               1,003
           11,000  Conceptus, Inc.*                    US                  94
           10,000  Coventry Health Care, Inc.*         US                 409
           24,600  Eclipsys Corp.*                     US                 417
           19,800  Genentech, Inc.*                    US                 901
           18,900  Harvard Bioscience, Inc.*           US                  72
           26,700  HCA, Inc.                           US                 981
            1,900  Health Net, Inc.*                   US                  46
            4,600  Humana, Inc.*                       US                  88
            3,108  IMS Health, Inc.                    US                  66
           12,400  Intuitive Surgical, Inc.*           US                 362
            6,900  Johnson & Johnson                   US                 403
           12,800  Maxim Pharmaceuticals, Inc.*        US                  32
           24,500  Medtronic, Inc.                     US               1,252
            3,136  Merck & Co., Inc.                   US                  98
           31,400  Millennium Pharmaceuticals, Inc.*   US                 408
            3,000  Mylan Laboratories, Inc.            US                  52
           33,762  NeoPharm, Inc.*                     US                 245
           23,000  OraSure Technologies, Inc.*         US                 155
            6,000  PacifiCare Health Systems*          US                 214
            7,200  Perrigo Co.                         US                 131
           92,500  Pfizer, Inc.                        US               2,678
            7,500  Quidel Corp.*                       US                  42
           28,700  Regeneration Technologies, Inc.*    US                 222
           22,000  Stryker Corp.                       US                 948
           17,500  UnitedHealth Group, Inc.            US               1,267
            4,500  Vital Images, Inc.*                 US                  61
            2,000  Watson Pharmaceuticals, Inc.*       US                  56
           12,500  Wyeth                               US                 496
                                                                     --------
                                                                       25,620
                                                                     --------

   The accompanying notes are an integral part of these financial statements.


28  FREMONT MUTUAL FUNDS

                               FREMONT GLOBAL FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                    Country         Value (000s)
           Shares  Security Description               Code            (Note 1)
--------------------------------------------------------------------------------

MULTI-INDUSTRY 1.3%

            1,200  FMC Corp.*                          US            $     53
           63,238  General Electric Co.                US               2,158
           24,200  Honeywell International, Inc.       US                 815
                                                                     --------
                                                                        3,026
                                                                     --------
RAW MATERIALS 1.3%

            5,099  L'Air Liquide SA                    FR                 826
            1,600  3M Co.                              US                 124
           11,800  Coeur d'Alene Mines Corp.*          US                  58
           29,200  E.I. du Pont de Nemours & Co.       US               1,252
            4,800  Masco Corp.                         US                 164
            2,000  RPM International, Inc.             US                  35
           12,600  Southern Peru Copper Corp.          US                 544
            2,100  Timken Co. (The)                    US                  50
                                                                     --------
                                                                        3,053
                                                                     --------
REAL ESTATE INVESTMENT TRUSTS 0.7%

           48,700  Annaly Mortgage Management, Inc.    US                 876
            7,000  Archstone-Smith Trust               US                 235
            6,800  Developers Diversified Realty Corp. US                 284
            8,200  Thornburg Mortgage, Inc.            US                 234
                                                                     --------
                                                                        1,629
                                                                     --------
RETAIL 3.8%

            8,600  Albertson's, Inc.                   US                 196
           29,300  Bed Bath & Beyond, Inc.*            US               1,195
            3,000  Celebrate Express, Inc.*            US                  51
           22,400  Claire's Stores, Inc.               US                 583
           27,620  CVS Corp.                           US               1,200
            6,200  Electronics Boutique
                     Holdings Corp.*                   US                 212
            1,200  Federated Department Stores, Inc.   US                  61
            5,300  Gap, Inc. (The)                     US                 106
            6,100  Goody's Family Clothing, Inc.       US                  54
           18,300  Home Depot, Inc.                    US                 752
            2,600  J.C. Penney Co., Inc.               US                  90
           30,800  Limited Brands                      US                 763
           11,000  Lowe's Cos., Inc.                   US                 619
            4,300  May Department Stores Co.           US                 112
            5,238  McDonald's Corp.                    US                 153
            7,000  Pantry, Inc. (The)                  US                 161
            5,400  Saks, Inc.                          US                  66
           21,800  Starbucks Corp.*                    US               1,153
              900  Target Corp.                        US                  45
            9,800  Too, Inc.*                          US                 216
           11,600  Tweeter Home Entertainment
                     Group, Inc.*                      US                  69
           28,400  Yum! Brands, Inc.                   US               1,235
                                                                     --------
                                                                        9,092
                                                                     --------
SHELTER 0.4%

              200  NVR, Inc.*                          US                 125
           16,720  Pulte Holmes, Inc.                  US                 918
                                                                     --------
                                                                        1,043
                                                                     --------
TECHNOLOGY (COMPONENTS) 2.8%

           33,200  Exfo Electro-Optical
                     Engineering, Inc.*                CA                 181
            7,000  Kyocera Corp.                       JP                 507
            4,700  Actel Corp.*                        US                  71
           28,700  Anaren, Inc.*                       US                 351
           25,000  Arrow Electronics, Inc.*            US                 599
           11,400  Avnet, Inc.*                        US                 193
           15,300  Catalyst Semiconductor, Inc.*       US                  92
           59,567  Cisco Systems, Inc.*                US               1,144
            9,400  Corning, Inc.*                      US                 108
                1  EMC Corp.*                          US                  --(g)
           18,200  hi/fn, inc.*                        US                 128
           24,312  Identix, Inc.*                      US                 177
           12,973  Intel Corp.                         US                 289
           16,800  Interlink Electronics, Inc.*        US                 135
           45,000  Marvell Technology Group Ltd.*      US               1,286
           25,100  Microtune, Inc.*                    US                 111
            3,100  NCR Corp.*                          US                 175
            2,400  Power Integrations, Inc.*           US                  51
           10,000  Qualcomm, Inc.                      US                 418
           20,600  Sirenza Microdevices, Inc.*         US                  93
            3,000  Thomas & Betts Corp.                US                  85
           12,800  Trident Microsystems, Inc.*         US                 169
           16,600  Vishay Intertechnology, Inc.*       US                 215
           11,100  Woodhead Industries, Inc.           US                 174
                                                                     --------
                                                                        6,752
                                                                     --------
TECHNOLOGY (EQUIPMENT) 4.1%

           20,000  Vestas Wind Systems AS              DK                 248
           46,000  Ceragon Networks Ltd.*              IL                 230
           22,600  RIT Technologies Ltd.*              IL                  36
          115,000  Telefonaktiebolaget LM Ericsson
                     (Class B)                         SE                 334
           11,800  Apple Computer, Inc.*               US                 620
           13,200  ATMI, Inc.*                         US                 308
           20,200  AudioCodes Ltd.*                    US                 266
            4,000  Audiovox Corp. (Class A)*           US                  58
            7,500  August Technology Corp.*            US                  58
           12,700  Carrier Access Corp.*               US                 112
           26,800  Computer Access
                     Technology Corp.*                 US                 161
           36,500  Dell, Inc.*                         US               1,280
            1,200  Fisher Scientific
                     International, Inc.*              US                  69
            8,100  FormFactor, Inc.*                   US                 190
            2,714  General Dynamics Corp.              US                 277
            5,068  Hewlett-Packard Co.                 US                  95
            2,800  Integral Systems, Inc.              US                  55
            1,752  International Business
                     Machines Corp.                    US                 157
           23,900  Intevac, Inc.*                      US                 120
            8,200  L-3 Communications
                     Holdings, Inc.                    US                 541
              600  Lexmark International, Inc.
                     (Class A)*                        US                  50
           53,400  Motorola, Inc.                      US                 922
           26,700  NetScout Systems, Inc.*             US                 176
           20,000  Northrop Grumman Corp.              US               1,035
            9,000  Rimage Corp.*                       US                 129
            2,400  Stratasys, Inc.*                    US                  70
           16,600  Sunrise Telecom, Inc.               US                  42
            4,800  Tellabs, Inc.*                      US                  38

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  29

                               FREMONT GLOBAL FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

          Shares/                                   Country         Value (000s)
      Face Amount  Security Description               Code            (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) (Cont.)

           25,600  TVI Corp.*                          US            $    131
           11,000  United Technologies Corp.           US               1,021
            7,100  X-Rite, Inc.                        US                  94
           54,600  Xerox Corp.*                        US                 806
                                                                     --------
                                                                        9,729
                                                                     --------
TECHNOLOGY (SOFTWARE) 2.2%

            8,700  SAP AG ADR                          DE                 371
            8,900  Infosys Technologies Ltd.           IN                 592
            3,230  Activision, Inc.*                   US                  47
              800  Adobe Systems, Inc.                 US                  45
            6,400  Autodesk, Inc.                      US                 338
           14,700  Calgon Carbon Corp.                 US                 101
                2  Citrix Systems, Inc.*               US                  --(g)
           64,300  Microsoft Corp.                     US               1,800
            5,400  Packeteer, Inc.*                    US                  67
           12,700  Pervasive Software, Inc.*           US                  50
            8,800  SupportSoft, Inc.*                  US                  45
           23,600  Symantec Corp.*                     US               1,344
           18,200  Tier Technologies, Inc. (Class B)*  US                 157
            5,200  Websense, Inc.*                     US                 211
                                                                     --------
                                                                        5,168
                                                                     --------
TRANSPORTATION 0.5%

            2,000  Burlington Northern Santa Fe Corp.  US                  84
           11,700  FedEx Corp.                         US               1,066
            1,200  United Parcel Service, Inc.
                     (Class B)                         US                  95
                                                                     --------
                                                                        1,245
                                                                     --------
UTILITIES 3.8%

           32,900  Vodafone Group PLC ADR              UK                 848
           12,400  Alamosa Holdings, Inc.              US                 124
           31,200  CenturyTel, Inc.                    US               1,001
           14,600  Constellation Energy Group, Inc.    US                 593
            9,200  Edison International                US                 281
           44,500  Exelon Corp.                        US               1,763
           17,970  FirstEnergy Corp.                   US                 743
           93,100  Nextel Communications, Inc.
                     (Class A)*                        US               2,466
           20,200  Sprint Corp. - FON Group            US                 423
           10,800  TXU Corp.                           US                 661
            4,412  Verizon Communications, Inc.        US                 172
                                                                     --------
                                                                        9,075
                                                                     --------

TOTAL COMMON STOCKS (Cost $140,953)                                   161,096
                                                                     --------

BONDS 30.9%

FOREIGN CORPORATE BONDS 7.8%

AU$     2,000,000  GE Capital Australia Funding
                     Pty Ltd., 7.000%, 09/15/09                         1,565
        2,500,000  Eurofima, 6.000%, 01/28/14                           1,889
        1,000,000  Pacific Life funding LLC,
                     6.500%, 04/15/08                                     762
(euro)  1,000,000  Fidelity International Ltd.,
                     6.250%, 03/21/12                                   1,424
        1,000,000  Deutsche Hypo, 5.750%, 07/19/10                      1,425
        1,500,000  France Telecom, 6.750%, 03/14/08                     2,141

                                                                    Value (000s)
      Face Amount  Security Description                               (Note 1)
--------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS (Cont.)

(euro)  1,500,000  Pemex Project Funding
                     Master Trust, 6.625%, 04/04/10                  $  2,095
DM      2,000,000  Deutsche Bahn Finance BV,
                     5.000%, 06/10/08                                   1,382
(pound)   500,000  Ford Credit Canada,
                     7.250%, 12/07/07                                     944
          500,000  BK Nederlandse Gemeeten,
                     5.625%, 02/08/11                                     944
(Y)   100,000,000  Deutsche Telekom,
                     1.500%, 06/15/05                                     959
      100,000,000  Petroliam Nasional BHD,
                     3.600%, 06/12/06                                     990
      100,000,000  Banque Central de Tunisie,
                     3.300%, 08/02/10                                     994
$       1,000,000  Kazkommerts International BV,
                     7.875%, 04/07/14**                                   995
                                                                     --------
                                                                       18,509
                                                                     --------
FOREIGN GOVERNMENT BONDS 15.1%

CN$       152,749  Canada Government,
                     3.000%, 12/01/36(e)                                  145
        1,400,194  Canada Government,
                     4.000%, 12/01/31(e)                                1,548
        2,928,837  Canada Government,
                     4.250%, 12/01/21(e)                                3,105
        1,600,201  Canada Government,
                     4.250%, 12/01/26(e)                                1,772
(euro)  1,000,000  Bonos Y Oblig Del Estado,
                     5.500%, 07/30/17                                   1,450
        1,000,000  Government of Finland,
                     5.750%, 02/23/11                                   1,440
           82,984  Government of France,
                     2.500%, 07/25/13(e)                                  113
        3,169,786  Government of France,
                     3.000%, 07/25/09(e)                                4,421
        3,157,440  Government of France,
                     3.000%, 07/25/12(e)                                4,499
          600,537  Government of France,
                     3.150%, 07/25/32(e)                                  935
        1,121,051  Government of France,
                     3.400%, 07/25/29(e)                                1,774
        1,000,470  Government of France,
                     8.500%, 10/25/19                                   1,882
(pound)   200,000  U.K. Gilt, 2.500%, 05/20/09                            892
           70,000  U.K. Gilt, 2.500%, 08/16/13                            281
          980,000  U.K. Gilt, 2.500%, 07/26/16                          4,352
          260,000  U.K. Gilt, 2.500%, 07/17/24                          1,014
        1,000,000  U.K. Gilt, 4.000%, 03/07/09                          1,789
          350,000  U.K. Gilt, 4.125%, 07/22/30                          1,327
NK      7,500,000  Norway Government Bond,
                     5.000%, 05/15/15                                   1,254
        5,000,000  Norway Government Bond,
                     6.000%, 05/16/11                                     883
SG$     1,000,000  Government of Singapore,
                     3.750%, 09/01/16                                     628
$         267,000  United Mexican States,
                     5.875%, 01/15/14                                     274
          170,000  United Mexican States,
                     8.375%, 01/14/11                                     201
                                                                     --------
                                                                       35,979
                                                                     --------

   The accompanying notes are an integral part of these financial statements.


30  FREMONT MUTUAL FUNDS

                               FREMONT GLOBAL FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
      Face Amount  Security Description                               (Note 1)
--------------------------------------------------------------------------------

U.S. CORPORATE BONDS 2.3%

(euro)  1,500,000  General Electric Capital Corp.,
                     5.750%, 11/20/08                                $  2,099
NZ$     1,000,000  General Motors Acceptance Corp.,
                     7.500%, 12/01/06                                     681
        1,500,000  International Finance Corp.,
                     6.750%, 07/15/09                                   1,047
$         250,000  Delta Airlines, Inc.,
                     6.417%, 07/02/12                                     258
        1,000,000  General Electric Capital Corp.,
                     3.250%, 04/15/13                                     992
          500,000  Glencore Funding LLC,
                     6.000%, 04/15/14**                                   476
                                                                     --------
                                                                        5,553
                                                                     --------
U.S. GOVERNMENT & AGENCIES 5.7%

        1,000,000  FHLB, 3.500%, 06/18/13                                 991
        1,031,750  U.S. Treasury Inflation Indexed Bond,
                     1.875%, 07/15/13(e)                                1,062
        1,333,228  U.S. Treasury Inflation Indexed Bond,
                     2.000%, 01/15/14(e)                                1,382
        1,897,074  U.S. Treasury Inflation Indexed Bond,
                     3.000%, 07/15/12(e)                                2,124
        4,017,599  U.S. Treasury Inflation Indexed Bond,
                     3.500%, 01/15/11(e)                                4,597
        2,570,521  U.S. Treasury Inflation Indexed Bond,
                     3.875%, 04/15/29(e)                                3,419
                                                                     --------
                                                                       13,575
                                                                     --------

TOTAL BONDS (Cost $61,405)                                             73,616
                                                                     --------

SHORT-TERM INVESTMENTS 2.0%

$       3,100,000  BMW US Capital LLC, CP,
                     1.840%, 11/01/04**                                 3,100
        1,698,601  Repurchase Agreement,
                     State Street Bank,
                     1.040%,11/01/04,
                     (Maturity Value $1,699)
                     (Cost $1,699) Collateral:
                     FHLB, 0.000%, 08/29/05;
                     FHLMC, 2.125%, 11/15/05;
                     FHLMC, 5.875%, 03/21/11;
                     FHLMC, 5.750%, 01/15/12;
                     FHLMC, 4.650%, 10/10/13;
                     FNMA, 3.250%, 08/15/05;
                     FNMA, 4.750%, 01/02/07;
                     FNMA 4.620%, 07/10/18;
                     (Collateral Value $1,743)                          1,699
                                                                     --------

TOTAL SHORT-TERM INVESTMENTS (Cost $4,799)                              4,799
                                                                     --------

TOTAL INVESTMENTS (Cost $207,157), 100.5%                             239,511
                                                                     --------

OTHER ASSETS AND LIABILITIES, NET, (0.5)%                              (1,075)
                                                                     --------

NET ASSETS, 100.0%                                                   $238,436
                                                                     ========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 52.

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  31

                        FREMONT INTERNATIONAL GROWTH FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

       Shares/                                       Country        Value (000s)
   Face Amount   Security Description                 Code            (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 98.5%

BUSINESS EQUIPMENT & SERVICES 1.1%

           54,300  WPP Group PLC                         UK             $   545
                                                                        -------
                                                                            545
                                                                        -------
CONSUMER DURABLES 4.5%

            2,000  Luxottica Group SpA                   IT                  37
           67,500  Luxottica Group SpA ADR               IT               1,258
           28,640  Sony Corp. ADR                        JP                 998
           53,800  TI Automotive Ltd. (Class A)(d)(f)*   UK                  --
                                                                        -------
                                                                          2,293
                                                                        -------
CONSUMER NON-DURABLES 25.8%

          260,150  Coca-Cola Amatil Ltd.                 AU               1,432
            6,310  Nestle SA                             CH               1,494
           11,760  Groupe Danone                         FR                 988
           19,150  L'Oreal SA                            FR               1,310
           13,360  LVMH Moet Hennessy
                     Louis Vuitton SA                    FR                 918
           38,300  Kao Corp.                             JP                 883
           42,100  Heineken NV                           NL               1,326
          157,466  Koninklijke Ahold NV*                 NL               1,094
          130,380  Cadbury Schweppes PLC                 UK               1,086
          118,392  Diageo PLC                            UK               1,585
          127,360  Unilever PLC                          UK               1,074
                                                                        -------
                                                                         13,190
                                                                        -------
CONSUMER SERVICES 4.1%

          139,080  Television Broadcasts Ltd.            HK                 595
          165,240  Reed Elsevier PLC                     UK               1,477
                                                                        -------
                                                                          2,072
                                                                        -------
ENERGY 9.2%

           19,420  Nexen, Inc.                           CA                 824
           12,800  Total SA ADR                          FR               1,335
           28,350  Royal Dutch Petroleum Co. ADR         NL               1,538
           16,960  BP PLC ADR                            UK                 988
                                                                        -------
                                                                          4,685
                                                                        -------
FINANCIAL SERVICES (BANKS) 14.0%

           62,600  National Australia Bank Ltd.          AU               1,324
           11,310  Bank of Nova Scotia                   CA                 367
           13,760  Deutsche Bank AG                      DE               1,046
          114,480  Banco Santander
                     Central Hispano SA                  ES               1,281
          103,600  HSBC Holdings PLC                     HK               1,676
           49,760  Royal Bank of Scotland
                     Group PLC                           UK               1,467
                                                                        -------
                                                                          7,161
                                                                        -------
FINANCIAL SERVICES (OTHER) 5.9%

           19,890  Manulife Financial Corp.              CA                 927
            7,750  Allianz AG                            DE                 826
           47,850  ING Groep NV                          NL               1,274
                                                                        -------
                                                                          3,027
                                                                        -------
HEALTH CARE 22.4%

           30,110  Novartis AG                           CH               1,442
           13,050  Roche Holding AG                      CH               1,335
           10,320  Synthes, Inc.                         CH               1,101
           17,020  Fresenius Medical Care AG             DE               1,306
           20,390  Novo-Nordisk AS (Class B)             DK               1,016
           20,233  Cie Generale d'Optiquie Essilor
                     International SA                    FR               1,376
           11,320  Sanofi-Aventis                        FR                 828
           21,143  Takeda Pharmaceutical Co. Ltd.        JP               1,021
           53,110  GlaxoSmithKline PLC                   UK               1,118
          103,770  Smith & Nephew PLC                    UK                 884
                                                                        -------
                                                                         11,427
                                                                        -------
RAW MATERIALS 2.8%

            8,827  L'Air Liquide SA                      FR               1,429
                                                                        -------
                                                                          1,429
                                                                        -------
TECHNOLOGY (COMPONENTS) 2.1%

           14,600  Kyocera Corp.                         JP               1,058
                                                                        -------
                                                                          1,058
                                                                        -------
TECHNOLOGY (EQUIPMENT) 2.1%

           38,870  Vestas Wind Systems AS                DK                 483
          211,000  Telefonaktiebolaget
                     LM Ericsson (Class B)               SE                 613
                                                                        -------
                                                                          1,096
                                                                        -------
TECHNOLOGY (SOFTWARE) 1.4%

           16,420  SAP AG ADR                            DE                 700
                                                                        -------
                                                                            700
                                                                        -------
UTILITIES 3.1%

           61,970  Vodafone Group PLC ADR                UK               1,598
                                                                        -------
                                                                          1,598
                                                                        -------

TOTAL COMMON STOCKS (Cost $45,098)                                       50,281
                                                                        -------

SHORT-TERM INVESTMENT 1.3%

$      652,643   Repurchase Agreement,
                   State Street Bank, 1.040%,
                   11/01/04 (Maturity Value $653)
                   (Cost $653) Collateral: FNMA,
                   4.750%, 01/02/07
                   (Collateral Value $668)                                  653
                                                                        -------

TOTAL SHORT-TERM INVESTMENT (Cost $653)                                     653
                                                                        -------

TOTAL INVESTMENTS (Cost $45,751), 99.8%                                  50,934
                                                                        -------

OTHER ASSETS AND LIABILITIES, NET, 0.2%                                     110
                                                                        -------

NET ASSETS, 100.0%                                                      $51,044
                                                                        =======

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 52.

   The accompanying notes are an integral part of these financial statements.


32  FREMONT MUTUAL FUNDS

                          FREMONT LARGE CAP VALUE FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
         Shares  Security Description                                 (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 99.1%

BUSINESS EQUIPMENT & SERVICES 1.0%

            2,890  Fiserv, Inc.*                                        $   103
                                                                        -------
                                                                            103
                                                                        -------
CAPITAL GOODS 2.5%

            3,000  American Standard Cos., Inc.*                            110
              800  Ingersoll-Rand Co.                                        55
            1,600  Johnson Controls, Inc.                                    92
                                                                        -------
                                                                            257
                                                                        -------
CONSUMER DURABLES 0.8%

            1,410  Harley-Davidson, Inc.                                     81
                                                                        -------
                                                                             81
                                                                        -------
CONSUMER NON-DURABLES 8.0%

            4,600  Altria Group, Inc.                                       223
            2,110  Anheuser-Busch Cos., Inc.                                105
            4,120  Avon Products, Inc.                                      163
            1,080  Coca-Cola Co. (The)                                       44
              950  Dean Foods Co.*                                           28
            1,000  PepsiCo, Inc.                                             50
            3,900  Procter & Gamble Co.                                     200
                                                                        -------
                                                                            813
                                                                        -------
CONSUMER SERVICES 8.2%

            4,560  Clear Channel Communications, Inc.                       152
            4,300  Comcast Corp. (Class A)*                                 127
            2,750  Royal Caribbean Cruises Ltd.                             128
            4,700  Time Warner, Inc.*                                        78
            8,460  Viacom, Inc. (Class B)                                   309
            1,400  Westwood One, Inc.*                                       32
                                                                        -------
                                                                            826
                                                                        -------
ENERGY 13.8%

            1,700  Baker Hughes, Inc.                                        73
            5,900  BP PLC ADR                                               344
            4,000  ConocoPhillips                                           337
            3,760  Exxon Mobil Corp.                                        185
            2,630  Halliburton Co.                                           97
            1,070  Kerr-McGee Corp.                                          63
            2,625  Nabors Industries Ltd.*                                  129
            1,200  Noble Energy, Inc.                                        70
            1,670  Occidental Petroleum Corp.                                93
                                                                        -------
                                                                          1,391
                                                                        -------
FINANCIAL SERVICES (BANKS) 10.8%

            8,250  Bank of America Corp.                                    369
            9,200  Citigroup, Inc.                                          408
            7,100  MBNA Corp.                                               182
            1,670  North Fork Bancorporation, Inc.                           74
            1,160  Wachovia Corp.                                            57
                                                                        -------
                                                                          1,090
                                                                        -------
FINANCIAL SERVICES (OTHER) 16.7%

            5,150  ACE Ltd.                                                 196
            1,450  Aflac, Inc.                                               52
            1,000  Allstate Corp. (The)                                      48
            6,200  American International Group, Inc.                       376
            2,460  Axis Capital Holdings Ltd.                                62
            3,740  Fannie Mae                                               262
           10,428  JPMorgan Chase & Co.                                     403
            1,000  Merrill Lynch & Co., Inc.                                 54
            1,920  Metlife, Inc.                                             74
            2,220  Morgan Stanley                                           113
            1,150  PMI Group, Inc. (The)                                     45
                                                                        -------
                                                                          1,685
                                                                        -------
HEALTH CARE 12.1%

            1,900  Anthem, Inc.*                                            153
            4,885  Boston Scientific Corp.*                                 172
            2,000  Caremark Rx, Inc.*                                        60
            1,200  Forest Laboratories, Inc.*                                53
            2,550  HCA, Inc.                                                 94
            2,200  Health Management Associates, Inc. (Class A)              45
              850  Johnson & Johnson                                         50
            8,030  Pfizer, Inc.                                             232
            1,050  UnitedHealth Group, Inc.                                  76
            1,710  Wellpoint Health Networks, Inc.*                         167
            3,010  Wyeth                                                    119
                                                                        -------
                                                                          1,221
                                                                        -------
MULTI-INDUSTRY 3.4%

            9,975  General Electric Co.                                     340
                                                                        -------
                                                                            340
                                                                        -------
RAW MATERIALS 2.1%

            2,175  Air Products & Chemicals, Inc.                           116
            1,450  Alcoa, Inc.                                               47
            1,150  E.I. du Pont de Nemours & Co.                             49
                                                                        -------
                                                                            212
                                                                        -------
RETAIL 4.6%

            1,420  Bed Bath & Beyond, Inc.*                                  58
            5,875  Home Depot, Inc.                                         241
            2,040  Lowe's Cos., Inc.                                        115
            1,440  Wendy's International, Inc.                               48
                                                                        -------
                                                                            462
                                                                        -------
TECHNOLOGY (COMPONENTS) 0.6%

            2,010  Marvell Technology Group Ltd*                             57
                                                                        -------
                                                                             57
                                                                        -------
TECHNOLOGY (EQUIPMENT) 2.5%

            2,470  Applied Materials, Inc.*                                  40
            4,905  Hewlett-Packard Co.                                       92
            1,000  Northrop Grumman Corp.                                    52
              700  United Technologies Corp.                                 65
                                                                        -------
                                                                            249
                                                                        -------
TECHNOLOGY (SOFTWARE) 2.9%

              700  First Data Corp.                                          29
            9,560  Microsoft Corp.                                          268
                                                                        -------
                                                                            297
                                                                        -------
TRANSPORTATION 4.5%

            4,300  Burlington Northern Santa Fe Corp.                       180
            4,350  Union Pacific Corp.                                      274
                                                                        -------
                                                                            454
                                                                        -------

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  33

                          FREMONT LARGE CAP VALUE FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

         Shares/                                                    Value (000s)
     Face Amount   Security Description                               (Note 1)
--------------------------------------------------------------------------------

UTILITIES 4.6%

            1,300  Entergy Corp.                                        $    85
            2,600  Exelon Corp.                                             103
            3,250  SBC Communications, Inc.                                  82
            5,000  Sprint Corp. - FON Group                                 105
            2,400  Verizon Communications, Inc.                              94
                                                                        -------
                                                                            469
                                                                        -------

TOTAL COMMON STOCKS (Cost $8,436)                                        10,007
                                                                        -------

SHORT-TERM INVESTMENT 1.2%

   $      117,270  Repurchase Agreement,
                     State Street Bank, 1.040%,
                     11/01/04 (Maturity Value $117)
                     (Cost $117) Collateral: FHLMC,
                     5.750%, 01/15/12
                     (Collateral Value $123)                                117
                                                                        -------

TOTAL SHORT-TERM INVESTMENT (Cost $117)                                     117
                                                                        -------

TOTAL INVESTMENTS (Cost $8,553), 100.3%                                  10,124
                                                                        -------

OTHER ASSETS AND LIABILITIES, NET, (0.3)%                                   (30)
                                                                        -------

NET ASSETS, 100.0%                                                      $10,094
                                                                        =======

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 52.

   The accompanying notes are an integral part of these financial statements.


34  FREMONT MUTUAL FUNDS

                         FREMONT LARGE CAP GROWTH FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                    Value (000s)
      Shares       Security Description                               (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 98.5%

BUSINESS EQUIPMENT & SERVICES 5.4%

            5,500  Apollo Group, Inc. (Class A)*                      $     363
           10,900  eBay, Inc.*                                            1,064
                                                                      ---------
                                                                          1,427
                                                                      ---------
CONSUMER DURABLES 4.4%

            8,900  Harley-Davidson, Inc.                                    512
            5,500  Harman International Industries, Inc.                    661
                                                                      ---------
                                                                          1,173
                                                                      ---------
CONSUMER NON-DURABLES 7.7%

           11,500  Avon Products, Inc.                                      455
           16,700  Coach, Inc.*                                             779
           15,700  Procter & Gamble Co.                                     803
                                                                      ---------
                                                                          2,037
                                                                      ---------
CONSUMER SERVICES 3.3%

           26,400  International Game Technology                            872
                                                                      ---------
                                                                            872
                                                                      ---------
ENERGY 4.7%

            8,000  BJ Services Co.                                          408
           14,200  Smith International, Inc.*                               825
                                                                      ---------
                                                                          1,233
                                                                      ---------
FINANCIAL SERVICES (BANKS) 3.5%

           18,900  Wachovia Corp.                                           930
                                                                      ---------
                                                                            930
                                                                      ---------
FINANCIAL SERVICES (OTHER) 14.8%

           12,000  AMBAC Financial Group, Inc.                              937
           17,800  American Express Co.                                     945
           13,100  Capital One Financial Corp.                              966
           13,600  Moody's Corp.                                          1,058
                                                                      ---------
                                                                          3,906
                                                                      ---------
HEALTH CARE 16.4%

            9,700  Alcon, Inc.                                              691
           13,300  Amgen, Inc.*                                             755
           14,800  Genentech, Inc.*                                         674
           15,900  Medtronic, Inc.                                          813
           21,250  Pfizer, Inc.                                             615
           18,300  Stryker Corp.                                            788
                                                                      ---------
                                                                          4,336
                                                                      ---------
MULTI-INDUSTRY 2.8%

           21,500  General Electric Co.                                     734
                                                                      ---------
                                                                            734
                                                                      ---------
RETAIL 10.1%

           20,800  Bed Bath & Beyond, Inc.*                                 848
           14,800  Lowe's Cos., Inc.                                        833
           19,000  Starbucks Corp.*                                       1,005
                                                                      ---------
                                                                          2,686
                                                                      ---------
TECHNOLOGY (COMPONENTS) 4.9%

           23,300  Cisco Systems, Inc.*                                     448
           29,400  Marvell Technology Group Ltd.*                           840
                                                                      ---------
                                                                          1,288
                                                                      ---------

      Shares/                                                       Value (000s)
  Face Amount      Security Description                               (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) 6.0%

           25,300  Dell, Inc.*                                        $     887
           10,500  L-3 Communications Holdings, Inc.                        692
                                                                      ---------
                                                                          1,579
                                                                      ---------
TECHNOLOGY (SOFTWARE) 8.6%

            6,500  Infosys Technologies Ltd.                                432
           30,700  Microsoft Corp.                                          859
           17,300  Symantec Corp.*                                          985
                                                                      ---------
                                                                          2,276
                                                                      ---------
TRANSPORTATION 3.3%

            9,500  FedEx Corp.                                              866
                                                                      ---------
                                                                            866
                                                                      ---------
UTILITIES 2.6%

           26,000  Nextel Communications, Inc. (Class A)*                   689
                                                                      ---------
                                                                            689
                                                                      ---------
TOTAL COMMON STOCKS (Cost $21,151)                                       26,032
                                                                      ---------
    SHORT-TERM INVESTMENT 1.0%

         $264,781  Repurchase Agreement,
                     State Street Bank, 1.040%,
                     11/01/04 (Maturity Value $265)
                     (Cost $265) Collateral: FNMA,
                     0.000%, 01/05/05
                     (Collateral Value $274)                                265
                                                                      ---------

TOTAL SHORT-TERM INVESTMENT (Cost $265)                                     265
                                                                      ---------
TOTAL INVESTMENTS (Cost $21,416), 99.5%                                  26,297
                                                                      ---------
OTHER ASSETS AND LIABILITIES, NET, 0.5%                                     139
                                                                      ---------

NET ASSETS, 100.0%                                                    $  26,436
                                                                      =========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 52.

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  35

                          FREMONT STRUCTURED CORE FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
        Shares     Security Description                               (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 99.2%

BUSINESS EQUIPMENT & SERVICES 6.4%

            3,600  Computer Sciences Corp.*                            $    179
            4,200  Equifax, Inc.                                            110
           26,200  H&R Block, Inc.                                        1,246
           10,000  IKON Office Solutions, Inc.                              105
            3,500  Ryder System, Inc.                                       175
           48,400  SPX Corp.                                              1,856
           27,800  Yahoo!, Inc.*                                          1,006
                                                                       --------
                                                                          4,677
                                                                       --------
CAPITAL GOODS 1.1%

              800  Black & Decker Corp.                                      64
            4,350  Graco, Inc.                                              150
            3,900  Harsco Corp.                                             189
            3,200  Johnson Controls, Inc.                                   184
            2,100  Rockwell Automation, Inc.                                 88
            3,600  Sherwin-Williams Co. (The)                               154
                                                                       --------
                                                                            829
                                                                       --------
CONSUMER DURABLES 1.1%

           52,800  Ford Motor Co.                                           688
            1,400  Whirlpool Corp.                                           82
                                                                       --------
                                                                            770
                                                                       --------
CONSUMER NON-DURABLES 8.5%

           28,800  Altria Group, Inc.                                     1,396
            7,200  Anheuser-Busch Cos., Inc.                                360
            6,300  Campbell Soup Co.                                        169
            6,700  Coca-Cola Co. (The)                                      272
            6,600  Coca-Cola Enterprises, Inc.                              138
            4,000  Energizer Holdings, Inc.*                                186
            4,100  Georgia-Pacific Corp.                                    142
            6,000  Gillette Co. (The)                                       249
            6,000  Ingram Micro, Inc. (Class A)*                            103
           11,000  Kellogg Co.                                              473
           23,100  Kimberly-Clark Corp.                                   1,378
            9,400  Pepsi Bottling Group, Inc.                               264
            8,600  PepsiAmericas, Inc.                                      174
            6,800  Procter & Gamble Co.                                     348
           16,800  Sara Lee Corp.                                           391
            1,400  Timberland Co. (The) (Class A)*                           86
            1,400  Universal Corp.                                           64
                                                                       --------
                                                                          6,193
                                                                       --------
CONSUMER SERVICES 3.1%

              460  Blockbuster, Inc. (Class A)                                3
              460  Blockbuster, Inc. (Class B)                                3
            4,800  Caesars Entertainment, Inc.*                              86
            6,000  Cendant Corp.                                            124
           46,400  Fox Entertainment Group, Inc. (Class A)*               1,376
            1,100  Media General, Inc. (Class A)                             64
            1,200  MGM Mirage*                                               65
            8,000  Time Warner, Inc.*                                       133
            1,721  Viacom, Inc. (Class B)                                    63
           14,200  Walt Disney Co. (The)                                    358
                                                                       --------
                                                                          2,275
                                                                       --------
ENERGY 8.1%

            9,900  Anadarko Petroleum Corp.                                 668
           23,600  Apache Corp.                                           1,196
            8,800  ChevronTexaco Corp.                                      467
           18,000  ConocoPhillips                                         1,518
            5,200  Exxon Mobil Corp.                                        256
            2,000  Hydril Co.*                                               88
            2,200  Kerr-McGee Corp.                                         130
           12,900  Occidental Petroleum Corp.                               720
           15,400  Sempra Energy                                            516
            7,600  Valero Energy Corp.                                      327
                                                                       --------
                                                                          5,886
                                                                       --------
FINANCIAL SERVICES (BANKS) 10.6%

           52,800  Bank of America Corp.                                  2,365
           58,600  Citigroup, Inc.                                        2,600
           19,600  Mellon Financial Corp.                                   566
            3,200  National City Corp.                                      125
           24,800  Wachovia Corp.                                         1,220
           13,600  Wells Fargo & Co.                                        812
                                                                       --------
                                                                          7,688
                                                                       --------
FINANCIAL SERVICES (OTHER) 11.7%

           13,800  Bear Stearns Cos., Inc. (The)                          1,308
            5,700  CIT Group, Inc.                                          230
            2,400  Doral Financial Group                                    101
            4,950  Fannie Mae                                               347
           46,200  JPMorgan Chase & Co.                                   1,783
            7,400  Knight Trading Group, Inc. (Class A)*                     77
            3,000  MBIA, Inc.                                               174
           37,800  Merrill Lynch & Co., Inc.                              2,039
            2,100  Moody's Corp.                                            163
            7,000  Morgan Stanley                                           358
            6,600  PMI Group, Inc. (The)                                    256
            3,600  Progressive Corp. (The)                                  337
            1,800  SAFECO Corp.                                              83
            7,000  SLM Corp.                                                317
            9,000  St. Paul Travelers Cos., Inc. (The)                      306
           17,100  Washington Mutual, Inc.                                  662
                                                                       --------
                                                                          8,541
                                                                       --------
HEALTH CARE 15.1%

           11,200  Andrx Corp.*                                             242
           35,600  Applera Corp. - Applied Biosystems Group                 679
            4,800  Bard (C.R.), Inc.                                        273
            2,000  Bausch & Lomb, Inc.                                      122
            4,100  Baxter International, Inc.                               126
            4,600  Becton, Dickinson & Co.                                  241
           60,000  Bristol-Myers Squibb Co.                               1,406
           17,300  Coventry Health Care, Inc.*                              708
            2,400  Health Net, Inc.*                                         58
            1,950  Hospira, Inc.*                                            62
            3,800  Humana, Inc.*                                             73
            2,000  IMS Health, Inc.                                          42
            9,000  Johnson & Johnson                                        525
           17,800  Maxim Pharmaceuticals, Inc.*                              44
            1,000  Medtronic, Inc.                                           51
            4,400  Merck & Co., Inc.                                        138
           46,800  Millennium Pharmaceuticals, Inc.*                        607
            4,200  Mylan Laboratories, Inc.                                  72

   The accompanying notes are an integral part of these financial statements.


36  FREMONT MUTUAL FUNDS

                          FREMONT STRUCTURED CORE FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
        Shares     Security Description                               (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE (Cont.)

            8,400  PacifiCare Health Systems*                          $    299
            1,800  Par Pharmaceutical Cos., Inc.*                            71
            7,700  Perrigo Co.                                              140
           84,000  Pfizer, Inc.                                           2,432
           24,800  UnitedHealth Group, Inc.                               1,796
            2,700  Watson Pharmaceuticals, Inc.*                             76
           18,300  Wyeth                                                    726
                                                                       --------
                                                                         11,009
                                                                       --------
MULTI-INDUSTRY 0.8%

            1,700  FMC Corp.*                                                75
           14,500  General Electric Co.                                     495
                                                                       --------
                                                                            570
                                                                       --------
RAW MATERIALS 1.6%

            2,200  Alcoa, Inc.                                               71
            7,000  Masco Corp.                                              240
            2,000  RPM International, Inc.                                   35
           17,800  Southern Peru Copper Corp.                               769
            3,100  Timken Co. (The)                                          74
                                                                       --------
                                                                          1,189
                                                                       --------
REAL ESTATE INVESTMENT TRUSTS 3.0%

           68,800  Annaly Mortgage Management, Inc.                       1,237
           10,400  Archstone-Smith Trust                                    349
           10,000  Developers Diversified Realty Corp.                      418
            7,200  Thornburg Mortgage, Inc.                                 206
                                                                       --------
                                                                          2,210
                                                                       --------
RETAIL 6.1%

            9,800  Albertson's, Inc.                                        224
           31,800  Claire's Stores, Inc.                                    827
            1,800  Federated Department Stores, Inc.                         91
            8,100  Gap, Inc. (The)                                          162
           26,750  Home Depot, Inc.                                       1,099
            4,300  J.C. Penney Co., Inc. (Holding Co.)                      149
           43,600  Limited Brands                                         1,080
            6,300  May Department Stores Co. (The)                          164
            8,000  McDonald's Corp.                                         233
            9,800  Pantry, Inc. (The)*                                      225
            1,400  Rent-A-Center, Inc.*                                      34
            7,800  Saks, Inc.                                                95
            1,400  Yum! Brands, Inc.                                         61
                                                                       --------
                                                                          4,444
                                                                       --------
SHELTER 0.3%

              400  NVR, Inc.*                                               251
                                                                       --------
                                                                            251
                                                                       --------
TECHNOLOGY (COMPONENTS) 5.2%

           35,800  Arrow Electronics, Inc.*                                 858
           15,600  Avnet, Inc.*                                             265
           39,400  Cisco Systems, Inc.*                                     757
           13,400  Corning, Inc.*                                           153
           19,600  Intel Corp.                                              436
            4,600  NCR Corp.*                                               259
           14,000  Qualcomm, Inc.                                           585
            4,400  Thomas & Betts Corp.                                     125
           23,800  Vishay Intertechnology, Inc.*                            308
                                                                       --------
                                                                          3,746
                                                                       --------

       Shares/                                                      Value (000s)
    Face Value     Security Description                               (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) 6.5%

           17,000  Apple Computer, Inc.*                               $    893
            2,600  Dell, Inc.*                                               91
            2,000  Fisher Scientific International, Inc.*                   115
            4,000  General Dynamics Corp.                                   408
            6,200  Hewlett-Packard Co.                                      116
            2,400  International Business Machines Corp.                    215
              600  Lexmark International, Inc. (Class A)*                    50
           78,100  Motorola, Inc.                                         1,348
           27,800  Northrop Grumman Corp.                                 1,439
            6,600  Tellabs, Inc.*                                            53
                                                                       --------
                                                                          4,728
                                                                       --------
TECHNOLOGY (SOFTWARE) 2.2%

            3,935  Activision, Inc.*                                         57
            1,800  Adobe Systems, Inc.                                      101
            9,600  Autodesk, Inc.                                           506
           26,800  Microsoft Corp.                                          750
            3,000  Symantec Corp.*                                          171
                                                                       --------
                                                                          1,585
                                                                       --------
TRANSPORTATION 0.3%

            1,600  Burlington Northern Santa Fe Corp.                        67
            2,300  United Parcel Service, Inc. (Class B)                    182
                                                                       --------
                                                                            249
                                                                       --------
UTILITIES 7.5%

           17,400  Alamosa Holdings, Inc.*                                  175
           44,600  CenturyTel, Inc.                                       1,431
           20,400  Constellation Energy Group, Inc.                         829
           12,800  Edison International                                     390
           15,600  Exelon Corp.                                             618
            9,000  Nextel Communications, Inc. (Class A)*                   238
           29,200  Sprint Corp. - FON Group                                 612
           15,600  TXU Corp.                                                955
            5,300  Verizon Communications, Inc.                             207
                                                                       --------
                                                                          5,455
                                                                       --------

TOTAL COMMON STOCKS (Cost $64,514)                                       72,295
                                                                       --------
SHORT-TERM INVESTMENT 0.7%

    $     511,246  Repurchase Agreement, State
                     Street Bank, 1.040%, 11/01/04
                     (Maturity Value $511)
                     (Cost $511) Collateral: FNMA,
                     4.750%, 01/02/07
                     (Collateral Value $526)                                511
                                                                       --------

TOTAL SHORT-TERM INVESTMENT (Cost $511)                                     511
                                                                       --------

TOTAL INVESTMENTS (Cost $65,025), 99.9%                                  72,806
                                                                       --------

OTHER ASSETS AND LIABILITIES, NET, 0.1%                                      72
                                                                       --------

NET ASSETS, 100.0%                                                     $ 72,878
                                                                       ========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 52.

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  37

                          FREMONT U.S. SMALL CAP FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
        Shares     Security Description                               (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 95.6%

BUSINESS EQUIPMENT & SERVICES 25.2%

           13,200  ACE Cash Express, Inc.*                             $    343
           12,300  Advisory Board Co. (The)*                                401
           44,400  Alliance Data Systems Corp.*                           1,877
           11,800  Arbitron, Inc.*                                          427
           11,100  Beacon Roofing Supply, Inc.*                             208
            9,200  Certegy, Inc.                                            325
            8,700  Cognex Corp.                                             223
           17,800  Corporate Executive Board Co.                          1,133
           23,000  Educate, Inc.*                                           277
           13,000  Entercom Communications Corp.*                           432
           19,600  Getty Images, Inc.*                                    1,159
           15,000  Intrado, Inc.*                                           203
           58,100  LCC International, Inc. (Class A)*                       188
           39,415  Lodgenet Entertainment Corp.*                            534
           15,900  Macrovision Corp.*                                       430
           17,400  Marvel Enterprises, Inc.*                                268
           13,800  Mettler-Toledo International, Inc.*                      661
           20,900  Mobile Mini, Inc.*                                       593
           10,500  MTC Technologies, Inc.*                                  287
           37,700  Orbital Sciences Corp.*                                  390
           36,700  PTEK Holdings, Inc.*                                     365
           28,600  Radio One, Inc. (Class D)*                               420
           25,600  Sapient Corp.*                                           206
           54,550  SCP Pool Corp.                                         1,592
           12,500  Stericycle, Inc.*                                        567
           10,000  Tetra Tech, Inc.*                                        131
                                                                       --------
                                                                         13,640
                                                                       --------
CONSUMER DURABLES 0.8%

           12,800  Central Garden & Pet Co.*                                457
                                                                       --------
                                                                            457
                                                                       --------
CONSUMER NON-DURABLES 1.5%

           11,500  NBTY, Inc.*                                              317
           18,800  United Natural Foods, Inc.*                              511
                                                                       --------
                                                                            828
                                                                       --------
CONSUMER SERVICES 8.2%

           12,800  Alliance Gaming Corp.*                                   118
           24,600  AMC Entertainment, Inc.*                                 473
           11,200  Carmike Cinemas, Inc.                                    401
           21,500  Corinthian Colleges, Inc.*                               309
           51,800  Education Management Corp.*                            1,389
           14,400  Intersections, Inc.*                                     193
            7,900  Kerzner International Ltd.*                              401
           16,400  Monro Muffler, Inc.*                                     399
           17,600  Resources Connection, Inc.*                              739
                                                                       --------
                                                                          4,422
                                                                       --------
ENERGY 4.9%

           20,000  Denbury Resources, Inc.*                                 496
            6,700  Houston Exploration Co.*                                 393
            6,400  Hydril Co.*                                              281
           14,100  Patina Oil & Gas Corp.                                   403
           22,600  Patterson-UTI Energy, Inc.                               435
           17,100  Todco (Class A)*                                         290
           10,600  Universal Compression Holdings, Inc.*                    366
                                                                       --------
                                                                          2,664
                                                                       --------
FINANCIAL SERVICES (BANKS) 6.3%

           18,687  CVB Financial Corp.                                      463
           29,000  Investors Financial Services Corp.                     1,116
           13,200  PrivateBancorp, Inc.                                     427
           19,300  Texas Capital Bancshares, Inc.*                          382
           13,500  UCBH Holdings, Inc.                                      582
            7,100  Wintrust Financial Corp.                                 405
                                                                       --------
                                                                          3,375
                                                                       --------
FINANCIAL SERVICES (OTHER) 6.1%

           20,900  Argonaut Group, Inc.*                                    387
           16,900  Assured Guaranty Ltd.                                    277
           20,500  Cohen & Steers, Inc.                                     302
           16,400  Jackson Hewitt Tax Service, Inc.                         344
           13,100  Jefferies Group, Inc.                                    526
            3,400  Markel Corp.*                                          1,081
            8,900  Piper Jaffray Cos., Inc.*                                389
                                                                       --------
                                                                          3,306
                                                                       --------
HEALTH CARE 15.8%

           16,100  American Dental Partners, Inc.*                          304
            9,480  Bio-Rad Laboratories, Inc. (Class A)*                    493
           22,400  Bradley Pharmaceuticals, Inc.*                           371
           67,050  DaVita, Inc.*                                          1,986
           18,400  DJ Orthopedics, Inc.*                                    314
            5,600  Intralase Corp.*                                         108
           33,900  Ligand Pharmaceuticals, Inc. (Class B)*                  302
           20,800  Magellan Health Services, Inc.*                          778
           15,100  Molina Healthcare, Inc.*                                 556
           10,800  Par Pharmaceutical Cos., Inc.*                           426
           14,700  Pediatrix Medical Group, Inc.*                           827
           24,075  Protein Design Labs, Inc.*                               461
           12,000  Respironics, Inc.*                                       613
            8,400  Rigel Pharmaceuticals, Inc.*                             202
           35,500  VCA Antech, Inc.*                                        796
                                                                       --------
                                                                          8,537
                                                                       --------
RETAIL 1.5%

           14,700  Advance Auto Parts*                                      575
           13,600  Tempur-Pedic International, Inc.*                        221
                                                                       --------
                                                                            796
                                                                       --------
TECHNOLOGY (COMPONENTS) 1.3%

           15,600  Microsemi Corp.*                                         242
           21,600  Semtech Corp.*                                           451
                                                                       --------
                                                                            693
                                                                       --------
TECHNOLOGY (EQUIPMENT) 8.6%

           13,000  Cymer, Inc.*                                             371
           14,800  FormFactor, Inc.*                                        347
            7,000  Gentex Corp.                                             231
           25,100  Integrated Circuit Systems, Inc.*                        566
           11,000  Photon Dynamics, Inc.*                                   201
           20,400  Photronics, Inc.*                                        358
            9,000  SafeNet, Inc.*                                           276

   The accompanying notes are an integral part of these financial statements.


38  FREMONT MUTUAL FUNDS

                          FREMONT U.S. SMALL CAP FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

       Shares/                                                      Value (000s)
   Face Amount     Security Description                               (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) (Cont.)

           50,700  Skyworks Solutions, Inc.*                           $    451
           13,000  Spectrasite, Inc.*                                       667
           13,300  Standard Microsystems Corp.*                             293
            9,800  Supertex, Inc.*                                          210
           24,700  West Corp.*                                              695
                                                                       --------
                                                                          4,666
                                                                       --------
TECHNOLOGY (SOFTWARE) 12.4%

            7,000  Anteon International Corp.*                              275
           31,000  aQuantive, Inc.*                                         277
           82,700  Citadel Security Software, Inc.*                         275
           24,200  Embarcadero Technologies, Inc.*                          197
           33,900  Epicor Software Corp.*                                   521
           13,900  Filenet Corp.*                                           387
           12,900  FindWhat.com*                                            259
           20,100  Global Payments, Inc.                                  1,101
           33,300  Henry (Jack) & Associates, Inc.                          621
           21,800  IMPAC Medical Systems, Inc.*                             338
           51,220  Informatica Corp.*                                       400
           37,900  Lawson Software, Inc.*                                   217
           25,900  Macromedia, Inc.*                                        703
            5,700  National Instruments Corp.                               157
           18,600  NDCHealth Corp.                                          312
           25,100  PDF Solutions, Inc.*                                     326
           11,200  Ritchie Bros. Auctioneers, Inc.                          342
                                                                       --------
                                                                          6,708
                                                                       --------
TRANSPORTATION 3.0%

           11,300  Overnite Corp.                                           366
           22,200  Pacer International, Inc.*                               394
            8,819  PAM Transportation Services, Inc.*                       166
           10,700  UTI Worldwide,  Inc.                                     695
                                                                       --------
                                                                          1,621
                                                                       --------

TOTAL COMMON STOCKS (Cost $40,976)                                       51,713
                                                                       --------
SHORT-TERM INVESTMENT 4.3%

     $  2,327,490  Repurchase Agreement,
                     State Street Bank, 1.040%,
                     11/01/04 (Maturity Value $2,328)
                     (Cost $2,327) Collateral: FHLMC,
                     4.650%, 10/10/13
                     (Collateral Value $2,379)                            2,327
                                                                       --------
TOTAL SHORT-TERM INVESTMENT (Cost $2,327)                                 2,327
                                                                       --------

TOTAL INVESTMENTS (Cost $43,303), 99.9%                                  54,040
                                                                       --------

OTHER ASSETS AND LIABILITIES, NET, 0.1%                                      61
                                                                       --------

NET ASSETS, 100.0%                                                     $ 54,101
                                                                       ========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 52.

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  39

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
        Shares     Security Description                               (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 88.2%

BUSINESS EQUIPMENT & SERVICES 11.5%

        1,700,900  Alloy, Inc.*                                        $  6,497
          934,800  Centra Software, Inc.*                                 1,645
          823,200  Clean Harbors, Inc.(b)*                                8,833
          280,600  CoStar Group, Inc.*                                   11,328
          241,000  Equinix, Inc.*                                         9,083
            6,500  Greenfield Online, Inc.*                                 137
          674,000  Harris Interactive, Inc.*                              4,583
          204,000  Infocrossing, Inc.*                                    3,001
          274,600  infoUSA, Inc.*                                         2,876
          185,900  Kanbay International, Inc.*                            4,441
          683,800  Lionbridge Technologies, Inc.*                         3,207
          391,800  Pemstar, Inc.*                                           670
                                                                       --------
                                                                         56,301
                                                                       --------
CAPITAL GOODS 3.0%

          503,700  AAON, Inc.*                                            7,404
          390,800  IMPCO Technologies, Inc.*                              2,275
          141,900  Insituform Technologies, Inc. (Class A)*               2,813
          330,450  Northern Technologies International Corp.(b)           2,148
                                                                       --------
                                                                         14,640
                                                                       --------
CONSUMER DURABLES 0.6%

          154,800  Nautilus Group, Inc. (The)                             3,042
                                                                       --------
                                                                          3,042
                                                                       --------
CONSUMER NON-DURABLES 2.7%

        1,079,900  Gymboree Corp.*                                       13,067
                                                                       --------
                                                                         13,067
                                                                       --------
CONSUMER SERVICES 1.5%

          296,250  Monro Muffler, Inc.*                                   7,209
                                                                       --------
                                                                          7,209
                                                                       --------
HEALTH CARE 21.1%

          143,300  Angiodynamics, Inc.*                                   1,285
          642,900  ArthroCare Corp.*                                     19,808
          128,100  Atherogenics, Inc.*                                    3,835
          519,800  Conceptus, Inc.*                                       4,452
        1,075,300  Eclipsys Corp.*                                       18,248
          834,900  Harvard Bioscience, Inc.*                              3,164
          134,900  ICON PLC ADR*                                          4,453
          585,500  Intuitive Surgical, Inc.*                             17,085
        1,246,920  NeoPharm, Inc.(b)*                                     9,059
        1,071,600  OraSure Technologies, Inc.*                            7,233
          361,200  Quidel Corp.*                                          2,037
        1,341,300  Regeneration Technologies, Inc.(b)*                   10,395
          194,900  Vital Images, Inc.*                                    2,623
                                                                       --------
                                                                        103,677
                                                                       --------
RETAIL 5.8%

          138,200  Celebrate Express, Inc.*                               2,348
          291,300  Electronics Boutique Holdings Corp.*                   9,945
          287,600  Goody's Family Clothing, Inc.                          2,528
          459,200  Too, Inc.*                                            10,112
          547,400  Tweeter Home Entertainment Group, Inc.*                3,279
                                                                       --------
                                                                         28,212
                                                                       --------
TECHNOLOGY (COMPONENTS) 15.8%

          210,900  Actel Corp.*                                           3,199
        1,113,400  Anaren, Inc.(b)*                                      13,634
          687,400  Catalyst Semiconductor, Inc.(b)*                       4,118
        1,561,600  Exfo Electro-Optical Engineering, Inc.(b)*             8,526
          814,700  hi/fn, inc.(b)*                                        5,711
        1,142,868  Identix, Inc.*                                         8,332
          788,800  Interlink Electronics, Inc.(b)*                        6,318
        1,155,800  Microtune, Inc.*                                       5,097
          113,600  Power Integrations, Inc.*                              2,431
          945,600  Sirenza Microdevices, Inc.*                            4,280
          596,400  Trident Microsystems, Inc.*                            7,867
          522,000  Woodhead Industries, Inc.                              8,195
                                                                       --------
                                                                         77,708
                                                                       --------
TECHNOLOGY (EQUIPMENT) 20.6%

          583,600  ATMI, Inc.*                                           13,627
          823,100  AudioCodes Ltd.*                                      10,849
          181,000  Audiovox Corp. (Class A)*                              2,606
          341,600  August Technology Corp.*                               2,663
          598,800  Carrier Access Corp.*                                  5,293
        2,131,800  Ceragon Networks Ltd.(b)*                             10,659
        1,209,500  Computer Access Technology Corp.(b)*                   7,245
          380,500  FormFactor, Inc.*                                      8,923
          133,800  Integral Systems, Inc.                                 2,636
        1,076,900  Intevac, Inc.(b)*                                      5,401
        1,242,200  NetScout Systems, Inc.*                                8,174
          422,700  Rimage Corp.*                                          6,049
          888,400  RIT Technologies Ltd.(b)*                              1,399
          112,100  Stratasys, Inc.*                                       3,282
          786,500  Sunrise Telecom, Inc.                                  2,014
        1,213,400  TVI Corp.*                                             6,188
          311,400  X-Rite, Inc.                                           4,104
                                                                       --------
                                                                        101,112
                                                                       --------
TECHNOLOGY (SOFTWARE) 5.6%

          670,400  Calgon Carbon Corp.                                    4,612
          239,200  Packeteer, Inc.*                                       2,952
          556,500  Pervasive Software, Inc.*                              2,184
          411,900  SupportSoft, Inc.*                                     2,088
          760,600  Tier Technologies, Inc. (Class B)*                     6,564
          228,500  Websense, Inc.*                                        9,270
                                                                       --------
                                                                         27,670
                                                                       --------

TOTAL COMMON STOCKS (Cost $413,967)                                     432,638
                                                                       --------

   The accompanying notes are an integral part of these financial statements.


40  FREMONT MUTUAL FUNDS

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

       Shares/                                                      Value (000s)
   Face Amount     Security Description                               (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 11.8%

    44,965,725   Fremont Money Market Fund(b)                          $ 44,966
                                                                       --------
   $12,773,580   Repurchase Agreement,
                   State Street Bank, 1.040%, 11/01/04
                   (Maturity Value $12,775) (Cost $12,774)
                   Collateral: USTB, 0.000%, 03/24/05
                   Collateral Value $13,030)                             12,774
                                                                       --------

TOTAL SHORT-TERM INVESTMENTS (Cost $57,740)                              57,740
                                                                       --------

TOTAL INVESTMENTS (Cost $471,707), 100.0%                               490,378
                                                                       --------

OTHER ASSETS AND LIABILITIES, NET, 0.0%                                     149
                                                                       --------

NET ASSETS, 100.0%                                                     $490,527
                                                                       ========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 52.

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  41

                      FREMONT REAL ESTATE SECURITIES FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                    Value (000s)
        Shares     Security Description                                (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  98.5%

REITs (APARTMENT)  17.7%

           10,900  Apartment Investment & Management Co.               $    400
           15,390  AvalonBay Communities, Inc.                            1,008
           18,600  BRE Properties, Inc. (Class A)                           742
           11,100  Camden Property Trust                                    504
           31,000  Equity Residential                                     1,034
            3,790  Essex Property Trust, Inc.                               297
           22,300  Post Properties, Inc.                                    716
           17,510  United Dominion Realty Trust, Inc.                       369
                                                                       --------
                                                                          5,070
                                                                       --------
REITs (DIVERSIFIED) 6.6%

           15,500  St. Joe Co. (The)                                        789
           16,280  Vornado Realty Trust                                   1,094
                                                                       --------
                                                                          1,883
                                                                       --------
REITs (HEALTH CARE) 3.9%

           16,000  Health Care REIT, Inc.                                   576
           19,700  Ventas, Inc.                                             530
                                                                       --------
                                                                          1,106
                                                                       --------
REITs (HOTEL) 2.6%

           19,100  Highland Hospitality Corp.                               218
           36,900  Host Marriot Corp.                                       537
                                                                       --------
                                                                            755
                                                                       --------
REITs (INDUSTRIAL) 6.7%

            5,200  AMB Property Corp.                                       195
           14,510  Catellus Development Corp.                               418
           33,500  Prologis                                               1,306
                                                                       --------
                                                                          1,919
                                                                       --------
REITs (MALL) 15.1%

           21,900  General Growth Properties, Inc.                          722
           18,930  Macerich Co. (The)                                     1,131
            9,500  Mills Corp. (The)                                        527
           19,600  Pennsylvania Real Estate Investment Trust                795
           19,700  Simon Property Group, Inc.                             1,149
                                                                       --------
                                                                          4,324
                                                                       --------
REITs (OFFICE) 21.9%

            8,800  Alexandria Real Estate Equities, Inc.                    581
           15,140  Arden Realty, Inc.                                       516
           16,260  Boston Properties, Inc.                                  971
           19,000  Brandywine Realty Trust                                  559
           15,200  Brookfield Properties Corp.                              516
           16,800  CarrAmerica Realty Corp.                                 541
           20,000  Equity Office Properties Trust                           562
           18,600  Highwoods Properties, Inc.                               461
            8,900  Mack-Cali Realty Corp.                                   393
           12,250  SL Green Realty Corp.                                    672
           31,200  Trizec Properties, Inc.                                  498
                                                                       --------
                                                                          6,270
                                                                       --------
REITs (OFFICE/INDUSTRIAL) 3.4%

           13,600  First Potomac Realty Trust                               275
           22,500  Reckson Associates Realty Corp.                          683
                                                                       --------
                                                                            958
                                                                       --------

        Shares/                                                     Value (000s)
    Face Amount    Security Description                               (Note 1)
--------------------------------------------------------------------------------

REITs (SELF STORAGE) 3.5%

           13,900  Public Storage, Inc.                                $    726
            6,700  Shurgard Storage Centers, Inc.                           266
                                                                       --------
                                                                            992
                                                                       --------
REITs (SHOPPING CENTER) 10.3%

           23,600  Developers Diversified Realty Corp.                      986
           10,000  Federal Realty Investment Trust                          475
           18,800  Inland Real Estate Corp.                                 283
           10,900  Kimco Realty Corp.                                       595
           16,500  Weingarten Realty Investors                              597
                                                                       --------
                                                                          2,936
                                                                       --------
REITs (SPECIALTY) 1.1%

            3,200  Entertainment Properties Trust                           128
            8,200  Global Signal, Inc.                                      195
                                                                       --------
                                                                            323
                                                                       --------
REOCs (HOTEL) 5.7%

           17,900  Hilton Hotels Corp.                                      356
           26,400  Starwood Hotels & Resorts Worldwide, Inc.              1,260
                                                                       --------
                                                                          1,616
                                                                       --------
TOTAL COMMON STOCKS (Cost $24,468)                                       28,152
                                                                       --------
RIGHTS 0.0%

            2,090  General Growth Properties, Inc.                           --
                                                                       --------
TOTAL RIGHTS (Cost $0)                                                       --
                                                                       --------
SHORT-TERM INVESTMENT 1.5%

         $440,001  Repurchase Agreement,
                     State Street Bank, 1.040%, 11/01/04
                     (Maturity Value $440) (Cost $440)
                     Collateral: FNMA, 4.750%, 01/02/07
                     (Collateral Value $452)                                440
                                                                       --------

TOTAL SHORT-TERM INVESTMENT (Cost $440)                                     440
                                                                       --------

TOTAL INVESTMENTS (Cost $24,908), 100.0%                                 28,592
                                                                       --------

OTHER ASSETS AND LIABILITIES, NET, (0.0)%                                   (6)
                                                                       --------

NET ASSETS, 100.0%                                                     $ 28,586
                                                                       ========

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 52.

   The accompanying notes are an integral part of these financial statements.


42  FREMONT MUTUAL FUNDS

                                FREMONT BOND FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest   Maturity    Value (000s)
     Face Amount   Issuer                                                                 Rate       Date       (Note 1)
---------------------------------------------------------------------------------------------------------------------------
BONDS 56.4%

COLLATERALIZED MORTGAGE OBLIGATIONS 9.1%

$        853,616   Amortizing Residential Collateral Trust 2002-BC4 A FRN(c) ............ 2.129%   07/25/32   $         853
       2,700,000   Argent Securities, Inc. 2004-W11 A2 FRN(c) ........................... 1.000%   11/25/34           2,698
         148,462   Bear Stearns Adjustable Rate Mortgage Trust 2002-2 A1 FRN(c) ......... 4.322%   11/25/30             149
         238,572   Bear Stearns Asset Backed Securities, Inc. 2001-A AIII FRN(c) ........ 1.630%   02/15/31             239
         834,172   CDC Mortgage Capital Trust 2002-HE2 A FRN(c) ......................... 2.100%   01/25/33             835
          90,411   Countrywide Asset-Backed Certificates 2000-2 AV1 FRN(c) .............. 1.550%   06/25/31              90
       3,441,354   EMC Mortgage Loan Trust 2001-A A FRN(c)** ............................ 3.950%   05/25/40           3,448
          94,743   FHLMC 1018 O ......................................................... 7.000%   11/15/20              95
       1,426,145   FHLMC 2247 Z ......................................................... 7.500%   08/15/30           1,466
         192,185   FHLMC 2248 FB FRN(c) ................................................. 1.810%   09/15/30             193
      14,732,272   FHLMC 2351 AZ ........................................................ 6.500%   08/15/31          15,419
          40,419   FHLMC 2504 L ......................................................... 5.500%   03/15/15              41
         282,061   FHLMC 2535 DT ........................................................ 5.000%   09/15/16             289
         121,921   First Nationwide Trust 2001-4 3A5 FRN(c) ............................. 1.920%   09/25/31             122
         100,000   FNMA 1993-11 J ....................................................... 7.500%   02/25/08             107
       9,536,333   FNMA 2003-25 KP ...................................................... 5.000%   04/25/33           9,659
       2,363,527   FNMA G93-21 Z ........................................................ 7.200%   05/25/23           2,529
       3,159,442   Government National Mortgage Association 1998-15 C ................... 6.500%   06/20/28           3,294
       6,769,881   Government National Mortgage Association 2001-16Z .................... 6.750%   10/16/40           7,597
         800,000   GS Mortgage Securities Corp. II 2001-1285 A2** ....................... 6.526%   08/15/18             900
         300,690   Nationslink Funding Corp. 1999-SL A4 ................................. 6.654%   11/10/30             310
       2,500,000   Nelnet Student Loan Trust 2004-4 A1 FRN(c) ........................... 1.920%   04/25/11           2,499
          77,467   PNC Mortgage Securities Corp. 1999-4 1A8 ............................. 6.200%   06/25/29              78
       1,178,170   Prime Mortgage Trust 2004-CL1 1A2(c) ................................. 1.520%   02/25/34           1,178
         294,552   Prime Mortgage Trust 2004-CL1 2A2(c) ................................. 1.520%   02/25/19             295
         123,717   Prudential Home Mortgage Securities 1993-20 A11 ...................... 7.000%   06/25/08             124
       8,400,000   Sears Credit Account Master Trust 2002-4 A FRN(c) .................... 1.890%   08/18/09           8,413
       7,700,000   Sears Credit Account Master Trust 2002-5 A FRN(c) .................... 2.140%   11/17/09           7,711
       3,850,741   Structured Asset Mortgage Investments, Inc. 2002-AR3 A1 FRN(c) ....... 2.140%   09/19/32           3,862
          20,187   Structured Asset Securities Corp. 2001-1 3A(f) ....................... 7.000%   02/25/16              20
         473,684   Structured Asset Securities Corp. 2001-21A 1A1 FRN ................... 6.250%   01/25/32             491
         987,066   Structured Asset Securities Corp. 2002-13 3A1 FRN(c) ................. 1.569%   06/25/17             989
         310,782   Structured Asset Securities Corp. 2002-HF1 A FRN(c) .................. 2.130%   01/25/33             311
         549,290   United Mortgage Securities Corp. 1993-1 AA(c) ........................ 4.707%   09/25/33             548
          66,017   Washington Mutual 2001-1 A(c) ........................................ 4.171%   01/25/41              67
         886,158   Wells Fargo Home Equity Trust 2004-2 A31 FRN(c) ...................... 1.000%   09/25/34             887
                                                                                                              -------------
                                                                                                                     77,806
                                                                                                              -------------
FOREIGN CORPORATE BONDS 0.7%

         350,000   Deutsche Telekom International Finance BV ............................ 7.750%   06/15/05             362
(euro) 1,800,000   Lloyds TSB Capital 1(c) .............................................. 7.375%   02/07/49           2,749
$      1,000,000   Royal Bank of Scotland ............................................... 9.118%   03/31/49           1,232
       1,200,000   UFJ Finance Aruba AEC ................................................ 6.750%   07/15/13           1,340
                                                                                                              -------------
                                                                                                                      5,683
                                                                                                              -------------
FOREIGN GOVERNMENT BONDS 2.8%

         557,066   Republic of Brazil ................................................... 8.000%   04/15/14             555
       5,090,000   Republic of Brazil ...................................................11.000%   01/11/12           5,828
         360,019   Republic of Brazil FRN(c) ............................................ 2.063%   04/15/09             351
         468,000   Republic of Brazil FRN(c) ............................................ 2.125%   04/15/06             469
          52,943   Republic of Brazil FRN(c) ............................................ 3.250%   04/15/09              51
         600,000   Republic of Panama ................................................... 8.250%   04/22/08             661
         200,000   Republic of Panama ................................................... 8.875%   09/30/27             209
       1,900,000   Republic of Peru ..................................................... 9.875%   02/06/15           2,209
       6,800,000   Republic of Peru 144A** .............................................. 9.125%   02/21/12           7,650
         200,000   Russian Federation** ................................................. 5.000%   03/31/30             200
       1,860,000   United Mexican States ................................................ 6.375%   01/16/13           1,981

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  43

                                FREMONT BOND FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest   Maturity    Value (000s)
     Face Amount   Issuer                                                                 Rate       Date       (Note 1)
---------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (Cont.)

$      1,000,000   United Mexican States ................................................ 7.500%   01/14/12   $       1,138
       1,000,000   United Mexican States ................................................ 8.000%   09/24/22           1,150
         600,000   United Mexican States ................................................ 8.375%   01/14/11             710
         200,000   United Mexican States ................................................ 9.875%   02/01/10             248
         300,000   United Mexican States ................................................11.375%   09/15/16             447
                                                                                                              -------------
                                                                                                                     23,857
                                                                                                              -------------
MORTGAGE BACKED OBLIGATIONS 21.0%

       2,103,074   Bear Stearns ARM Trust(c) ............................................ 5.219%   04/25/33           2,132
         171,781   Bear Stearns ARM Trust ............................................... 5.373%   10/25/32             173
         412,547   Bear Stearns ARM Trust(c) ............................................ 5.658%   02/25/33             413
         558,809   CS First Boston Mortgage Securities Corp ............................. 5.761%   10/25/32             565
       3,435,227   CS First Boston Mortgage Securities Corp. 144A** ..................... 2.361%   08/25/33           3,418
          11,561   FH ARM(c)** .......................................................... 7.834%   07/01/30              12
       1,801,016   FHLMC ................................................................ 5.000%   10/01/18           1,840
       1,857,127   FHLMC ................................................................ 5.000%   11/01/18           1,897
         733,830   FHLMC ................................................................ 6.000%   02/01/16 -           772
                                                                                                   09/01/16
          19,966   FHLMC ................................................................ 6.500%   01/01/26              21
          21,346   FHLMC ................................................................ 6.500%   05/01/26              23
      10,663,226   FNMA ................................................................. 5.000%   12/01/17 -        10,867
                                                                                                   03/01/34
      27,133,074   FNMA ................................................................. 5.500%   11/01/16 -        28,034
                                                                                                   05/01/34
       6,770,157   FNMA ................................................................. 6.000%   04/01/16 -         7,108
                                                                                                   11/01/33
       3,983,394   FNMA ARM(c) .......................................................... 4.199%   05/01/36           4,063
       2,311,267   FNMA ARM(c) .......................................................... 4.300%   05/01/36           2,368
          24,775   FNMA ARM(c) .......................................................... 4.418%   11/01/23              26
      69,000,000   FNMA TBA ............................................................. 5.000%   11/18/19          70,423
      10,000,000   FNMA TBA ............................................................. 5.000%   11/15/34           9,966
      30,200,000   FNMA TBA ............................................................. 5.500%   11/15/34          30,757
       1,107,891   FNMA Whole Loan ...................................................... 6.500%   12/25/42           1,169
         702,110   GNMA II ARM(c) ....................................................... 1.000%   05/20/34             699
         123,214   GNMA II ARM(c) ....................................................... 4.375%   03/20/24             124
         982,647   GNMA II ARM(c) ....................................................... 5.000%   11/20/29           1,001
          21,978   GNMA II ARM(c) ....................................................... 5.375%   04/20/21              22
          56,448   GNMA II ARM(c) ....................................................... 5.625%   11/20/24              57
          52,539   GNMA II ARM(c) ....................................................... 5.625%   10/20/25              53
          69,682   GNMA II ARM(c) ....................................................... 5.625%   11/20/26              71
         276,857   GNMA II ARM(c) ....................................................... 5.625%   10/20/27             280
          93,365   GNMA II ARM(c) ....................................................... 5.750%   08/20/25              94
         854,945   Washington Mutual MSC Mortgage Pass-Through CTFS FRN ................. 5.385%   02/25/31             873
                                                                                                              -------------
                                                                                                                    179,321
                                                                                                              -------------
MUNICIPAL BONDS 1.4%

       2,600,000   Badger TOB Asset Securitization Corp ................................. 6.000%   06/01/17           2,535
       1,050,000   New York State Environmental Facilities Corp ......................... 8.414%   06/15/23           1,205
       2,200,000   Tobacco Settlement Financing Corp. NJ ................................ 4.375%   06/01/19           2,190
         950,000   Tobacco Settlement Financing Corp. NJ ................................ 6.125%   06/01/24             928
       5,350,000   Tobacco Settlement Financing Corp. NJ ................................ 6.750%   06/01/39           5,251
                                                                                                              -------------
                                                                                                                     12,109
                                                                                                              -------------
U.S. CORPORATE BONDS 3.6%

         100,000   El Paso Corp ......................................................... 7.875%   06/15/12             105
       4,300,000   Ford Motor Credit Co.(c) ............................................. 2.425%   06/30/05           4,300
       7,000,000   General Motors Acceptance Corp ....................................... 8.750%   07/15/05           7,275
(euro) 1,900,000   KBC Bank Funding Trust II ............................................ 6.875%   06/30/49           2,739
$      2,400,000   Morgan Stanley Warehouse Facilities .................................. 2.250%   12/02/05           2,397
       1,800,000   Pemex Project Funding Master Trust ................................... 8.000%   11/15/11           2,075
         400,000   Pemex Project Funding Master Trust ................................... 8.625%   02/01/22             463
       3,413,000   Qwest Capital Funding ................................................ 7.250%   02/15/11           3,200
         600,000   SBC Communications, Inc .............................................. 4.125%   09/15/09             604

   The accompanying notes are an integral part of these financial statements.


44  FREMONT MUTUAL FUNDS

                                FREMONT BOND FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

     Shares/                                                                            Interest   Maturity    Value (000s)
     Face Amount   Issuer                                                                 Rate       Date       (Note 1)
---------------------------------------------------------------------------------------------------------------------------
U.S. CORPORATE BONDS (Cont.)

$      1,500,000   Sonat, Inc ........................................................... 7.625%   07/15/11   $       1,541
       6,145,000   Tennessee Gas Pipeline Co ............................................ 7.000%   10/15/28           5,961
                                                                                                              -------------
                                                                                                                     30,660
                                                                                                              -------------
U.S. GOVERNMENT & AGENCIES 17.8%

       4,509,048   Small Business Administration ........................................ 6.344%   08/01/11           4,866
         194,874   Small Business Administration ........................................ 7.449%   08/01/10             217
         190,846   Small Business Administration Participation Certificates 2003-20I 1 .. 5.130%   09/01/23             197
         825,400   U.S. Treasury Inflation Indexed Bond(c) .............................. 1.875%   07/15/13             850
       5,796,615   U.S. Treasury Inflation Indexed Bond(c) .............................. 3.000%   07/15/12           6,491
         837,235   U.S. Treasury Inflation Indexed Bond(c) .............................. 3.375%   01/15/07             897
       7,624,240   U.S. Treasury Inflation Indexed Bond(c) .............................. 3.625%   01/15/08           8,412
      39,343,754   U.S. Treasury Inflation Indexed Bond(c) .............................. 3.875%   01/15/09          44,651
       1,576,834   U.S. Treasury Inflation Indexed Bond(c) .............................. 4.250%   01/15/10           1,849
      49,714,045   U.S. Treasury Inflation Indexed Bond(c) .............................. 0.875%   04/15/10          49,608
      28,400,000   U.S. Treasury Note ................................................... 2.500%   09/30/06          28,386
       2,400,000   U.S. Treasury Note ................................................... 6.250%   05/15/30           2,897
       1,500,000   U.S. Treasury Note ................................................... 8.875%   02/15/19           2,185
                                                                                                              -------------
                                                                                                                    151,506
                                                                                                              -------------

TOTAL BONDS (Cost $468,237)                                                                                         480,942
                                                                                                              -------------

PREFERRED STOCK 0.8%

FINANCIAL SERVICES (BANKS) 0.8%

             573   DG Funding Trust(c)(f)** ...............................................................           6,160
                                                                                                              -------------

TOTAL PREFERRED STOCK (Cost $6,038)                                                                                   6,160
                                                                                                              -------------
RIGHTS 0.1%

$     17,800,000   United Mexican States Value Recovery Right, Series C, Exp. June 2005 ...................             358
      17,761,000   United Mexican States Value Recovery Right, Series D, Exp. June 2006 ...................             421
      11,950,000   United Mexican States Value Recovery Right, Series E, Exp. June 2007 ...................             259
                                                                                                              -------------
TOTAL RIGHTS (Cost $310)                                                                                              1,038
                                                                                                              -------------
MUNICIPAL FUNDS 1.4%

          37,500   Dreyfus Municipal Income, Inc ..........................................................             376
          55,000   Managed Municipal Portfolio Income .....................................................             621
          53,800   MFS Municipal Income Trust .............................................................             421
          44,000   MuniEnhanced Fund, Inc .................................................................             483
          25,000   Muniholdings Florida Insured Fund ......................................................             383
          51,900   MuniHoldings Insured Fund II, Inc ......................................................             700
          55,000   MuniVest Fund, Inc .....................................................................             528
          55,000   MuniYield Fund, Inc ....................................................................             756
          55,000   MuniYield Quality Fund II, Inc .........................................................             698
          55,000   MuniYield Quality Fund, Inc ............................................................             816
          55,000   Nuveen Performance Plus Municipal Fund .................................................             822
          55,000   Nuveen Premium Income Municipal Fund 2 .................................................             801
          55,000   Nuveen Premium Income Municipal Fund 4 .................................................             701
          55,000   Nuveen Quality Income Municipal Fund ...................................................             802
          48,000   Putnam Municipal Bond Fund .............................................................             622
          15,600   Salomon Brothers Municipal Partners Fund, Inc ..........................................             214
          55,000   Scudder Municipal Income Trust .........................................................             674
          45,600   Van Kampen Municipal Opportunity Trust II ..............................................             641
          55,000   Van Kampen Trust for Investment Grade Municipals .......................................             844
          14,200   Van Kampen Value Municipal Income Trust ................................................             205
                                                                                                              -------------
TOTAL MUNICIPAL FUNDS (Cost $11,638)                                                                                 12,108
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  45

                                FREMONT BOND FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest   Maturity    Value (000s)
     Face Amount   Issuer                                                                 Rate       Date       (Note 1)
---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 53.0%

$     16,100,000   Bank of America NA, CD ............................................    1.640%   11/10/04   $      16,100
      22,600,000   Bank of Ireland, CP(a) ............................................    1.785%   12/08/04          22,559
       2,300,000   Bank of Ireland, CP(a) ............................................    1.785%   12/09/04           2,296
      23,000,000   Barclays US Funding LLC, CP(a) ....................................    1.855%   12/21/04          22,941
       5,300,000   CDC Commercial Paper Corp., CP(a)** ...............................    1.670%   11/23/04           5,295
      19,100,000   CDC Commercial Paper Corp., CP(a)** ...............................    2.020%   02/07/05          18,995
       1,300,000   CDC Commercial Paper Corp., CP(a)** ...............................    2.070%   02/23/05           1,291
       8,600,000   Citibank NA, CD ...................................................    2.030%   01/24/05           8,600
       6,700,000   Danske Corp., CP(a) ...............................................    1.645%   11/19/04           6,694
       9,100,000   Danske Corp., CP(a) ...............................................    1.645%   11/22/04           9,091
         600,000   Danske Corp., CP(a) ...............................................    1.685%   11/29/04             599
         200,000   Danske Corp., CP(a) ...............................................    1.790%   12/20/04             199
       8,500,000   Danske Corp., CP(a) ...............................................    1.845%   12/20/04           8,479
       3,900,000   FHLB, DN(a) .......................................................    1.930%   01/14/05           3,884
      15,500,000   FHLB, DN(a) .......................................................    1.957%   01/19/05          15,433
       5,800,000   FHLMC, DN(a) ......................................................    1.777%   12/14/04           5,788
       8,500,000   FHLMC, DN(a) ......................................................    1.919%   01/04/05           8,471
       8,200,000   FHLMC, DN(a) ......................................................    1.940%   01/04/05           8,171
      14,900,000   FHLMC, DN(a) ......................................................    1.985%   01/25/05          14,830
      12,100,000   FNMA, DN(a) .......................................................    1.688%   12/01/04          12,083
       8,300,000   FNMA, DN(a) .......................................................    1.700%   12/01/04           8,288
      22,700,000   FNMA, DN(a) .......................................................    1.731%   12/08/04          22,659
       8,300,000   FNMA, DN(a) .......................................................    1.760%   12/08/04           8,285
       3,300,000   FNMA, DN(a) .......................................................    1.772%   12/15/04           3,292
      16,600,000   FNMA, DN(a) .......................................................    1.780%   12/15/04          16,564
         500,000   FNMA, DN(a) .......................................................    1.975%   01/12/05             498
         500,000   FNMA, DN(a) .......................................................    1.990%   01/19/05             498
       2,500,000   Fortis Funding LLC, CP(a)** .......................................    1.930%   01/25/05           2,489
      12,200,000   General Electric Capital Corp., CP ................................    1.580%   11/01/04          12,200
       7,200,000   General Electric Capital Corp., CP(a) .............................    1.590%   11/10/04           7,197
       2,800,000   General Electric Capital Corp., CP(a) .............................    1.800%   12/15/04           2,794
       7,500,000   HBOS Treasury Services PLC, CP ....................................    1.625%   11/02/04           7,500
      16,800,000   HBOS Treasury Services PLC, CP(a) .................................    1.602%   11/09/04          16,794
         400,000   HBOS Treasury Services PLC, CP(a) .................................    1.715%   11/30/04             399
         100,000   HBOS Treasury Services PLC, CP ....................................    1.725%   12/01/04             100
         100,000   HBOS Treasury Services PLC, CP ....................................    1.730%   12/02/04             100
         200,000   HBOS Treasury Services PLC, CP(a) .................................    1.850%   12/20/04             199
         400,000   Royal Bank of Scotland PLC, CP ....................................    1.630%   11/03/04             400
       6,600,000   Royal Bank of Scotland PLC, CP(a) .................................    1.827%   12/20/04           6,584
      13,100,000   Shell Finance, CP(a) ..............................................    1.685%   11/24/04          13,086
       7,200,000   Skandinaviska Enskilda Banken, CP(a) ..............................    2.040%   01/27/05           7,164
      14,900,000   Stadshypotek Delaware, CP(a)** ....................................    1.820%   12/14/04          14,868
       2,600,000   Stadshypotek Delaware, CP(a)** ....................................    1.850%   12/20/04           2,593
       3,700,000   Svenska Handelsbanken, CP(a) ......................................    1.740%   12/03/04           3,694
      17,300,000   Svenska Handelsbanken, CP(a) ......................................    1.790%   12/08/04          17,268
      10,400,000   Total Fina Elf SA, CP(a) ..........................................    1.860%   12/13/04          10,377
      28,750,000   U.S. Treasury Bills(a)+ ...........................................    1.750%   12/16/04          28,645
       2,420,000   U.S. Treasury Bills-When Issued ...................................    1.520%   12/02/04           2,467
       7,300,000   UBS Finance (Delaware) LLC, CP(a) .................................    1.630%   11/16/04           7,295
       6,000,000   UBS Finance (Delaware) LLC, CP(a) .................................    1.665%   11/23/04           5,994
       1,700,000   UBS Finance (Delaware) LLC, CP(a) .................................    1.675%   11/24/04           1,698
       5,400,000   UBS Finance (Delaware) LLC, CP(a) .................................    1.690%   11/29/04           5,393
       4,300,000   UBS Finance (Delaware) LLC, CP(a) .................................    1.765%   12/07/04           4,292
         200,000   UBS Finance (Delaware) LLC, CP ....................................    1.785%   12/14/04             200
         100,000   UBS Finance (Delaware) LLC, CP ....................................    1.835%   12/22/04             100
         200,000   UBS Finance (Delaware) LLC, CP(a) .................................    1.850%   12/21/04             199
       8,400,000   Wells Fargo Bank NA, CD ...........................................    1.780%   11/12/04           8,400

   The accompanying notes are an integral part of these financial statements.


46  FREMONT MUTUAL FUNDS

                                FREMONT BOND FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                                               Value (000s)
     Face Amount   Issuer                                                                                        (Note 1)
---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (Cont.)

$      9,546,826   Repurchase Agreement, State Street Bank, 1.040%, 11/01/04
                   (Maturity Value $9,548) (Cost $9,547) Collateral: USTB, 0.000%,
                   03/24/05 (Collateral Value $9,739) .....................................................   $       9,547
                                                                                                              -------------

TOTAL SHORT-TERM INVESTMENTS (Cost $451,918)                                                                        451,919
                                                                                                              -------------

TOTAL INVESTMENTS (Cost $938,141), 111.7%                                                                           952,167
OTHER ASSETS AND LIABILITIES, NET, (11.7)%                                                                          (99,368)
                                                                                                              -------------

NET ASSETS, 100.0%                                                                                            $     852,799
                                                                                                              =============

For footnote references, see "Notes to Schedule of Investments in Securities and Net Assets" on page 52.

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  47

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest   Maturity    Value (000s)
     Face Amount   Issuer                                                                 Rate       Date       (Note 1)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 97.4%

         500,000   Bay Area Government Association CA Revenue (AMBAC Insured) ........... 5.000%   08/01/20   $         534
       1,000,000   California Educational Facilities Authority, Santa Clara University
                     (AMBAC Insured) .................................................... 5.250%   09/01/17           1,154
       1,000,000   California Infrastructure & Economic Development Bank Revenue,
                     Bay Area Toll Bridges - 1st Lien A (FSA Insured) ................... 5.250%   07/01/18           1,118
       1,000,000   California State Department of Water Resources, Central Valley
                     Project Revenue, Water Systems Series Y (FGIC Insured) ............. 5.250%   12/01/18           1,117
         500,000   California State Department of Water Resources, Power Supply
                     Revenue Series A (MBIA Insured) .................................... 5.000%   05/01/17             547
       1,000,000   California State Department of Water Resources, Water Revenue
                     Central Valley Project Series Z (FGIC Insured) ..................... 5.000%   12/01/16           1,095
         200,000   California State Public Works Board, Lease Revenue Dept. of
                     General Services - Teale Data Center B (AMBAC Insured) ............. 5.250%   03/01/19             220
         200,000   California State Public Works Board, Lease Revenue Various
                     University of California Project A (AMBAC Insured) ................. 5.400%   12/01/16             222
         300,000   City of Long Beach CA Series B (FGIC Insured) ........................ 5.000%   05/15/18             330
         500,000   City of Los Angeles CA Series A (MBIA Insured) ....................... 4.000%   09/01/07             528
         500,000   City of Los Angeles CA Series A (MBIA Insured) ....................... 5.000%   09/01/18             542
         500,000   Contra Costa California Water District, Water Revenue Refunding,
                     Series K (FSA Insured) ............................................. 5.000%   10/01/16             545
       1,000,000   Contra Costa California Water District, Water Revenue Refunding,
                     Series L (FSA Insured) ............................................. 5.000%   10/01/19           1,076
       1,500,000   Contra Costa California Water District, Water Revenue Refunding,
                     Series M (FSA Insured) ............................................. 5.000%   10/01/16           1,661
       1,235,000   Contra Costa Water Authority (FGIC Insured) .......................... 5.000%   10/01/18           1,335
         675,000   East Bay CA MUD, Water System Revenue (MBIA Insured) ................. 5.250%   06/01/14             755
         200,000   East Bay CA MUD, Water System Revenue Series 2001 (MBIA Insured) ..... 5.250%   06/01/17             222
       1,000,000   East Bay CA Regional Park District, Water System Revenue
                     (FSA Insured) ...................................................... 5.000%   09/01/20           1,047
         340,000   East Bay Municipal Utility District, Water System Revenue
                     (FSA Insured) ...................................................... 5.000%   06/01/18             371
         250,000   East Bay Municipal Utility District, Water System Revenue
                     (MBIA Insured) ..................................................... 5.250%   06/01/18             276
         350,000   El Paso De Robles CA Series C (MBIA Insured) ......................... 5.250%   08/01/17             386
       1,000,000   Fresno CA Sewer Revenue Series A-1 (AMBAC Insured) ................... 5.250%   09/01/19           1,151
         115,000   Grossmont Union High School District, Election of 2004 (FSA Insured) . 5.000%   08/01/13             129
         250,000   Grossmont Union High School District, Election of 2004 (FSA Insured) . 5.000%   08/01/15             277
       1,050,000   Kings River Conservation District, Pine Flat Power Revenue Series E .. 5.125%   01/01/17           1,132
         450,000   Larkspur School District Series A .................................... 5.125%   08/01/18             490
       1,100,000   Lodi Unified School District (MBIA Insured) .......................... 5.000%   08/01/18           1,190
         300,000   Los Angeles CA Certificate Participation Real Property Program
                    (AMBAC Insured) ..................................................... 5.250%   04/01/19             331
         300,000   Los Angeles CA Community College District Series B (FSA Insured) ..... 5.000%   08/01/18             328
       1,565,000   Los Angeles CA Series A (MBIA Insured) ............................... 5.000%   09/01/17           1,695
       2,000,000   Los Angeles CA Series A (MBIA Insured) ............................... 5.000%   09/01/18           2,186
       1,000,000   Los Angeles CA Unified School District, Election of 1997 Series F
                     (FSA Insured) ...................................................... 5.000%   07/01/16           1,105
         150,000   Los Angeles Community College District Series B (FSA Insured) ........ 5.000%   08/01/12             168
         250,000   Los Angeles County Metropolitan Transportation Authority,
                     Sales Tax Revenue, Series B (MBIA Insured) ......................... 5.000%   07/01/19             271
       2,000,000   Los Angeles County Sanitation Districts Financing Authority,
                     Series A (FSA Insured) ............................................. 5.000%   10/01/17           2,202
       1,000,000   Los Angeles County Transportation Authority, Sales Tax Revenue
                     (FSA Insured) ...................................................... 5.000%   07/01/15           1,080
         300,000   Los Angeles Department of Water & Power, Power System Series A
                     Subseries A-2 (MBIA Insured) ....................................... 5.000%   07/01/16             331
         510,000   Los Angeles Department of Water & Power, Waterworks Revenue
                     Series C (MBIA Insured) ............................................ 5.250%   07/01/18             574
       1,000,000   Los Osos CA Community Services, Wastewater Assessment District
                     (MBIA Insured) ..................................................... 5.000%   09/02/17           1,100
         400,000   Nevada Joint Union High School District Series A (FSA Insured) ....... 5.000%   08/01/19             431
         500,000   Peralta California Community College District(AMBAC Insured) ......... 5.350%   08/01/17             550
         500,000   Redwood City School District (FGIC Insured) .......................... 5.000%   07/15/19             539

   The accompanying notes are an integral part of these financial statements.


48  FREMONT MUTUAL FUNDS

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

    Face Amount/                                                                        Interest   Maturity    Value (000s)
          Shares   Issuer                                                                 Rate       Date       (Note 1)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (Cont.)

$      2,000,000   Sacramento MUD, Electric Revenue 1997 Series L
                     (MBIA Insured) ..................................................... 5.125%   07/01/15   $       2,178
         250,000   Sacramento Municipal Utility District, Electric
                     Revenue Series P (FSA Insured) ..................................... 5.250%   08/15/17             280
       1,000,000   Saddleback Valley Unified School District CA (FSA Insured) ........... 5.000%   08/01/17           1,109
         500,000   San Diego CA Unified School District Series C (FSA Insured) .......... 5.000%   07/01/19             543
       1,030,000   San Diego Unified School District Series C (FSA Insured) ............. 5.000%   07/01/16           1,158
       1,615,000   San Diego Unified School District, Election 1998 Series E
                     (FSA Insured) ...................................................... 5.250%   07/01/17           1,836
         500,000   San Jose CA Library, Parks & Public Safety Projects .................. 5.000%   09/01/19             537
       1,500,000   San Jose Evergreen Community College District Series A
                     (AMBAC Insured) .................................................... 5.000%   09/01/19           1,643
         150,000   San Jose Evergreen Community College District, 2006
                     Crossover Series B (AMBAC Insured) ................................. 5.000%   09/01/11             168
         700,000   San Jose Evergreen Community College District,
                     2010 Crossover Series C (AMBAC Insured) ............................ 5.000%   09/01/14             791
         500,000   San Jose Evergreen Community College District,
                     2010 Crossover Series C (AMBAC Insured) ............................ 5.250%   09/01/16             569
         500,000   San Mateo CA Union High School District, Election
                     of 2000 Series A (FGIC Insured) .................................... 5.375%   09/01/17             576
         500,000   San Rafael City High School District, Election of
                     2002 Series B (FGIC Insured) ....................................... 5.000%   08/01/16             553
         500,000   Santa Clara County, Fremont California Union High
                     School District Series B (FGIC Insured) ............................ 5.250%   09/01/19             548
         490,000   Santa Clara Valley Water District, Certificates
                     of Participation Series A (FGIC Insured) ........................... 5.000%   02/01/17             541
         655,000   Santa Clara Valley Water District, Certificates
                     of Participation Series A (FGIC Insured) ........................... 5.000%   02/01/18             716
         730,000   Santa Rosa High School District, Election 2002
                     (MBIA Insured) ..................................................... 5.000%   08/01/19             793
         305,000   Southwestern Community College District, Election
                     2000 (FGIC Insured) ................................................ 5.000%   08/01/18             336
         700,000   State of California Economic Recovery Series A ....................... 5.000%   07/01/16             756
         500,000   State of California Economic Recovery Series A
                     (FGIC Insured) ..................................................... 5.250%   07/01/14             572
         600,000   State of California Economic Recovery Series C-1
                     (ST GTD Insured) ................................................... 1.050%   07/01/23             600
         300,000   University of California, Series B (AMBAC Insured) ................... 5.250%   05/15/15             340
                                                                                                              -------------
TOTAL MUNICIPAL BONDS (Cost $46,971)                                                                                 49,484
                                                                                                              -------------
SHORT-TERM INVESTMENTS 1.7%

         622,033   Provident Institutional Fund: Municipal Fund for California Investors, Inc. ............             622
         241,600   SSGA Prime Money Market Fund ...........................................................             241
                                                                                                              -------------

TOTAL SHORT-TERM INVESTMENTS (Cost $863)                                                                                863
                                                                                                              -------------

TOTAL INVESTMENTS (Cost $47,834), 99.1%                                                                              50,347
                                                                                                              -------------

OTHER ASSETS AND LIABILITIES, NET, 0.9%                                                                                 437
                                                                                                              -------------

NET ASSETS, 100.0%                                                                                            $      50,784
                                                                                                              =============

At October 31, 2004, 92% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 25% of net assets are as follows:
FSA, 32% and MBIA, 27%.

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 52.

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  49

                            FREMONT MONEY MARKET FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest   Maturity    Value (000s)
     Face Amount   Issuer                                                                 Rate       Date       (Note 1)
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 99.9%

CONSUMER DURABLES 9.3%

$      3,700,000   BMW US Capital LLC** ................................................. 1.840%   11/01/04   $       3,700
       5,000,000   Coca-Cola Enterprises** .............................................. 1.820%   12/14/04           4,989
       5,000,000   International Lease Finance Corp ..................................... 1.830%   12/01/04           4,992
       5,000,000   International Lease Finance Corp ..................................... 1.930%   12/22/04           4,986
      10,000,000   Sharp Electronics Corp ............................................... 1.770%   11/01/04          10,000
      10,000,000   Sharp Electronics Corp ............................................... 1.780%   11/09/04           9,996
       5,000,000   Siemens Capital Corp ................................................. 1.960%   12/22/04           4,986
      10,000,000   Siemens Capital Corp ................................................. 1.960%   12/28/04           9,969
       5,000,000   Unilever Capital Corp.** ............................................. 1.870%   12/10/04           4,990
                                                                                                              -------------
                                                                                                                     58,608
                                                                                                              -------------
CONSUMER NON-DURABLES 7.1%

       5,000,000  Canadian Wheat Board .................................................. 1.580%   12/01/04           4,993
      10,000,000  Canadian Wheat Board .................................................. 1.580%   12/02/04           9,986
      10,000,000  Canadian Wheat Board .................................................. 2.090%   03/30/05           9,913
      10,000,000  Coca-Cola Co .......................................................... 1.730%   11/22/04           9,990
      10,000,000  Nestle Capital Corp.** ................................................ 1.840%   12/16/04           9,977
                                                                                                              -------------
                                                                                                                     44,859
                                                                                                              -------------
FINANCIAL SERVICES (BANKS) 21.3%

      10,000,000   Abbey National North America Corp .................................... 1.750%   12/02/04           9,985
      10,000,000   Abbey National North America Corp .................................... 1.810%   12/06/04           9,982
      10,000,000   Banque Et Caisse D'Espargne De L'Etat ................................ 1.650%   11/10/04           9,996
       5,000,000   Banque Et Caisse D'Espargne De L'Etat ................................ 2.010%   03/21/05           4,961
      10,000,000   Danske Corp .......................................................... 1.815%   12/17/04           9,977
      10,000,000   Forenings Sparbanken AB .............................................. 1.790%   12/08/04           9,982
      10,000,000   HBOS Treasury Services PLC ........................................... 1.850%   12/20/04           9,934
      10,000,000   Lloyds TBS Bank PLC .................................................. 1.960%   03/10/05           9,930
      10,000,000   Lloyds TBS Bank PLC .................................................. 2.050%   03/10/05           9,927
      10,000,000   Nordea North America, Inc ............................................ 1.710%   11/29/04           9,987
       5,000,000   Rabobank USA Financial Corp .......................................... 1.950%   01/28/05           4,976
       5,000,000   Svenska Handelsbanken, Inc ........................................... 1.850%   12/06/04           4,991
      10,000,000   Toyota Credit de Puerto Rico Corp .................................... 1.770%   11/08/04           9,997
      10,000,000   Toyota Credit de Puerto Rico Corp .................................... 1.830%   12/03/04           9,984
      10,000,000   UBS Finance (Delaware) LLC ........................................... 1.780%   11/15/04           9,993
                                                                                                              -------------
                                                                                                                    134,602
                                                                                                              -------------
FINANCIAL SERVICES (OTHER) 32.4%

      10,000,000   Alliance & Leicester PLC** ........................................... 1.800%   12/09/04           9,981
      10,000,000   Alliance & Leicester PLC** ........................................... 1.860%   12/15/04           9,977
      10,000,000   Allianz of America Finance Corp.** ................................... 1.650%   11/01/04          10,000
      10,000,000   American Express Credit Corp ......................................... 1.730%   11/04/04           9,999
       5,000,000   American General Finance Corp ........................................ 1.800%   12/13/04           4,989
      10,000,000   American General Finance Corp ........................................ 1.870%   12/23/04           9,973
      10,000,000   CBA (Delaware) Finance, Inc .......................................... 1.870%   12/29/04           9,970
      10,000,000   CBA (Delaware) Finance, Inc .......................................... 2.130%   04/14/05           9,903
      10,000,000   CIT Group, Inc ....................................................... 1.780%   11/30/04           9,986
       5,000,000   CIT Group, Inc ....................................................... 1.900%   12/22/04           4,987
       5,000,000   CIT Group, Inc ....................................................... 1.970%   12/21/04           4,986
      10,000,000   General Electric Capital Corp ........................................ 1.580%   11/01/04           9,993
       5,000,000   General Electric Capital Corp ........................................ 1.590%   11/10/04           4,990
      10,000,000   General Electric Capital Corp ........................................ 1.800%   12/15/04           9,908
      10,000,000   Household Finance Co ................................................. 1.800%   11/24/04           9,989
      10,000,000   Household Finance Co ................................................. 1.860%   12/07/04           9,981
      15,000,000   KFW International Finance** .......................................... 2.120%   04/08/05          14,860
      10,000,000   KFW International Finance** .......................................... 2.140%   05/11/05           9,886
      10,000,000   Prudential Funding LLC** ............................................. 1.670%   11/03/04           9,999

   The accompanying notes are an integral part of these financial statements.


50  FREMONT MUTUAL FUNDS

                            FREMONT MONEY MARKET FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest   Maturity    Value (000s)
     Face Amount   Issuer                                                                 Rate       Date       (Note 1)
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (OTHER) (Cont.)
$     10,000,000   Prudential Funding LLC** ............................................. 1.820%   12/15/04   $       9,978
      10,000,000   Swiss Re Financial Products Corp.** .................................. 1.720%   11/23/04           9,989
      10,000,000   Swiss Re Financial Products Corp.** .................................. 2.030%   03/21/05           9,921
                                                                                                              -------------
                                                                                                                    204,245
                                                                                                              -------------
FOREIGN GOVERNMENT 1.6%

      10,000,000   Province of British Columbia ......................................... 1.980%   03/15/05           9,926
                                                                                                              -------------
                                                                                                                      9,926
                                                                                                              -------------
HEALTH CARE  3.8%

       9,305,000   Bristol Myers Squibb Co.** ........................................... 1.850%   11/17/04           9,297
       5,000,000   Pfizer, Inc.** ....................................................... 2.010%   03/03/05           4,966
      10,000,000   Pfizer, Inc.** ....................................................... 2.080%   03/18/05           9,921
                                                                                                              -------------
                                                                                                                     24,184
                                                                                                              -------------
RAW MATERIALS 6.3%

      10,000,000   Du Pont (E.I.) de Nemours & Co ....................................... 1.740%   11/18/04           9,992
       5,000,000   Du Pont (E.I.) de Nemours & Co ....................................... 1.840%   12/20/04           4,987
       5,000,000   Du Pont (E.I.) de Nemours & Co ....................................... 1.870%   12/20/04           4,987
      10,000,000   Exxon Asset Management Co.** ......................................... 1.730%   11/05/04           9,998
      10,000,000   Statoil .............................................................. 1.840%   11/19/04           9,991
                                                                                                              -------------
                                                                                                                     39,955
                                                                                                              -------------
U.S. GOVERNMENT & AGENCIES 18.1%

      10,000,000   FCDN, AN ............................................................. 1.180%   02/15/05           9,965
       5,000,000   FCDN, AN ............................................................. 1.270%   12/14/04           4,992
      10,000,000   FCDN, AN ............................................................. 1.600%   11/02/04          10,000
       5,000,000   FCDN, AN ............................................................. 2.070%   07/18/05           4,926
      10,000,000   FCDN, AN ............................................................. 2.130%   09/15/05           9,812
      10,000,000   FHLB, AN ............................................................. 1.180%   03/22/05           9,954
      10,000,000   FHLB, AN ............................................................. 1.260%   01/21/05           9,972
      10,000,000   FHLB, AN ............................................................. 2.250%   06/21/05           9,997
      10,000,000   FHLMC, AN ............................................................ 1.735%   12/27/04           9,973
      10,000,000   FHLMC, AN ............................................................ 1.870%   05/03/05           9,905
      10,000,000   FNMA, AN ............................................................. 1.320%   11/12/04           9,996
      10,000,000   FNMA, AN ............................................................. 2.130%   06/24/05           9,861
       5,000,000   HLDC, AN ............................................................. 2.080%   04/06/05           4,955
                                                                                                              -------------
                                                                                                                    114,308
                                                                                                              -------------

TOTAL COMMERCIAL PAPER (Cost $630,687)                                                                              630,687
                                                                                                              -------------
SHORT-TERM INVESTMENT 0.0%

          48,999   Repurchase Agreement, State Street Bank, 1.040%, 11/01/04
                   (Maturity Value $49) (Cost $49) Collateral: FNMA, 5.500%,
                   07/14/28 (Collateral Value $55) ........................................................              49
                                                                                                              -------------

TOTAL SHORT-TERM INVESTMENT (Cost $49)                                                                                   49
                                                                                                              -------------

TOTAL INVESTMENTS (Cost $630,736), 99.9%                                                                            630,736
                                                                                                              -------------

OTHER ASSETS AND LIABILITIES, NET, 0.1%                                                                                 621
                                                                                                              -------------

NET ASSETS, 100.0%                                                                                            $     631,357
                                                                                                              =============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 52.

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  51

                           FREMONT MUTUAL FUNDS, INC.
        Notes to Schedules of Investments in Securities and Net Assets -
                                October 31, 2004

The following footnotes and abbreviations relate to the Schedules of Investments in Securities and Net Assets on pages 27 through 51.

*     Non-income producing security.

** Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

(a)   Represents discount rate or yield to maturity at the date of acquisition.

(b)   Affiliated issuer. See Note 4 of "Notes to Financial Statements."

(c)   Variable rate security. The rate listed is as of October 31, 2004.

(d) Security with a value of zero and represents 0.00% of net assets for the Global and International Growth Funds. The security has been fair valued in good faith pursuant to guidelines established by the Board of Directors.

(e)   Inflationary bond.

(f)   Board valued and illiquid security.

(g)   Less than $1,000.

+ On deposit with broker for initial margin on futures contracts (Notes 1 and 3).

      PORTFOLIO ABBREVIATIONS

      ADR     American Depositary Receipt
      AG      Aktiengesellschaft
      AMBAC   American Municipal Bond Assurance Corp.
      AN      Agency Note
      ARM     Adjustable Rate Mortgage
      AS      Aksje Selskap
      BHD     Berhad
      BV      Betriebskostenverordnung
      CD      Certificate of Deposit
      CP      Commercial Paper
      CTFS    Certificates
      DN      Discount Note
      FGIC    Financial Guaranty Insurance Corp.
      FHLB    Federal Home Loan Bank
      FHLMC   Federal Home Loan Mortgage Corp.
      FNMA    Federal National Mortgage Association
      FRN     Floating Rate Note
      FSA     FSA Capital, Inc.
      GNMA    Government National Mortgage Association
      LLC     Limited Liability Corp.
      HLDC    Federal Home Loan Discount Note
      MBIA    Municipal Bond Investor Assuranc Corp.
      MTN     Medium Term Note
      MUD     Municipal Utility District
      NA      National Association
      NV      Nederland
      NZ      New Zealand
      PLC     Public Limited Company
      REIT    Real Estate Investment Trust
      REOC    Real Estate Operating Company
      SA      Sociedad Anonima FCDN Federal Farm Credit Discount Note
      SPA     Societa per Azioni
      ST GTD  State Guaranteed
      TBA     To Be Announced
      TOB     Tobacco
      USTB    U.S. Treasury Bill
      USTN    U.S. Treasury Note

      CURRENCY ABBREVIATIONS

      AU$     Australian Dollar
      (pound) British Pound
      CN$     Canadian Dollar
      DM      Deutsche Mark
      (euro)  Euro
      (Y)     Japanese Yen
      NK      Norwegian Kroner
      NZ$     New Zealand Dollar
      SG$     Singapore Dollar
      $       U.S. Dollar

   The accompanying notes are an integral part of these financial statements.


52  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
        Notes to Schedules of Investments in Securities and Net Assets -
                                October 31, 2004

COUNTRY DIVERSIFICATION TABLE

 Country     Country                                                      International
  Code       Name                                   Global Fund             Growth Fund       Bond Fund
-------------------------------------------------------------------------------------------------------
   AU        Australia                                 1.3%                     5.4%              --
   AW        Aruba                                      --                       --              0.2%
   BM        Bermuda                                   0.6%                      --               --
   BR        Brazil                                     --                       --              0.9%
   CA        Canada                                    3.7%                     4.2%              --
   KY        Cayman Islands                            0.3%                      --
   DK        Denmark                                   0.3%                     2.9%              --
   FI        Finland                                   0.6%                      --               --
   FR        France                                    8.5%                    16.0%              --
   DE        Germany                                   1.9%                     7.6%              --
   HK        Hong Kong                                 0.5%                     4.4%              --
   IE        Ireland                                   0.1%                      --               --
   IL        Israel                                    0.1%                      --               --
   IN        India                                     0.3%                      --               --
   IT        Italy                                     0.3%                     2.5%              --
   JP        Japan                                     1.3%                     7.8%              --
   KZ        Kazakhstan                                0.4%                      --               --
   MX        Mexico                                    1.1%                      --              0.8%
   NL        Netherlands                               2.1%                    10.3%              --*
   NO        Norway                                    0.9%                      --               --
   PA        Panama                                     --                       --              0.1%
   PU        Peru                                       --                       --              1.2%
   RS        Russia                                     --                       --               --*
   SG        Singapore                                 0.3%                      --               --
   ES        Spain                                     1.3%                     2.5%              --
   SE        Sweden                                    0.1%                     1.2%              --
   CH        Switzerland                               2.0%                    10.5%              --
   UK        United Kingdom                            6.7%                    23.2%             4.2%
   US        United States                            65.8%                     1.3%           104.3%
                                                     -----------------------------------------------
                                                     100.5%                    99.8%           111.7%
             Other assets and liabilities, net        (0.5%)                    0.2%           (11.7%)
                                                     -----------------------------------------------
                                                     100.0%                   100.0%           100.0%
                                                     ===============================================

             *Less than 0.1%.

The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  53

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                                               International     Large Cap     Large Cap
                                                                    Global         Growth          Value         Growth
                                                                     Fund           Fund           Fund           Fund
                                                                   -----------------------------------------------------
ASSETS:

    Investments in securities at cost                              $ 205,458      $  45,098      $   8,436      $  21,151
    Repurchase agreements at cost                                      1,699            653            117            265
                                                                   ---------      ---------      ---------      ---------

        TOTAL INVESTMENTS AT COST                                  $ 207,157      $  45,751      $   8,553      $  21,416
                                                                   =========      =========      =========      =========

    Investments in securities at value                             $ 237,812      $  50,281      $  10,007      $  26,032
    Repurchase agreements at value                                     1,699            653            117            265
    Cash                                                                  34             65             --             --
    Deposits with brokers for futures                                     --             --             --             --
    Dividends and interest receivable                                  1,252             51             15              6
    Receivable for securities sold                                        37             --             --             --
    Receivable from sale of fund shares                                   30             84              1            148
    Receivable from Advisor                                               --             24             --             50
    Variation margin receivable                                           --             --             --             --
    Other receivables                                                      2              3             --             --
    Unrealized appreciation on foreign currency contracts                 73             --             --             --
    Prepaid expenses                                                      20             10              3              6
                                                                   ---------      ---------      ---------      ---------

        TOTAL ASSETS                                                 240,959         51,171         10,143         26,507
                                                                   ---------      ---------      ---------      ---------
LIABILITIES:
    Payable for securities purchased                                      45             --             --             --
    Payable for fund shares redeemed                                     143             29             --             --
    Unrealized depreciation on foreign currency contracts              2,027             --             --             --
    Accrued expenses:
        Investment advisory and administrative fees                      150             49             10             24
        Other                                                            158             49             39             47
                                                                   ---------      ---------      ---------      ---------

        TOTAL LIABILITIES                                              2,523            127             49             71
                                                                   ---------      ---------      ---------      ---------

NET ASSETS                                                         $ 238,436      $  51,044      $  10,094      $  26,436
                                                                   =========      =========      =========      =========
Net assets consist of:
    Paid-in capital                                                $ 309,309      $  61,226      $  20,722      $  21,945
    Undistributed net investment income                                1,926            165             55             --
    Unrealized appreciation on investments and futures                32,398          5,183          1,571          4,881
    Unrealized appreciation (depreciation) on foreign currency
      contracts and other assets and liabilities                      (1,913)             5             --             --
    Accumulated net realized gain (loss)                            (103,284)       (15,535)       (12,254)          (390)
                                                                   ---------      ---------      ---------      ---------

NET ASSETS                                                         $ 238,436      $  51,044      $  10,094      $  26,436
                                                                   =========      =========      =========      =========
SHARES OF CAPITAL STOCK OUTSTANDING                                   19,568          6,201          1,207          2,809
                                                                   =========      =========      =========      =========
NET ASSET VALUE PER SHARE
    (Net Assets / Shares of Capital Stock Outstanding)             $   12.19      $    8.23      $    8.37      $    9.41
                                                                   =========      =========      =========      =========

                                                                   Structured        U.S.           U.S.       Real Estate
                                                                      Core         Small Cap      Micro-Cap     Securities
                                                                      Fund           Fund           Fund           Fund
                                                                    -------------------------------------------------------
ASSETS:

    Investments in securities at cost                               $  64,514      $  40,976      $ 458,933      $  24,468
    Repurchase agreements at cost                                         511          2,327         12,774            440
                                                                    ---------      ---------      ---------      ---------

        TOTAL INVESTMENTS AT COST                                   $  65,025      $  43,303      $ 471,707      $  24,908
                                                                    =========      =========      =========      =========

    Investments in securities at value                              $  72,295      $  51,713      $ 477,604      $  28,152
    Repurchase agreements at value                                        511          2,327         12,774            440
    Cash                                                                   --             --             --             --
    Deposits with brokers for futures                                      32             --             --             --
    Dividends and interest receivable                                     101              2             61             33
    Receivable for securities sold                                         --            425          3,401             --
    Receivable from sale of fund shares                                     7             72            503              9
    Receivable from Advisor                                                --              4             --             17
    Variation margin receivable                                             1             --             --             --
    Other receivables                                                      --             --              3             --
    Unrealized appreciation on foreign currency contracts                  --             --             --             --
    Prepaid expenses                                                       13             15             --              5
                                                                    ---------      ---------      ---------      ---------

        TOTAL ASSETS                                                   72,960         54,558        494,346         28,656
                                                                    ---------      ---------      ---------      ---------
LIABILITIES:
    Payable for securities purchased                                       --            336          1,741             --
    Payable for fund shares redeemed                                        2              8          1,462             --
    Unrealized depreciation on foreign currency contracts                  --             --             --             --
    Accrued expenses:
        Investment advisory and administrative fees                        31             52            616             23
        Other                                                              49             61             --             47
                                                                    ---------      ---------      ---------      ---------

        TOTAL LIABILITIES                                                  82            457          3,819             70
                                                                    ---------      ---------      ---------      ---------

NET ASSETS                                                          $  72,878      $  54,101      $ 490,527      $  28,586
                                                                    =========      =========      =========      =========
Net assets consist of:
    Paid-in capital                                                 $  73,645      $  78,402      $ 575,477      $  22,085
    Undistributed net investment income                                   550             --             --             --
    Unrealized appreciation on investments and futures                  7,783         10,737         18,671          3,684
    Unrealized appreciation (depreciation) on foreign currency
      contracts and other assets and liabilities                           --             --             --             --
    Accumulated net realized gain (loss)                               (9,100)       (35,038)      (103,621)         2,817
                                                                    ---------      ---------      ---------      ---------

NET ASSETS                                                          $  72,878      $  54,101      $ 490,527      $  28,586
                                                                    =========      =========      =========      =========
SHARES OF CAPITAL STOCK OUTSTANDING                                     6,272          4,874         17,605          2,242
                                                                    =========      =========      =========      =========
NET ASSET VALUE PER SHARE
    (Net Assets / Shares of Capital Stock Outstanding)              $   11.62      $   11.10      $   27.86      $   12.75
                                                                    =========      =========      =========      =========

   The accompanying notes are an integral part of these financial statements.


                          54 & 55 FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                                               California
                                                                 Bond          Intermediate    Money Market
                                                                 Fund         Tax-Free Fund        Fund
                                                              ---------------------------------------------
ASSETS:

    Investments in securities at cost                         $   928,594      $    47,834     $   630,687
    Repurchase agreements at cost                                   9,547               --              49
                                                              -----------      -----------     -----------

        TOTAL INVESTMENTS AT COST                             $   938,141      $    47,834     $   630,736
                                                              ===========      ===========     ===========

    Investments in securities at value                        $   942,620      $    50,347     $   630,687
    Repurchase agreements at value                                  9,547               --              49
    Cash                                                            3,654               --              --
    Dividends and interest receivable                               2,421              565              81
    Receivable for securities sold                                 44,268               --              --
    Receivable from sale of fund shares                             1,504               40           1,007
    Receivable from Advisor                                            15                6              --
    Variation margin receivable                                       591               --              --
    Swap premiums paid                                                744               --              --
    Unrealized appreciation on foreign currency contracts             347               --              --
    Unrealized appreciation on swaps                                4,127               --              --
    Prepaid expenses                                                   53                3              40
    Other assets                                                        8               --              --
                                                              -----------      -----------     -----------

        TOTAL ASSETS                                            1,009,899           50,961         631,864
                                                              -----------      -----------     -----------

LIABILITIES:

    Liabilities for options written                                 2,828               --              --
    Income dividend payable                                           203               99               4
    Payable for short sales (proceeds $4,836)                       4,961               --              --
    Payable for securities purchased                              143,683               --              --
    Payable for fund shares redeemed                                1,366               24             243
    Swap premiums received                                          2,766               --              --
    Unrealized depreciation on foreign currency contracts             109               --              --
    Unrealized depreciation on swaps                                  558               --              --
    Accrued expenses:
        Investment advisory and administrative fees                   393               22             193
        Other                                                         233               32              67
                                                              -----------      -----------     -----------

        TOTAL LIABILITIES                                         157,100              177             507
                                                              -----------      -----------     -----------

NET ASSETS                                                    $   852,799      $    50,784     $   631,357
                                                              ===========      ===========     ===========

Net assets consist of:
    Paid-in capital                                           $   809,214      $    47,364     $   631,530
    Undistributed net investment income (loss)                       (379)              79              --
    Unrealized appreciation on investments,
      options, swaps and futures                                   20,237            2,513              --
    Unrealized appreciation on foreign currency
      contracts and other assets and liabilities                      239               --              --
    Accumulated net realized gain (loss)                           23,488              828            (173)
                                                              -----------      -----------     -----------

NET ASSETS                                                    $   852,799      $    50,784     $   631,357
                                                              ===========      ===========     ===========
SHARES OF CAPITAL STOCK OUTSTANDING                                79,058            4,545         631,530
                                                              ===========      ===========     ===========

NET ASSET VALUE PER SHARE
    (Net Assets / Shares of Capital Stock Outstanding)        $     10.79      $     11.17     $      1.00
                                                              ===========      ===========     ===========

   The accompanying notes are an integral part of these financial statements.


56  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.

                       This page left blank intentionally


                                                        FREMONT MUTUAL FUNDS  57

                           FREMONT MUTUAL FUNDS, INC.
                           Year Ended October 31, 2004

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                                                    International  Large Cap     Large Cap
                                                                        Global         Growth        Value        Growth
                                                                         Fund          Fund          Fund          Fund
                                                                        ---------------------------------------------------
INVESTMENT INCOME:
    Dividends                                                           $  2,521      $    966      $    187      $    152
    Interest                                                               3,253             5             1             2
                                                                        --------      --------      --------      --------

        TOTAL INCOME*                                                      5,774           971           188           154
                                                                        --------      --------      --------      --------
EXPENSES:
    Investment advisory and administrative fees                            1,814           542            92           278
    Shareholder servicing fees                                               134            93            55           103
    Custody fees                                                             103            21             3             4
    Accounting fees                                                          245            12             5             6
    Audit and legal fees                                                      50            35            33            35
    Directors' fees                                                           30            11             8             9
    Registration fees                                                         22            15            14            15
    Reports to shareholders                                                   20            17             7             8
    Other                                                                     50             9             7             7
                                                                        --------      --------      --------      --------

        TOTAL EXPENSES BEFORE REDUCTIONS                                   2,468           755           224           465
    Expenses waived and/or reimbursed by Advisor                              --           (49)         (101)         (111)
                                                                        --------      --------      --------      --------

        TOTAL NET EXPENSES                                                 2,468           706           123           354
                                                                        --------      --------      --------      --------

            NET INVESTMENT INCOME (LOSS)                                   3,306           265            65          (200)
                                                                        --------      --------      --------      --------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY:

    Net realized gain (loss) from:
        Investments                                                       11,547            32           697           571
        Futures                                                               22            --            --            --
        Swaps                                                                (86)           --            --            --
        Foreign currency transactions                                     (1,860)          677            --            --
    Net unrealized appreciation (depreciation) on:
        Investments, futures and swaps                                     8,347         5,204           398         1,629
        Translation of assets and liabilities in foreign currencies          (71)            3            --            --
                                                                        --------      --------      --------      --------

        NET REALIZED AND UNREALIZED GAIN FROM
          INVESTMENTS AND FOREIGN CURRENCY                                17,899         5,916         1,095         2,200
                                                                        --------      --------      --------      --------

            NET INCREASE (DECREASE) IN NET ASSETS RESULTING
              FROM OPERATIONS                                           $ 21,205      $  6,181      $  1,160      $  2,000
                                                                        ========      ========      ========      ========

                                                                        Structured      U.S.          U.S.       Real Estate
                                                                           Core       Small Cap     Micro-Cap     Securities
                                                                           Fund         Fund          Fund           Fund
                                                                        ----------------------------------------------------
INVESTMENT INCOME:
    Dividends                                                            $  1,287      $     72      $  1,065      $  1,227
    Interest                                                                    8            15            81             5
                                                                         --------      --------      --------      --------

        TOTAL INCOME*                                                       1,295            87         1,146         1,232
                                                                         --------      --------      --------      --------
EXPENSES:
    Investment advisory and administrative fees                               368           593         8,973           295
    Shareholder servicing fees                                                 89           124            --            94
    Custody fees                                                               14            24            --            12
    Accounting fees                                                            16            12            --             6
    Audit and legal fees                                                       34            32            --            37
    Directors' fees                                                            15            12            --            10
    Registration fees                                                          17            16            --            15
    Reports to shareholders                                                    18            18            --            15
    Other                                                                      12            12            --             9
                                                                         --------      --------      --------      --------

        TOTAL EXPENSES BEFORE REDUCTIONS                                      583           843         8,973           493
    Expenses waived and/or reimbursed by Advisor                               --           (17)           --           (50)
                                                                         --------      --------      --------      --------

        TOTAL NET EXPENSES                                                    583           826         8,973           443
                                                                         --------      --------      --------      --------

            NET INVESTMENT INCOME (LOSS)                                      712          (739)       (7,827)          789
                                                                         --------      --------      --------      --------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY:

    Net realized gain (loss) from:
        Investments                                                         9,480           464        98,930         5,943
        Futures                                                                60            --            --            --
        Swaps                                                                  --            --            --            --
        Foreign currency transactions                                          --            --            --            --
    Net unrealized appreciation (depreciation) on:
        Investments, futures and swaps                                     (2,892)        1,242       (96,203)           84
        Translation of assets and liabilities in foreign currencies            --            --            --            --
                                                                         --------      --------      --------      --------

        NET REALIZED AND UNREALIZED GAIN FROM
          INVESTMENTS AND FOREIGN CURRENCY                                  6,648         1,706         2,727         6,027
                                                                         --------      --------      --------      --------

            NET INCREASE (DECREASE) IN NET ASSETS RESULTING
              FROM OPERATIONS                                            $  7,360      $    967      $ (5,100)     $  6,816
                                                                         ========      ========      ========      ========

* Net of foreign taxes withheld of $82 for the Global Fund and $126 for the International Growth Fund.


   The accompanying notes are an integral part of these financial statements.


                          58 & 59 FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           Year Ended October 31, 2004

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                                                      California
                                                                                     Intermediate
                                                                           Bond        Tax-Free       Money
                                                                           Fund       Fund Fund      Market
                                                                        ------------------------------------
INVESTMENT INCOME:
    Dividends                                                           $  1,385      $     --      $     --
    Interest                                                              22,419         2,250         7,878
                                                                        --------      --------      --------

        TOTAL INCOME                                                      23,804         2,250         7,878
                                                                        --------      --------      --------
EXPENSES:
    Investment advisory and administrative fees                            4,606           280         2,236
    Shareholder servicing fees                                               495            29           101
    Custody fees                                                             116             6            44
    Accounting fees                                                          140            13            84
    Audit and legal fees                                                      64            40            41
    Directors' fees                                                           83            12            63
    Registration fees                                                         40             2            24
    Reports to shareholders                                                  110             8            17
    Other                                                                    102             9            70
                                                                        --------      --------      --------
        TOTAL EXPENSES BEFORE REDUCTIONS                                   5,756           399         2,680
    Earned custody credits                                                    (5)           --            --
    Expenses waived and/or reimbursed by Advisor                            (726)          (97)           --
                                                                        --------      --------      --------

        TOTAL NET EXPENSES                                                 5,025           302         2,680
                                                                        --------      --------      --------

           NET INVESTMENT INCOME                                          18,779         1,948         5,198
                                                                        --------      --------      --------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY:
    Net realized gain (loss) from:
        Investments                                                        9,772           840          (150)
        Futures                                                           19,096            --            --
        Swaps                                                              1,132            --            --
        Options                                                            1,785            --            --
        Foreign currency transactions                                       (697)           --            --
    Net unrealized appreciation on:
        Investments, options, swaps and futures                              805           572            --
        Translation of assets and liabilities in foreign currencies          282            --            --
                                                                        --------      --------      --------
        NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
          INVESTMENTS AND FOREIGN CURRENCY                                32,175         1,412          (150)
                                                                        --------      --------      --------
          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                                             $ 50,954      $  3,360      $  5,048
                                                                        ========      ========      ========

   The accompanying notes are an integral part of these financial statements.


60  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.

                       This page left blank intentionally


                                                        FREMONT MUTUAL FUNDS  61

                           FREMONT MUTUAL FUNDS, INC.
                      Years ended October 31, 2004 and 2003

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                                                          International
                                                                                 Global                      Growth
                                                                                  Fund                        Fund
                                                                          ----------------------    ------------------------
                                                                             2004         2003         2004           2003
                                                                          ---------    ---------    ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
    From operations:
        Net investment income (loss)                                      $   3,306    $   8,496    $     265      $     194
        Net realized gain (loss) from:
            Investments, options, swaps and futures                          11,483      (43,541)          32           (203)
            Foreign currency transactions                                    (1,860)      13,559          677            217
        Net unrealized appreciation (depreciation) on:
            Investments, options, swaps and futures                           8,347      110,380        5,204          3,735
            Translation of assets and liabilities in foreign currencies         (71)      (2,141)           3             (3)
                                                                          ---------    ---------    ---------      ---------

                Net increase in net assets from operations                   21,205       86,753        6,181          3,940
                                                                          ---------    ---------    ---------      ---------

    Distributions to shareholders from:
        Net investment income                                                  (302)      (5,590)        (402)          (404)
        Paid-in capital                                                          --         (524)          --             --
                                                                          ---------    ---------    ---------      ---------

                Total distributions to shareholders                            (302)      (6,114)        (402)          (404)
                                                                          ---------    ---------    ---------      ---------

    From capital share transactions:
        Proceeds from shares sold                                            44,201      280,000       24,115         11,249
        Reinvested dividends                                                    299        6,064          279            227
        Payments for shares redeemed                                        (63,592)    (638,292)      (8,712)**      (8,515)**
                                                                          ---------    ---------    ---------      ---------

                Net increase (decrease) in net assets
                  from capital share transactions                           (19,092)    (352,228)      15,682          2,961
                                                                          ---------    ---------    ---------      ---------

        Net increase (decrease) in net assets                                 1,811     (271,589)      21,461          6,497
Net assets at beginning of year                                             236,625      508,214       29,583         23,086
                                                                          ---------    ---------    ---------      ---------

NET ASSETS AT END OF YEAR                                                 $ 238,436    $ 236,625    $  51,044      $  29,583
                                                                          =========    =========    =========      =========

Undistributed net investment income                                       $   1,926    $   1,851    $     165      $     402
                                                                          =========    =========    =========      =========
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                                      3,769       27,687        3,162          1,773
    Reinvested dividends                                                         25          594           37             37
    Redeemed                                                                 (5,403)     (60,600)      (1,103)        (1,360)
                                                                          ---------    ---------    ---------      ---------

        Net increase (decrease) from capital share transactions              (1,609)     (32,319)       2,096            450
                                                                          =========    =========    =========      =========
                                                                                 Large Cap                 Large Cap
                                                                                  Value                     Growth
                                                                                   Fund                      Fund
                                                                          ----------------------    ----------------------
                                                                             2004         2003         2004         2003
                                                                          ---------    ---------    ---------    ---------
INCREASE (DECREASE) IN NET ASSETS:
    From operations:
        Net investment income (loss)                                      $      65    $      89    $    (200)   $     (86)
        Net realized gain (loss) from:
            Investments, options, swaps and futures                             697       (5,432)         571         (575)
            Foreign currency transactions                                        --           --           --           --
        Net unrealized appreciation (depreciation) on:
            Investments, options, swaps and futures                             398        7,660        1,629        3,338
            Translation of assets and liabilities in foreign currencies          --           --           --           --
                                                                          ---------    ---------    ---------    ---------

                Net increase in net assets from operations                    1,160        2,317        2,000        2,677
                                                                          ---------    ---------    ---------    ---------

    Distributions to shareholders from:
        Net investment income                                                   (64)         (58)          --           --
        Paid-in capital                                                          --           --           --           --
                                                                          ---------    ---------    ---------    ---------

                Total distributions to shareholders                             (64)         (58)          --           --
                                                                          ---------    ---------    ---------    ---------

    From capital share transactions:
        Proceeds from shares sold                                             2,206        5,946        6,141       19,410
        Reinvested dividends                                                     64           58           --           --
        Payments for shares redeemed                                         (2,979)     (20,780)      (4,896)      (2,156)
                                                                          ---------    ---------    ---------    ---------

                Net increase (decrease) in net assets
                  from capital share transactions                              (709)     (14,776)       1,245       17,254
                                                                          ---------    ---------    ---------    ---------

        Net increase (decrease) in net assets                                   387      (12,517)       3,245       19,931
Net assets at beginning of year                                               9,707       22,224       23,191        3,260
                                                                          ---------    ---------    ---------    ---------

NET ASSETS AT END OF YEAR                                                 $  10,094    $   9,707    $  26,436    $  23,191
                                                                          =========    =========    =========    =========

Undistributed net investment income                                       $      55    $      54    $      --    $      --
                                                                          =========    =========    =========    =========
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                                        273          893          674        2,543
    Reinvested dividends                                                          8            9           --           --
    Redeemed                                                                   (376)      (3,327)        (541)        (278)
                                                                          ---------    ---------    ---------    ---------

        Net increase (decrease) from capital share transactions                 (95)      (2,425)         133        2,265
                                                                          =========    =========    =========    =========

** Net of redemption fee proceeds of $5 and $42 in 2004 and 2003, respectively.

   The accompanying notes are an integral part of these financial statements.


                          62 & 63 FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                      Years ended October 31, 2004 and 2003

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                           Structured                   U.S.
                                                                             Core                    Small Cap
                                                                             Fund                      Fund
                                                                    ----------------------    ----------------------
                                                                      2004         2003         2004         2003
                                                                    ---------    ---------    ---------    ---------
INCREASE (DECREASE) IN NET ASSETS:
    From operations:
        Net investment income (loss)                                $     712    $     523    $    (739)   $    (502)
        Net realized gain (loss) from:
          Investments, options, swaps and futures                       9,540        1,007          464      (11,457)
        Net unrealized appreciation (depreciation) on:
          Investments, options, swaps and futures                      (2,892)       9,463        1,242       22,820
                                                                    ---------    ---------    ---------    ---------

            Net increase (decrease) in net assets from operations       7,360       10,993          967       10,861
                                                                    ---------    ---------    ---------    ---------
    Distributions to shareholders from:
        Net investment income                                            (532)        (582)          --           --
        Net realized gains                                                 --           --           --           --
                                                                    ---------    ---------    ---------    ---------

            Total distributions to shareholders                          (532)        (582)          --           --
                                                                    ---------    ---------    ---------    ---------
    From capital share transactions:
        Proceeds from shares sold                                       5,039       13,944       34,391       68,353
        Reinvested dividends                                              526          575           --           --
        Payments for shares redeemed                                  (10,780)     (17,341)     (19,995)     (72,039)
                                                                    ---------    ---------    ---------    ---------
            Net increase (decrease) in net assets
              from capital share transactions                          (5,215)      (2,822)      14,396       (3,686)
                                                                    ---------    ---------    ---------    ---------
            Net increase (decrease) in net assets                       1,613        7,589       15,363        7,175
Net assets at beginning of year                                        71,265       63,676       38,738       31,563
                                                                    ---------    ---------    ---------    ---------

NET ASSETS AT END OF YEAR                                           $  72,878    $  71,265    $  54,101    $  38,738
                                                                    =========    =========    =========    =========

Undistributed net investment income                                 $     550    $     370    $      --    $      --
                                                                    =========    =========    =========    =========
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                                  457        1,505        3,082        7,909
    Reinvested dividends                                                   48           65           --           --
    Redeemed                                                             (966)      (1,890)      (1,808)      (8,431)
                                                                    ---------    ---------    ---------    ---------

        Net increase (decrease) from capital share transactions          (461)        (320)       1,274         (522)
                                                                    =========    =========    =========    =========

                                                                            U.S.                  Real Estate
                                                                          Micro-Cap                Securities
                                                                            Fund                     Fund
                                                                    ----------------------    ----------------------
                                                                      2004         2003         2004         2003
                                                                    ---------    ---------    ---------    ---------
INCREASE (DECREASE) IN NET ASSETS:
    From operations:
        Net investment income (loss)                                $  (7,827)   $  (6,719)   $     789    $   1,162
        Net realized gain (loss) from:
          Investments, options, swaps and futures                      98,930     (101,849)       5,943          495
        Net unrealized appreciation (depreciation) on:
          Investments, options, swaps and futures                     (96,203)     307,624           84        5,081
                                                                    ---------    ---------    ---------    ---------

            Net increase (decrease) in net assets from operations      (5,100)     199,056        6,816        6,738
                                                                    ---------    ---------    ---------    ---------
    Distributions to shareholders from:
        Net investment income                                              --           --         (789)      (1,533)
        Net realized gains                                                 --           --           (3)          --
                                                                    ---------    ---------    ---------    ---------

            Total distributions to shareholders                            --           --         (792)      (1,533)
                                                                    ---------    ---------    ---------    ---------
    From capital share transactions:
        Proceeds from shares sold                                      87,508      167,963       17,688       20,011
        Reinvested dividends                                               --           --          777        1,489
        Payments for shares redeemed                                 (165,558)    (194,410)     (25,470)     (17,319)
                                                                    ---------    ---------    ---------    ---------
            Net increase (decrease) in net assets
              from capital share transactions                         (78,050)     (26,447)      (7,005)       4,181
                                                                    ---------    ---------    ---------    ---------
            Net increase (decrease) in net assets                     (83,150)     172,609         (981)       9,386
Net assets at beginning of year                                       573,677      401,068       29,567       20,181
                                                                    ---------    ---------    ---------    ---------

NET ASSETS AT END OF YEAR                                           $ 490,527    $ 573,677    $  28,586    $  29,567
                                                                    =========    =========    =========    =========

Undistributed net investment income                                 $      --    $      --    $      --    $      --
                                                                    =========    =========    =========    =========
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                                3,010        7,860        1,554        2,163
    Reinvested dividends                                                   --           --           65          167
    Redeemed                                                           (5,790)      (9,242)      (2,308)      (1,885)
                                                                    ---------    ---------    ---------    ---------

        Net increase (decrease) from capital share transactions        (2,780)      (1,382)        (689)         445
                                                                    =========    =========    =========    =========

   The accompanying notes are an integral part of these financial statements.


                          64 & 65 FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                      Years ended October 31, 2004 and 2003

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                                                               California
                                                                                     Bond                      Intermediate
                                                                                     Fund                      Tax-Free Fund
                                                                          --------------------------    --------------------------
                                                                              2004           2003           2004           2003
                                                                          -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
        Net investment income                                             $    18,779    $    34,665    $     1,948    $     2,259
        Net realized gain (loss) from:
            Investments, options, swaps and futures                            31,785         23,403            840          1,090
            Foreign currency transactions                                        (697)         1,197             --             --
        Net unrealized appreciation (depreciation) on:
            Investments, options, swaps and futures                               805         16,274            572           (720)
            Translation of assets and liabilities in foreign currencies           282           (147)            --             --
                                                                          -----------    -----------    -----------    -----------

                Net increase in net assets from operations                     50,954         75,392          3,360          2,629
                                                                          -----------    -----------    -----------    -----------
    Distributions to shareholders from:
        Net investment income                                                 (19,978)       (42,931)        (1,948)        (2,253)
        Net realized gains                                                     (4,036)       (38,431)        (1,055)          (400)
                                                                          -----------    -----------    -----------    -----------

                Total distributions to shareholders                           (24,014)       (81,362)        (3,003)        (2,653)
                                                                          -----------    -----------    -----------    -----------
    From capital share transactions:
        Proceeds from shares sold                                             210,336        604,729          3,660         10,188
        Reinvested dividends                                                   23,295         72,817          1,303            944
        Payments for shares redeemed                                         (259,848)      (970,034)       (13,548)       (12,666)
                                                                          -----------    -----------    -----------    -----------
                Net (decrease) in net assets
                  from capital share transactions                             (26,217)      (292,488)        (8,585)        (1,534)
                                                                          -----------    -----------    -----------    -----------

    Net increase (decrease) in net assets                                         723       (298,458)        (8,228)        (1,558)
Net assets at beginning of year                                               852,076      1,150,534         59,012         60,570
                                                                          -----------    -----------    -----------    -----------

NET ASSETS AT END OF YEAR                                                 $   852,799    $   852,076    $    50,784    $    59,012
                                                                          ===========    ===========    ===========    ===========
Undistributed net investment income (loss)                                $      (379)   $    (2,192)   $        79    $        79
                                                                          ===========    ===========    ===========    ===========
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                                       19,886         57,383            331            922
    Reinvested dividends                                                        2,211          6,960            119             85
    Redeemed                                                                  (24,710)       (92,194)        (1,232)        (1,147)
                                                                          -----------    -----------    -----------    -----------

        Net (decrease) from capital share transactions                         (2,613)       (27,851)          (782)          (140)
                                                                          ===========    ===========    ===========    ===========

                                                                                Money Market
                                                                                    Fund
                                                                          --------------------------
                                                                              2004           2003
                                                                          -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
        Net investment income                                             $     5,198    $     7,550
        Net realized gain (loss) from:
            Investments, options, swaps and futures                              (150)            (2)
            Foreign currency transactions                                          --             --
        Net unrealized appreciation (depreciation) on:
            Investments, options, swaps and futures                                --             --
            Translation of assets and liabilities in foreign currencies            --             --
                                                                          -----------    -----------

                Net increase in net assets from operations                      5,048          7,548
                                                                          -----------    -----------
    Distributions to shareholders from:
        Net investment income                                                  (5,198)        (7,550)
        Net realized gains                                                         --             --
                                                                          -----------    -----------

                Total distributions to shareholders                            (5,198)        (7,550)
                                                                          -----------    -----------
    From capital share transactions:
        Proceeds from shares sold                                             508,586        560,644
        Reinvested dividends                                                    5,575          7,105
        Payments for shares redeemed                                         (584,241)      (736,265)
                                                                          -----------    -----------
                Net (decrease) in net assets
                  from capital share transactions                             (70,080)      (168,516)
                                                                          -----------    -----------

    Net increase (decrease) in net assets                                     (70,230)      (168,518)
Net assets at beginning of year                                               701,587        870,105
                                                                          -----------    -----------

NET ASSETS AT END OF YEAR                                                 $   631,357    $   701,587
                                                                          ===========    ===========
Undistributed net investment income (loss)                                $        --    $        --
                                                                          ===========    ===========
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                                      508,586        560,645
    Reinvested dividends                                                        5,575          7,105
    Redeemed                                                                 (584,241)      (736,265)
                                                                          -----------    -----------

        Net (decrease) from capital share transactions                        (70,080)      (168,515)
                                                                          ===========    ===========

   The accompanying notes are an integral part of these financial statements.


                          66 & 67 FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2004

FREMONT GLOBAL FUND                                                           Year Ended October 31
---------------------------------------------------------------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
    For one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD             $    11.17     $     9.50     $    10.65     $    13.52     $    14.75
                                                     ----------     ----------     ----------     ----------     ----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income(6)                            .18            .27            .15            .24            .39
        Net realized and unrealized gain (loss)(6)          .86           1.52          (1.18)         (2.56)           .89
                                                     ----------     ----------     ----------     ----------     ----------
            Total income (loss) from
              investment operations                        1.04           1.79          (1.03)         (2.32)          1.28
                                                     ----------     ----------     ----------     ----------     ----------
    LESS DISTRIBUTIONS
        From net investment income                         (.02)          (.10)          (.12)          (.16)          (.54)
        From net realized gains                              --             --             --           (.36)         (1.97)
        Return of capital distribution                       --           (.02)            --           (.03)            --
                                                     ----------     ----------     ----------     ----------     ----------

            Total distributions                            (.02)          (.12)          (.12)          (.55)         (2.51)
                                                     ----------     ----------     ----------     ----------     ----------

    NET ASSET VALUE, END OF PERIOD                   $    12.19     $    11.17     $     9.50     $    10.65     $    13.52
                                                     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                               9.27%         18.94%         (9.85)%       (17.77)%         8.86%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)         $  238,436     $  236,625     $  508,214     $  602,131     $  799,490
    Ratio of net expenses to average net assets            1.02%           .95%           .95%           .93%           .90%
    Ratio of net investment income to
      average net assets(6)                                1.37%          1.74%          1.43%          1.97%          2.54%
    Portfolio turnover rate                                  56%            73%           104%           173%           112%

FREMONT INTERNATIONAL GROWTH FUND                                             Year Ended October 31
---------------------------------------------------------------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
    For one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD             $     7.21     $     6.32     $     7.50     $    12.13     $    13.01
                                                     ----------     ----------     ----------     ----------     ----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income                               .02            .05            .13            .16             --(4)
        Net realized and unrealized gain (loss)            1.07            .94          (1.42)         (3.81)          (.28)
                                                     ----------     ----------     ----------     ----------     ----------
            Total income (loss) from
              investment operations                        1.09            .99          (1.29)         (3.65)          (.28)
                                                     ----------     ----------     ----------     ----------     ----------
    LESS DISTRIBUTIONS
        From net investment income                         (.07)          (.11)            --(4)        (.15)          (.02)
        From net realized gains                              --             --             --           (.83)          (.58)
                                                     ----------     ----------     ----------     ----------     ----------

            Total distributions                            (.07)          (.11)            --(4)        (.98)          (.60)
                                                     ----------     ----------     ----------     ----------     ----------

    REDEMPTION FEE PROCEEDS(5)                               --(4)         .01            .11            N/A            N/A
                                                     ----------     ----------     ----------     ----------     ----------

    NET ASSET VALUE, END OF PERIOD                   $     8.23     $     7.21     $     6.32     $     7.50     $    12.13
                                                     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(1)                                           15.20%         16.19%        (15.69)%       (32.21)%        (2.54)%

RATIOS AND SUPPLEMENTAL DATA

    Net assets, end of period (000s omitted)         $   51,044     $   29,583     $   23,086     $   45,417     $   86,517
    Ratio of net expenses to average net assets(2)         1.50%          1.50%          1.50%          1.50%          1.50%
    Ratio of gross expenses to average net assets(2)       1.60%          1.71%          1.99%          1.88%          1.70%
    Ratio of net investment income (loss) to
      average net assets                                    .56%           .79%           .07%           .07%          (.04)%
    Portfolio turnover rate                                  12%             8%           114%            50%            43%

For footnote references, see "Notes to Financial Highlights" on page 74.

   The accompanying notes are an integral part of these financial statements.


68 FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2004

FREMONT LARGE CAP VALUE FUND                                          Year Ended October 31             Period from
---------------------------------------------------------------------------------------------------    12/29/00 to
                                                              2004           2003           2002         10/31/01
                                                           ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
    For one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD                   $     7.46     $     5.96     $     7.91     $    10.00
                                                           ----------     ----------     ----------     ----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income                                     .05            .06             --(4)          --
        Net realized and unrealized gain (loss)                   .91           1.46          (1.95)         (2.09)
                                                           ----------     ----------     ----------     ----------
            Total income (loss) from
              investment operations                               .96           1.52          (1.95)         (2.09)
                                                           ----------     ----------     ----------     ----------
    LESS DISTRIBUTIONS
        From net investment income                               (.05)          (.02)            --(4)          --
                                                           ----------     ----------     ----------     ----------
            Total distributions                                  (.05)          (.02)            --(4)          --
                                                           ----------     ----------     ----------     ----------

    NET ASSET VALUE, END OF PERIOD                         $     8.37     $     7.46     $     5.96     $     7.91
                                                           ==========     ==========     ==========     ==========

TOTAL RETURN(1)                                                 12.96%         25.51%        (24.63)%       (20.90)%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)               $   10,094     $    9,707     $   22,224     $   27,191
    Ratio of net expenses to average net assets(2)               1.20%          1.20%          1.20%          1.20%*
    Ratio of gross expenses to average net assets(2)             2.19%          1.91%          1.45%          2.09%*
    Ratio of net investment income to average net assets          .64%           .65%           .08%           .06%*
    Portfolio turnover rate                                        32%            79%            59%             5%

FREMONT LARGE CAP GROWTH FUND                                        Year Ended October 31          Period from
-------------------------------------------------------------------------------------------------   09/28/01 to
                                                            2004           2003           2002+      10/31/01+
                                                         ----------     ----------     ----------    ----------
SELECTED PER SHARE DATA
    For one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.67     $     7.96     $     9.16    $     9.24
                                                         ----------     ----------     ----------    ----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment loss                                    (.07)          (.03)          (.04)           --(4)
        Net realized and unrealized gain (loss)                 .81            .74          (1.16)         (.08)
                                                         ----------     ----------     ----------    ----------
            Total income (loss) from
              investment operations                             .74            .71          (1.20)         (.08)
                                                         ----------     ----------     ----------    ----------

    NET ASSET VALUE, END OF PERIOD                       $     9.41     $     8.67     $     7.96    $     9.16
                                                         ==========     ==========     ==========    ==========

TOTAL RETURN(1)                                                8.54%          8.92%        (13.10)%        (.87)%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)             $   26,436     $   23,191     $    3,260    $      496
    Ratio of net expenses to average net assets(2)             1.40%          1.40%          1.40%          .15%++
    Ratio of gross expenses to average net assets(2)           1.84%          2.25%          5.10%         4.02%++
    Ratio of net investment loss to average net assets         (.79)%         (.69)%         (.76)%        (.04)%++
    Portfolio turnover rate                                      33%            55%            61%            2%

+ The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The per-share figures of the Financial Highlights have been restated to reflect the December 31, 2001 stock split.

++    Unannualized.

For footnote references, see "Notes to Financial Highlights" on page 74.

   The accompanying notes are an integral part of these financial statements.


                                                         FREMONT MUTUAL FUNDS 69

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2004

FREMONT STRUCTURED CORE FUND                                               Year Ended October 31
------------------------------------------------------------------------------------------------------------------------
                                                     2004           2003           2002           2001           2000
                                                  ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
    For one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD          $    10.59     $     9.03     $    10.90     $    15.59     $    15.70
                                                  ----------     ----------     ----------     ----------     ----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income                            .11            .08            .07            .08            .10
        Net realized and unrealized gain (loss)         1.00           1.56          (1.87)         (4.00)           .98
                                                  ----------     ----------     ----------     ----------     ----------
            Total income (loss) from
              investment operations                     1.11           1.64          (1.80)         (3.92)          1.08
                                                  ----------     ----------     ----------     ----------     ----------

    LESS DISTRIBUTIONS
        From net investment income                      (.08)          (.08)          (.07)          (.02)          (.11)
        From net realized gains                           --             --             --           (.75)         (1.08)
                                                  ----------     ----------     ----------     ----------     ----------

            Total distributions                         (.08)          (.08)          (.07)          (.77)         (1.19)
                                                  ----------     ----------     ----------     ----------     ----------

    NET ASSET VALUE, END OF PERIOD                $    11.62     $    10.59     $     9.03     $    10.90     $    15.59
                                                  ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                           10.52%         18.37%        (16.65)%       (26.07)%         7.18%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)      $   72,878     $   71,265     $   63,676     $   86,546     $  124,030
    Ratio of net expenses to average net assets          .79%           .91%          1.01%           .93%           .87%
    Ratio of net investment income to
      average net assets                                 .97%           .82%           .61%           .61%           .58%
    Portfolio turnover rate                              106%           169%            74%            69%            68%

FREMONT U.S. SMALL CAP FUND                                                      Year Ended October 31
-------------------------------------------------------------------------------------------------------------------------------
                                                            2004           2003           2002           2001           2000
                                                         ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
    For one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD                 $    10.76     $     7.66     $    11.11     $    18.70     $    15.74
                                                         ----------     ----------     ----------     ----------     ----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment loss                                    (.15)          (.14)          (.13)          (.07)          (.08)
        Net realized and unrealized gain (loss)                 .49           3.24          (3.32)         (5.84)          4.42
                                                         ----------     ----------     ----------     ----------     ----------
            Total income (loss) from
              investment operations                             .34           3.10          (3.45)         (5.91)          4.34
                                                         ----------     ----------     ----------     ----------     ----------
    LESS DISTRIBUTIONS
        From net realized gains                                  --             --             --          (1.68)         (1.38)
                                                         ----------     ----------     ----------     ----------     ----------

            Total distributions                                  --             --             --          (1.68)         (1.38)
                                                         ----------     ----------     ----------     ----------     ----------

    NET ASSET VALUE, END OF PERIOD                       $    11.10     $    10.76     $     7.66     $    11.11     $    18.70
                                                         ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(1)                                                3.16%         40.47%        (31.05)%       (33.73)%        27.75%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)             $   54,101     $   38,738     $   31,563     $   46,060     $   72,067
    Ratio of net expenses to average net assets(2)             1.60%          1.60%          1.56%          1.50%          1.50%
    Ratio of gross expenses to average net assets(2)           1.63%          1.72%          1.88%          1.89%          1.83%
    Ratio of net investment loss to average net assets        (1.43)%        (1.42)%        (1.27)%         (.52)%         (.45)%
    Portfolio turnover rate                                      54%           207%           108%           134%           148%

For footnote references, see "Notes to Financial Highlights" on page 74.

   The accompanying notes are an integral part of these financial statements.


70  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS ,INC.
                     Financial Highlights - October 31, 2004

FREMONT U.S. MICRO-CAP FUND                                                   Year Ended October 31
-------------------------------------------------------------------------------------------------------------------------
                                                      2004           2003           2002           2001           2000
                                                   ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
    For one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD           $    28.14     $    18.43     $    25.22     $    34.99     $    28.36
                                                   ----------     ----------     ----------     ----------     ----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income (loss)                     (.44)          (.33)          (.35)          (.13)           .02
        Net realized and unrealized gain (loss)           .16          10.04          (6.44)         (6.69)         13.03
                                                   ----------     ----------     ----------     ----------     ----------
            Total income (loss) from
             investment operations                       (.28)          9.71          (6.79)         (6.82)         13.05
                                                   ----------     ----------     ----------     ----------     ----------
    LESS DISTRIBUTIONS
        From net investment income                         --             --             --             --           (.02)
        From net realized gains                            --             --             --          (2.95)         (6.40)
                                                   ----------     ----------     ----------     ----------     ----------
            Total distributions                            --             --             --          (2.95)         (6.42)
                                                   ----------     ----------     ----------     ----------     ----------
     NET ASSET VALUE, END OF PERIOD                $    27.86     $    28.14     $    18.43     $    25.22     $    34.99
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                            (1.00)%        52.69%        (26.92)%       (20.05)%        46.07%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)       $  490,527     $  573,677     $  401,068     $  600,259     $  825,973
    Ratio of net expenses to average net assets(2)       1.62%          1.64%          1.61%          1.60%          1.57%
    Ratio of net investment income (loss) to
      average net assets                                (1.41)%        (1.47)%        (1.33)%         (.47)%          .06%
    Portfolio turnover rate                                83%           105%            68%            90%           117%

FREMONT REAL ESTATE SECURITIES FUND                                                   Year Ended October 31
---------------------------------------------------------------------------------------------------------------------------------
                                                              2004           2003           2002           2001           2000
                                                           ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
    For one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.09     $     8.12     $     8.22     $     7.79     $     7.51
                                                           ----------     ----------     ----------     ----------     ----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income                                     .30            .46            .39            .21            .43
        Net realized and unrealized gain (loss)                  2.66           2.10           (.11)           .61            .35
                                                           ----------     ----------     ----------     ----------     ----------
            Total income from
              investment operations                              2.96           2.56            .28            .82            .78
                                                           ----------     ----------     ----------     ----------     ----------
    LESS DISTRIBUTIONS
        From net investment income                               (.30)          (.59)          (.38)          (.36)          (.43)
        From net realized gains                                    --(4)          --             --           (.03)          (.07)
                                                           ----------     ----------     ----------     ----------     ----------
            Total distributions                                  (.30)          (.59)          (.38)          (.39)          (.50)
                                                           ----------     ----------     ----------     ----------     ----------
    NET ASSET VALUE, END OF PERIOD                         $    12.75     $    10.09     $     8.12     $     8.22     $     7.79
                                                           ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(1)                                                 29.56%         32.75%          3.12%         10.43%         10.59%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)               $   28,586     $   29,567     $   20,181     $   18,443     $   25,829
    Ratio of net expenses to average net assets(2)               1.50%          1.50%          1.50%          1.50%          1.50%
    Ratio of gross expenses to average net assets(2)             1.67%          1.74%          1.62%          2.06%          2.10%
    Ratio of net investment income to average net assets         2.68%          4.89%          4.19%          4.14%          5.51%
    Portfolio turnover rate                                       136%            60%            79%           122%            91%

For footnote references, see "Notes to Financial Highlights" on page 74.

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  71

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2004

FREMONT BOND FUND                                                                Year Ended October 31
-----------------------------------------------------------------------------------------------------------------------------
                                                          2004           2003           2002           2001           2000
                                                       ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
    For one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD               $    10.43     $    10.51     $    10.57     $     9.73     $     9.66
                                                       ----------     ----------     ----------     ----------     ----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income(6)                              .24            .27            .41            .54            .61
        Net realized and unrealized gain(6)                   .42            .36            .13            .95            .15
                                                       ----------     ----------     ----------     ----------     ----------
            Total income from
              investment operations                           .66            .63            .54           1.49            .76
                                                       ----------     ----------     ----------     ----------     ----------
    LESS DISTRIBUTIONS
        From net investment income                           (.25)          (.37)          (.47)          (.53)          (.69)
        From net realized gains                              (.05)          (.34)          (.13)          (.12)            --
                                                       ----------     ----------     ----------     ----------     ----------

            Total distributions                              (.30)          (.71)          (.60)          (.65)          (.69)
                                                       ----------     ----------     ----------     ----------     ----------

    NET ASSET VALUE, END OF PERIOD                     $    10.79     $    10.43     $    10.51     $    10.57     $     9.73
                                                       ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(1)                                              6.45%          6.20%          5.43%         15.79%          8.33%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)           $  852,799     $  852,076     $1,150,534     $  921,323     $  227,450
    Ratio of net expenses to average net assets(2)            .60%           .61%           .59%           .57%          1.83%(3)
    Ratio of gross expenses to average net assets(2)          .69%           .66%           .64%           .63%          1.90%
    Ratio of net investment income to
      average net assets(6)                                  2.24%          2.81%          3.75%          4.90%          6.44%
    Portfolio turnover rate                                   113%            85%            81%           160%           176%

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND                                         Year Ended October 31
---------------------------------------------------------------------------------------------------------------------------------
                                                              2004           2003           2002           2001           2000
                                                           ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
    For one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD                   $    11.08     $    11.08     $    11.16     $    10.87     $    10.67
                                                           ----------     ----------     ----------     ----------     ----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income                                     .40            .41            .48            .51            .50
        Net realized and unrealized gain (loss)                   .28            .07           (.08)           .29            .21
                                                           ----------     ----------     ----------     ----------     ----------
            Total income from
              investment operations                               .68            .48            .40            .80            .71
                                                           ----------     ----------     ----------     ----------     ----------
    LESS DISTRIBUTIONS
        From net investment income                               (.40)          (.41)          (.48)          (.51)          (.51)
        From net realized gains                                  (.19)          (.07)            --             --             --(4)
                                                           ----------     ----------     ----------     ----------     ----------
            Total distributions                                  (.59)          (.48)          (.48)          (.51)          (.51)
                                                           ----------     ----------     ----------     ----------     ----------

    NET ASSET VALUE, END OF PERIOD                         $    11.17     $    11.08     $    11.08     $    11.16     $    10.87
                                                           ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(1)                                                  6.39%          4.46%          3.65%          7.49%          6.78%

RATIOS AND SUPPLEMENTAL DATA

    Net assets, end of period (000s omitted)               $   50,784     $   59,012     $   60,570     $   65,153     $   62,800
    Ratio of net expenses to average net assets(2)                .55%           .55%           .53%           .49%           .49%
    Ratio of gross expenses to average net assets(2)              .74%           .69%           .67%           .69%           .70%
    Ratio of net investment income to average net assets         3.63%          3.72%          4.32%          4.57%          4.70%
    Portfolio turnover rate                                        66%           116%            22%             6%            13%

For footnote references, see "Notes to Financial Highlights" on page 74.

   The accompanying notes are an integral part of these financial statements.


72  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2004

FREMONT MONEY MARKET FUND                                                           Year Ended October 31
-----------------------------------------------------------------------------------------------------------------------------------
                                                               2004           2003           2002            2001           2000
                                                           -----------    -----------    -----------     -----------    -----------
SELECTED PER SHARE DATA
    For one share outstanding during the period

    NET ASSET VALUE, BEGINNING OF PERIOD                   $      1.00    $      1.00    $      1.00     $      1.00    $      1.00
                                                           -----------    -----------    -----------     -----------    -----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income                                      .01            .01            .02             .05            .06
                                                           -----------    -----------    -----------     -----------    -----------
            Total income from
              investment operations                                .01            .01            .02             .05            .06
                                                           -----------    -----------    -----------     -----------    -----------
    LESS DISTRIBUTIONS
        From net investment income                                (.01)          (.01)          (.02)           (.05)          (.06)
                                                           -----------    -----------    -----------     -----------    -----------
            Total distributions                                   (.01)          (.01)          (.02)           (.05)          (.06)
                                                           -----------    -----------    -----------     -----------    -----------

    NET ASSET VALUE, END OF PERIOD                         $      1.00    $      1.00    $      1.00     $      1.00    $      1.00
                                                           ===========    ===========    ===========     ===========    ===========

TOTAL RETURN                                                       .84%           .93%          1.77%           4.67%          5.99%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)               $   631,357    $   701,587    $   870,105     $   777,523    $   707,992
    Ratio of expenses to average net assets                        .43%           .42%           .42%            .42%           .42%
    Ratio of net investment income to average net assets           .83%           .95%          1.75%           4.54%          5.80%

For footnote references, see "Notes to Financial Highlights" on page 74.

   The accompanying notes are an integral part of these financial statements.


                                                        FREMONT MUTUAL FUNDS  73

                            FREMONT MUTUAL FUNDS,INC.
                Notes to Financial Highlights - October 31, 2004

The following notes relate to the Financial Highlights of the Funds presented on pages 68 through 73:

      (1) Total return would have been lower had the Advisor not waived fees and/or reimbursed expenses. Total return is not annualized for periods less than one year.

      (2)   See Note 4 of "Notes to Financial Statements."

      (3) Ratio of net expenses to average net assets excluding interest expense is 0.62%.

      (4)   Less than $0.01 per share.

      (5)   Redemption fee instituted on April 19, 2002.

      (6) Indicates a period in which, as a result of a change in generally accepted accounting principles, the Fund has reclassified periodic payments made or received under certain derivative instruments, which were previously included within income, to a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was an increase (reduction) to the net investment income ratio, the net investment income per share and the net realized and unrealized gain (loss) per share for the following years ending October 31st:

                                      2004           2003         2002          2001         2000
                                      ----           ----         ----          ----         ----
Global Fund
  Ratio of net investment income      (0.02)%       (0.01)%        0.00%(7)      0.00%        0.00%
  Net investment income per share     $0.00(4)      $0.00(4)      $0.00(4)     $ 0.00       $ 0.00
  Net realized and unrealized gain
    (loss) per share                  $0.00(4)      $0.00(4)      $0.00(4)     $ 0.00       $ 0.00
Bond Fund
  Ratio of net investment income       0.00%(7)      0.01%         0.00%(7)      0.00%        0.00%
  Net investment income per share     $0.00(4)      $0.00(4)      $0.00(4)     $ 0.00       $ 0.00
  Net realized and unrealized gain
    (loss) per share                  $0.00(4)      $0.00(4)      $0.00(4)     $ 0.00       $ 0.00

(7)   Less than 0.01%
*     Annualized.


74  FREMONT MUTUAL FUNDS

                            FREMONT MUTUAL FUNDS,INC.
                Notes to Financial Statements - October 31, 2004
                            (All amounts in thousands
       except par value, number of shares/contracts and exercise prices)

1.    SIGNIFICANT ACCOUNTING POLICIES

            Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in twelve series, eleven of which (the "Funds") are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

            The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States for investment companies.

      A.    SECURITY VALUATION

            Investments, including futures and options, are stated at value based on the official closing price on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Short-term notes, securities in the Money Market Fund and similar securities that mature in 60 days or less are included in investments at amortized cost, which approximates market value. Investments in mutual funds are valued at net asset value. Swap agreements are valued based on the Funds' obligation (or rights) under the swap contracts which will generally be equal to the net amounts to be paid or received under the contracts.

            The Global Fund and International Growth Fund invest in securities traded in foreign securities exchanges. Due to the time differences between the closings of the relevant foreign exchanges and the time each Fund prices its shares at the close of the NYSE, the official closing price from the foreign security exchanges may become unreliable. In accordance with procedures adopted by the Board of Directors, the Funds will therefore adjust the prices of securities traded in foreign securities exchanges to reflect fair value as of the time each Fund prices its shares. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Funds' foreign investments since the last closing prices of the foreign investments were calculated in their primary foreign securities exchanges. An independent pricing service furnishes the Funds with data for fair value pricing. When the Funds use fair value pricing, the values assigned to the Funds' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. As of October 31, 2004, the aggregate value and percentage of net assets of fair valued securities were as follows:

                                          Market Value      % of Net Assets
                                          ---------------------------------
            Global Fund                     $26,981              11.3%
            International Growth Fund       $50,281              98.5%

            Securities for which quotations are not readily available are valued at fairt 12 12 market value as determined in good faith under procedures established by the Board of Directors.

      B.    SECURITY TRANSACTIONS

            Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

      C.    INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

            Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after ex-dividend date based on when the Funds are informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. The Investment Company allocates its general expenses to each Fund based upon their relative net assets or the nature of the services performed and their applicability to each Fund.

            Dividends received by the Real Estate Securities Fund may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

      D.    INCOME TAXES

            No provision for federal income taxes is required since each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains, if any, to shareholders.

            Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for foreign currency transactions, losses deferred due to wash sale rules, the classification of gains/losses related to paydowns and certain futures and options transactions.

            Permanent differences will be reclassified to paid-in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and will remain in undistributed net investment income or loss or accumulated realized gains or losses. Any taxable income or gain remaining at fiscal year end is distributed in the following year.


                                                        FREMONT MUTUAL FUNDS  75

                            FREMONT MUTUAL FUNDS,INC.
                Notes to Financial Statements - October 31, 2004
                            (All amounts in thousands
       except par value, number of shares/contracts and exercise prices)

      E.    ACCOUNTING ESTIMATES

            The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

      F.    FOREIGN CURRENCY TRANSLATION

            The market values of foreign securities, currency holdings, and other assets and liabilities are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is separately reported from the economic or market component of the gain (loss) and is included under the caption "Net realized gain (loss) from foreign currency transactions." Realized gain (loss) related to foreign currency futures and options on foreign currency is also reported under this heading. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain (loss) on investments is separately reported from the underlying economic or market component and is included under the caption "Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies."

      G.    INDEMNIFICATION OBLIGATIONS

            Under the Funds' organizational documents, its current and former officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

      H.    OTHER

            As a result of a FASB Emerging Issues Task Force ("EITF") consensus, No. 03-11, and related SEC staff guidance, the Global and Bond Funds have reclassified periodic payments made or received under swap agreements, which were previously included within income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the Financial Highlights have also been modified accordingly. For the Global Fund, this reclassification increased (decreased) net investment income by $43 and $(31), net realized gain (loss) by $(86) and $48 and net change in unrealized appreciation (depreciation) by $43 and $(16) for the years ended October 31, 2004 and 2003, respectively. For the Bond Fund, this reclassification increased (decreased) net investment income by $10 and $(15), net realized gain (loss) by $(10) and $15 and net change in unrealized appreciation (depreciation) by $0 and $0 for the years ended October 31, 2004 and 2003, respectively. There was no effect on the Funds' net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

2.    REPURCHASE AGREEMENTS

            Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. The seller must maintain collateral with the Funds' custodian equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2004, all outstanding repurchase agreements held by the Funds had been entered into on October 29, 2004.

3.    DERIVATIVE FINANCIAL INSTRUMENTS

            Consistent with their investment objectives, certain Funds may use the following practices to manage exposure to certain risks or enhance performance. The investment objectives, policies, programs, and risk factors of the Funds are described more fully in the Funds' prospectus and statement of additional information.

                        Purchase or sell interest rate, stock index and foreign currency futures in order to obtain market exposure, increase liquidity, or to hedge against changes in the prevailing levels of stock values, interest rates, or currency exchange rates, to establish more definitely the effective return on securities or currencies held or intended to be acquired.

                        Invest in index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return.

                        Invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for


76  FREMONT MUTUAL FUNDS

                            FREMONT MUTUAL FUNDS,INC.
                Notes to Financial Statements - October 31, 2004
                            (All amounts in thousands
       except par value, number of shares/contracts and exercise prices)

                        all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject o the credit risk of both the borrower and the lender that is selling the loan agreement. When the Funds purchase assignments form lenders it acquires direct rights again the borrower on the loan.

                        Write covered put and call options in an attempt to generate additional premium income, and in the case of put options to acquire the underlying security at a price lower than the current market price.

                        Purchase put options on an underlying security, interest rate or currency as a defensive technique to protect against an anticipated decline in the value of the security or currency.

                        Purchase call options for purposes of obtaining exposure to the underlying securities or currencies, or to increase its current return or avoid tax consequences which could reduce its current return. Call options may also be purchased for purposes of acquiring the underlying security.

                        Engage in forward currency transactions in anticipation of, or to protect the Funds against, fluctuations in exchange rates.

                        Engage in interest rate, credit, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return.

                        Engage in long positions in Put and Call swaptions (options on swaps), for the right to pay or receive a predetermined fixed rate in exchange for LIBOR at some time in the future. As with other options, swaptions can be utilized to gain exposure to the price activity, or volatility, of an underlying security, index or interest rate which can be used to protect the value of a portfolio's existing holdings.

                        Engage in writing Put and Call swaptions (options on swaps), for the purposes of generating premium income, or in the case of a written put swaption, to gain exposure to fixed interest rates at a lower cost than investing directly in a receiver fixed rate interest rate swap.

                        Enter into short sales transactions in anticipation of a decline in the market price of a security. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

                        Purchase inflation-indexed bonds to hedge against inflation and provide diversification. Inflation-indexed bonds are fixed income securities whose principle value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

            In the case of swap agreements and foreign currency contracts, the Funds are subjected to the risk that the counter party might not meet the terms of the agreement. This risk is mitigated by dealing only with well-established security dealers or banks that are members of the Federal Reserve System.

      A.    FUTURES

            A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Risks exist due to the possible illiquidity of the futures market and from the possibility of adverse movements in security and currency values.


                                                        FREMONT MUTUAL FUNDS  77

                            FREMONT MUTUAL FUNDS,INC.
                Notes to Financial Statements - October 31, 2004
                            (All amounts in thousands
       except par value, number of shares/contracts and exercise prices)

            At October 31, 2004, the open futures contracts were as follows:

                                                                                       Net
                                                                                    Unrealized
                                         Contracts   Expiration     Notional        Appreciation
                                          To Buy       Date          Amount        (Depreciation)
                                         --------------------------------------------------------
Structured Core Fund
S&P 500 Index                                 2       Dec' 04      $         500  $        2
                                                                                  ----------
                                                                                  $        2
                                                                                  ==========
Bond Fund
10 Year U.S. Treasury Note                  903       Dec' 04      $      90,300  $    1,799
30 Year U.S. Treasury Bond                  203       Dec' 04      $      20,300         312
EURO-BOBL 5 Year                            207       Dec' 04      (euro) 29,642         331
EURO-BUND 10 Year                           456       Dec' 04      (euro) 67,978         812
10 Year JGB                                  10       Dec' 04      (Y)    13,031         148
Euro Dollar                                 244       Dec' 04      $      61,000         (15)
Euro Dollar                                  12       Jun' 05      $       3,000          --
Euro Dollar                                 765       Sep' 05      $     191,250         (10)
Euro Dollar                                  69       Dec' 05      $      17,250         117
EURO-BOBL Options December Futures           80       Dec' 05      (euro)     --          (1)
                                                                                  ----------
                                                                                  $    3,493
                                                                                  ==========
                                                                                       Net
                                                                                    Unrealized
                                         Contracts   Expiration     Notional        Appreciation
                                          To Sell      Date          Amount        (Depreciation)
                                         --------------------------------------------------------
Bond Fund
EURIBOR Options December Futures             34       Dec' 04      (euro)     --  $       35
90 Day LIBOR Options June Futures            50       Jun' 05      (pound)    --          20
                                                                                  ----------
                                                                                  $       55
                                                                                  ==========

            Various U.S. Treasury securities and cash, as denoted on the Schedules of Investments in Securities and Net Assets and Statements of Assets and Liabilities, respectively, were held by brokers to satisfy the initial margin requirements related to these contracts.

      B.    SWAP AGREEMENTS

            In a swap transaction, two parties agree to exchange the returns earned or realized on particular predetermined investments. At October 31, 2004, the Funds had the following open swap agreements:


                                                                      Maturity
     Pay                                  Receive                       Date        Notional Amount         Value
------------------------------------------------------------------------------------------------------------------
Bond Fund
1 Month USD-LIBOR spread (0.33%)    Lehman CMBS ERISA Eligible Index  01/04/05      $          1,600      $     7
3 Month USD-LIBOR                   Fixed Rate 4.000%                 12/15/06      $         11,600          226
3 Month USD-LIBOR                   Fixed Rate 4.000%                 12/15/09      $        101,100        1,062
6 Month GBP-LIBOR                   Fixed Rate 5.000%                 06/16/11      (pound)    7,100          (45)
Fixed Rate 2.000%                   6 Month JPY-LIBOR-BBA             06/15/12      (Y)    1,274,100         (555)
3 Month USD-LIBOR                   Fixed Rate 5.000%                 12/15/14      $          2,900          118
6 Month EURIBOR                     Fixed Rate 6.000%                 03/15/17      (euro)     6,000          219
Fixed Rate 5.000%                   6 Month GBP-LIBOR                 03/15/17      (pound)    3,700           18
6 Month EURIBOR                     Fixed Rate 6.000%                 03/15/32      (euro)     4,400          215
Fixed Rate 5.000%                   6 Month GBP-LIBOR                 03/15/32      (pound)    2,400          (88)
6 Month EURIBOR                     Fixed Rate 6.000%                 06/18/34      (euro)     8,500          631
Fixed Rate 5.000%                   6 Month GBP-LIBOR                 06/18/34      (pound)    6,000         (267)
                                                                                                          -------
                                                                                                          $ 1,541
                                                                                                          =======

            The Bond Fund received and paid premiums of $744 and $2,766, respectively and at October 31, 2004, the unrealized gain was $3,569.

      C.    OPTIONS

            Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options purchased are recorded as investments, whereas options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an


78  FREMONT MUTUAL FUNDS

                            FREMONT MUTUAL FUNDS,INC.
                Notes to Financial Statements - October 31, 2004
                            (All amounts in thousands
       except par value, number of shares/contracts and exercise prices)

            option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The risks include unfavorable change in the price of the security or currency underlying the security.

            Transactions in written put and call options for the year October 31, 2004 for the Bond Fund were as follows:

                                                              Bond Fund
                                                              ---------
                                                      Amount of       Number of
                                                      Premiums       Contracts
                                                     ---------------------------
Options outstanding at October 31, 2003              $     2,247     62,001,022
Options sold                                               1,669      8,502,435
Options cancelled in closing purchase transactions          (171)          (231)
Options expired prior to exercise                         (1,698)   (23,102,205)
Options exercised                                             --             --
                                                     ---------------------------
Options outstanding at October 31, 2004              $     2,047     47,401,021
                                                     ===========================

            The following written options were outstanding at October 31, 2004:

                                                       Number
                                                         of                     Exercise    Expiration
                Name of Issuer                        Contracts        Price      Date        Value
                --------------------------------------------------------------------------------------
Bond Fund
Call Options:   US Treasury Note 10 Year Futures             537        114       Dec 04     $   371
                3 Month LIBOR                         12,700,000       5.50%      Jan 05       1,033
                3 Month LIBOR                         13,900,000       6.00%      Jun 05       1,391
Put Options     US Treasury Note 10 Year Futures             119        111       Dec 04          13
                US Treasury Note 10 Year Futures             365        110       Dec 04          17
                3 Month LIBOR                         12,700,000       7.00%      Jan 05          --
                3 Month LIBOR                          8,100,000       6.70%      Jun 05           3
                                                                                             -------
                                                                                             $ 2,828
                                                                                             =======

            The Bond Fund received premiums of $2,047 on these contracts and at October 31, 2004, the unrealized loss was $781.

      D.    FORWARD FOREIGN CURRENCY CONTRACTS

            A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges.


                                                        FREMONT MUTUAL FUNDS  79

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2004
                            (All amounts in thousands
       except par value, number of shares/contracts and exercise prices)

            At October 31, 2004, the underlying values for open foreign currency contracts were as follows:

                                                                                                        Net Unrealized
              To Receive           Foreign                Settlement         Initial                     Appreciation
             (To Deliver)          Currency                 Dates            Value      Current Value   (Depreciation)
             ---------------------------------------------------------------------------------------------------------
Global Fund
                4,000          Australian Dollar           11/17/04       $     2,979    $     2,982    $         3
               (4,000)         Australian Dollar           11/17/04            (2,838)        (2,982)          (144)
               (6,000)         British Pound               11/17/04           (10,740)       (10,992)          (252)
                3,000          Canadian Dollar             11/17/04             2,449          2,458              9
               (8,200)         Canadian Dollar             11/17/04            (6,264)        (6,718)          (454)
                1,000          Euro                        11/17/04             1,231          1,275             44
              (21,900)         Euro                        11/17/04           (27,025)       (27,917)          (893)
             (312,000)         Japanese Yen                11/17/04            (2,847)        (2,946)           (99)
              (13,500)         Norwegian Krone             11/17/04            (2,011)        (2,112)          (101)
                1,000          New Zealand Dollar          11/17/04               696            682            (14)
               (1,000)         New Zealand Dollar          11/17/04              (656)          (682)           (26)
                2,600          Singapore Dollar            11/17/04             1,546          1,563             17
               (2,600)         Singapore Dollar            11/17/04            (1,519)        (1,563)           (44)
                                                                                                        -----------
                                                                                                        $    (1,954)
                                                                                                        ===========
Bond Fund
                1,657          Brazilian Real         11/23/04-01/24/05   $       547    $       579    $        32
              270,447          Chilean Peso           11/04/04-12/17/04           430            442             12
                1,800          Euro                   1102/04-12/09/04          2,289          2,296              7
               (6,698)         Euro                        12/09/04             8,431          8,538           (108)
                4,361          Hong Kong Dollar       11/24/02-01/26/05           561            562              1
               13,656          Indian Rupee                12/21/04               298            300              2
            1,624,508          Japanese Yen                01/27/05            15,197         15,405            209
              655,292          South Korean Won       11/24/04-01/28/05           568            583             15
                4,172          Mexican Peso           11/29/04-12/21/04           360            359             (1)
                1,319          Peruvian Nouveau Sol   11/23/04-12/17/04           390            396              6
                1,322          Polish Zlotky          11/22/04-12/21/04           368            388             20
               16,425          Russian Ruble          11/19/04-01/26/05           561            571             10
                  950          Singapore Dollar       11/24/04-01/26/05           562            572             10
               12,582          Slovakian Koruna       11/26/04-12/22/04           384            401             17
               12,656          Taiwan Dollar          11/24/04-12/20/04           373            379              6
                                                                                                        -----------
                                                                                                        $       238
                                                                                                        ===========

E.    SHORT SALES

            At October 31, 2004, the Bond Fund had the following short sales open:

                                                                        Total
Face Amount    Description                                Value        Proceeds
-------------------------------------------------------------------------------
   $2,400      U.S. Treasury Bond 6.250%, due 5/15/30     $ 2,897      $ 2,773
    1,900      U.S. Treasury Bond 5.375%, due 2/15/31       2,064        2,063
                                                          --------------------
                                                          $ 4,961      $ 4,836
                                                          ====================


80  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2004
                            (All amounts in thousands
       except par value, number of shares/contracts and exercise prices)

4.    TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES INVESTMENT ADVISOR

            Each of the Funds have entered into an investment management agreement and an administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under these agreements, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                          Advisory Fee                                                    Advisory Fee
------------------------------------------------------------------------------------------------------------------------------------
Global Fund                        0.60%                           Real Estate Securities Fund*  0.85%

International Growth Fund*         1.00%                           Bond Fund*                    0.40%

Large Cap Value Fund*              0.75%                           California Intermediate
                                                                   Tax-Free Fund*                0.40% on first $25 million
                                                                                                 0.35% on next $25 million
Large Cap Growth*                  0.95%                                                         0.30% on next $50 million
                                                                                                 0.25% on next $50 million
                                                                                                 0.20% on balance over $150 million
Structured Core Fund               0.35%

U.S. Small Cap Fund* 1.00%

U.S. Micro-Cap Fund**              2.50% on first $30 million
                                   2.00% on next $70 million       Money Market Fund             0.30% on first $50 million
                                   1.50% on balance over                                         0.20% on balance over $50 million
                                   $100 million

            * The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

            ** The Advisor is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

            For administrative services received, each Fund, except for the U.S. Micro-Cap Fund, pays the Advisor an administrative fee of 0.15% of average daily net assets. For the Bond Fund, the Advisor has contractually waived 0.05% out of the 0.15% administrative fee. All administrative fees waived in the past cannot be recouped in the future.

            Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such cash balances were employed by the Funds to reduce custody fees.

            For the International Growth Fund and the Real Estate Securities Fund, the Advisor has contractually limited the total operating expenses to 1.50% of average net assets. For the Large Cap Value Fund, the Large Cap Growth Fund, the U.S. Small Cap Fund, the U.S. Micro-Cap Fund, and the California Intermediate Tax-Free Fund, the Advisor has contractually limited the total operating expenses to 1.20%, 1.40%, 1.60%, 1.98%, and 0.55%, respectively of average net assets. For the Bond Fund, the Advisor has voluntarily limited the total operating expenses to 0.60% of its average net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. As of October 31, 2004, the Advisor has not recouped waivers and reimbursements for the following Funds:

            International Growth Fund                     $  273
            Large Cap Value Fund                             273
            Large Cap Growth Fund                            288
            U.S. Small Cap Fund                              196
            Real Estate Securities Fund                      138
            Bond Fund                                        307
            California Intermediate Tax-Free Fund            265

            Effective April 19, 2002, the International Growth Fund imposed a short-term redemption fee on shares purchased and held less than 30 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds. For the year ended October 31, 2004, the International Growth Fund received redemption fees of $5.


                                                         FREMONT MUTUAL FUNDS 81

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2004
                            (All amounts in thousands
       except par value, number of shares/contracts and exercise prices)

            The Advisor is in the process of selling its business. The contractual limitations on fund operating expenses and the waiver of expenses by the Advisor may only be changed with Board approval or at the termination of the investment advisory contract. The investment advisory contract automatically terminates upon the sale of the Advisor. As such, it may be continued, terminated or modified, by the Advisor, or its successor. Prior to the sale of the Advisor's business, fund shareholders will be provided with a proxy requesting approval of the terms of any new investment advisory fees. The successor has committed to maintain the current limitations on fund operating expenses through March 1, 2006.

            AFFILIATED COMPANY TRANSACTIONS

            The U.S. Micro-Cap Fund had investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, which are defined in the Investment Act of 1940 as "affiliated" companies. The following is a summary of transactions for each issuer who was an affiliate during the year ended October 31, 2004:

                                 Share                                                             Share
                                Balance,    Aggregate     Aggregate      Net                      Balance,     Value,
                               October 31,  Purchase       Sales       Realized                  October 31,  October 31,
Issuer                           2003         Cost         Cost       Gain (Loss)    Income        2004         2004
                               ------------------------------------------------------------------------------------------
Anaren, Inc.                   1,113,400   $       --   $       --   $       --    $       --    1,113,400   $   13,634
BHA Group Holdings, Inc.
  (Class A)                      421,300           --        7,095        8,914           211           --*          --*
Ceragon Networks Ltd.                 --+      15,131           --           --            --    2,131,800       10,659
Clean Harbors, Inc.                   --+       8,584        3,131          960            --      823,200        8,833
COMARCO, Inc.                         --+       4,910        4,910       (2,085)           --           --*          --*
Computer Access
  Technology Corp.                    --+       5,699           --           --            --    1,209,500        7,245
Exfo Electro-Optical
  Engineering, Inc.                   --+       6,326          213          (44)           --    1,561,600        8,526
hi/fn, inc.                      808,700        2,164        1,358          215            --      814,700        5,711
Interlink Electronics, Inc.           --+       6,909           --           --            --      788,800        6,318
Intevac, Inc.                         --+       7,787        2,069           (5)           --    1,076,900        5,401
NeoPharm, Inc.                 1,435,920        3,583        6,274       (4,052)           --    1,246,920        9,059
Northern Technologies
  International Corp.            330,450           --           --           --            17      330,450        2,148
PDF Solutions, Inc.            1,518,200           --       10,245        5,321            --           --*          --*
Perma-Fix Environmental
  Services, Inc.               1,856,400           --        5,037         (193)           --           --*          --*
Regeneration
  Technologies, Inc.                  --+      14,681        1,604         (444)           --    1,341,300       10,395
Rimage Corp.                          --+       2,068        1,261           35            --           --*          --*
RIT Technologies Ltd.            876,900           17           --           --            --      888,400        1,399
Sensytech, Inc.                  377,000           --           --           --            --           --*          --*
Trident Microsystems, Inc.     1,034,900       11,128       16,388        9,733            --           --*          --*
TVI Corp.                             --+       6,623        1,703          344            --           --*          --*
Vixel Corp.                    2,021,200           --        9,751       10,461            --           --*          --*
                                           --------------------------------------------------               -----------
                                           $   95,610   $   71,039    $   29,160   $      228               $    89,328
                                           ==================================================               ===========

            +     Issuer was not an affiliated company at October 31, 2003.

            *     Issuer was not an affiliated company at October 31, 2004.


82  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2004
                            (All amounts in thousands
       except par value, number of shares/contracts and exercise prices)

            OTHER RELATED PARTIES

            At October 31, 2004, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts and affiliated companies, owned directly or indirectly the following approximate percentages of the various Funds:

                          % of Shares                                             % of Shares
                           Outstanding                                            Outstanding
                           -----------                                            -----------
Global Fund                     17%       U.S. Micro-Cap Fund                          --%
International Growth Fund       34%       Real Estate Securities Fund                  21%
Large Cap Value Fund             8%       Bond Fund                                     1%
Large Cap Growth Fund            3%       California Intermediate  Tax-Free Fund       64%
Structured Core Fund            17%       Money Market Fund                            84%
U.S. Small Cap Fund             18%

            Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

            Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of October 31, 2004, the U.S. Micro-Cap Fund had 9% invested in the Fremont Money Market Fund. As of October 31, 2004, 13% of the Fremont Money Market Fund is held by Fremont Funds. The U.S. Micro-Cap Fund earned dividends of $398 from the Fremont Money Market Fund during the year ended October 31, 2004.

5.    PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

            Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 2004 were as follows:

                                                                    Purchases    Proceeds
                                                                    ---------    --------
        Long-term securities excluding U.S. Government securities:
            Global Fund                                              $125,406   $147,168
            International Growth Fund                                  21,129      5,383
            Large Cap Value Fund                                        3,198      3,545
            Large Cap Growth Fund                                       9,244      8,199
            Structured Core Fund                                       72,278     81,792
            U.S. Small Cap Fund                                        39,801     26,661
            U.S Micro-Cap Fund                                        409,294    482,149
            Real Estate Securities Fund                                38,863     44,386
            Bond Fund                                                 197,156    189,146
            California Intermediate Tax-Free Fund                      34,037     43,607

        Long-term U.S. Government securities:
            Global Fund                                                 4,561      8,425
            Bond Fund                                                 264,138    380,630

6.    PORTFOLIO CONCENTRATIONS

            There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.


                                                        FREMONT MUTUAL FUNDS  83

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2004
                            (All amounts in thousands
       except par value, number of shares/contracts and exercise prices)

7.    FEDERAL INCOME TAX MATTERS

            As of October 31, 2004, the tax basis components of net assets were as follows:

                                                                                          Large Cap
                                                  Global     International   Large Cap     Growth      Structured   U.S. Small
                                                   Fund       Growth Fund    Value Fund     Fund       Core Fund     Cap Fund
                                                 ------------------------------------------------------------------------------
Cost of investments for tax purposes             $ 207,668    $  46,008      $   8,554    $  21,436    $  65,091    $  43,450
                                                 ==============================================================================
Gross tax unrealized appreciation                $  35,497    $   6,584      $   1,741    $   5,159    $   9,431    $  12,652
Gross tax unrealized depreciation                   (3,654)      (1,658)          (171)        (298)      (1,714)      (2,061)
                                                 ------------------------------------------------------------------------------
Net tax unrealized appreciation on investments      31,843        4,926          1,570        4,861        7,717       10,591
Net tax appreciation on
  derivatives and foreign-currency
  denominated assets and liabilities                    13            5             --           --           --           --
                                                 ------------------------------------------------------------------------------
Net tax unrealized appreciation                     31,856        4,931          1,571        4,861        7,719       10,591
                                                 ------------------------------------------------------------------------------
Undistributed ordinary income                           --          165             55           --          550           --
                                                 ------------------------------------------------------------------------------
Capital loss carryforward                         (102,773)     (15,278)       (12,254)        (370)      (9,032)     (34,892)
                                                 ------------------------------------------------------------------------------

                                                                                          California
                                                    U.S.      Real Estate                Intermediate     Money
                                                  Micro-Cap   Securities                   Tax-Free       Market
                                                   Fund         Fund        Bond Fund        Fund          Fund
                                                 ----------------------------------------------------------------
Cost of investments for tax purposes             $ 475,460    $  25,121     $ 938,156     $  47,820     $ 630,736
                                                 ================================================================
Gross tax unrealized appreciation                $  79,293    $   3,545     $  23,697     $   2,528     $      --
Gross tax unrealized depreciation                  (64,375)         (74)       (3,475)           --            --
                                                 ----------------------------------------------------------------
Net tax unrealized appreciation on investments      14,918        3,471        20,222         2,528            --
Net tax depreciation on derivatives and
  foreign-currency denominated assets
  and liabilities                                       --           --        (2,570)           --            --
                                                 ----------------------------------------------------------------
Net tax unrealized appreciation                     14,917        3,471        17,652         2,528            --
                                                 ----------------------------------------------------------------
Undistributed ordinary income (loss)                    --           --         8,914           164            --
                                                 ----------------------------------------------------------------
Undistributed long-term gain
  (capital loss carryforward)                      (99,867)       3,030        17,019           828          (173)
                                                 ----------------------------------------------------------------

            The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                                  Long-term
                                            Ordinary income     capital gains
--------------------------------------------------------------------------------
Global Fund                                   $   302            $    --
International Growth Fund                         402                 --
Large Cap Value Fund                               64                 --
Structured Core Fund                              532                 --
Real Estate Securities Fund                       789                  3
Bond Fund                                      23,867              2,193
California Intermediate Tax-Free Fund           2,022              1,055
Money Market Fund                               5,601                 --

            For Federal income tax purposes, the following Funds have capital loss carryforwards at October 31, 2004 that may reduce distributions of realized gains in future years.

Expiring in    Global      International   Large Cap      Large Cap     Structured    U.S. Small       U.S. Micro-     Money
October 31,    Fund        Growth Fund     Value Fund    Growth Fund    Core Fund      Cap Fund         Cap Fund     Market Fund
--------------------------------------------------------------------------------------------------------------------------------
2009         $     --       $  2,593       $     --       $     --       $    220       $  8,946       $     --       $     21
2010           53,119         12,562          6,347             --          8,812         13,467             --             --
2011           34,344            123          5,907            370             --         12,479         99,867              2
2012           15,310             --             --             --             --             --             --            150
             -----------------------------------------------------------------------------------------------------------------
             $102,773       $ 15,278       $ 12,254       $    370       $  9,032       $ 34,892       $ 99,867       $    173
             =================================================================================================================


84  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2004
                            (All amounts in thousands
       except par value, number of shares/contracts and exercise prices)

8.    LINE OF CREDIT

            The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $40 million cap on the total line of credit. The interest rate paid on the LOC equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Funds pay a commitment fee of 0.09% of the unused balance of the LOC.

            Borrowing activity under the Line of Credit for the year ended October 31, 2004 was as follows:

                                                             Amount
                        Maximum Amount     Interest      Outstanding at
Fund                      Outstanding      Expense      October 31, 2004
--------------------------------------------------------------------------------
Global Fund                 $  316        $  --*            $   --
International Fund             910           --*                --
Large Cap Value Fund           330           --*                --
Large Cap Growth Fund          443           --*                --
Structured Core Fund           235           --*                --
U.S. Micro-Cap Fund            158           --*                --
Real Estate Fund             5,203            2                 --
                                          ------------------------
                                          $   2             $   --
                                          ========================

            * Less than $1.

9.    LEGAL MATTERS

            On November 3, 2004, the Advisor reached an agreement with the SEC and the Office of the New York State Attorney General ("NYAG") that resolves the issues resulting from both the SEC's and NYAG's investigation of market timing and late trading in shares of certain Funds.

            Pursuant to the terms of the orders issued by the SEC and NYAG settlement orders, under which the Advisor neither admits nor denies any of the findings, the Advisor agreed to pay $2.1 million in disgorgement and to pay a civil penalty of $2.0 million. The Advisor is required to retain an independent distribution consultant for the distribution of the disgorgement and civil penalty amounts to the investors in the Funds in which market timing occurred. The Advisor, and not the investors in any Fund, will bear all costs, including restitution, civil penalties and associated legal fees related to both of these proceedings.

            The settlement orders also require the Advisor to implement several new policies under the direction of the Independent Directors of the Funds, including the following:

                  o The Funds' chief compliance officer (the "CCO") will receive a daily report reflecting money movements in and out of the Funds and copies of all letters sent by the Advisor that inform identified timers that they are being blocked from trading in the Funds;

                  o The CCO will meet privately in quarterly meetings with the Independent Directors of the Funds and is to report to the Independent Directors directly any potential breach of securities laws and/or fiduciary duties that come to her attention;

                  o The Advisor will establish written procedures that set forth the process by which timers are identified and blocked;

                  o All employees of the Advisor will be required to sign a certificate attesting to their review and understanding of the Advisor's market timing policies and procedures; and

                  o A "Whistleblower Protection Policy" will be instituted that provides a reporting line to the chief legal officer or the lead Independent Director of the Funds for any employee who identifies real or potential violations of the securities laws, questionable accounting or auditing practices, or complaints regarding internal controls.

            On March 12, 2004, an individual named Gary Davis filed a purported class action complaint against, among other parties, certain Funds, the Advisor, and certain sub-advisers to the Funds, alleging illegal "timing" in the shares of certain Funds. The complaint alleges violations of Section 11 of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934, Rule 10b-5 promulgated thereunder, Sections 34(b) and 36(a) of the Investment Company Act of 1940, as well as a common-law breach of fiduciary duty. The complaint seeks unspecified damages. The court appointed a lead plaintiff and lead plaintiffs' counsel on June 23, 2004, but no discovery has commenced and no trial date has been set. The Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.


                                                        FREMONT MUTUAL FUNDS  85

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2004
                            (All amounts in thousands
       except par value, number of shares/contracts and exercise prices)

10.   SALE TRANSACTION

            On July 14, 2004, Affiliated Managers Group, Inc. ("AMG"), an asset management holding company, announced that it had reached a definitive agreement to acquire the investment advisory business of the Advisor. AMG will make the acquisition through one of its majority-owned subsidiaries, The Managers Funds LLC ("The Managers Funds"). The Managers Funds is an advisor to 27 mutual funds with approximately $5 billion of assets under management. The transaction is expected to close in the first quarter of 2005. The Managers Funds will retain certain personnel of the Advisor after closing. Closing is subject to approval by the Funds' shareholders and to customary closing conditions for transactions of this type. In late November 2004, proxy materials were mailed to shareholders of record as of November 5, 2004. A special meeting of shareholders is scheduled for January 11, 2005.

            Upon approval by the shareholders of the applicable Funds, the Large Cap Value Fund and Large Cap Growth Fund will be reorganized into corresponding existing acquiring funds, Managers Value Fund and Managers Capital Appreciation Fund (collectively, the Acquiring Funds), respectively. The Global Fund, International Growth Fund, Structured Core Fund, U.S. Small Cap Fund, U.S. Micro-Cap Fund, Institutional U.S. Micro-Cap Fund, Real Estate Securities Fund, Bond Fund, California Tax-Free Fund and Money Market Fund will be reorganized into newly established funds with substantially similar investment objectives, strategies and policies as each existing fund. The names of the new funds will be Managers Fremont Global Fund, Managers International Growth Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund, Managers California Tax-Free Fund and Managers Fremont Money Market Fund (collectively, the New Funds), respectively.

            These reorganizations will not trigger any sales commissions or other transaction-related fees for shareholders. Also, the reorganizations are expected to be tax-free transactions for shareholders of the Funds, the Funds, the Acquiring Funds and the New Funds. It is expected that the Large Cap Value Fund and Large Cap Growth Fund will have capital losses that will be subject to an annual limitation, such that the losses in excess of the limitation cannot be used in the taxable year and must be carried forward. Due to a variety of factors and because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the reorganizations, it is expected that substantially all of their capital losses will become permanently unavailable. As a result, a shareholder in one of these funds may pay more taxes, or pay taxes sooner, than would be the case if the reorganization did not occur.

            All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the reorganizations, will be paid by The Managers Funds and the Advisor.


86  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           Tax Designation (Unaudited)

            In accordance with the Internal Revenue Code, the Funds are making the following designation:

            Long-Term Capital Gain Dividends:

            Real Estate Securities Fund                   $ 3,030,471
            Bond Fund                                      17,019,460
            California Intermediate Tax-Free Fund             827,834

            Corporate Dividend Received Deductions:

            Global Fund                                           100%
            Structured Core Fund                                   97%
            Large Cap Value Fund                                   90%

            Tax Exempt Income:

            For the California Intermediate Tax-Free Fund, $2,022,449 of the distributed investment income is tax-exempt for regular Federal income tax purposes.

            Qualifying Dividend Income:

            The following are estimates of qualified dividend income received by the Funds through October 31, 2004 that qualify for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

            Fund Name                             Qualified Dividend Income
            ----------------------------------------------------------------
            Global Fund                               $  302,100
            International Growth Fund                    401,683
            Structured Core Fund                         531,826
            Large Cap Value Fund                          64,384


                                                        FREMONT MUTUAL FUNDS  87

                           FREMONT MUTUAL FUNDS, INC.
                       Directors and Officers (Unaudited)

                                                                                                    Number of
                                                                                                  Portfolios in
                  Name                                                                             Fund Complex          Other
                Address               Positions     Year         Principal Occupations              Overseen by       Directorships
              Date of Birth             Held      Elected(1)     Past Five Years                     Director             Held
------------------------------------------------------------------------------------------------------------------------------------
"Non-Interested" Directors
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes(3)                  Director      1988         Vice President and Director,          12
Fremont Investment Advisors, Inc.                                BelMar Advisors, Inc.
333 Market Street, 26th Floor                                    (marketing firm)
San Francisco, CA 94105
5-14-43

------------------------------------------------------------------------------------------------------------------------------------
Kimun Lee(3)                          Director      1998         Principal of Resources                12           Montalvo Arts
Fremont Investment Advisors, Inc.                                Consolidated (a consulting and                     Association, Cal
333 Market Street, 26th Floor                                    investment banking service group).                 Performances
San Francisco, CA 94105                                                                                             (University of
6-17-46                                                                                                             California at
                                                                                                                    Berkeley)

------------------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman(3)             Director      1999         Financial Consultant                  12
Fremont Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46


88  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                       Directors and Officers (Unaudited)

                                                                                                    Number of
                                                                                                  Portfolios in
                  Name                                                                             Fund Complex          Other
                Address               Positions     Year         Principal Occupations              Overseen by       Directorships
              Date of Birth             Held      Elected(1)     Past Five Years                     Director             Held
------------------------------------------------------------------------------------------------------------------------------------
"Interested" Directors(2) and Other Officers
------------------------------------------------------------------------------------------------------------------------------------
Deborah L. Duncan                     Chairman,     2003        1/03-Present, Chairman &               12           New York
Fremont Investment Advisors, Inc.     President,                President & Director of the Board                   University
333 Market Street, 26th Floor         Director                  of Fremont Mutual Funds, Inc.,                      Stern School
San Francisco, CA 94105                                         4/01-Present, Managing Director
4-24-55                                                         and CFO, Fremont Group, LLC,
                                                                1979-2000, Executive VP/Asset
                                                                Management Executive, Chase
                                                                Manhattan Bank

------------------------------------------------------------------------------------------------------------------------------------
James E. Klescewski                   CFO,          2003        4/03-Present, CFO, Treasurer,          12
Fremont Investment Advisors, Inc.     Treasurer                 Fremont Investment Advisors,
333 Market Street, 26th Floor                                   Inc., 7/98-4/03, CFO,
San Francisco, CA 94105                                         Montgomery Asset Management,
11-6-55                                                         LLC

------------------------------------------------------------------------------------------------------------------------------------
Tina Thomas                           Senior Vice   1996        6/03-Present, Senior Vice              12
Fremont Investment Advisors, Inc.     President,                President, Secretary and Chief
333 Market Street, 26th Floor         Secretary,                Compliance Officer 6/96-6/03,
San Francisco, CA 94105               and Chief                 Vice President, Secretary, and
8-7-49                                Compliance                Chief Compliance Officer, Fremont
                                      Officer                   Investment Advisors, Inc.

(1) Directors and officers of the Funds serve until their resignation, removal or retirement.

(2)   "Interested persons" within the meaning as defined in the 1940 Act.

(3)   Member of the Audit Committee and the Contracts Committee.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-548-4539.


                                                        FREMONT MUTUAL FUNDS  89

                           FREMONT MUTUAL FUNDS, INC.
                          Other Information (Unaudited)

Proxy Voting Policies and Procedures - A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities can be obtained, without charge, by calling toll-free, 1-800-548-4539. This information is also available through the Funds' website at http://www.fremontfunds.com and through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Record - Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available, without charge, by calling toll-free, 1-800-548-4539. This information is also available through the Fund's website at http://www.fremontfunds.com and through the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Schedule - the Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's web-site at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-548-4539 or by visiting the Funds' website at http://www.fremontfunds.com.


90  FREMONT MUTUAL FUNDS

FREMONT FUNDS
-------------
333 Market Street, Suite 2600
San Francisco, CA 94105

www.fremontfunds.com

Distributed by Quasar Distributors, LLC (12/04)

BR008a-0412

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

            FREMONT MUTUAL FUNDS, INC.
            --------------------------------------------------------
                                    Annual Report | October 31, 2004

--------------------------------------------------------------------------------

            o Fremont U.S. Micro-Cap Fund
                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

[PHOTO]
"We at FIA are extremely grateful to you and the many thousands of other investors, who have 'stayed the course' with us during the past two years..."

A MESSAGE FROM E. DOUGLAS TAYLOR,
PRESIDENT & CEO OF FREMONT INVESTMENT ADVISORS
--------------------------------------------------------------------------------

Dear Fremont Funds Shareholders,

While in the past, the annual shareholders' letter has been directed to the events of the past year, it now seems appropriate to put some perspective on the past two to three years in order to bring sense to the past year and perhaps provide some insight into the future.

In retrospect, the high technology bubble of the late '90s provided the incubator for the dramatic stock market decline and concomitant recession. Exacerbating this were the events of September 11, 2001 when some 3,000 citizens became the victims of terrorist attacks. The U.S. reaction to this was strong and immediate, serving notice on the world that this sort of lawlessness would not go unchecked. In 2003, we saw a rebound in the world economies and in most capital markets. This has carried over to 2004, albeit at more modest levels. For the two years ending October 31, 2004, the stock market, as measured by the Standard & Poor's (S&P) 500*, is up 15.0%, annualized, besting the S&P 500's historic annualized return that approximates 10% per year.

The Fremont U.S. Micro-Cap Fund performed well during this two-year period.

                            Average Annual Returns as of October 31, 2004

                                                           Since      Inception
                    1 Year      5 Years     10 Years     Inception       Date
--------------------------------------------------------------------------------
Fremont U.S.
Micro-Cap Fund      -1.00%        5.23%       18.04%       17.81%      06/30/94
--------------------------------------------------------------------------------

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

I joined Fremont Investment Advisors, Inc. (FIA) in January 2003, to guide the company through restructuring and eventual sale. To that end, we were pleased to announce FIA's sale this past July to Affiliated Managers Group, Inc. (AMG). AMG will acquire our mutual fund assets through its Managers Funds, whose culture, reputation and business model are very similar to our own. Moreover, we see operational continuity because many of FIA's key employees who provide investment management and shareholder services are moving to Managers. The combined fund line-up is greatly enhanced, giving you, the investor, more choices for your investment dollar. We're looking forward to concluding this transaction within the next couple of months, given the necessary approvals.

In November 2004, FIA reached an agreement with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) resolving the market timing issues raised by those regulators. See the press release at www.fremontfunds.com. As a result of this settlement, FIA is well-positioned to move to completion of its sale.

--------------------------------------------------------------------------------

We at FIA are extremely grateful to you and the many thousands of other investors, who have "stayed the course" with us during the past two years as we went through the sales process and settled with the regulators. As we survey the future, we are looking forward to joining with Managers Funds, confident in the high quality of the services it has to offer you, and very optimistic about the investment opportunities that we expect are going to be made available to you in the coming years.


/s/ E. Douglas Taylor

E. Douglas Taylor
President & CEO
Fremont Investment Advisors

*S&P 500 Index - Widely regarded as the standard for measuring large-cap U.S.
 stock market preformance, this popular index includes a representative sample of leading companies in leading industries.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILE AND LETTER TO SHAREHOLDERS                                        2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                        5

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS                           6

FINANCIAL STATEMENTS
Statement of Assets and Liabilities                                            8
Statement of Operations                                                        9
Statement of Changes in Net Assets                                            10

FINANCIAL HIGHLIGHTS                                                          11

NOTES TO FINANCIAL STATEMENTS                                                 12

DIRECTORS AND OFFICERS                                                        18

OTHER INFORMATION                                                             19

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTO]                 [PHOTO]

Robert E. Kern, Jr. and David G. Kern, CFA

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

      Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss their strategies for future growth.

      Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2004, the Fremont U.S. Micro-Cap Fund declined 4.20%, compared to a 1.46% gain for the Russell 2000 Growth Index. For the 12 months ended on the same date, the Fund declined 1.00% versus a 5.53% gain for the benchmark.

      After posting positive returns and modestly lagging its Russell 2000 Growth Index benchmark in first half fiscal 2004, the Fund hit a rough patch in the third fis-cal quarter (May through July), when the Fund declined 9.18% versus a 4.08% loss for the benchmark. Most of the damage was the result of a sharp sell-off in technology and a big decline in the Fund's largest holding in the health care sector. In general, investing in old-line industries such as energy and materials was much more productive than investing in innovative sectors such as technology and health care. Through the first three quarters of calendar 2004, energy and basic materials stocks were up 32.6% and 16.9%, respectively, while tech stocks declined 12.3% and health care stocks retreated 3.4%. However, the disappointing short-term performance of tech and health care has not altered our conviction that over the long term, we believe that investing in the four innovative sectors we focus on (technology, health care, consumer, and services) will generate impressive returns.

      As we always do during challenging periods, we concentrated the portfolio in those companies in which we have the highest degree of confidence and believe will attract the most favorable attention when investor confidence is restored. Examples in the tech sector include ATMI and Form Factor. ATMI is well positioned to exploit the ongoing transition from aluminum to copper interconnections in semiconductors. Form Factor, which we purchased when it went public in June 2003, has developed advanced probe card technology for testing increasingly complex semiconductor devices. What both companies have in common is that their prospects are tied to significant technological advances in their niches rather than the need for increased capacity driven by end demand.

      Although we generally avoid discussing either big winners or losers in the portfolio, some comments on NeoPharm, one of the Fund's largest holdings and poorest performers in the second half of the fiscal year, are in order. It would take us several pages to fully detail the causes for the stock's decline. Importantly, however, none of the issues that have unsettled investors and sent the stock plummeting relate to the reason we invested in NeoPharm--its very promising drug for brain cancer now in Phase III testing. We believe the company is on the right track and expect more data supporting the drug's effectiveness to be available over the next six months. If the data is as positive as some physicians think it could be, this year's biggest loser could become a big winner in the years ahead.

      Although fiscal 2004 performance disappointed, there were some bright spots in the portfolio. Our services sector holdings held up relatively well in a tough market and we had positive returns from our consumer and special situation category investments. We also had three portfolio companies (Kroll, BHA Group Holdings, and Computer Access Technology) taken over at a nice premium to our purchase prices. Through the years, portfolio performance has been enhanced by the takeover of innovative micro-cap companies by larger players in their respective industries. We believe one of the unintended consequences of the Sarbanes-Oxley Act is that the added expense of complying with its requirements will tend to drive small companies into the arms of larger competitors.

      At the end of fiscal 2004, we had increased our allocation to technology from 31% at mid-year to 40%, near our historical maximum. This was a reflection of increasingly attractive valuations for high quality niche companies, which in our opinion, have outstanding long-term growth prospects. We modestly reduced our weighting in health care from 22% to 21%,


2  FREMONT MUTUAL FUNDS
consumer from 13% to 11%, services from 15% to 11%, and special situations from 6% to 5%. The remaining 12% of assets was in cash reserves.

      The end of the second quarter of calendar 2004 marked an important milestone for the Fremont U.S. Micro-Cap Fund--its ten-year anniversary. We are pleased to report that over the ten years ended June 30, 2004, the Fund has a ten-year average annualized return of 19.03% versus 7.15% for its Russell 2000 Growth Index benchmark. It was not smooth sailing all the way. We were challenged periodically by the kind of inhospitable market we faced in the second half of this fiscal year. Importantly, however, we maintained our patience and discipline and were generously rewarded. We trust that over the longer term, we will continue to survive the tough times and prosper during better market environments.


/s/ Robert E. Kern, Jr. /s/ David G. Kern

Robert E. Kern, Jr. and David G. Kern Portfolio
Co-Managers


FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/04
--------------------------------------------------------------------------------

[Pie Chart Omitted]

Cash (11.8%)
Health Care (21.1%)
Other (7.8%)
Technology (Software) (5.6%)
Retail (5.8%)
Technology (Equipment) (20.6%)
Business Equipment & Services (11.5%)
Technology (Components) (15.8%)

ANNUAL RETURNS

[Bar Chart Omitted]

11/01/94-        +38.68%
10/31/95

11/01/95-
10/31/96         +41.46%

11/01/96-
10/31/97         +28.80%

11/01/97-
10/31/98         -23.45%

11/01/98-
10/31/99        +110.46%*

11/01/99-
10/31/00         +46.07%

11/01/00-
10/31/01         -20.05%

11/01/01-
10/31/02         -26.92%

11/01/02-
10/31/03         +52.69%

11/01/03-
10/31/04          -1.00%

TOP TEN HOLDINGS

ArthroCare Corp .........................................................   4.0%
Eclipsys Corp ...........................................................   3.7%
Intuitive Surgical, Inc .................................................   3.5%
Anaren, Inc .............................................................   2.8%
ATMI, Inc ...............................................................   2.8%
Gymboree Corp ...........................................................   2.7%
CoStar Group, Inc .......................................................   2.3%
AudioCodes Ltd ..........................................................   2.2%
Ceragon Networks Ltd ....................................................   2.2%
Regeneration Technologies, Inc ..........................................   2.1%
                                                             TOTAL         28.3%

GROWTH OF $10,000(1)

[The following table was depicted as a mountain chart in the printed material.]

                      Fremont U.S.          Russell 2000
                    Micro-Cap Fund         Growth Index**
                    --------------         --------------
31-Oct-94               $10,000               $10,000
30-Nov-94               $ 9,652               $ 9,595
31-Dec-94               $ 9,797               $ 9,823
31-Jan-95               $ 9,990               $ 9,623
28-Feb-95               $10,300               $10,067
31-Mar-95               $10,735               $10,361
30-Apr-95               $10,996               $10,517
31-May-95               $11,499               $10,655
30-Jun-95               $12,060               $11,389
31-Jul-95               $12,882               $12,277
31-Aug-95               $13,694               $12,428
30-Sep-95               $14,043               $12,684
31-Oct-95               $13,868               $12,060
30-Nov-95               $14,497               $12,593
31-Dec-95               $15,091               $12,872
31-Jan-96               $15,611               $12,765
29-Feb-96               $16,650               $13,347
31-Mar-96               $17,190               $13,611
30-Apr-96               $19,149               $14,656
31-May-96               $20,758               $15,408
30-Jun-96               $19,979               $14,406
31-Jul-96               $18,240               $12,648
31-Aug-96               $19,359               $13,584
30-Sep-96               $20,278               $14,284
31-Oct-96               $19,619               $13,667
30-Nov-96               $20,998               $14,048
31-Dec-96               $22,441               $14,321
31-Jan-97               $23,579               $14,679
28-Feb-97               $22,211               $13,793
31-Mar-97               $20,280               $12,819
30-Apr-97               $19,727               $12,671
31-May-97               $22,180               $14,576
30-Jun-97               $23,693               $15,070
31-Jul-97               $24,581               $15,842
31-Aug-97               $25,531               $16,317
30-Sep-97               $27,566               $17,619
31-Oct-97               $25,270               $16,561
30-Nov-97               $24,735               $16,166
31-Dec-97               $24,009               $16,175
31-Jan-98               $23,417               $15,960
28-Feb-98               $25,062               $17,369
31-Mar-98               $26,104               $18,097
30-Apr-98               $26,471               $18,208
31-May-98               $25,074               $16,885
30-Jun-98               $24,151               $17,058
31-Jul-98               $21,842               $15,633
31-Aug-98               $16,728               $12,025
30-Sep-98               $17,142               $13,244
31-Oct-98               $19,344               $13,934
30-Nov-98               $21,913               $15,015
31-Dec-98               $24,695               $16,374
31-Jan-99               $26,791               $17,111
28-Feb-99               $25,157               $15,546
31-Mar-99               $25,844               $16,099
30-Apr-99               $28,283               $17,521
31-May-99               $30,473               $17,549
30-Jun-99               $33,882               $18,473
31-Jul-99               $34,593               $17,902
31-Aug-99               $34,664               $17,232
30-Sep-99               $37,860               $17,565
31-Oct-99               $40,712               $18,015
30-Nov-99               $47,215               $19,919
31-Dec-99               $56,677               $23,430
31-Jan-00               $60,710               $23,212
29-Feb-00               $76,366               $28,613
31-Mar-00               $68,574               $25,605
30-Apr-00               $59,932               $23,020
31-May-00               $56,475               $21,004
30-Jun-00               $70,144               $23,718
31-Jul-00               $67,350               $21,685
31-Aug-00               $70,749               $23,966
30-Sep-00               $65,060               $22,775
31-Oct-00               $59,487               $20,927
30-Nov-00               $49,765               $17,127
31-Dec-00               $50,655               $18,175
31-Jan-01               $56,820               $19,646
28-Feb-01               $47,884               $16,953
31-Mar-01               $43,737               $15,412
30-Apr-01               $48,846               $17,299
31-May-01               $52,013               $17,699
30-Jun-01               $54,746               $18,182
31-Jul-01               $52,767               $16,631
31-Aug-01               $50,297               $15,592
30-Sep-01               $42,040               $13,076
31-Oct-01               $47,545               $14,334
30-Nov-01               $50,599               $15,531
31-Dec-01               $53,332               $16,498
31-Jan-02               $51,278               $15,911
28-Feb-02               $46,828               $14,881
31-Mar-02               $51,900               $16,174
30-Apr-02               $48,940               $15,825
31-May-02               $45,151               $14,899
30-Jun-02               $41,569               $13,636
31-Jul-02               $36,120               $11,540
31-Aug-02               $35,875               $11,535
30-Sep-02               $33,821               $10,702
31-Oct-02               $34,763               $11,243
30-Nov-02               $39,005               $12,357
31-Dec-02               $35,781               $11,505
31-Jan-03               $35,310               $11,192
28-Feb-03               $34,443               $10,893
31-Mar-03               $35,102               $11,058
30-Apr-03               $37,949               $12,104
31-May-03               $42,871               $13,468
30-Jun-03               $44,830               $13,728
31-Jul-03               $47,713               $14,766
31-Aug-03               $49,054               $15,559
30-Sep-03               $48,470               $15,165
31-Oct-03               $53,050               $16,475
30-Nov-03               $55,310               $17,013
31-Dec-03               $56,046               $17,089
31-Jan-04               $58,798               $17,986
29-Feb-04               $57,387               $17,959
31-Mar-04               $56,991               $18,044
30-Apr-04               $54,825               $17,138
31-May-04               $53,186               $17,479
30-Jun-04               $55,111               $18,061
31-Jul-04               $49,793               $16,439
31-Aug-04               $48,682               $16,085
30-Sep-04               $52,416               $16,975
31-Oct-04               $52,530               $17,387

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/04

                                1 Year           5 Years         10 Years
-------------------------------------------------------------------------
Fremont U.S. Micro-Cap Fund     -1.00%            5.23%            18.04%
Russell 2000 Growth Index        5.53%           -0.71%             5.68%

(1) Assumes initial investment of $10,000 on October 31, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 2000 Growth Index.

      Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within an industry, limited earnings history and a reliance on one or a limited number of products.

* The returns shown were achieved in a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved.

** Russell 2000 Growth Index - Measures the performance of the Russell 2000 companies with higher price-to- book ratios and higher forecasted growth values. Indexes are not available for investment and do not incur expenses. Russell 2000 companies are composed of the 2,000 smallest stocks in the Russell 3000 index, and is widely regarded in the industry as the premier measure of small cap stock performance.


                                                         FREMONT MUTUAL FUNDS  3

                           FREMONT U.S. MICRO-CAP FUND
                          Expense Examples (Unaudited)


As shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees, shareholder servicing fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

The table below presents your fund's expenses in two ways:

Actual Return - This section provides information about actual account values and actual expenses. The "Ending Account Value" shown is derived from the Funds' actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return - This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. This section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire redemption service fees. If these transactional costs were included, your costs would have been higher. The expenses assume that no shares were bought or sold during the period.

                                        Beginning
                                         Account      Ending         Expenses      Expense
                                          Value    Account Value   Paid During  Ratio During
Fund                                     5/1/04      10/31/04        Period*       Period*
---------------------------------------------------------------------------------------------
Based on Actual Return
Fremont U.S. Micro-Cap Fund             $1,000.00     $958.00       $8.02           1.63%

Based on Hypothetical 5% Return
Fremont U.S. Micro-Cap Fund             $1,000.00   $1,016.94       $8.26           1.63%

* Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366).


4  FREMONT MUTUAL FUNDS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont U.S. Micro-Cap Fund, (one of the funds constituting Fremont Mutual Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2004


                                                         FREMONT MUTUAL FUNDS  5

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2004


SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
   Shares       Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 88.2%

BUSINESS EQUIPMENT & SERVICES 11.5%
   1,700,900    Alloy, Inc.*                                        $      6,497
     934,800    Centra Software, Inc.*                                     1,645
     823,200    Clean Harbors, Inc.(a)*                                    8,833
     280,600    CoStar Group, Inc.*                                       11,328
     241,000    Equinix, Inc.*                                             9,083
       6,500    Greenfield Online, Inc.*                                     137
     674,000    Harris Interactive, Inc.*                                  4,583
     204,000    Infocrossing, Inc.*                                        3,001
     274,600    infoUSA, Inc.*                                             2,876
     185,900    Kanbay International, Inc.*                                4,441
     683,800    Lionbridge Technologies, Inc.*                             3,207
     391,800    Pemstar, Inc.*                                               670
                                                                    ------------
                                                                          56,301
                                                                    ------------
CAPITAL GOODS 3.0%
     503,700    AAON, Inc.*                                                7,404
     390,800    IMPCO Technologies, Inc.*                                  2,275
     141,900    Insituform Technologies, Inc. (Class A)*                   2,813
     330,450    Northern Technologies International Corp.(a)               2,148
                                                                    ------------
                                                                          14,640
                                                                    ------------
CONSUMER DURABLES 0.6%
     154,800    Nautilus Group, Inc. (The)                                 3,042
                                                                    ------------
                                                                           3,042
                                                                    ------------
CONSUMER NON-DURABLES 2.7%
   1,079,900    Gymboree Corp.*                                           13,067
                                                                    ------------
                                                                          13,067
                                                                    ------------
CONSUMER SERVICES 1.5%
     296,250    Monro Muffler, Inc.*                                       7,209
                                                                    ------------
                                                                           7,209
                                                                    ------------
HEALTH CARE 21.1%
     143,300    Angiodynamics, Inc.*                                       1,285
     642,900    ArthroCare Corp.*                                         19,808
     128,100    Atherogenics, Inc.*                                        3,835
     519,800    Conceptus, Inc.*                                           4,452
   1,075,300    Eclipsys Corp.*                                           18,248
     834,900    Harvard Bioscience, Inc.*                                  3,164
     134,900    ICON PLC ADR*                                              4,453
     585,500    Intuitive Surgical, Inc.*                                 17,085
   1,246,920    NeoPharm, Inc.(a)*                                         9,059
   1,071,600    OraSure Technologies, Inc.*                                7,233
     361,200    Quidel Corp.*                                              2,037
   1,341,300    Regeneration Technologies, Inc.(a)*                       10,395
     194,900    Vital Images, Inc.*                                        2,623
                                                                    ------------
                                                                         103,677
                                                                    ------------
RETAIL 5.8%
     138,200    Celebrate Express, Inc.*                                   2,348
     291,300    Electronics Boutique Holdings Corp.*                       9,945
     287,600    Goody's Family Clothing, Inc.                              2,528
     459,200    Too, Inc.*                                                10,112
     547,400    Tweeter Home Entertainment Group, Inc.*                    3,279
                                                                    ------------
                                                                          28,212
                                                                    ------------
TECHNOLOGY (COMPONENTS) 15.8%
     210,900    Actel Corp.*                                               3,199
   1,113,400    Anaren, Inc.(a)*                                          13,634
     687,400    Catalyst Semiconductor, Inc.*                              4,118
   1,561,600    Exfo Electro-Optical Engineering, Inc.(a)*                 8,526
     814,700    hi/fn, inc.(a)*                                            5,711
   1,142,868    Identix, Inc.*                                             8,332
     788,800    Interlink Electronics, Inc.(a)*                            6,318
   1,155,800    Microtune, Inc.*                                           5,097
     113,600    Power Integrations, Inc.*                                  2,431
     945,600    Sirenza Microdevices, Inc.*                                4,280
     596,400    Trident Microsystems, Inc.*                                7,867
     522,000    Woodhead Industries, Inc.                                  8,195
                                                                    ------------
                                                                          77,708
                                                                    ------------
TECHNOLOGY (EQUIPMENT) 20.6%
     583,600    ATMI, Inc.*                                               13,627
     823,100    AudioCodes Ltd.*                                          10,849
     181,000    Audiovox Corp. (Class A)*                                  2,606
     341,600    August Technology Corp.*                                   2,663
     598,800    Carrier Access Corp.*                                      5,293
   2,131,800    Ceragon Networks Ltd.(a)*                                 10,659
   1,209,500    Computer Access Technology Corp.(a)*                       7,245
     380,500    FormFactor, Inc.*                                          8,923
     133,800    Integral Systems, Inc.                                     2,636
   1,076,900    Intevac, Inc.(a)*                                          5,401
   1,242,200    NetScout Systems, Inc.*                                    8,174
     422,700    Rimage Corp.*                                              6,049
     888,400    RIT Technologies Ltd.(a)*                                  1,399
     112,100    Stratasys, Inc.*                                           3,282
     786,500    Sunrise Telecom, Inc.                                      2,014
   1,213,400    TVI Corp.*                                                 6,188
     311,400    X-Rite, Inc.                                               4,104
                                                                    ------------
                                                                         101,112
                                                                    ------------
TECHNOLOGY (SOFTWARE) 5.6%
     670,400    Calgon Carbon Corp.                                        4,612
     239,200    Packeteer, Inc.*                                           2,952
     556,500    Pervasive Software, Inc.*                                  2,184
     411,900    SupportSoft, Inc.*                                         2,088
     760,600    Tier Technologies, Inc. (Class B)*                         6,564
     228,500    Websense, Inc.*                                            9,270
                                                                    ------------
                                                                          27,670
                                                                    ------------

TOTAL COMMON STOCKS (Cost $413,967)                                      432,638
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.


6  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2004


SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

    Shares/                                                         Value (000s)
 Face Amount    Security Description                                  (Note 1)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 11.8%
  44,965,725    Fremont Money Market Fund(a)                        $     44,966
$ 12,773,580    Repurchase Agreement, State
                  Street Bank, 1.040%, 11/01/04
                  (Maturity Value $12,775)
                  (Cost $12,774) Collateral:
                  USTB, 0.000%, 03/24/05
                  (Collateral Value $13,030)                              12,774

TOTAL SHORT-TERM INVESTMENTS (Cost $57,740)                               57,740
                                                                    ------------

TOTAL INVESTMENTS (Cost $471,707), 100.0%                                490,378
                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET, 0.0%                                      149
                                                                    ------------

NET ASSETS, 100.0%                                                  $    490,527
                                                                    ============

*     Non-income producing security.

(a)   Affiliated issuer, See note 2 of "Notes to Financial Statements."

PORTFOLIO ABBREVIATIONS

ADR   American Depositary Receipt
PLC   Public Limited Company
USTB  U.S. Treasury Bill

   The accompanying notes are an integral part of these financial statements.


                                                  FREMONT U.S. MICRO-CAP FUND  7

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2004


STATEMENT OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

ASSETS:
     Investments in securities at cost                             $    458,933
     Repurchase agreement at cost                                        12,774
                                                                   ------------

          TOTAL INVESTMENTS AT COST                                $    471,707
                                                                   ============

     Investments in securities at value                            $    477,604
     Repurchase agreement at value                                       12,774
     Dividends and interest receivable                                       61
     Receivable for securities sold                                       3,401
     Receivable from sale of fund shares                                    503
     Other receivables                                                        3
                                                                   ------------

          TOTAL ASSETS                                                  494,346
                                                                   ------------
LIABILITIES:
     Payable for securities purchased                                     1,741
     Payable for fund shares redeemed                                     1,462
     Accrued expenses:
          Investment advisory fees                                          616
                                                                   ------------

          TOTAL LIABILITIES                                               3,819
                                                                   ------------

NET ASSETS                                                         $    490,527
                                                                   ============
Net assets consist of:
     Paid-in capital                                               $    575,477
     Unrealized appreciation on investments                              18,671
     Accumulated net realized loss                                     (103,621)
                                                                   ------------

NET ASSETS                                                         $    490,527
                                                                   ============

SHARES OF CAPITAL STOCK OUTSTANDING                                      17,605
                                                                   ============
NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)            $      27.86
                                                                   ============

The accompanying notes are an integral part of these financial statements.


8  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                           Year Ended October 31, 2004

STATEMENT OF OPERATIONS
(All numbers in thousands)

INVESTMENT INCOME:
    Dividends                                                      $      1,065
    Interest                                                                 81
                                                                   ------------

        TOTAL INCOME                                                      1,146
                                                                   ------------
EXPENSES:
    Investment advisory fees                                              8,973
                                                                   ------------

        TOTAL NET EXPENSES                                                8,973
                                                                   ------------

            NET INVESTMENT LOSS                                          (7,827)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
    Net realized gain from investments                                   98,930
    Net unrealized depreciation on investments                          (96,203)
                                                                   ------------

        NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS                 2,727
                                                                   ------------

            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $     (5,100)
                                                                   ============

The accompanying notes are an integral part of these financial statements.


                                                  FREMONT U.S. MICRO-CAP FUND  9

                           FREMONT U.S. MICRO-CAP FUND
                      Years Ended October 31, 2004 and 2003


STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                            2004             2003
                                                                        ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
          Net investment loss                                           $     (7,827)    $     (6,719)
          Net realized gain (loss) from investments                           98,930         (101,849)
          Net unrealized appreciation (depreciation) on investments          (96,203)         307,624
                                                                        ------------     ------------

               Net increase (decrease) in net assets from operations          (5,100)         199,056
                                                                        ------------     ------------
     From capital share transactions:
          Proceeds from shares sold                                           87,508          167,963
          Payments for shares redeemed                                      (165,558)        (194,410)
                                                                        ------------     ------------
               Net decrease in net assets from capital share
                 transactions                                                (78,050)         (26,447)
                                                                        ------------     ------------
          Net increase (decrease) in net assets                              (83,150)         172,609
Net assets at beginning of year                                              573,677          401,068
                                                                        ------------     ------------

NET ASSETS AT END OF YEAR                                               $    490,527     $    573,677
                                                                        ============     ============
CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                      3,010            7,860
     Redeemed                                                                 (5,790)          (9,242)
                                                                        ------------     ------------

          Net decrease from capital share transactions                        (2,780)          (1,382)
                                                                        ============     ============

The accompanying notes are an integral part of these financial statements.


10  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                     Financial Highlights - October 31, 2004


                                                                                 Year Ended October 31
----------------------------------------------------------------------------------------------------------------------------------
                                                          2004            2003            2002            2001            2000
                                                       ----------      ----------      ----------      ----------      ----------
SELECTED PER SHARE DATA
     For one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD              $    28.14      $    18.43      $    25.22      $    34.99      $    28.36
                                                       ----------      ----------      ----------      ----------      ----------
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income (loss)                         (.44)           (.33)           (.35)           (.13)            .02
        Net realized and unrealized gain (loss)               .16           10.04           (6.44)          (6.69)          13.03
                                                       ----------      ----------      ----------      ----------      ----------
          Total income (loss) from
            investment operations                            (.28)           9.71           (6.79)          (6.82)          13.05
                                                       ----------      ----------      ----------      ----------      ----------
     LESS DISTRIBUTIONS
        From net investment income                             --              --              --              --            (.02)
        From net realized gains                                --              --              --           (2.95)          (6.40)
                                                       ----------      ----------      ----------      ----------      ----------
          Total distributions                                  --              --              --           (2.95)          (6.42)
                                                       ----------      ----------      ----------      ----------      ----------

     NET ASSET VALUE, END OF PERIOD                    $    27.86      $    28.14      $    18.43      $    25.22      $    34.99
                                                       ==========      ==========      ==========      ==========      ==========

TOTAL RETURN                                                (1.00)%         52.69%         (26.92)%        (20.05)%         46.07%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)          $  490,527      $  573,677      $  401,068      $  600,259      $  825,973
     Ratio of net expenses to average net assets(1)          1.62%           1.64%           1.61%           1.60%           1.57%
     Ratio of net investment income (loss)
       to average net assets                                (1.41)%         (1.47)%         (1.33)%          (.47)%           .06%
     Portfolio turnover rate                                   83%            105%             68%             90%            117%

(1)   See Note 2 of "Notes to Financial Statements".


The accompanying notes are an integral part of these financial statements.

                                                 FREMONT U.S. MICRO-CAP FUND  11

                           FREMONT U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2004
        (All amounts in thousands except par value and number of shares)


1.    SIGNIFICANT ACCOUNTING POLICIES

            Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in twelve series (the "Funds"), one of which, the Fremont U.S. Micro-Cap Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and maintains a separate investment portfolio.

            The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

      A.    SECURITY VALUATION

            Investments are stated at value based on the official closing price on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities that mature in 60 days or less are included in investments at amortized cost, which approximates market value. Investments in mutual funds are valued at net asset value.

      B.    SECURITY TRANSACTIONS

            Security transactions are accounted for as of trade date. Realized gains and losses on securities are determined on the basis of identified cost for both financial statement and federal income tax purposes.

      C.    INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

            Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to the Fund based upon the Fund's relative net assets or the nature of the services performed and their applicability to the Fund.

      D.    INCOME TAXES

            No provision for federal income taxes is required since the Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

            Income and capital gain distributions are determined in accordance with income tax regulations which differ from accounting principles generally accepted in the United States of America, and therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

            Permanent differences are reclassified to paid-in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      E.    ACCOUNTING ESTIMATES

            The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

      F.    REPURCHASE AGREEMENTS

            The Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2004, the outstanding repurchase agreement held by the Fund had been entered into on October 29, 2004.

      G.    INDEMNIFICATION OBLIGATIONS

            Under the Fund's organizational documents, its current and former officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.


12  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2004
               (All amounts in thousands except number of shares)


2.    TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

            INVESTMENT ADVISOR

            The Fund has entered into an advisory agreement (the "Agreement") with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities. Under the terms of the Agreement, the Advisor receives a single management fee from the Fund, and is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of the Fund. For its advisory services, the Advisor receives a management fee based on the average daily net assets of the Fund as described below:

                  Average Daily Net Assets                     Advisory Fee
                  ------------------------                     ------------
                  First $30 million                                2.50%
                  Next $70 million                                 2.00%
                  On balance over $100 million                     1.50%

            The Advisor has contractually limited the total operating expenses to 1.98% of average daily net assets, indefinitely.

            The Advisor is in the process of selling its business. The contractual limitations on fund operating expenses and the waiver of expenses by the Advisor may only be changed with Board approval or at the termination of the investment advisory contract. The investment advisory contract automatically terminates upon the sale of the Advisor. As such, it may be continued, terminated or modified, by the Advisor, or its successor. Prior to the sale of the Advisor's business, fund shareholders will be provided with a proxy requesting approval of the terms of any new investment advisory fees. The successor has committed to maintain the current limitations on fund operating expenses through March 1, 2006.


                                                 FREMONT U.S. MICRO-CAP FUND  13

                           FREMONT U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2004
               (All amounts in thousands except number of shares)


            AFFILIATED COMPANY TRANSACTIONS

            Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, which are defined in the Investment Act of 1940 as "affiliated" companies. The following is a summary of transactions for each issuer who was an affiliate during the year ended October 31, 2004:

                             Share                                                                     Share
                            Balance,     Aggregate      Aggregate        Net                          Balance,        Value
                          October 31,     Purchase        Sales       Realized                       October 31,    October 31,
Issuer                       2003           Cost           Cost       Gain (Loss)        Income         2004           2004
                          ----------------------------------------------------------------------------------------------------
Anaren, Inc.              1,113,400     $       --     $       --     $       --      $       --      1,113,400     $   13,634
BHA Group
  Holdings, Inc.
  (Class A)                 421,300             --          7,095          8,914             211             --*            --*
Ceragon Networks
  Ltd.                           --+        15,131             --             --              --      2,131,800         10,659
Clean Harbors, Inc.              --+         8,584          3,131            960              --        823,200          8,833
COMARCO, Inc.                    --+         4,910          4,910         (2,085)             --             --*            --*
Computer Access
  Technology Corp.               --+         5,699             --             --              --      1,209,500          7,245
Exfo Electro-Optical
  Engineering, Inc.              --+         6,326            213            (44)             --      1,561,600          8,526
hi/fn, inc.                 808,700          2,164          1,358            215              --        814,700          5,711
Interlink
  Electronics, Inc.              --+         6,909             --             --              --        788,800          6,318
Intevac, Inc.                    --+         7,787          2,069             (5)             --      1,076,900          5,401
NeoPharm, Inc.            1,435,920          3,583          6,274         (4,052)             --      1,246,920          9,059
Northern
Technologies
International Corp.         330,450             --             --             --              17        330,450          2,148
PDF Solutions, Inc.       1,518,200             --         10,245          5,321              --             --*            --*
Perma-Fix
  Environmental
  Services, Inc.          1,856,400             --          5,037           (193)             --             --*            --*
Regeneration
  Technologies, Inc.             --+        14,681          1,604           (444)             --      1,341,300         10,395
Rimage Corp.                     --+         2,068          1,261             35              --             --*            --*
RIT Technologies
  Ltd.                      876,900             17             --             --              --        888,400          1,399
Sensytech, Inc.             377,000             --             --             --              --             --*            --*
Trident
  Microsystems, Inc.      1,034,900         11,128         16,388          9,733              --             --*            --*
TVI Corp.                        --+         6,623          1,703            344              --             --*            --*
Vixel Corp.               2,021,200             --          9,751         10,461              --             --*            --*
                                        --------------------------------------------------------                     ---------
                                        $   95,610     $   71,039     $   29,160      $      228                     $  89,328
                                        ========================================================                     =========

+     Issuer was not an affiliated company at October 31, 2003.

*     Issuer was not an affiliated company at October 31, 2004.


14  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2004
               (All amounts in thousands except number of shares)


            OTHER RELATED PARTIES

            Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receives compensation for services as officers and/or directors of the Fund.

            Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of October 31, 2004, the Fund had 9% invested in the Fremont Money Market Fund. As of October 31, 2004, 13% of the Fremont Money Market Fund was held by the Funds. The Fund earned dividends of $398 from the Fremont Money Market Fund during the year ended October 31, 2004.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

            Aggregate purchases and aggregate proceeds from sales of securities for the year ended October 31, 2004, were as follows:

                                                   Purchases          Proceeds
                                                   ---------          --------
            Long-term securities:                   $409,294          $482,149

4.    PORTFOLIO CONCENTRATIONS

            Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

5.    FEDERAL INCOME TAX MATTERS

            As of October 31, 2004, the tax basis of investments were as follows:

            Cost of investments for tax purposes     $  475,460
                                                     ==========
            Gross tax unrealized appreciation        $   79,292
            Gross tax unrealized depreciation           (64,375)
                                                     ----------
            Net tax unrealized appreciation
              on investments                             14,917
                                                     ----------
            Capital loss carry forward                  (99,867)
                                                     ----------

            For federal income tax purposes, the Fund has $99,867 in capital loss carryforwards at October 31, 2004 that may reduce distributions of realized gains in future years. The capital loss carryforward expires on October 31, 2011.

6.    LINE OF CREDIT

            The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank. Under the terms of the LOC, the Fund's borrowings cannot exceed 20% of its net assets and the combined borrowings of all Funds cannot exceed $40 million. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Fund pays a commitment fee of 0.09% per annum of the unused balance of the Line of Credit. Borrowing activity under the Line of Credit during the year ended October 31, 2004 was as follows:

                                                                           Amount
                                           Maximum Amount   Interest    Outstanding at
            Fund                            Outstanding      Expense   October 31, 2004
            ---------------------------------------------------------------------------
            Fremont U.S. Micro-Cap Fund       $158            $--*           $--

            * Less than $1.


                                                 FREMONT U.S. MICRO-CAP FUND  15

                           FREMONT U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2004
               (All amounts in thousands except number of shares)


7.    LEGAL MATTERS

            On November 3, 2004, the Advisor reached an agreement with the SEC and the Office of the New York State Attorney General ("NYAG") that resolves the issues resulting from both the SEC's and NYAG's investigation of market timing and late trading in shares of certain Funds.

            Pursuant to the terms of the orders issued by the SEC and NYAG settlement orders, under which the Advisor neither admits nor denies any of the findings, the Advisor agreed to pay $2.1 million in disgorgement and to pay a civil penalty of $2.0 million. The Advisor is required to retain an independent distribution consultant for the distribution of the disgorgement and civil penalty amounts to the investors in the Funds in which market timing occurred. The Advisor, and not the investors in any Fund, will bear all costs, including restitution, civil penalties and associated legal fees related to both of these proceedings.

            The settlement orders also require the Advisor to implement several new policies under the direction of the Independent Directors of the Funds, including the following:

                  o The Funds' chief compliance officer (the "CCO") will receive a daily report reflecting money movements in and out of the Funds and copies of all letters sent by the Advisor that inform identified timers that they are being blocked from trading in the Funds;

                  o The CCO will meet privately in quarterly meetings with the Independent Directors of the Funds and is to report to the Independent Directors directly any potential breach of securities laws and/or fiduciary duties that come to her attention;

                  o The Advisor will establish written procedures that set forth the process by which timers are identified and blocked;

                  o All employees of the Advisor will be required to sign a certificate attesting to their review and understanding of the Advisor's market timing policies and procedures; and

                  o A "Whistleblower Protection Policy" will be instituted that provides a reporting line to the chief legal officer or the lead Independent Director of the Funds for any employee who identifies real or potential violations of the securities laws, question- able accounting or auditing practices, or complaints regarding internal controls.

            On March 12, 2004, an individual named Gary Davis filed a purported class action complaint against, among other parties, certain Funds, the Advisor, and certain sub-advisers to the Funds, alleging illegal "timing" in the shares of certain Funds. The complaint alleges violations of Section 11 of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934, Rule 10b-5 promulgated thereunder, Sections 34(b) and 36(a) of the Investment Company Act of 1940, as well as a common-law breach of fiduciary duty. The complaint seeks unspecified damages. The court appointed a lead plaintiff and lead plaintiffs' counsel on June 23, 2004, but no discovery has commenced and no trial date has been set. The Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

8.    SALE TRANSACTION

            On July 14, 2004, Affiliated Managers Group, Inc. (AMG), an asset management holding company, announced that it had reached a definitive agreement to acquire the investment advisory business of the Advisor. AMG will make the acquisition through one of its majority-owned subsidiaries, The Managers Funds LLC (The Managers Funds). The Managers Funds is an advisor to 27 mutual funds with approximately $5 billion of assets under management. The transaction is expected to close in the first quarter of 2005. The Managers Funds will retain certain personnel of the Advisor after closing. Closing is subject to approval by the Funds' shareholders and to customary closing conditions for transactions of this type. In late November 2004, proxy materials were mailed to shareholders of record as of November 5, 2004. A special meeting of shareholders is scheduled for January 11, 2005.

            Upon approval by the shareholders of the applicable Funds, the Large Cap Value Fund and Large Cap Growth Fund will be reorganized into corresponding existing acquiring funds, Managers Value Fund and Managers Capital Appreciation Fund (collectively, the Acquiring Funds), respectively. The Global Fund, International Growth Fund, Structured Core Fund, U.S. Small Cap Fund, U.S. Micro-Cap Fund, Institutional U.S. Micro-Cap Fund, Real Estate Securities Fund, Bond Fund, California Tax-Free Fund and Money Market Fund will be reorganized into newly established funds with substantially similar investment objectives, strategies and policies as each existing fund. The names of the new funds will be Managers Fremont Global Fund, Managers International Growth Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund, Managers California Tax-Free Fund and Managers Fremont Money Market Fund (collectively, the New Funds), respectively.

            These reorganizations will not trigger any sales commissions or other transaction-related fees for shareholders. Also, the reorganizations are expected to be tax-free transactions for shareholders of the Funds, the Funds, the Acquiring Funds and the New Funds. It is expected that the


16  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2004
               (All amounts in thousands except number of shares)


            Large Cap Value Fund and Large Cap Growth Fund will have capital losses that will be subject to an annual limitation, such that the losses in excess of the limitation cannot be used in the taxable year and must be carried forward. Due to a variety of factors and because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the reorganizations, it is expected that substantially all of their capital losses will become permanently unavailable. As a result, a shareholder in one of these funds may pay more taxes, or pay taxes sooner, than would be the case if the reorganization did not occur.

            All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the reorganizations, will be paid by The Managers Funds and the Advisor.


                                                 FREMONT U.S. MICRO-CAP FUND  17

                           FREMONT U.S. MICRO-CAP FUND
                       Directors and Officers (Unaudited)

                                                                                                        Number of
                                                                                                      Portfolios in
        Name                                                                                           Fund Complex       Other
       Address                        Positions         Year          Principal Occupations            Overseen by    Directorships
    Date of Birth                       Held         Elected(1)          Past Five Years                 Director         Held
------------------------------------------------------------------------------------------------------------------------------------
"Non-Interested" Directors
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes(3)                  Director           1988     Vice President and Director,              12
Fremont Investment Advisors, Inc.                                 BelMar Advisors, Inc.
333 Market Street, 26th Floor                                     (marketing firm)
San Francisco, CA 94105
5-14-43

------------------------------------------------------------------------------------------------------------------------------------
Kimun Lee(3)                          Director           1998     Principal of Resources                    12        Montalvo Arts
Fremont Investment Advisors, Inc.                                 Consolidated (a consulting                          Association,
333 Market Street, 26th Floor                                     and investment banking                              Cal
San Francisco, CA 94105                                           service group)                                      Performances
6-17-46                                                                                                               (University of
                                                                                                                      California at
                                                                                                                      Berkeley)
------------------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman(3)             Director           1999     Financial Consultant                      12
Fremont Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46

"Interested" Directors(2) and Other Officers
------------------------------------------------------------------------------------------------------------------------------------
Deborah L. Duncan                     Chairman,          2003     1/03-Present, Chairman &                  12        New York
Fremont Investment Advisors, Inc.     President,                  President & Director of the Board                   University
333 Market Street, 26th Floor         Director                    of Fremont Mutual Funds, Inc.,                      Stern School
San Francisco, CA 94105                                           4/01-Present, Managing Director
4-24-55                                                           and CFO, Fremont Group, LLC,
                                                                  1979-2000, Executive VP/Asset
                                                                  Management Executive, Chase
                                                                  Manhattan Bank

------------------------------------------------------------------------------------------------------------------------------------
James E. Klescewski                   CFO,               2003     4/03-Present, CFO, Treasurer,             12
Fremont Investment Advisors, Inc.     Treasurer                   Fremont Investment Advisors,
333 Market Street, 26th Floor                                     Inc., 7/98-4/03, CFO,
San Francisco, CA 94105                                           Montgomery Asset Management,
11-6-55                                                           LLC

------------------------------------------------------------------------------------------------------------------------------------
Tina Thomas                           Senior Vice        1996     6/03-Present, Senior Vice                 12
Fremont Investment Advisors, Inc.     President,                  President, Secretary and Chief
333 Market Street, 26th Floor         Secretary,                  Compliance Officer 6/96-6/03,
San Francisco, CA 94105               and Chief                   Vice President, Secretary, and
8-7-49                                Compliance                  Chief Compliance Officer, Fremont
                                      Officer                     Investment Advisors, Inc.

(1) Directors and officers of the Funds serve until their resignation, removal or retirement.

(2)   "Interested persons" within the meaning as defined in the 1940 Act.

(3)   Member of the Audit Committee and the Contracts Committee.

      The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-548-4539.


18  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                          Other Information (Unaudited)

Proxy Voting Policies and Procedures - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be obtained, without charge, by calling toll-free, 1-800-548-4539. This information is also available through the Fund's website at http://www.fremontfunds.com and through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Record - Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available, without charge, by calling toll-free, 1-800-548-4539. This information is also available through the Fund's website at http://www.fremontfunds.com and through the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Schedule - the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-548-4539 or by visiting the Fund's website at http://www.fremontfunds.com.


                                                 FREMONT U.S. MICRO-CAP FUND  19

FREMONT FUNDS
-------------
333 Market Street, Suite 2600
San Francisco, CA 94105

www.fremontfunds.com


Distributed by Quasar Distributors, LLC (12/04)


BR008c-0412

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

            FREMONT MUTUAL FUNDS, INC.
            --------------------------------------------------------
                                    Annual Report | October 31, 2004

--------------------------------------------------------------------------------

            o Fremont Institutional U.S. Micro-Cap Fund

                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

[PHOTO]
"We at FIA are extremely grateful to you and the many thousands of other investors, who have 'stayed the course' with us during the past two years..."

A MESSAGE FROM E . DOUGLAS TAYLOR,
PRESIDENT & CEO OF FREMONT INVESTMENT ADVISORS
--------------------------------------------------------------------------------

Dear Fremont Funds Shareholders,

While in the past, the annual shareholders' letter has been directed to the events of the past year, it now seems appropriate to put some perspective on the past two to three years in order to bring sense to the past year and perhaps provide some insight into the future.

In retrospect, the high technology bubble of the late '90s provided the incubator for the dramatic stock market decline and concomitant recession. Exacerbating this were the events of September 11, 2001 when some 3,000 citizens became the victims of terrorist attacks. The U.S. reaction to this was strong and immediate, serving notice on the world that this sort of lawlessness would not go unchecked. In 2003, we saw a rebound in the world economies and in most capital markets. This has carried over to 2004, albeit at more modest levels. For the two years ending October 31, 2004, the stock market, as measured by the Standard & Poor's (S&P) 500*, is up 15.0%, annualized, besting the S&P 500's historic annualized return that approximates 10% per year.

The Fremont Institutional U.S. Micro-Cap Fund performed well during this two-year period.

                              Average Annual Returns as of October 31, 2004

                                                            Since      Inception
                          1 Year    5 Years    10 Years   Inception      Date
--------------------------------------------------------------------------------
Fremont Institutional
U.S. Micro-Cap Fund       -0.21%      7.94%      20.17%     13.78%     08/04/97
--------------------------------------------------------------------------------

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

Performance for the Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose assets were transferred into and became the Fremont Institutional U.S. Micro-Cap Fund on August 6, 1997, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses that that of the current Fund and was not registered with the SEC and therefore was not subject to the investment restrictions imposed on registered mutual funds.

I joined Fremont Investment Advisors, Inc. (FIA) in January 2003, to guide the company through restructuring and eventual sale. To that end, we were pleased to announce FIA's sale this past July to Affiliated Managers Group, Inc. (AMG). AMG will acquire our mutual fund assets through its Managers Funds, whose culture, reputation and business model are very similar to our own. Moreover, we see operational continuity because many of FIA's key employees who provide investment management and shareholder services are moving to Managers. The combined fund line-up is greatly enhanced, giving you, the investor, more choices for your investment dollar. We're looking forward to concluding this transaction within the next couple of months, given the necessary approvals.

--------------------------------------------------------------------------------

In November 2004, FIA reached an agreement with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) resolving the market timing issues raised by those regulators. See the press release at www.fremontfunds.com. As a result of this settlement, FIA is well-positioned to move to completion of its sale.

We at FIA are extremely grateful to you and the many thousands of other investors, who have "stayed the course" with us during the past two years as we went through the sales process and settled with the regulators. As we survey the future, we are looking forward to joining with Managers Funds, confident in the high quality of the services it has to offer you, and very optimistic about the investment opportunities that we expect are going to be made available to you in the coming years.

Sincerely,


/s/ E. Douglas Taylor

E. Douglas Taylor
President & CEO
Fremont Investment Advisors

*S&P 500 Index - Widely regarded as the standard for measuring large-cap U.S.
 stock market performance, this popular index includes a representative sample of leading companies in leading industries.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILE AND LETTER TO SHAREHOLDERS                                        2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                        5

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS                           6

FINANCIAL STATEMENTS
Statement of Assets and Liabilities                                            8
Statement of Operations                                                        9
Statement of Changes in Net Assets                                            10

FINANCIAL HIGHLIGHTS                                                          11

NOTES TO FINANCIAL STATEMENTS                                                 12

DIRECTORS AND OFFICERS                                                        16

OTHER INFORMATION                                                             17

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern Kern
Capital Management LLC

[PHOTO]                 [PHOTO]

Robert E. Kern, Jr. and David G. Kern, CFA

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont Institutional U.S. Micro-Cap Fund.

      Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss their strategies for future growth.

      Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS,

For the six months ended October 31, 2004, the Fremont Institutional U.S. Micro-Cap Fund declined 3.78%, compared to a 1.46% gain for the Russell 2000 Growth Index. For the 12 months ended on the same date, the Fund declined 0.21% versus a 5.53% gain for the benchmark.

      After posting positive returns and modestly lagging its Russell 2000 Growth Index benchmark in first half fiscal 2004, the Fund hit a rough patch in the third fiscal quarter (May through July), when the Fund declined 8.90% versus a 4.08% loss for the benchmark. Most of the damage was the result of a sharp sell-off in technology and a big decline in the Fund's largest holding in the health care sector. In general, investing in old-line industries such as energy and materials was much more productive than investing in innovative sectors such as technology and health care. Through the first three quarters of calendar 2004, energy and basic materials stocks were up 32.6% and 16.9%, respectively, while tech stocks declined 12.3% and health care stocks retreated 3.4%. However, the disappointing short-term performance of tech and health care has not altered our conviction that over the long term, we believe that investing in the four innovative sectors we focus on (technology, health care, consumer, and services) will generate impressive returns.

      As we always do during challenging periods, we concentrated the portfolio in those companies in which we have the highest degree of confidence and believe will attract the most favorable attention when investor confidence is restored. Examples in the tech sector include ATMI and Form Factor. ATMI is well positioned to exploit the ongoing transition from aluminum to copper interconnections in semiconductors. Form Factor, which we purchased when it went public in June 2003, has developed advanced probe card technology for testing increasingly complex semiconductor devices. What both companies have in common is that their prospects are tied to significant technological advances in their niches rather than the need for increased capacity driven by end demand.

      Although we generally avoid discussing either big winners or losers in the portfolio, some comments on NeoPharm, one of the Fund's largest holdings and poorest performers in the second half of the fiscal year, are in order. It would take us several pages to fully detail the causes for the stock's decline. Importantly, however, none of the issues that have unsettled investors and sent the stock plummeting relate to the reason we invested in NeoPharm--its very promising drug for brain cancer now in Phase III testing. We believe the company is on the right track and expect more data supporting the drug's effectiveness to be available over the next six months. If the data is as positive as some physicians think it could be, this year's biggest loser could become a big winner in the years ahead.

      Although fiscal 2004 performance disappointed, there were some bright spots in the portfolio. Our services sector holdings held up relatively well in a tough market and we had positive returns from our consumer and special situation category investments. We also had three portfolio companies (Kroll, BHA Group Holdings, and Computer Access Technology) taken over at a nice premium to our purchase prices. Through the years, portfolio performance has been enhanced by the takeover of innovative micro-cap companies by larger players in their respective industries. We believe one of the unintended consequences of the Sarbanes-Oxley Act is that the added expense of complying with its requirements will tend to drive small companies into the arms of larger competitors.

      At the end of fiscal 2004, we had increased our allocation to technology from 31% at mid-year to 40%, near our historical maximum. This was a reflection of increasingly attractive valuations for high quality niche companies, which in our opinion, have outstanding long-term growth prospects. Our weighting in health care remained the same at 21%. We reduced the allocation to consumer from 13% to 11%, services from


2  FREMONT MUTUAL FUNDS

15% to 10%, and special situations from 6% to 5%. The remaining 13% of assets was in cash reserves.

      The Fremont Institutional U.S. Micro-Cap Fund originated as the micro-cap portfolio portion of a corporate retirement plan and was converted to a mutual fund in 1997. We are pleased to report that over the ten years ended October 31, 2004, the Fund had a ten-year average annualized return of 20.17% versus 5.68% for its Russell 2000 Growth Index benchmark. It was not smooth sailing all the way. We were challenged periodically by the kind of inhospitable market we faced in the second half of this fiscal year. Importantly, however, we maintained our patience and discipline and were generously rewarded. We trust that over the longer term, we will continue to survive the tough times and prosper during better market environments.

Sincerely,

/s/ Robert E. Kern, Jr. /s/ David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

FREMONT INSTITUTIONAL
U.S. MICRO-CAP FUND SECTOR
DIVERSIFICATION AS OF 10/31/04
--------------------------------------------------------------------------------

[Pie Chart Omitted]

Technology (Equipment) (21.1%)
Health Care (20.8%)
Technology (Components) (15.9%)
Business Equipment & Services (11.0%)
Retail (5.7%)
Technology (Software) (5.5%)
Other (7.5%)
Cash (12.5%)

ANNUAL RETURNS

[Bar Chart Omitted]

 11/01/94-
 10/31/95       +29.21%

 11/01/95-
 10/31/96       +41.99%

 11/01/96-
 10/31/97       +34.19%

 11/01/97-
 10/31/98       -21.03%

 11/01/98-
 10/31/99      +118.10%*

 11/01/99-
 10/31/00       +60.36%

 11/01/00-
 10/31/01       -18.13%

 11/01/01-
 10/31/02       -26.81%

 11/01/02-
 10/31/03       +52.84%

 11/01/03-
 10/31/04        -0.21%

TOP TEN HOLDINGS

ArthroCare Corp .........................................................  4.0%
Eclipsys Corp ...........................................................  3.6%
Intuitive Surgical, Inc .................................................  3.5%
ATMI, Inc ...............................................................  2.8%
Gymboree Corp ...........................................................  2.7%
AudioCodes Ltd ..........................................................  2.6%
Anaren, Inc .............................................................  2.5%
Ceragon Networks Ltd ....................................................  2.2%
CoStar Group, Inc .......................................................  2.1%
FormFactor, Inc .........................................................  2.1%
                                                               TOTAL      28.1%

GROWTH OF $10,000(1)

[The following table was depicted as a mountain chart in the printed material.]

                 Fremont Institutional      Russell 2000
                  U.S. Micro-Cap Fund       Growth Index**
                  -------------------       --------------
31-Oct-94               $10,000               $10,000
30-Nov-94               $ 9,381               $ 9,595
31-Dec-94               $ 9,038               $ 9,823
31-Jan-95               $ 9,400               $ 9,623
28-Feb-95               $ 9,629               $10,067
31-Mar-95               $10,136               $10,361
30-Apr-95               $10,341               $10,517
31-May-95               $10,641               $10,655
30-Jun-95               $11,316               $11,389
31-Jul-95               $11,903               $12,277
31-Aug-95               $12,818               $12,428
30-Sep-95               $13,224               $12,684
31-Oct-95               $13,005               $12,060
30-Nov-95               $13,280               $12,593
31-Dec-95               $13,912               $12,872
31-Jan-96               $14,503               $12,765
29-Feb-96               $15,440               $13,347
31-Mar-96               $15,924               $13,611
30-Apr-96               $18,091               $14,656
31-May-96               $20,295               $15,408
30-Jun-96               $19,119               $14,406
31-Jul-96               $17,084               $12,648
31-Aug-96               $18,374               $13,584
30-Sep-96               $19,217               $14,284
31-Oct-96               $18,513               $13,667
30-Nov-96               $19,894               $14,048
31-Dec-96               $21,237               $14,321
31-Jan-97               $22,773               $14,679
28-Feb-97               $21,365               $13,793
31-Mar-97               $19,731               $12,819
30-Apr-97               $19,259               $12,671
31-May-97               $21,503               $14,576
30-Jun-97               $23,293               $15,070
31-Jul-97               $24,097               $15,842
31-Aug-97               $24,961               $16,317
30-Sep-97               $27,131               $17,619
31-Oct-97               $24,887               $16,561
30-Nov-97               $24,556               $16,166
31-Dec-97               $24,123               $16,175
31-Jan-98               $23,574               $15,960
28-Feb-98               $25,273               $17,369
31-Mar-98               $26,319               $18,097
30-Apr-98               $26,684               $18,208
31-May-98               $25,273               $16,885
30-Jun-98               $24,385               $17,058
31-Jul-98               $22,137               $15,633
31-Aug-98               $17,040               $12,025
30-Sep-98               $17,432               $13,244
31-Oct-98               $19,654               $13,934
30-Nov-98               $22,503               $15,015
31-Dec-98               $25,456               $16,374
31-Jan-99               $27,913               $17,111
28-Feb-99               $26,188               $15,546
31-Mar-99               $27,050               $16,099
30-Apr-99               $29,742               $17,521
31-May-99               $32,225               $17,549
30-Jun-99               $35,936               $18,473
31-Jul-99               $36,747               $17,902
31-Aug-99               $36,642               $17,232
30-Sep-99               $39,961               $17,565
31-Oct-99               $42,866               $18,015
30-Nov-99               $49,854               $19,919
31-Dec-99               $61,162               $23,430
31-Jan-00               $66,550               $23,212
29-Feb-00               $86,433               $28,613
31-Mar-00               $77,137               $25,605
30-Apr-00               $68,882               $23,020
31-May-00               $65,478               $21,004
30-Jun-00               $81,391               $23,718
31-Jul-00               $78,114               $21,685
31-Aug-00               $81,675               $23,966
30-Sep-00               $75,089               $22,775
31-Oct-00               $68,740               $20,927
30-Nov-00               $57,580               $17,127
31-Dec-00               $58,271               $18,175
31-Jan-01               $65,165               $19,646
28-Feb-01               $55,149               $16,953
31-Mar-01               $50,987               $15,412
30-Apr-01               $57,187               $17,299
31-May-01               $60,742               $17,699
30-Jun-01               $63,777               $18,182
31-Jul-01               $61,653               $16,631
31-Aug-01               $58,835               $15,592
30-Sep-01               $50,033               $13,076
31-Oct-01               $56,277               $14,334
30-Nov-01               $59,615               $15,531
31-Dec-01               $62,650               $16,498
31-Jan-02               $60,352               $15,911
28-Feb-02               $55,280               $14,881
31-Mar-02               $61,263               $16,174
30-Apr-02               $57,751               $15,825
31-May-02               $52,938               $14,899
30-Jun-02               $48,603               $13,636
31-Jul-02               $42,446               $11,540
31-Aug-02               $41,926               $11,535
30-Sep-02               $39,801               $10,702
31-Oct-02               $41,189               $11,243
30-Nov-02               $46,652               $12,357
31-Dec-02               $42,880               $11,505
31-Jan-03               $42,403               $11,192
28-Feb-03               $41,449               $10,893
31-Mar-03               $42,143               $11,058
30-Apr-03               $45,611               $12,104
31-May-03               $51,335               $13,468
30-Jun-03               $53,635               $13,728
31-Jul-03               $57,191               $14,766
31-Aug-03               $58,621               $15,559
30-Sep-03               $57,407               $15,165
31-Oct-03               $62,959               $16,475
30-Nov-03               $65,647               $17,013
31-Dec-03               $66,645               $17,089
31-Jan-04               $69,810               $17,986
29-Feb-04               $68,247               $17,959
31-Mar-04               $67,810               $18,044
30-Apr-04               $65,294               $17,138
31-May-04               $63,342               $17,479
30-Jun-04               $65,641               $18,061
31-Jul-04               $59,484               $16,439
31-Aug-04               $58,181               $16,085
30-Sep-04               $62,516               $16,975
31-Oct-04               $62,819               $17,387

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/04

                                1 Year           5 Years         10 Years
                            ---------------------------------------------
Fremont Institutional
U.S. Micro-Cap Fund             -0.21%             7.94%           20.17%

Russell 2000 Growth Index        5.53%            -0.71%            5.68%

(1) Assumes initial investment of $10,000 on October 31, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

      All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 2000 Growth Index.

      Performance for the Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose assets were transferred into and became the Fremont Institutional U.S. Micro-Cap Fund on August 6, 1997, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses that that of the current Fund and was not registered with the SEC and therefore was not subject to the investment restrictions imposed on registered mutual funds.

      Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within an industry, limited earnings history and a reliance on one or a limited number of products.

* The returns shown were achieved in a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved.

** Russell 2000 Growth Index - Measures the performance of the Russell 2000 companies with higher price-to- book ratios and higher forecasted growth values. Indexes are not available for investment and do not incur expenses. Russell 2000 companies are composed of the 2,000 smallest stocks in the Russell 3000 index, and is widely regarded in the industry as the premier measure of small cap stock performance.


                                                         FREMONT MUTUAL FUNDS  3

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                          Expense Examples (Unaudited)

As shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees, shareholder servicing fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

The table below presents your Fund's expenses in two ways:

Actual Return - This section provides information about actual account values and actual expenses. The "Ending Account Value" shown is derived from the Fund's actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return - This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. This section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire redemption service fees. If these transactional costs were included, your costs would have been higher. The expenses assume that no shares were bought or sold during the period.

                                               Beginning          Ending         Expenses        Expenses
                                             Account Value     Account Value    Paid During    Ratio During
Fund                                            5/1/04           10/31/04        Period*         Period*
-----------------------------------------------------------------------------------------------------------
Based on Actual Return
Fremont Institutional U.S. Micro-Cap Fund      $1,000.00           $962.20        $6.56           1.33%

Based on Hypothetical 5% Return
Fremont Institutional U.S. Micro-Cap Fund      $1,000.00         $1,018.45        $6.75           1.33%

* Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366).


4  FREMONT MUTUAL FUNDS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont Institutional U.S. Micro-Cap Fund, (one of the funds constituting Fremont Mutual Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2004


                                                         FREMONT MUTUAL FUNDS  5

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                  Value  (000s)
      Shares  Security Description                                   (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 87.5%

BUSINESS EQUIPMENT & SERVICES 11.0%
   1,183,100  Alloy, Inc.*                                           $  4,519
     684,900  Centra Software, Inc.*                                    1,205
     617,800  Clean Harbors, Inc.*                                      6,629
     189,600  CoStar Group, Inc.*                                       7,654
     174,700  Equinix, Inc.*                                            6,584
       4,600  Greenfield Online, Inc.*                                     97
     470,600  Harris Interactive, Inc.*                                 3,200
     103,600  Infocrossing, Inc.*                                       1,524
     199,000  infoUSA, Inc.*                                            2,085
     134,800  Kanbay International, Inc.*                               3,220
     475,500  Lionbridge Technologies, Inc.*                            2,230
     269,000  Pemstar, Inc.*                                              460
                                                                     --------
                                                                       39,407
                                                                     --------
CAPITAL GOODS 2.9%
     378,600  AAON, Inc.*                                               5,565
     270,700  IMPCO Technologies, Inc.*                                 1,575
     102,800  Insituform Technologies, Inc. (Class A)*                  2,037
     196,900  Northern Technologies International Corp.(a)              1,280
                                                                     --------
                                                                       10,457
                                                                     --------
CONSUMER DURABLES 0.6%
     113,300  Nautilus Group, Inc. (The)                                2,226
                                                                     --------
                                                                        2,226
                                                                     --------
CONSUMER NON-DURABLES 2.6%
     782,800  Gymboree Corp.*                                           9,472
                                                                     --------
                                                                        9,472
                                                                     --------
CONSUMER SERVICES 1.4%
     211,400  Monro Muffler, Inc.*                                      5,144
                                                                     --------
                                                                        5,144
                                                                     --------
HEALTH CARE 20.8%
     102,000  Angiodynamics, Inc.*                                        915
     463,300  ArthroCare Corp.*                                        14,274
      92,900  Atherogenics, Inc.*                                       2,781
     374,400  Conceptus, Inc.*                                          3,207
     762,800  Eclipsys Corp.*                                          12,945
     602,500  Harvard Bioscience, Inc.*                                 2,283
      96,000  ICON PLC ADR*                                             3,169
     424,800  Intuitive Surgical, Inc.*                                12,396
     892,641  NeoPharm, Inc.*                                           6,485
     787,400  OraSure Technologies, Inc.*                               5,315
     245,500  Quidel Corp.*                                             1,385
     974,800  Regeneration Technologies, Inc.*                          7,555
     136,000  Vital Images, Inc.*                                       1,831
                                                                     --------
                                                                       74,541
                                                                     --------
RETAIL 5.7%
      100,600  Celebrate Express, Inc.*                                 1,709
      211,100  Electronics Boutique Holdings Corp.*                     7,207
      205,100  Goody's Family Clothing, Inc.                            1,803
      333,100  Too, Inc.*                                               7,335
      381,000  Tweeter Home Entertainment Group, Inc.*                  2,282
                                                                     --------
                                                                       20,336
                                                                     --------
TECHNOLOGY (COMPONENTS) 15.9%
      159,100  Actel Corp.*                                             2,414
      727,800  Anaren, Inc.*                                            8,912
      497,500  Catalyst Semiconductor, Inc.*                            2,980
    1,131,500  Exfo Electro-Optical Engineering, Inc.*                  6,178
      631,700  hi/fn, inc.*                                             4,428
      793,367  Identix, Inc.*                                           5,784
      589,000  Interlink Electronics, Inc.*                             4,718
      879,400  Microtune, Inc.*                                         3,878
       82,800  Power Integrations, Inc.*                                1,772
      690,600  Sirenza Microdevices, Inc.*                              3,126
      492,050  Trident Microsystems, Inc.*                              6,490
      385,600  Woodhead Industries, Inc.                                6,054
                                                                     --------
                                                                       56,734
                                                                     --------
TECHNOLOGY (EQUIPMENT) 21.1%
      423,200  ATMI, Inc.*                                              9,882
      694,800  AudioCodes Ltd.*                                         9,157
      129,300  Audiovox Corp. (Class A)*                                1,862
      247,200  August Technology Corp.*                                 1,927
      433,800  Carrier Access Corp.*                                    3,835
    1,550,200  Ceragon Networks Ltd.(a)*                                7,751
    1,080,400  Computer Access Technology Corp.(a)*                     6,472
      325,400  FormFactor, Inc.*                                        7,631
       96,300  Integral Systems, Inc.                                   1,897
      542,100  Intevac, Inc.*                                           2,719
      892,600  NetScout Systems, Inc.*                                  5,873
      306,800  Rimage Corp.*                                            4,390
      499,100  RIT Technologies Ltd.(a)*                                  786
       80,900  Stratasys, Inc.*                                         2,369
      571,400  Sunrise Telecom, Inc.                                    1,463
      870,100  TVI Corp.*                                               4,438
      224,800  X-Rite, Inc.                                             2,963
                                                                     --------
                                                                       75,415
                                                                     --------
TECHNOLOGY (SOFTWARE) 5.5%
      477,800  Calgon Carbon Corp.                                      3,287
      173,400  Packeteer, Inc.*                                         2,140
      399,100  Pervasive Software, Inc.*                                1,566
      298,500  SupportSoft, Inc.*                                       1,513
      516,200  Tier Technologies, Inc. (Class B)*                       4,455
      164,900  Websense, Inc.*                                          6,690
                                                                     --------
                                                                       19,651
                                                                     --------

TOTAL COMMON STOCKS (Cost $293,446)                                   313,383
                                                                     --------

   The accompanying notes are an integral part of these financial statements.


6  FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                October 31, 2004

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

     Shares/                                                      Value  (000s)
 Face Amount  Security Description                                   (Note 1)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 13.4%
   37,723,853  Fremont Money Market Fund(a)                          $ 37,724
  $10,043,499  Repurchase Agreement, State
                Street Bank, 1.040%, 11/01/04
                (Maturity Value $10,044)
                (Cost $10,043) Collateral: FHLMC,
                0.000%, 04/20/05
                (Collateral Value $10,247)                             10,043

TOTAL SHORT-TERM INVESTMENTS (Cost $47,767)                            47,767
                                                                     --------

TOTAL INVESTMENTS (Cost $341,213), 100.9%                             361,150
                                                                     --------

OTHER ASSETS AND LIABILITIES, NET, (0.9)%                              (3,139)
                                                                     --------

NET ASSETS, 100.0%                                                   $358,011
                                                                     ========

*     Non-income producing security.

(a)   Affiliated issuer. See Note 2 of "Notes to Financial Statements".

PORTFOLIO ABBREVIATIONS

ADR      American Depositary Receipt
FHLMC    Federal Home Loan Mortgage Corp.
PLC      Public Limited Company

   The accompanying notes are an integral part of these financial statements.


                                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND  7

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                October 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

ASSETS:
    Investments in securities at cost                                   $331,170
    Repurchase agreement at cost                                          10,043
                                                                        --------

        TOTAL INVESTMENTS AT COST                                       $341,213
                                                                        ========

    Investments in securities at value                                  $351,107
    Repurchase agreement at value                                         10,043
    Cash                                                                      31
    Dividends and interest receivable                                         50
    Receivable for securities sold                                         1,501
    Receivable from sale of fund shares                                      496
    Other receivables                                                          4
    Prepaid expenses                                                          33
                                                                        --------

        TOTAL ASSETS                                                     363,265
                                                                        --------

LIABILITIES:
    Payable for securities purchased                                       3,483
    Payable for fund shares redeemed                                       1,299
    Accrued expenses:
        Investment advisory and administrative fees                          351
        Other                                                                121
                                                                        --------

        TOTAL LIABILITIES                                                  5,254
                                                                        --------

NET ASSETS                                                              $358,011
                                                                        ========
Net assets consist of:
    Paid-in capital                                                     $336,557
    Unrealized appreciation on investments                                19,937
    Accumulated net realized gain                                          1,517
                                                                        --------

NET ASSETS                                                              $358,011
                                                                        ========

SHARES OF CAPITAL STOCK OUTSTANDING                                       24,699
                                                                        ========
NET ASSET VALUE PER SHARE
    (Net Assets / Shares of Capital Stock Outstanding)                  $  14.49
                                                                        ========

   The accompanying notes are an integral part of these financial statements.


8  FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                          Year Ended October 31, 2004

STATEMENT OF OPERATIONS
(All numbers in thousands)

INVESTMENT INCOME:
    Dividends                                                          $    774
    Interest                                                                 61
                                                                       --------

        TOTAL INCOME                                                        835
                                                                       --------

EXPENSES:
    Investment advisory and administrative fees                           4,485
    Shareholder servicing fees                                              210
    Custody fees                                                             65
    Accounting fees                                                          62
    Audit and legal fees                                                     39
    Directors' fees                                                          42
    Registration fees                                                        28
    Reports to shareholders                                                 103
    Other                                                                    48
                                                                       --------

        TOTAL EXPENSES BEFORE REDUCTIONS                                  5,082
    Earned custody credits                                                   (1)
                                                                       --------

        TOTAL NET EXPENSES                                                5,081
                                                                       --------

            NET INVESTMENT LOSS                                          (4,246)
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
    Net realized gain from investments                                   68,675
    Net unrealized depreciation on investments                          (66,457)
                                                                       --------

        NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS                 2,218
                                                                       --------

            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ (2,028)
                                                                       ========

   The accompanying notes are an integral part of these financial statements.


                                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND  9

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                      Year Ended October 31, 2004 and 2003

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                            2004         2003
                                                                         ---------    ---------
INCREASE (DECREASE) IN NET ASSETS:
    From operations:
        Net investment loss                                              $  (4,246)   $  (3,626)
        Net realized gain (loss) from investments                           68,675      (34,732)
        Net unrealized appreciation (depreciation) on investments          (66,457)     183,226
                                                                         ---------    ---------

            Net increase (decrease) in net assets from operations           (2,028)     144,868
                                                                         ---------    ---------

    From capital share transactions:
        Proceeds from shares sold                                          111,889      170,437
        Payments for shares redeemed                                      (143,512)    (176,940)
                                                                         ---------    ---------

            Net decrease in net assets from capital share transactions     (31,623)      (6,503)
                                                                         ---------    ---------

        Net increase (decrease) in net assets                              (33,651)     138,365
Net assets at beginning of year                                            391,662      253,297
                                                                         ---------    ---------

NET ASSETS AT END OF YEAR                                                $ 358,011    $ 391,662
                                                                         =========    =========

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                                     7,416       14,657
    Redeemed                                                                (9,694)     (14,334)
                                                                         ---------    ---------

        Net increase (decrease) from capital share transactions             (2,278)         323
                                                                         =========    =========

   The accompanying notes are an integral part of these financial statements.


10  FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                    Financial Highlights - October 31, 2004

                                                                                Year Ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                         2004            2003            2002            2001            2000
                                                         ----            ----            ----            ----            ----
SELECTED PER SHARE DATA
    For one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD               $  14.52        $   9.50        $  12.98        $  17.37        $  13.68
                                                       --------        --------        --------        --------        --------

    INCOME FROM INVESTMENT OPERATIONS
        Net investment income (loss)                       (.17)           (.13)           (.11)           (.01)            .06
        Net realized and unrealized gain (loss)             .14            5.15           (3.37)          (3.08)           8.19
                                                       --------        --------        --------        --------        --------

            Total income (loss) from investment
              operations                                   (.03)           5.02           (3.48)          (3.09)           8.25
                                                       --------        --------        --------        --------        --------

    LESS DISTRIBUTIONS
        From net investment income                           --              --              --              --            (.06)
        From net realized gains                              --              --              --           (1.30)          (4.50)
                                                       --------        --------        --------        --------        --------

            Total distributions                              --              --              --           (1.30)          (4.56)
                                                       --------        --------        --------        --------        --------

    NET ASSET VALUE, END OF PERIOD                     $  14.49        $  14.52        $   9.50        $  12.98        $  17.37
                                                       ========        ========        ========        ========        ========

TOTAL RETURN                                               (.21)%         52.84%         (26.81)%(1)     (18.13)%(1)      60.36%(1)

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)           $358,011        $391,662        $253,297        $286,408        $241,654
    Ratio of net expenses to average net assets(2)         1.30%           1.30%           1.29%           1.25%           1.25%
    Ratio of gross expenses to average net assets(2)       1.30%           1.30%           1.29%           1.31%           1.24%
    Ratio of net investment income (loss)
      to average net assets                               (1.09)%         (1.12)%          (.96)%          (.06)%           .30%
    Portfolio turnover rate                                  87%            119%             64%             85%            123%

(1) Total return would have been lower had the Advisor not waived fees and/or reimbursed expenses.

(2)   See Note 2 of "Notes to Financial Statements."

   The accompanying notes are an integral part of these financial statements.


                                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND  11

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2004
        (All amounts in thousands except par value and number of shares)

1.    SIGNIFICANT ACCOUNTING POLICIES

            Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in twelve series (the "Funds"), one of which, the Institutional U.S. Micro-Cap Fund (the "Fund") is covered by this report. The Fund has its own investment objective and maintains a separate investment portfolio.

            The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

      A.    SECURITY VALUATION

            Investments are stated at value based on the official closing price on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities that mature in 60 days or less are included in investments at amortized cost, which approximates market value. Investments in mutual funds are valued at net asset value.

      B.    SECURITY TRANSACTIONS

            Security transactions are accounted for as of trade date. Realized gains and losses on securities are determined on the basis of identified cost for both financial statement and federal income tax purposes.

      C.    INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

            Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to the Fund based upon the Fund's relative net assets or the nature of the services performed and their applicability to each Fund.

      D.    INCOME TAXES

            No provision for federal income taxes is required since the Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

            Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

            Permanent differences are reclassified to paid-in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      E.    ACCOUNTING ESTIMATES

            The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

      F.    REPURCHASE AGREEMENTS

            The Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2004, the outstanding repurchase agreement held by the Fund had been entered into on October 29, 2004.

      G.    INDEMNIFICATION OBLIGATIONS

            Under the Fund's organizational documents, its current and former officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.


12  FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2004
               (All amounts in thousands except number of shares)

2.    TRANSACTIONS WITH RELATED PARTIES

            INVESTMENT ADVISOR

            The Fund has entered into an investment advisory agreement and an administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under these agreements, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory services, the Advisor receives a fee based on the average daily net assets of the Fund at an annual rate of 1.00%. For administrative services received, the Fund pays the Advisor an administrative fee of 0.15% of average daily net assets.

            The Advisor has contractually limited the Fund's total operating expenses to 1.35% of average daily net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

            The Advisor is in the process of selling its business. The contractual limitations on fund operating expenses and the waiver of expenses by the Advisor may only be changed with Board approval or at the termination of the investment advisory contract. The investment advisory contract automatically terminates upon the sale of the Advisor. As such, it may be continued, terminated or modified, by the Advisor, or its successor. Prior to the sale of the Advisor's business, fund shareholders will be provided with a proxy requesting approval of the terms of any new investment advisory fees. The successor has committed to maintain the current limitations on fund operating expenses through March 1, 2006.

            The Fund has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such balances were employed by the Fund to reduce custody fees.

            AFFILIATED COMPANY TRANSACTIONS

            Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, which are defined in the Investment Act of 1940 as "affiliated" companies. The following is a summary of transactions for each issuer who was an affiliate during the year ended October 31, 2004:

                              Share                                                      Share
                             Balance,   Aggregate  Aggregate       Net                  Balance,       Value
                           October 31,  Purchase     Sales      Realized               October 31,   October 31,
Issuer                        2003        Cost       Cost      Gain (Loss)    Income      2004          2004
                          --------------------------------------------------------------------------------------
BHA Group
   Holdings, Inc.            316,500     $    --   $   5,467   $   6,560    $     158          --     $    --*
Ceragon Networks Ltd.             --+     10,889          --          --           --   1,550,200       7,751
Clean Harbors, Inc.               --+      6,239       2,079         589           --          --          --*
Computer Access
  Technology Corp.                --+      5,027          --          --           --   1,080,400       6,472
hi/fn, inc                   548,200       2,155         902         134           --          --*         --*
NeoPharm, Inc.             1,003,441       2,310       3,898      (2,550)          --          --*         --*
Northern
  Technologies Internet           --+        111          --          --            9     196,900       1,280
PDF Solutions, Inc.        1,176,200          --       8,049       4,251           --          --*         --*
RIT Technologies Ltd.             --+        134          --          --           --     499,100         786
Vixel Corp.                1,317,100          --       5,658       7,513           --          --*         --*
                                         --------------------------------------------                 -------
                                         $26,865   $  26,053   $  16,497    $     167                 $16,289
                                         ============================================                 =======

+     Issuer was not an affiliated company at October 31, 2003.

*     Issuer was not an affiliated company at October 31, 2004.


                                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND  13

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2004
               (All amounts in thousands except number of shares)

            OTHER RELATED PARTIES

            At October 31, 2004, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 4% of the Fund.

            Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receives compensation for services as officers and/or directors of the Fund.

            Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of October 31, 2004, the Fund had 11% invested in the Fremont Money Market Fund. As of October 31, 2004, 13% of the Fremont Money Market Fund was held by the Funds. The Fund earned dividends of $301 from the Fremont Money Market Fund during the year ended October 31, 2004.

3.    PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

            Aggregate purchases and aggregate proceeds from sales of securities for the year ended October 31, 2004, were as follows:

                                               Purchases     Proceeds
                                               ---------     --------

            Long-term securities:              $297,617      $334,041

4.    PORTFOLIO CONCENTRATIONS

            Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

5.    FEDERAL INCOME TAX MATTERS

            As of October 31, 2004, the tax basis components of net assets were as follows:

            Cost of investments for tax purposes                       $343,413
                                                                       ========
            Gross tax unrealized appreciation                          $ 56,742
            Gross tax unrealized depreciation                           (39,005)
                                                                       --------
            Net tax unrealized appreciation
              on investments                                             17,737
                                                                       --------
            Undistributed long-term gains                                 3,717
                                                                       --------

6.    LINE OF CREDIT

            The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, the Fund's borrowings cannot exceed 20% of the Fund's net assets and the combined borrowings of all Funds cannot exceed the $40 million cap on the total line of credit. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Fund pays a commitment fee of 0.09% per annum of the unused balance of the Line of Credit. Borrowing activity under the Line of Credit during the year ended October 31, 2004 was as follows:

                                                                                                    Amount
                                                        Maximum Amount                          Outstanding at
            Fund                                         Outstanding     Interest Expense      October 31, 2004
            ---------------------------------------------------------------------------------------------------
            Fremont Institutional U.S. Micro-Cap Fund      $5,069                    $--*                   $--

            * Less than $1.

7.    LEGAL MATTERS

            On November 3, 2004, the Advisor reached an agreement with the SEC and the Office of the New York State Attorney General ("NYAG") that resolves the issues resulting from both the SEC's and NYAG's investigation of market timing and late trading in shares of certain Funds.

            Pursuant to the terms of the orders issued by the SEC and NYAG settlement orders, under which the Advisor neither admits nor denies any of the findings, the Advisor agreed to pay $2.1 million in disgorgement and to pay a civil penalty of $2.0 million. The Advisor is required to retain an independent distribution consultant for the distribution of the disgorgement and civil penalty amounts to the investors in the Funds in which market timing occurred. The Advisor, and not the investors in any Fund, will bear all costs, including restitution, civil penalties and associated legal fees related to both of these proceedings.


14  FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2004
               (All amounts in thousands except number of shares)

            The settlement orders also require the Advisor to implement several new policies under the direction of the Independent Directors of the Funds, including the following:

                        o The Funds' chief compliance officer (the "CCO") will receive a daily report reflecting money movements in and out of the Funds and copies of all letters sent by the Advisor that inform identified timers that they are being blocked from trading in the Funds;

                        o The CCO will meet privately in quarterly meetings with the Independent Directors of the Funds and is to report to the Independent Directors directly any potential breach of securities laws and/or fiduciary duties that come to her attention;

                        o The Advisor will establish written procedures that set forth the process by which timers are identified and blocked;

                        o All employees of the Advisor will be required to sign a certificate attesting to their review and understanding of the Advisor's market timing policies and procedures; and

                        o A "Whistleblower Protection Policy" will be instituted that provides a reporting line to the chief legal officer or the lead Independent Director of the Funds for any employee who identifies real or potential violations of the securities laws, question- able accounting or auditing practices, or complaints regarding internal controls.

            On March 12, 2004, an individual named Gary Davis filed a purported class action complaint against, among other parties, certain Funds, the Advisor, and certain sub-advisers to the Funds, alleging illegal "timing" in the shares of certain Funds. The complaint alleges violations of Section 11 of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934, Rule 10b-5 promulgated thereunder, Sections 34(b) and 36(a) of the Investment Company Act of 1940, as well as a common-law breach of fiduciary duty. The complaint seeks unspecified damages. The court appointed a lead plaintiff and lead plaintiffs' counsel on June 23, 2004, but no discovery has commenced and no trial date has been set. The Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

8.    SALE TRANSACTION

            On July 14, 2004, Affiliated Managers Group, Inc. (AMG), an asset management holding company, announced that it had reached a definitive agreement to acquire the investment advisory business of the Advisor. AMG will make the acquisition through one of its majority-owned subsidiaries, The Managers Funds LLC (The Managers Funds). The Managers Funds is an advisor to 27 mutual funds with approximately $5 billion of assets under management. The transaction is expected to close in the first quarter of 2005. The Managers Funds will retain certain personnel of the Advisor after closing. Closing is subject to approval by the Funds' shareholders and to customary closing conditions for transactions of this type. In late November 2004, proxy materials were mailed to shareholders of record as of November 5, 2004. A special meeting of shareholders is scheduled for January 11, 2005.

            Upon approval by the shareholders of the applicable Funds, the Large Cap Value Fund and Large Cap Growth Fund will be reorganized into corresponding existing acquiring funds, Managers Value Fund and Managers Capital Appreciation Fund (collectively, the Acquiring Funds), respectively. The Global Fund, International Growth Fund, Structured Core Fund, U.S. Small Cap Fund, U.S. Micro-Cap Fund, Institutional U.S. Micro-Cap Fund, Real Estate Securities Fund, Bond Fund, California Tax-Free Fund and Money Market Fund will be reorganized into newly established funds with substantially similar investment objectives, strategies and policies as each existing fund. The names of the new funds will be Managers Fremont Global Fund, Managers International Growth Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund, Managers California Tax-Free Fund and Managers Fremont Money Market Fund (collectively, the New Funds), respectively.

            These reorganizations will not trigger any sales commissions or other transaction-related fees for shareholders. Also, the reorganizations are expected to be tax-free transactions for shareholders of the Funds, the Funds, the Acquiring Funds and the New Funds. It is expected that the Large Cap Value Fund and Large Cap Growth Fund will have capital losses that will be subject to an annual limitation, such that the losses in excess of the limitation cannot be used in the taxable year and must be carried forward. Due to a variety of factors and because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the reorganizations, it is expected that substantially all of their capital losses will become permanently unavailable. As a result, a shareholder in one of these funds may pay more taxes, or pay taxes sooner, than would be the case if the reorganization did not occur.

            All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the reorganizations, will be paid by The Managers Funds and the Advisor.


                                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND  15

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                       Directors and Officers (Unaudited)

                                                                                                        Number of
                                                                                                      Portfolios in
         Name                                                                                          Fund Complex       Other
        Address                       Positions         Year          Principal Occupations            Overseen by    Directorships
     Date of Birth                      Held         Elected(1)          Past Five Years                 Director         Held
------------------------------------------------------------------------------------------------------------------------------------
"Non-Interested" Directors
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes(3)                  Director           1988     Vice President and Director,              12
Fremont Investment Advisors, Inc.                                 BelMar Advisors, Inc.
333 Market Street, 26th Floor                                     (marketing firm)
San Francisco, CA 94105
5-14-43

------------------------------------------------------------------------------------------------------------------------------------
Kimun Lee(3)                          Director           1998     Principal of Resources                    12        Montalvo Arts
Fremont Investment Advisors, Inc.                                 Consolidated (a consulting                          Association,
333 Market Street, 26th Floor                                     and investment banking                              Cal
San Francisco, CA 94105                                           service group)                                      Performances
6-17-46                                                                                                               (University of
                                                                                                                      California at
                                                                                                                      Berkeley)
------------------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman(3)             Director           1999     Financial Consultant                      12
Fremont Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46

"Interested" Directors(2) and Other Officers
------------------------------------------------------------------------------------------------------------------------------------
Deborah L. Duncan                     Chairman,          2003     1/03-Present, Chairman &                  12        New York
Fremont Investment Advisors, Inc.     President,                  President & Director of the Board                   University
333 Market Street, 26th Floor         Director                    of Fremont Mutual Funds, Inc.,                      Stern School
San Francisco, CA 94105                                           4/01-Present, Managing Director
4-24-55                                                           and CFO, Fremont Group, LLC,
                                                                  1979-2000, Executive VP/Asset
                                                                  Management Executive, Chase
                                                                  Manhattan Bank

------------------------------------------------------------------------------------------------------------------------------------
James E. Klescewski                   CFO,               2003     4/03-Present, CFO, Treasurer,             12
Fremont Investment Advisors, Inc.     Treasurer                   Fremont Investment Advisors,
333 Market Street, 26th Floor                                     Inc., 7/98-4/03, CFO,
San Francisco, CA 94105                                           Montgomery Asset Management,
11-6-55                                                           LLC

------------------------------------------------------------------------------------------------------------------------------------
Tina Thomas                           Senior Vice        1996     6/03-Present, Senior Vice                 12
Fremont Investment Advisors, Inc.     President,                  President, Secretary and Chief
333 Market Street, 26th Floor         Secretary,                  Compliance Officer 6/96-6/03,
San Francisco, CA 94105               and Chief                   Vice President, Secretary, and
8-7-49                                Compliance                  Chief Compliance Officer, Fremont
                                      Officer                     Investment Advisors, Inc.

(1) Directors and officers of the Funds serve until their resignation, removal or retirement.

(2)   "Interested persons" within the meaning as defined in the 1940 Act.

(3)   Member of the Audit Committee and the Contracts Committee.

      The statement of additional information contains additional information about Fund directors and officers and is available without charge, upon request, by calling 1-800-548-4539.


16  FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                         Other Information (Unaudited)

Proxy Voting Policies and Procedures - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be obtained, without charge, by calling toll-free, 1-800-548-4539. This information is also available through the Fund's website at http://www.fremontfunds.com and through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Record - Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available, without charge, by calling toll-free, 1-800-548-4539. This information is also available through the Fund's website at http://www.fremontfunds.com and through the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Schedule - The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-548-4539 or by visiting the Fund's website at http://www.fremontfunds.com.

Tax Designation - In accordance with the Internal Revenue Code, the Fund designates $3,717,341 as long-term capital gain dividends.


                                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND  17
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FREMONT FUNDS
-------------
333 Market Street, Suite 2600
San Francisco, CA 94105

www.fremontfunds.com


Distributed by Quasar Distributors, LLC (12/04)


BR008b-0412

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-548-4539.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Christine D. Timmerman, a member of the registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

=============================================================================
                                     FYE  10/31/2004         FYE  10/31/2003
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Audit Fees                                  $248,800                $267,030
Audit-Related Fees                              None                    None
Tax Fees                                    $129,071                $111,485
All Other Fees                                  None                    None
=============================================================================

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and

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has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

================================================================================
Non-Audit Related Fees                      FYE  10/31/2004     FYE  10/31/2003
--------------------------------------------------------------------------------
Registrant                                            None                 None
Registrant's Investment Adviser                   $249,646             $435,198
================================================================================

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

The registrant does not have any procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10. Controls and Procedures.

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.
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Item 11. Exhibits.

(a) (1) Any code of ethics or amendment thereto that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to Registrant's Form N-CSR filed on January 9, 2004.

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

      (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


      (Registrant) Fremont Mutual Funds, Inc.
                  --------------------------------------------------------------


      By (Signature and Title) /s/ Deborah L. Duncan
                               -------------------------------------------------
                               Deborah L. Duncan, President

      Date   December 27, 2004
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      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By (Signature and Title) /s/ Deborah L. Duncan
                               -------------------------------------------------
                               Deborah L. Duncan, President

      Date   December 27, 2004
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      By (Signature and Title) /s/ James E. Klescewski
                               -------------------------------------------------
                               James E. Klescewski, Treasurer

      Date   December 27, 2004
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